Filing Version AMENDMENT NUMBER FOUR TO CREDIT AGREEMENT THIS AMENDMENT NUMBER FOUR TO CREDIT AGREEMENT (this “Amendment”), dated as of April 30, 2025, is entered into by and among ATKORE INTERNATIONAL, INC., a Delaware corporation (together with its successors and assigns, the “Parent Borrower”), the Subsidiary Borrowers party hereto (together with the Parent Borrower, jointly and severally, collectively, the “Borrowers” and each individually, a “Borrower”), each of the lenders signatory hereto, (including the New Lenders (as defined below) and the Exiting Lenders (as defined below) solely in the capacity set forth in Section 6) (such lenders, and the other lenders party to the below-defined Credit Agreement, together with their respective successors and permitted assigns, each individually, a “Lender”, and collectively, the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders hereunder, as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties and the Issuing Lenders, as swingline lender (in such capacity, the “Swingline Lender”) and as an Issuing Lender, and in light of the following: W I T N E S S E T H WHEREAS, the Borrowers, Lenders, and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of August 28, 2020 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”; WHEREAS, the Borrowers have requested that the Administrative Agent and Lenders make certain amendments to the Credit Agreement; WHEREAS, the Parent Borrower has requested that each of HSBC Bank USA, National Association and Truist Bank (each, a “New Lender” and collectively, the “New Lenders”) become a Lender under the Credit Agreement with its Commitment as of the Amendment Number Four Effective Date (as defined below) in the amount set forth on Schedule A to the Credit Agreement (as amended hereby); and WHEREAS, Royal Bank of Canada is a Lender (the “Exiting Lender”) under the Credit Agreement and no longer desires to be a Lender under the Credit Agreement, and the Exiting Lender has requested that 100% of its respective Commitments and its Individual Lender Exposure be allocated to the other Lenders (including the New Lenders) as set forth herein. WHEREAS, upon the terms and conditions set forth herein, the Administrative Agent and Lenders are willing to make certain amendments to the Credit Agreement as further described herein. NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows: 1. Defined Terms. All initially capitalized terms used herein (including the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement. 2. Amendments to Credit Agreement. Subject to the satisfaction (or waiver in writing by the Administrative Agent) of the conditions precedent set forth in Section 3 hereof: (a) the Credit Agreement (other than the signature pages, Annexes, Exhibits and Schedules thereto) is hereby amended (a) by deleting the red or green stricken text (indicated textually in

2 the same manner as the following example: stricken text and stricken text) and (b) to add the blue or green double-underlined text (indicated textually in the same manner as the following example: double- underlined text and double underlined test) as set forth on Annex A hereto; and (b) Schedule A to the Credit Agreement is hereby replaced in its entirety with the Schedule A hereto, and Schedule A hereto shall be deemed to be attached as Schedule A to the Credit Agreement. Immediately after giving effect to this Amendment and any Borrowings made on the Amendment Number Four Effective Date, (i) each Lender (including each New Lender but excluding, for the avoidance of doubt, the Exiting Lender) who holds Loans in an aggregate amount less than its Commitment Percentage of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than such Lender’s Commitment Percentage of all Loans (including, for the avoidance of doubt, the repayment of all Loans owing to the Exiting Lender), (ii) each Lender’s (including each New Lender) participation in each Letter of Credit and Swingline Loan, if any, shall be automatically adjusted to equal such Lender’s Commitment Percentage, (iii) such other adjustments shall be made as the Administrative Agent shall specify on or prior to the Amendment Number Four Effective Date so that the Revolving Exposure applicable to each Lender (including each New Lender) equals such Lender’s Commitment Percentage of the aggregate Revolving Exposure of the Lenders (and any other such adjustments as the Administrative Agent shall specify that provide for the payment of all accrued and unpaid interest and unutilized line or other fees owing to the Exiting Lender) and (iv) upon request by each applicable Lender, the Borrowers shall be required to make any break funding payments owing to such Lender that are required under Section 4.12(c) of the Credit Agreement as a result of the reallocation of Loans and adjustments described in this Section 2(b). 3. Conditions Precedent to Amendment. The satisfaction (or waiver in writing by the Administrative Agent) of each of the following shall constitute conditions precedent to the effectiveness of the Amendment (such date being the “Amendment Number Four Effective Date”): (a) The Administrative Agent shall have received (i) this Amendment, duly executed by the parties hereto, including each of the Lenders, the Exiting Lender and each of the New Lenders; (ii) the reaffirmation and consent of each Guarantor in the form attached hereto as Exhibit A, duly executed by the parties thereto, (iii) the Canadian reaffirmation and consent of each Canadian Loan Party in the form attached hereto as Exhibit B, duly executed by the parties thereto, and (iv) a fee letter, executed and delivered by a duly authorized officer of each Borrower and Wells Fargo (the “Amendment Number Four Fee Letter”), and each of the foregoing shall be in full force and effect. (b) After giving effect to this Amendment, each of the representations and warranties contained herein, in the Credit Agreement, and in the other Loan Documents, in each case shall be true and correct in all material respects on and as of the date hereof as if made on and as of such date (except to the extent any such representation or warranty relates to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date). (c) Borrowers shall pay concurrently with the closing of the transactions evidenced by this Amendment, all reasonable and documented out-of-pocket fees, costs, expenses and taxes then payable pursuant to the Credit Agreement and Section 7 of this Amendment provided that such amounts are invoiced to the Parent Borrower at least two business days prior to the Amendment Number Four Effective Date. (d) The Administrative Agent shall have received the following executed legal opinions, each in form and substance reasonably satisfactory to the Administrative Agent:

3 (i) executed legal opinion of Debevoise & Plimpton LLP, counsel to each of the Borrowers and the other Loan Parties; (ii) executed legal opinion of Richards, Layton & Finger, P.A., special Delaware counsel to certain of the Loan Parties; (iii) executed legal opinion of Holland & Hart LLP, special Nevada counsel to certain of the Loan Parties; and (iv) executed legal opinion of McMillan LLP, special Ontario counsel to certain of the Loan Parties. (e) The Administrative Agent shall have received a certificate from the Parent Borrower, dated the Amendment Number Four Effective Date, substantially in the form of Exhibit H to the Credit Agreement (with respect to items 1 and 2 therein) and with appropriate modifications to address the execution and delivery of this Amendment. (f) The Administrative Agent shall have received a certificate from each of the Borrowers and each other Loan Party, dated as of the Amendment Number Four Effective Date, substantially in the form of Exhibit G to the Credit Agreement, with appropriate modifications to address the execution, delivery and performance of this Amendment and with appropriate insertions and attachments of resolutions or other actions, in form and substance reasonably satisfactory to the Administrative Agent, evidence of incumbency and the signature of authorized signatories and Organizational Documents, executed by a Responsible Officer and the Secretary or any Assistant Secretary or other authorized representative of such Loan Party. (g) The Administrative Agent shall have received a certificate of the chief financial officer of the Parent Borrower certifying the Solvency, after giving effect to this Amendment and the transactions contemplated thereby, of the Parent Borrower and its Restricted Subsidiaries on a consolidated basis in substantially the form of Exhibit I to the Credit Agreement. (h) The Administrative Agent shall have received a good standing certificate for each Loan Party from its jurisdiction of organization or the substantive equivalent available in the jurisdiction of organization for each Loan Party from the appropriate governmental officer in such jurisdiction. (i) The Administrative Agent shall have received the results of a recent search by a Person reasonably satisfactory to the Administrative Agent, of the UCC, judgment and tax lien filings which have been filed with respect to personal property of the Loan Parties in the jurisdiction of organization of such Loan Party or any other jurisdiction reasonably requested by the Administrative Agent, and the results of such search shall not reveal any liens other than Permitted Liens. (j) The Administrative Agent shall have received duly executed Revolving Credit Note payable to each New Lender to the extent it has requested a Revolving Credit Note on or prior to the date two (2) Business Days prior to the Amendment Number Four Effective Date and dated as of the Amendment Number Four Effective Date.

4 (k) The Administrative Agent shall have received, in immediately available funds, the fees set forth in the Amendment Number Four Fee Letter. 4. Representations and Warranties. Parent Borrower with respect to itself and its Restricted Subsidiaries hereby represents and warrants to the Administrative Agent and each Lender as follows: (a) Each of the Loan Parties (i) is duly organized, validly existing and (to the extent applicable in the relevant jurisdiction) in good standing under the laws of the jurisdiction of its incorporation or formation, except (other than with respect to any Borrower), to the extent that the failure to be in good standing would not reasonably be expected to have a Material Adverse Effect, (ii) has the corporate or other organizational power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, except to the extent that the failure to have such legal right would not be reasonably expected to have a Material Adverse Effect, (iii) is duly qualified as a foreign corporation or limited liability company and (to the extent applicable in the relevant jurisdiction) in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and (to the extent applicable) in good standing would not be reasonably expected to have a Material Adverse Effect and (iv) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith would not, in the aggregate, be reasonably expected to have a Material Adverse Effect. (b) Each Loan Party has the corporate or other organizational power and authority, and the legal right, to make, deliver and perform this Amendment, and each such Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment, on the terms and conditions of this Amendment. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Loan Party in connection with the execution, delivery, performance, validity or enforceability of this Amendment, except for (i) consents, authorizations, notices and filings which have been obtained or made prior to the Amendment Number Four Effective Date, (ii) filings to perfect the Liens created by the Security Documents, and (iii) consents, authorizations, notices and filings which the failure to obtain or make would not reasonably be expected to have a Material Adverse Effect. This Amendment has been duly executed and delivered by each Borrower, and each other Loan Document to which any Loan Party is a party will be duly executed and delivered on behalf of such Loan Party. This Amendment constitutes a legal, valid and binding obligation of each of the Borrowers and each other Loan Document to which any Loan Party is a party when executed and delivered will constitute a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium, arrangement or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). (c) The execution, delivery and performance of this Amendment by any of the Loan Parties (i) will not violate any Requirement of Law or Contractual Obligation of such Loan Party in any respect that would reasonably be expected to have a Material Adverse Effect and (ii) will not result in, or require the creation or imposition of any Lien (other than Liens securing the Obligations or otherwise permitted under the Credit Agreement) on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation. (d) No Default or Event of Default has occurred and is continuing as of the date of the Amendment Number Four Effective Date, and no condition exists which constitutes a Default or an Event of Default.

5 (e) The representations and warranties set forth in this Amendment, the Credit Agreement, as amended by this Amendment and after giving effect to this Amendment, and the other Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof as if made on and as of such date (except to the extent any such representation or warranty relates to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date). 5. New Lenders. Each New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement, to the same extent as if such New Lender were an original signatory thereto. Each New Lender hereby appoints and authorizes the Administrative Agent to take such action as the Administrative Agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. Each New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment, to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 7.1(a) and Section 7.1(b) thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the Amendment Number Four Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder. 6. Exiting Lender. The Exiting Lender is executing this Amendment solely for purposes of Section 2(b) and Section 6 hereof and to the extent required under Section 11.1 of the Credit Agreement. Each of the parties hereto hereby agrees and confirms that after giving effect to this Amendment (including after giving effect to the payment of all loans, interest and fees owing to the Exiting Lender as set forth in Section 2(b) hereof), the Exiting Lender’s Commitment shall be $0.00, the Exiting Lender’s Commitment to lend and all other obligations of such Exiting Lender under the Credit Agreement shall be terminated (other than any obligations that expressly survive the termination or departure of a Lender under the Loan Documents in accordance with their terms), and the Exiting Lender shall cease to be a Lender for all purposes under the Loan Documents; provided that the rights and obligations under the Credit Agreement expressly stated to survive the termination of the Credit Agreement and the repayment of amounts outstanding thereunder shall survive for the benefit of the Exiting Lender. 7. Payment of Costs and Fees. On the Amendment Number Four Effective Date, the Borrowers shall pay to the Administrative Agent all reasonable, documented and invoiced out-of-pocket expenses (including, without limitation, the reasonable, documented and invoiced out-of-pocket fees and expenses of one firm of counsel for the Administrative Agent and, if necessary one firm of local counsel in each appropriate jurisdiction, retained by the Administrative Agent) in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto in accordance with Section 11.5 of the Credit Agreement. 8. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER AND JUDICIAL REFERENCE PROVISION SET FORTH IN SECTION 12 OF THE CREDIT

6 AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS. 9. Amendments. This Amendment cannot be altered, amended, changed or modified in any respect except in accordance with Section 14.1 of the Credit Agreement. 10. Counterpart Execution; Electronic Execution. This Amendment, any documents executed in connection herewith, and any notices under this Amendment or any other Loan Document, may be executed by means of (i) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (ii) an original manual signature; or (iii) a faxed, scanned or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall, for all purposes, have the same validity, legal effect, and admissibility in evidence as an original manual signature. The Administrative Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment or on any notice delivered to the Administrative Agent under this Amendment. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment. 11. Effect on Loan Documents. (a) The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of any Agent or any Lender under the Credit Agreement or any other Loan Document. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. The waivers, consents and modifications set forth herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse any future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further waiver, consent or amendment or other matter under the Loan Documents, and shall not be construed as an indication that any future waiver or amendment of covenants or any other provision of the Credit Agreement will be agreed to, it being understood that the granting or denying of any waiver or amendment which may hereafter be requested by the Borrowers remains in the sole and absolute discretion of the Agents and Lenders. To the extent that any terms or provisions of this Amendment conflict with those of the Credit Agreement or the other Loan Documents, the terms and provisions of this Amendment shall control. (b) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

7 (c) To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby. (d) This Amendment is a Loan Document. (e) This Amendment shall be subject to the provisions regarding construction set forth in Section 1.2 of the Credit Agreement, and such provisions are incorporated herein by reference, mutatis mutandis. 12. Integration. This Amendment, together with the other Loan Documents, represent the entire agreement of each of the Loan Parties party hereto and thereto, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any of the Loan Parties party hereto, the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents as applicable. 13. Reaffirmation of Obligations. Each Borrower hereby (a) acknowledges and reaffirms its obligations owing to the Administrative Agent, the Collateral Agent and each other Secured Party under each Loan Document to which it is a party, and (b) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Each Borrower hereby (i) further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with the Guarantee and Collateral Agreements or any other Loan Document to the Collateral Agent, on behalf and for the benefit of each Secured Party, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and (ii) acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof (including, without limitation, from after giving effect to this Amendment). 14. Ratification. Each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the date hereof and as modified hereby. 15. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. [Signature pages follow]

[Signature Page to Amendment Number 4 to Credit Agreement] IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written. PARENT BORROWER: ATKORE INTERNATIONAL, INC. By: Name: Title:

[Signature Page to Amendment Number 4 to Credit Agreement] AGENT AND LENDERS: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, Issuing Lender, Lender and Swingline Lender By: Name: Title:

[Signature Page to Amendment Number 4 to Credit Agreement] JPMORGAN CHASE BANK, N.A., as a Lender By: Name: Title:

[Signature Page to Amendment Number 4 to Credit Agreement] FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender By: Name: Title:

[Signature Page to Amendment Number 4 to Credit Agreement] KEYBANK, NATIONAL ASSOCIATION, as a Lender By: Name: Title:

[Signature Page to Amendment Number 4 to Credit Agreement] CITIBANK, N.A., as a Lender By: Name: Title:

[Signature Page to Amendment Number 4 to Credit Agreement] TRUIST BANK, as a New Lender By: Name: Title:

[Signature Page to Amendment Number 4 to Credit Agreement] HSBC BANK USA, NATIONAL ASSOCIATION, as a New Lender By: Name: Title:

[Signature Page to Amendment Number 4 to Credit Agreement] Solely in its capacity as the Exiting Lender and only for purposes of Section 6 hereof: ROYAL BANK OF CANADA, as the Exiting Lender By: Name: Title:

LEGAL_US_E # 185924686.9 ANNEX A CREDIT AGREEMENT (See attached)

LEGAL_US_E # 185924686.9 SCHEDULE A Commitments Lender Commitment Wells Fargo Bank, National Association $75,000,000 JPMorgan Chase Bank, N.A. $65,000,000 Citibank, N.A. $55,000,000 Fifth Third Bank, National Association $40,000,000 KeyBank National Association $30,000,000 Truist Bank $30,000,000 HSBC Bank USA, National Association $30,000,000 Total: $325,000,000

LEGAL_US_E # 185924686.9 EXHIBIT A REAFFIRMATION AND CONSENT All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Credit Agreement by an among ATKORE INTERNATIONAL, INC., a Delaware corporation (together with its successors and assigns, the “Parent Borrower”), the Subsidiary Borrowers party hereto (together with the Parent Borrower, jointly and severally, collectively, the “Borrowers” and each individually, a “Borrower”), the lenders identified on the signature pages hereof (such lenders, and the other lenders party to the below-defined Credit Agreement, together with their respective successors and permitted assigns, each individually, a “Lender”, and collectively, the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders hereunder, as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties and the Issuing Lenders, as swingline lender (in such capacity, the “Swingline Lender”) and as an Issuing Lender. Reference is made to that certain Amendment Number Four to Credit Agreement, dated as of the date hereof (the “Amendment”), by and among the Parent Borrower, the Administrative Agent and the Lenders signatory thereto. The undersigned Guarantors each hereby (a) represents and warrants to Agents and Lenders that the execution, delivery, and performance of this Reaffirmation and Consent (i) are within its powers, (ii) have been duly authorized by all necessary action, and (iii) do not and will not (A) violate any material provision of federal, state, or local law or regulation applicable to it or its Subsidiaries, the Governing Documents of it or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on it or its Subsidiaries, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material agreement of it or its Subsidiaries where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (C) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of such Guarantor, other than Permitted Liens, or (D) require any approval of any holder of its Equity Interests or any approval or consent of any Person under any of its or its Subsidiaries’ material agreements, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of material agreements, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect; (b) consents to the amendment of the Credit Agreement as set forth in the Amendment and any waivers granted therein; (c) acknowledges and reaffirms its obligations owing to the Lender Group and the Bank Product Providers under any Loan Document to which it is a party; (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect; (e) reaffirms, acknowledges, agrees and confirms that it has granted to the Collateral Agent a perfected security interest in the Collateral pursuant to the Loan Documents in order to secure all of its present and future Indebtedness to the Lender Group and the Bank Product Providers; and (f) represents and warrants that it has read and understands the Amendment and this Reaffirmation and Consent, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of such Loan Documents, has read such Loan Documents in full and final form, and has been advised by its counsel of its rights and obligations hereunder and thereunder. Without limiting the generality of the foregoing, each of the undersigned hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party effective as of the date hereof and as amended by the Amendment. All Indebtedness owing by each of the undersigned are unconditionally owing by such Person to the Lender Group and the Bank Product Providers, without offset, defense (other than defense of payment), withholding, counterclaim or deduction of any kind, nature or description whatsoever.

LEGAL_US_E # 185924686.9 Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, they each understand that neither any Agent nor any Lender has any obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. This Reaffirmation and Consent may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Reaffirmation and Consent. This Reaffirmation and Consent may be executed by means of (i) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (ii) an original manual signature; or (iii) a faxed, scanned or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall, for all purposes, have the same validity, legal effect, and admissibility in evidence as an original manual signature. The Administrative Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment or on any notice delivered to the Administrative Agent under this Amendment. The validity of this Reaffirmation and Consent, the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the State of New York. [Signature page follows]

[Signature Page to Reaffirmation and Consent] IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed and delivered as of the date of the Amendment. GUARANTORS: ATKORE INC. By: Name: Title: AFC CABLE SYSTEMS, INC. By: Name: Title: ALLIED TUBE & CONDUIT CORPORATION By: Name: Title: ATKORE PLASTIC PIPE CORPORATION By: Name: Title: ATKORE PLASTIC SOUTHEAST, LLC By: Name: [__] Title: [__]

[Signature Page to Reaffirmation and Consent] ATKORE SOUTHWEST, LLC By: Name: Title: CALPIPE INDUSTRIES, LLC By: Name: Title: TKN, INC. By: Name: Title: UNISTRUT INTERNATIONAL CORPORATION By: Name: Title:

[Signature Page to Reaffirmation and Consent] UNITED POLY SYSTEMS HOLDINGS, INC. UNITED POLY SYSTEMS, LLC ATKORE HDPE, LLC By: Name: Title:

LEGAL_US_E # 185924686.9 EXHIBIT B CANADIAN REAFFIRMATION AND CONSENT All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Credit Agreement by an among ATKORE INTERNATIONAL, INC., a Delaware corporation (together with its successors and assigns, the “Parent Borrower”), the Subsidiary Borrowers party hereto (together with the Parent Borrower, jointly and severally, collectively, the “Borrowers” and each individually, a “Borrower”), the lenders identified on the signature pages hereof (such lenders, and the other lenders party to the below-defined Credit Agreement, together with their respective successors and permitted assigns, each individually, a “Lender”, and collectively, the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders hereunder, as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties and the Issuing Lenders, as swingline lender (in such capacity, the “Swingline Lender”) and as an Issuing Lender. Reference is made to that certain Amendment Number Four to Credit Agreement, dated as of the date hereof (the “Amendment”), by and among the Parent Borrower, the Administrative Agent and the Lenders signatory thereto. The undersigned Guarantors each hereby (a) represents and warrants to Agents and Lenders that the execution, delivery, and performance of this Canadian Reaffirmation and Consent (i) are within its powers, (ii) have been duly authorized by all necessary action, and (iii) do not and will not (A) violate any material provision of federal, state, or local law or regulation applicable to it or its Subsidiaries, the Governing Documents of it or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on it or its Subsidiaries, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material agreement of it or its Subsidiaries where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (C) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of such Guarantor, other than Permitted Liens, or (D) require any approval of any holder of its Equity Interests or any approval or consent of any Person under any of its or its Subsidiaries’ material agreements, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of material agreements, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect; (b) consents to the amendment of the Credit Agreement as set forth in the Amendment and any waivers granted therein; (c) acknowledges and reaffirms its obligations owing to the Lender Group and the Bank Product Providers under any Loan Document to which it is a party; (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect; (e) reaffirms, acknowledges, agrees and confirms that it has granted to the Collateral Agent a perfected security interest in the Collateral pursuant to the Loan Documents in order to secure all of its present and future Indebtedness to the Lender Group and the Bank Product Providers; and (f) represents and warrants that it has read and understands the Amendment and this Canadian Reaffirmation and Consent, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of such Loan Documents, has read such Loan Documents in full and final form, and has been advised by its counsel of its rights and obligations hereunder and thereunder. Without limiting the generality of the foregoing, each of the undersigned hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party effective as of the date hereof and as amended by the Amendment. All Indebtedness owing by each of the undersigned are unconditionally owing by such Person to the Lender Group and the Bank Product Providers, without offset, defense (other than defense of payment), withholding, counterclaim or deduction of any kind, nature or description whatsoever.

LEGAL_US_E # 185924686.9 Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, they each understand that neither any Agent nor any Lender has any obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. This Canadian Reaffirmation and Consent may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Canadian Reaffirmation and Consent. This Canadian Reaffirmation and Consent may be executed by means of (i) an electronic signature that complies with the Electronic Commerce Act (Ontario), or any other relevant and applicable electronic signatures law; (ii) an original manual signature; or (iii) a faxed, scanned or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall, for all purposes, have the same validity, legal effect, and admissibility in evidence as an original manual signature. The Administrative Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment or on any notice delivered to the Administrative Agent under this Amendment. The validity of this Canadian Reaffirmation and Consent, the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. [Signature page follows]

[Signature Page to Canadian Reaffirmation and Consent] IN WITNESS WHEREOF, the undersigned have each caused this Canadian Reaffirmation and Consent to be executed and delivered as of the date of the Amendment. GUARANTORS: COLUMBIA-MBF INC. By: Name: Title:

Execution Version Annex A $325,000,000 AMENDED AND RESTATED CREDIT AGREEMENT among ATKORE INC., as Ultimate Parent ATKORE INTERNATIONAL, INC., and THE SUBSIDIARY BORROWERS PARTY HERETO, as Borrowers, THE LENDERS FROM TIME TO TIME PARTIES HERETO, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Swingline Lender, Issuing Lender, Administrative Agent and Collateral Agent, and the other Issuing Lenders party hereto dated as of August 28, 2020 WELLS FARGO BANK, NATIONAL ASSOCIATION JPMORGAN CHASE BANK, N.A. and CITIBANK, N.A. as Joint Lead Arrangers and Joint Bookrunners and FIFTH THIRD BANK, NATIONAL ASSOCIATION as Syndication Agent

TABLE OF CONTENTS

		PAGE
SECTION 1	Definitions	1
1.1	Defined Terms	1
1.2	Other Definitional and Interpretive Provisions	83
SECTION 2	Amount and Terms of Commitments	89
2.1	Commitments	89
2.2	Procedure for Revolving Credit Borrowing	92
2.3	Termination or Reduction of Commitments	93
2.4	Swingline Commitments	94
2.5	Repayment of Loans	97
2.6	Accordion Facility	100
2.7	Refinancing Amendments	104
2.8	Extension of Commitments	105
2.9	Designated Account	107
SECTION 3	Letters of Credit	107
3.1	L/C Commitment	107
3.2	Procedure for Issuance of Letters of Credit	109
3.3	Fees, Commissions and Other Charges	112
3.4	L/C Participations	113
3.5	Reimbursement Obligation of the Borrowers	114
3.6	Obligations Absolute	115
3.7	L/C Disbursements	116
3.8	L/C Request	116
3.9	L/C Cash Collateralization	116
3.10	Additional Issuing Lenders	117
3.11	Resignation or Removal of the Issuing Lender	117
SECTION 4	General Provisions Applicable to Loans and Letters of Credit	118
4.1	Interest Rates and Payment Dates	118
4.2	Conversion and Continuation Options	119
4.3	Minimum Amounts of Sets	120
4.4	Optional and Mandatory Prepayments	120
4.5	Commitment Fees; Administrative Agent's Fee; Other Fees	122
4.6	Computation of Interest and Fees	123
4.7	Special Provisions Applicable to Interest Rate	123
4.8	Pro Rata Treatment and Payments	126
4.9	Illegality	128
4.10	Requirements of Law	129
4.11	Taxes	131
4.12	Indemnity	137
4.13	Certain Rules Relating to the Payment of Additional Amounts	138
4.14	Controls on Prepayment if Aggregate Outstanding Credit Exceeds Aggregate Revolving Credit Loan Commitments	140
4.15	Defaulting Lenders	141
4.16	Cash Management	143

i

SECTION 5	Representations and Warranties	147
5.1	Financial Condition	147
5.2	No Change; Solvent	148
5.3	Corporate Existence; Compliance with Law	148
5.4	Corporate Power; Authorization; Enforceable Obligations	149
5.5	No Legal Bar	149
5.6	No Material Litigation	150
5.7	No Default	150
5.8	Ownership of Property; Liens	150
5.9	Intellectual Property	150
5.10	[Reserved]	150
5.11	Taxes	150
5.12	Federal Regulations	151
5.13	ERISA; Canadian Pension Plans	151
5.14	Collateral	152
5.15	Investment Company Act; Other Regulations	153
5.16	Subsidiaries	153
5.17	Purpose of Loans	153
5.18	Environmental Matters	153
5.19	No Material Misstatements	154
5.20	[Reserved]	155
5.21	Labor Matters	155
5.22	Insurance	155
5.23	Eligible Accounts	155
5.24	Eligible Inventory	155
5.25	OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws	155
5.26	Outbound Investment Regulations	153
SECTION 6	Conditions Precedent	156
6.1	Conditions to Initial Extension of Credit	156
6.2	Conditions to Each Extension of Credit After the Closing Date	160
SECTION 7	Affirmative Covenants	161
7.1	Financial Statements	161
7.2	Certificates; Other Information	163
7.3	Payment of Obligations	166
7.4	Conduct of Business and Maintenance of Existence	166
7.5	Maintenance of Property; Insurance	167
7.6	Inspection of Property; Books and Records; Discussions	167
7.7	Notices	169
7.8	Environmental Laws	170
7.9	Subsidiaries	171
7.10	[Reserved]	174
7.11	Use of Proceeds	174
7.12	Post-Closing Security Perfection	175
7.13	[Reserved]	175
7.14	Changes in Fiscal Year	175
7.15	OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws	175

ii

iii SECTION 8 Negative Covenants ........................................................................................... 175 8.1 Financial Condition Covenant ........................................................................... 175 8.2 Limitation on Fundamental Changes ................................................................. 175 8.3 Limitation on Restricted Payments .................................................................... 178 8.4 Limitations on Certain Acquisitions .................................................................. 180 8.5 Limitation on Dispositions of Collateral ............................................................ 182 8.6 Limitation on Optional Payments and Modifications of Subordinated Debt Instruments and Other Documents ..................................................................... 183 8.7 [Reserved]. ......................................................................................................... 184 8.8 Limitation on Negative Pledge Clauses ............................................................. 184 8.9 Limitation on Lines of Business ........................................................................ 187 8.10 Limitations on Currency, Commodity and Other Hedging Transactions .......... 187 8.11 Limitations on Transactions with Affiliates ...................................................... 187 8.12 Limitations on Investments ................................................................................ 189 8.13 Limitations on Indebtedness .............................................................................. 193 8.14 Limitations on Liens .......................................................................................... 201 8.15 Canadian Defined Benefit Pension Plans .......................................................... 207 8.16 I Outbound Investment Regulations…………………………………………….. 204 SECTION 9 Events of Default ............................................................................................... 208 9.1 Events of Default ............................................................................................... 208 9.2 Remedies Upon an Event of Default ................................................................. 211 SECTION 10 The Agents and the Other Representatives ........................................................ 212 10.1 Appointment ...................................................................................................... 212 10.2 The Administrative Agent and Affiliates ........................................................... 212 10.3 Action by an Agent ............................................................................................ 213 10.4 Exculpatory Provisions ...................................................................................... 213 10.5 Acknowledgement and Representations by Lenders ......................................... 214 10.6 Indemnity; Reimbursement by Lenders ............................................................. 215 10.7 Right to Request and Act on Instructions; Reliance .......................................... 216 10.8 Collateral Matters ............................................................................................... 216 10.9 Successor Agent ................................................................................................. 219 10.10 Swingline Lender ............................................................................................... 220 10.11 Withholding Tax ................................................................................................ 220 10.12 Other Representatives ........................................................................................ 220 10.13 Appointment of Borrower Representatives ....................................................... 220 10.14 Administrative Agent May File Proofs of Claim ............................................... 221 10.15 Application of Proceeds ..................................................................................... 221 10.16 Certain ERISA Matters ...................................................................................... 222 10.17 Erroneous Payments. .......................................................................................... 225 SECTION 11 Miscellaneous .................................................................................................... 227 11.1 Amendments and Waivers ................................................................................. 227 11.2 Notices ............................................................................................................... 232 11.3 No Waiver; Cumulative Remedies .................................................................... 234 11.4 Survival of Representations and Warranties ...................................................... 234 11.5 Payment of Fees, Expenses and Taxes .............................................................. 234 11.6 Successors and Assigns; Participations and Assignments ................................. 240

iv 11.7 Adjustments; Set-off; Calculations; Computations ........................................... 247 11.8 Judgment ............................................................................................................ 247 11.9 Counterparts ....................................................................................................... 248 11.10 Severability ........................................................................................................ 248 11.11 Integration .......................................................................................................... 248 11.12 Governing Law .................................................................................................. 248 11.13 Submission to Jurisdiction; Waivers .................................................................. 249 11.14 Acknowledgements ............................................................................................ 250 11.15 Waiver Of Jury Trial .......................................................................................... 250 11.16 Confidentiality ................................................................................................... 250 11.17 Accordion Indebtedness; Additional Indebtedness ............................................ 252 11.18 USA Patriot Act Notice ..................................................................................... 252 11.19 Electronic Execution .......................................................................................... 252 11.20 Joint and Several Liability; Postponement of Subrogation ................................ 252 11.21 Reinstatement ..................................................................................................... 253 11.22 Designated Cash Management Agreements, Designated Hedging Agreements and Designated Vendor Financing Arrangements ......................... 254 11.23 Acknowledgement and Consent to Bail-In of EEA Financial Institutions ........ 255 11.24 Acknowledgement Regarding Any Supported QFCs ........................................ 256 11.25 Cash Management Party .................................................................................... 257 11.26 No Novation ....................................................................................................... 258

v SCHEDULES A Commitments A-1.1(j) Authorized Persons A-1.1(k) Administrative Agent’s Account B Financial Centers of Designated Foreign Currency 1.1(a) [Reserved] 1.1(b) Disposition of Certain Assets 1.1(c) Owned Real Property 1.1(d) [Reserved] 1.1(e) [Reserved] 1.1(f) Existing Investments 1.1(g) Loans and Advances to Directors and Employees 1.1(h) Designated Cash Management Agreements, Designated Hedging Agreements, Designated Vendor Financing Arrangements 1.1(i) L/C Sublimits 1.1(j) Unrestricted Subsidiaries 2.9 Designated Account 4.16(a) DDAs 5.2 Material Adverse Effect Disclosure 5.4 Consents Required 5.6 Litigation 5.9 Intellectual Property Claims 5.13(c) Canadian Pension Plans 5.16 Subsidiaries 5.18 Environmental Matters 5.22 Insurance 6.1(f) Lien Searches 7.2(a) Collateral Reporting 7.2(b) Website Address 7.12 Post-Closing Collateral Requirements 8.11 Affiliate Transactions 8.13(d) Closing Date Existing Indebtedness 8.14(b) Existing Liens

vi EXHIBITS A-1 Form of Revolving Credit Note A-2 Form of Swingline Note B-1 Form of Amended and Restated Guarantee and Collateral Agreement B-2 Form of Canadian Guarantee and Collateral Agreement C [Reserved] D Form of U.S. Tax Compliance Certificate E Form of Assignment and Acceptance F Form of Swingline Loan Participation Certificate G Form of Secretary’s Certificate H Form of Officer’s Certificate I Form of Solvency Certificate J-1 Form of Borrowing Request J-2 Form of L/C Request K Form of Borrowing Base Certificate L Form of Lender Joinder Agreement M [Reserved] N Form of Subsidiary Borrower Joinder O [Reserved] P [Reserved] Q Form of Compliance Certificate

LEGAL US E # AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 28, 2020, among Atkore International, Inc., a Delaware corporation (together with its successors and assigns, the “Parent Borrower”), the Subsidiary Borrowers from time to time party hereto (together with the Parent Borrower, jointly and severally, collectively, the “Borrowers” and each individually, a “Borrower”), the several banks and other financial institutions from time to time party hereto (as further defined in Subsection 1.1, the “Lenders”), the issuing lenders from time to time party hereto (as further defined in Subsection 1.1, the “Issuing Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders hereunder, as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties and the Issuing Lenders, as swingline lender (in such capacity, the “Swingline Lender”) and as an Issuing Lender. The parties hereto hereby agree as follows: W I T N E S S E T H: WHEREAS, the Parent Borrower, the Administrative Agent, the Collateral Agent and certain lenders are party to that certain Existing Credit Agreement (as defined below); WHEREAS, the parties desire to amend and restate the Existing Credit Agreement on the terms and conditions set forth herein to effect the Transactions; WHEREAS, it is the intent of the parties hereto that this Agreement not constitute novation of the obligations and liabilities existing under the Existing Credit Agreement which remain outstanding or evidence repayment of any such obligations and liabilities and that this Agreement amends and restates in its entirety the Existing Credit Agreement and re-evidence the obligations of the Borrowers outstanding thereunder as Obligations of the Borrowers under this Agreement; and WHEREAS, in order to (i) effect the Transactions, including the payments of fees, costs and expenses relating thereto and (ii) finance the working capital, capital expenditures and other general corporate purposes of the Parent Borrower and its Subsidiaries, the Parent Borrower and the Subsidiary Borrowers have requested that the Lenders make the Loans and issue and participate in the Letters of Credit provided for herein. NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree to amend and restate the Existing Credit Agreement as follows: SECTION 2 Definitions 2.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings: “30-Day Specified Availability”: as of the date of any Specified Transaction (after giving effect thereto) or any other date of determination, the sum of (x) the quotient obtained by dividing (a) the sum of each day’s aggregate amount of Available Loan Commitments during the

2 thirty (30) consecutive day period immediately preceding such Specified Transaction plus the sum of each day’s Specified Suppressed Availability during such period (in each case, calculated on a pro forma basis to include the borrowing or repayment of any Loans or issuance or cancellation of any Letters of Credit in connection with such Specified Transaction) by (b) thirty (30) plus (y) Specified Unrestricted Cash as of the date of such Specified Transaction or any other date of determination. “ABL Priority Collateral”: as defined in the Intercreditor Agreement as in effect on the date hereof or modified with the consent of the Required Lenders and whether or not the same remains in full force and effect. “ABR”: when used in reference to any Loan or Borrowing, is used when such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate. “ABR Loans”: Loans to which the rate of interest applicable is based upon the Alternate Base Rate. “Acceleration”: as defined in Subsection 9.1(e). “Accordion Facility” and “Accordion Facilities”: as defined in Subsection 2.6(a). “Accordion Facility Increase”: as defined in Subsection 2.6(a). “Accordion Indebtedness”: Indebtedness incurred by any Borrower pursuant to and in accordance with Subsection 2.6. “Accordion Revolving Credit Commitment Effective Date”: as defined in Subsection 2.6(d). “Accordion Revolving Credit Commitments”: as defined in Subsection 2.6(a). “Accordion Term Loans”: as defined in Subsection 2.6(a). “Account Debtor”: each Person who is obligated on an Account, Chattel Paper or General Intangible. “Account Party”: as defined in Subsection 11.5(c). “Accounts”: “accounts” as defined in Article 9 of the UCC and, with respect to any Person, all such Accounts of such Person, whether now existing or existing in the future, including (a) all accounts receivable of such Person (whether or not specifically listed on schedules furnished to the Administrative Agent), including all accounts created by or arising from all of such Person’s sales of goods or rendition of services made under any of its trade names, or through any of its divisions, (b) all unpaid rights of such Person (including rescission, replevin, reclamation and stopping in transit) relating to the foregoing or arising therefrom, (c) all rights to any goods represented by any of the foregoing, including returned or repossessed goods, (d) all reserves and credit balances held by such Person with respect to any such accounts

3 receivable of any Account Debtors, (e) all letters of credit, guarantees or collateral for any of the foregoing and (f) all insurance policies or rights relating to any of the foregoing. “Acquired Indebtedness”: Indebtedness of a Person (i) existing at the time such Person becomes a Subsidiary or (ii) assumed in connection with the acquisition of assets from such Person, in each case other than Indebtedness incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or such acquisition of assets. Acquired Indebtedness shall be deemed to be incurred on the date of the related acquisition of assets from any Person or the date the acquired Person becomes a Subsidiary. “Acquisition Consideration”: the purchase consideration for any acquisition and all other payments by the Ultimate Parent or any of its Restricted Subsidiaries in exchange for, or as part of, or in connection with, any acquisition, consisting of cash or by exchange of property (other than Capital Stock of any Parent Entity) or the assumption of Indebtedness payable at or prior to the consummation of such acquisition or deferred for payment at any future time (provided that any such future payment is not subject to the occurrence of any contingency). For purposes of the foregoing, any Acquisition Consideration consisting of property shall be valued at the Fair Market Value thereof, measured on the date a legally binding commitment for such acquisition (or, if later, for payment of such item) was entered into and without giving effect to subsequent changes in value. “Additional Agent”: as defined in the Intercreditor Agreement. “Additional Assets”: (a) any property or assets that replace the property or assets that are the subject of an Asset Sale; (b) any property or assets (other than Indebtedness and Capital Stock) used or to be used by the Ultimate Parent or a Restricted Subsidiary or otherwise useful in a business permitted by Subsection 8.9 and any capital expenditures in respect of any property or assets already so used; (c) the Capital Stock of a Person that is engaged in a business permitted by Subsection 8.9 and becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by the Ultimate Parent or another Restricted Subsidiary; or (d) Capital Stock of any Person that at such time is a Restricted Subsidiary acquired from a third party. “Additional Indebtedness”: as defined in the Intercreditor Agreement. “Additional Lender”: as defined in Subsection 2.6(a). “Additional Obligations”: senior or subordinated Indebtedness (which Indebtedness may be (w) secured by a Lien ranking pari passu with the Lien securing the Cash Flow Priority Obligations (which shall, for the avoidance of doubt, rank junior to the Lien securing this Facility with respect to the ABL Priority Collateral), (x) secured by a Lien ranking junior to the Lien securing the Cash Flow Priority Obligations, (y) unsecured or (z) in the case of Indebtedness issued or incurred by an Escrow Subsidiary, secured by a Lien on the proceeds of such Additional Obligations which were subject to an escrow or similar arrangement and Liens on any related deposit of cash, Cash Equivalents or Temporary Cash Investments to cover interest and premium in respect of such Additional Obligations), including customary bridge financings, in each case issued or incurred by any Loan Party or any Escrow Subsidiary in compliance with Subsection 8.13.

4 “Additional Obligations Documents”: any document or instrument (including any guarantee, security agreement or mortgage and which may include any or all of the Term Loan Documents) issued or executed and delivered with respect to any Additional Obligations or Rollover Indebtedness by any Loan Party or Escrow Subsidiary with respect to any Additional Obligations or Rollover Indebtedness. “Adjusted Term CORRA” means, for purposes of any calculation, the rate per annum equal to (a) Term CORRA for such calculation, plus (b) the Term CORRA Adjustment; provided that if Adjusted Term CORRA as so determined shall ever be less than the Floor, then Adjusted Term CORRA shall be deemed to be the Floor. “Adjusted Term SOFR”: for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor. “Administrative Agent”: as defined in the Preamble hereto and shall include any successor to the Administrative Agent appointed pursuant to Subsection 10.9. “Administrative Agent’s Account”: the Deposit Account of Administrative Agent identified on Schedule A-1.1(k) to this Agreement (or such other Deposit Account of Administrative Agent that has been designated as such, in writing, by Administrative Agent to Borrowers and the Lenders). “Affected Term CORRA Reference Rate”: as defined in Subsection 4.7. “Affected Daily Rate”: as defined in Subsection 4.7. “Affected Term SOFR”: as defined in Subsection 4.7. “Affected Loans”: as defined in Subsection 4.9. “Affiliate”: as to any specified Person, any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person means the possession, directly or indirectly through one or more intermediaries, of the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; provided that, solely with respect to the definition of Borrowing Base Eligible Accounts and Subsection 8.11, (a) if any Person so owns or otherwise has the power to vote 20% or more of the Voting Stock of such Person, then both such Persons shall be Affiliates of each other, (b) each director (or comparable manager) of a Person shall be deemed to be an Affiliate of such Person, and (c) each partnership in which a Person is a general partner shall be deemed an Affiliate of such Person; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. “Agency Resignation and Appointment Agreement”: the Resignation, Waiver, Consent and Appointment Agreement, dated as of August 28, 2020, by and among the Parent Borrower,

5 Subsidiary Guarantors, Agents, and UBS AG, Stamford Branch, in its capacity as resigning administrative agent and collateral agent. “Agent Advance”: as defined in Subsection 2.1(c). “Agent Advance Period”: as defined in Subsection 2.1(c). “Agents”: the collective reference to the Administrative Agent and the Collateral Agent and “Agent” shall mean any of them. “Aggregate Lender Exposure”: the sum of the Dollar Equivalent of (a) the aggregate principal amount of all Revolving Credit Loans then outstanding, (b) the aggregate amount of all L/C Obligations at such time and (c) the aggregate amount of all Swingline Exposure at such time. “Aggregate Outstanding Credit”: as to any Revolving Credit Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Loans made by such Revolving Credit Lender then outstanding (including in the case of Revolving Credit Loans then outstanding in any Designated Foreign Currency, the Dollar Equivalent of the aggregate principal amount thereof), (b) the aggregate amount equal to such Revolving Credit Lender’s Commitment Percentage of the L/C Obligations then outstanding and (c) the aggregate amount equal to such Revolving Credit Lender’s Commitment Percentage, if any, of the Swingline Loans then outstanding. “Agreement”: this Credit Agreement, as amended, supplemented, waived or otherwise modified from time to time. “Alternate Base Rate”: for any day, a fluctuating rate per annum equal to the greatest of (a) the Base Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 0.50% and (c) Adjusted Term SOFR for an Interest Period of one-month beginning on such day (or if such day is not a Business Day, on the immediately preceding Business Day) plus 1.00%. If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate or Adjusted Term SOFR for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Alternate Base Rate shall be determined without regard to clause (b) or (c) above, as the case may be, of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Base Rate, the Federal Funds Effective Rate or Adjusted Term SOFR shall be effective on the effective date of such change in the Base Rate, the Federal Funds Effective Rate or Adjusted Term SOFR, respectively. “Amendment No. 4 Effective Date” means April 30, 2025. “Anti-Corruption Laws”: the FCPA, the U.K. Bribery Act of 2010, as amended, the Corruption of Foreign Public Official Act (Canada), as amended, and all other applicable laws and regulations or ordinances concerning or relating to bribery, money laundering or corruption in any jurisdiction in which any Loan Party or any of its Subsidiaries or Affiliates is located or is doing business.

6 “Anti-Money Laundering Laws”: the applicable laws or regulations in any jurisdiction in which any Loan Party or any of its Subsidiaries or Affiliates is located or is doing business that relates to money laundering, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto “Applicable Commitment Fee Rate”: with respect to commitment fees payable hereunder, a rate per annum equal to 0.30%; provided that, commencing with the first full fiscal quarter following the First Amendment Effective Date, for any period the aggregate Available Loan Commitments expressed as a percentage of Availability are less than 50%, the Applicable Commitment Fee Rate shall be 0.25%. “Applicable Margin”: a rate per annum equal to the rate set forth below for the applicable type of Loan and opposite the applicable aggregate Available Loan Commitments expressed as a percentage of Availability: Aggregate Available Loan Commitments Term SOFR Loans and Daily Rate Loans ABR Loans Term CORRA Loans Canadian Prime Rate Loans Level I: Less than or equal to 20% 1.75% 0.75% 1.75% 0.75% Level II: Greater than 20% but less than or equal to 60% 1.50% 0.50% 1.50% 0.50% Level III: Greater than 60% 1.25% 0.25% 1.25% 0.25% Each change in the Applicable Margin resulting from a change in the aggregate Available Loan Commitments shall be effective with respect to all Loans and Letters of Credit outstanding on and after the date of delivery to the Administrative Agent of the Borrowing Base Certificate required by Subsection 7.2(f) indicating such change until the date immediately preceding the next date of delivery of such Borrowing Base Certificate indicating another such change; provided that, until delivery of the first Borrowing Base Certificate following the Closing Date, the aggregate Available Loan Commitments shall be deemed to be in Level III. Notwithstanding the foregoing, the aggregate Available Loan Commitments shall be deemed to be in Level I at any time (after expiration of the applicable cure period) during which the Parent Borrower has failed to deliver the Borrowing Base Certificate required by Subsection 7.2(f). In addition, at all times while an Event of Default known to the Parent Borrower shall have occurred and be continuing, the Applicable Margin shall not decrease from that previously in effect as a result of the delivery of such Borrowing Base Certificate.

7 “Approved Fund”: as defined in Subsection 11.6(b). “Asset Sale”: any sale, issuance, conveyance, transfer, lease or other disposition including by way of a Delaware LLC Division (a “Disposition”), by the Parent Borrower or any other Loan Party in one or a series of related transactions, of any real or personal, tangible or intangible, property (including Capital Stock) of the Parent Borrower or any of its Restricted Subsidiaries, other than: (a) the sale or other Disposition of obsolete, worn out or surplus property, whether now owned or hereafter acquired, in the ordinary course of business; (b) the sale or other Disposition of any property (including Inventory) in the ordinary course of business; (c) the sale or discount without recourse of accounts receivable or notes receivable arising in the ordinary course of business, or the conversion or exchange of accounts receivable into or for notes receivable, in connection with the compromise or collection thereof; provided that, in the case of any Foreign Subsidiary of the Ultimate Parent, any such sale or discount may be with recourse if such sale or discount is consistent with customary practice in such Foreign Subsidiary’s country of business; (d) as permitted by Subsection 8.2(b) or pursuant to any Exempt Sale and Leaseback Transaction; (e) subject to any applicable limitations set forth in Subsection 8.2, Dispositions of any assets or property by the Ultimate Parent or any of its Restricted Subsidiaries to the Ultimate Parent, any Subsidiary Guarantor or any Wholly Owned Subsidiary of the Ultimate Parent; (f) the abandonment or other Disposition of patents, trademarks or other intellectual property that are, in the reasonable judgment of the Parent Borrower no longer economically reasonable to maintain or useful in the conduct of the business of the Ultimate Parent and its Subsidiaries taken as a whole, and (ii) any license, sublicense or other grant of rights in or to Intellectual Property (in each case, other than an exclusive license of Intellectual Property owned by the Ultimate Parent or any of its Restricted Subsidiaries) in the ordinary course of business; (g) any Disposition by the Ultimate Parent or any of its Restricted Subsidiaries for aggregate consideration not to exceed the greater of (x) $30,000,000 and (y) 2.00% of Consolidated Total Assets; (h) any Disposition set forth on Schedule 1.1(b); (i) any Delaware LLC Division if such Delaware Divided LLC becomes a Restricted Subsidiary; (j) any Disposition of cash, Cash Equivalents or Temporary Cash Investments as consideration for a transaction not prohibited under this Agreement; (k) to the extent constituting a Disposition, any Restricted Payment Transaction;

8 (l) any “fee in lieu” or other disposition of assets to any Governmental Authority that continue in use by the Ultimate Parent or any Restricted Subsidiary, so long as the Ultimate Parent or any Restricted Subsidiary may obtain title to such assets upon reasonable notice by paying a nominal fee; (m) any exchange of property pursuant to or intended to qualify under Section 1031 (or any successor section) of the Code, or any exchange of equipment to be leased, rented or otherwise used in a Related Business; (n) any disposition arising from foreclosure, condemnation, eminent domain, or similar action with respect to any property or other assets, or exercise of termination rights under any lease, license, concession or other agreement, or necessary or advisable (as determined by the Parent Borrower in good faith) in order to consummate any acquisition of any Person, business or assets, or pursuant to buy/sell arrangements under any joint venture or similar agreement or arrangement; (o) the sale or other Disposition of accounts receivable, or participations therein, and assets related to such accounts receivable in connection with any Receivables Facility permitted pursuant to this Agreement; and (p) to the extent constituting a Disposition, the creation or granting of any Lien permitted under this Agreement. “Assignee”: as defined in Subsection 11.6(b)(i). “Assignment and Acceptance”: an Assignment and Acceptance, substantially in the form of Exhibit E hereto. “Authorized Person”: any one of the individuals identified as an officer of a Borrower on Schedule A-1.1(j) to this Agreement, or any other individual identified by Borrower Representative as an authorized person and authenticated through Administrative Agent’s electronic platform or portal in accordance with its procedures for such authentication. “Auto-Renewal L/C”: as defined in Subsection 3.1(c). “Availability”: the lesser of (x) the aggregate Commitments as in effect at such time and (y) the Borrowing Base at such time (based on the Borrowing Base Certificate last delivered). “Availability Reserves”: reserves, if any, (1) established by the Administrative Agent from time to time hereunder in its Permitted Discretion against the Borrowing Base, including such reserves, subject to Subsection 2.1(b), as the Administrative Agent, in its Permitted Discretion, determines as being appropriate to reflect any impairment to the value of the enforceability or priority of the Lien on, or the ability to enforce upon, realize, access, appraise, finish, repair or inspect, the Collateral consisting of Eligible Accounts or Eligible Inventory included in the Borrowing Base (including (x) in connection with the disposition of any such Eligible Accounts or Eligible Inventory (including, without limitation, pursuant to a Special Purpose Financing (as defined in the Term Loan Credit Agreement), a Sale and Leaseback Transaction or transactions related to a Receivables Facility), and (y) claims that the

9 Administrative Agent determines will need to be satisfied in connection with the realization upon such Collateral), (2) constituting Designated Cash Management Reserves, Designated Hedging Reserves or Designated Vendor Financing Reserves established in accordance with Subsection 11.22(a), (3) constituting Dilution Reserves, (4) constituting Canadian Priority Payables Reserves, or (5) established by the Administrative Agent from time to time hereunder on and after the date that is 91 days prior to the maturity of any tranche of term loans under the Term Loan Credit Facility and there is $100,000,000 or less in principal amount outstanding under such tranche of term loans, in an amount up to, but not in excess of, the outstanding principal amount of term loans under such tranche (and any such Availability Reserves under this clause (5) will be reduced by the amount of any prepayment of principal amount of such tranche of term loans not in violation of this Agreement). “Available Accordion Amount”: at any time, the excess, if any, of (a) the sum of $150,000,000 over (b) the sum of the aggregate principal amount of all Accordion Term Loans made plus all Accordion Revolving Credit Commitments established prior to such date pursuant to Subsection 2.6. “Available Excluded Contribution Amount Basket”: as of any date, the excess, if any, of (a) the Net Proceeds from Excluded Contributions received by the Parent Borrower as of such date, minus (b) the Net Proceeds from Excluded Contributions as of such date designated or applied prior to such date, or on such date in a separate designation or application, to an Investment made pursuant to Subsection 8.12(v), cash consideration for acquisitions made pursuant to Subsection 8.4(b)(iii)(2)(y), or any payments, prepayments, repurchases or redemptions of Restricted Indebtedness made pursuant to Subsection 8.6(a). “Available Loan Commitment”: as to any Lender at any time, an amount equal to the excess, if any, of (a) the lesser of (i) the amount of such Lender’s Commitment at such time and (ii) the amount equal to such Lender’s Commitment Percentage of the Borrowing Base over (b) the sum of (i) the aggregate unpaid principal amount at such time of all Revolving Credit Loans made by such Lender (including in the case of Revolving Credit Loans made by such Lender in any Designated Foreign Currency, the Dollar Equivalent of the aggregate unpaid principal amount thereof), (ii) the amount equal to such Lender’s Commitment Percentage of the aggregate unpaid principal amount at such time of all Swingline Loans and (iii) the amount equal to such Lender’s Commitment Percentage of the outstanding L/C Obligations at such time. For purposes of the Payment Conditions the aggregate Available Loan Commitments shall be calculated on a pro forma basis to include the borrowing or repayment of any Loans or issuance or cancellation of any Letters of Credit in connection with the proposed transaction. “Available Tenor”: as of any date of determination and with respect to any then- current Benchmark, as applicable, if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period pursuant to this Agreement, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 4.7(c)(iv). “Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

10 “Bail-In Legislation”: with respect to any EEA Member Country implementing Article 55 of the Bank Recovery and Resolution Directive, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “Bank Products Affiliate”: an “ABL Bank Products Affiliate” as defined in the Intercreditor Agreement. “Bank Products Agreement”: any agreement pursuant to which a bank or other financial institution agrees to provide (a) treasury services, (b) credit card, merchant card, purchasing card or stored value card services (including the processing of payments and other administrative services with respect thereto), (c) cash management services (including controlled disbursements, automated clearinghouse transactions, return items, netting, overdrafts, depository, lockbox, stop payment, electronic funds transfer, information reporting, wire transfer and interstate depository network services), (d) other banking products or services as may be requested by the Ultimate Parent or any Restricted Subsidiary (other than letters of credit and other than loans and advances except indebtedness arising from services described in clauses (a) through (c) of this definition) or (e) a Receivables Facility (other than (x) any true sale or (y) any such Receivables Facility consummated by a bankruptcy remote entity). “Bank Products Collateralization”: providing cash collateral (pursuant to documentation reasonably satisfactory to Administrative Agent) to be held by Administrative Agent for the benefit of the Cash Management Party in an amount equal to either (x) 103% of the principal amount of the then existing Bank Products Obligations (other than Hedging Obligations) or (y) the amount agreed in writing between the Borrower Representative and the provider of any Bank Products Obligations (with a copy of such written agreement provided to the Administrative Agent). “Bank Products Obligations”: of any Person means, collectively and without duplication, (x) the obligations of such Person pursuant to any Bank Products Agreement and (y) all amounts that Administrative Agent or any Lender is obligated to pay to a Cash Management Party as a result of Administrative Agent or such Lender purchasing participations from, or executing guarantees or indemnities or reimbursement obligations to, a Cash Management Party with respect to Cash Management Arrangements provided by such Cash Management Party to a Loan Party or any of its Subsidiaries. “Base Rate”: the rate of interest announced, from time to time, within Wells Fargo at its principal office in San Francisco as its “prime rate”, with the understanding that the “prime rate” is one of Wells Fargo’s base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publications as Wells Fargo may designate (and, if any such announced rate is below the Floor, then the rate shall be deemed to be the Floor). “Benchmark”: means initially with respect to any (a) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark for Dollars, then “Benchmark”

11 means, with respect to such Obligations, interest, fees, commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 4.7(c), and (b) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Canadian Dollars, the Term CORRA Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term CORRA Reference Rate or the then-current Benchmark for Canadian Dollars, then “Benchmark” means, with respect to such Obligations, interest, fees, commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. “Benchmark Replacement” means, with respect to any Benchmark Transition Event for any then-current Benchmark, the sum of: (a) the alternate benchmark rate that has been selected by Administrative Agent and Borrower Representative as the replacement for such Benchmark giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for such Benchmark for syndicated credit facilities denominated in the applicable currency at such time, and (b) the related Benchmark Replacement Adjustment; provided that if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement shall be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected by Agent and Lead Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable currency at such time. “Benchmark Replacement Date”: means, the earliest to occur of the following events with respect to the then-current Benchmark for any Currency: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such

12 component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, if such Benchmark is a term rate, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to such Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event”: with respect to the then-current Benchmark for any currency, the occurrence of one or more of the following events with respect to such Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors, the Federal Reserve Bank of New York, the Bank of Canada, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, if such Benchmark is a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to such Benchmark if a public statement or

13 publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means, with respect to any Benchmark for any currency, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means, with respect to any then-current Benchmark for any Currency, the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 4.7(c) and (y) ending at the time that a Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 4.7(c). “Beneficial Ownership Certification”: a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation”: 31 C.F.R. § 1010.230. “Benefited Lender”: as defined in Subsection 11.7(a). “Benefit Plan”: any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code to which Section 4975 of the Code applies or (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Blocked Account Agreement”: as defined in Subsection 4.16(b)(iv). “Blocked Accounts”: as defined in Subsection 4.16(b)(iv). “Board”: the Board of Governors of the Federal Reserve System. “Board of Directors”: for any Person, the board of directors or other governing body of such Person or, if such Person does not have such a board of directors or other governing body and is owned or managed by a single entity, the board of directors or other governing body of such entity, or, in either case, any committee thereof duly authorized to act on behalf of such board of directors or other governing body. Unless otherwise provided, “Board of Directors” means the Board of Directors of the Borrower Representative. “Borrower Materials”: as defined in Subsection 11.2(e).

14 “Borrower Representative”: the Parent Borrower or such other Borrower as may be designated as the “Borrower Representative” by the Borrowers from time to time, in each case in its capacity as Borrower Representative pursuant to the provisions of Subsection 10.13. “Borrowers”: as defined in the Preamble hereto. “Borrowing”: the borrowing of one Type of Loan of a single Tranche and currency by the Borrowers (on a joint and several basis), from all the Lenders having Commitments of the respective Tranche on a given date (or resulting from a conversion or conversions on such date) having in the case of Term SOFR Loans and Term CORRA Loans the same Interest Period. “Borrowing Base”: as of any date of determination, the result of: (a) the sum of (i) 90% of the amount of Borrowing Base Eligible Accounts at such time which are owing by Investment Grade Account Debtors, plus (ii) 85% of the Borrowing Base Eligible Accounts at such time which are owing by Account Debtors that are not Investment Grade Account Debtors; plus (b) the lesser of (i) 80% times the Borrowing Base Eligible Inventory of the Borrowers and the Subsidiary Guarantors, valued at the lower of cost, calculated on a first-in, first-out basis, and fair market value, and (ii) 85% times the Net Orderly Liquidation Value of Borrowing Base Eligible Inventory of the Borrowers and the Subsidiary Guarantors, minus (c) the amount of all Availability Reserves, minus (d) the outstanding principal amount of any Accordion Term Loans. Notwithstanding anything to the contrary herein, the Borrowing Base Eligible Accounts and Borrowing Base Eligible Inventory owned by any Loan Party organized outside the United States included in the Borrowing Base shall not exceed $15,000,000 in the aggregate at any one time. “Borrowing Base Certificate”: as defined in Subsection 7.2(f). “Borrowing Base Eligible Accounts” or “Eligible Accounts”: those Accounts created by each of the Borrowers and the Subsidiary Guarantors in the ordinary course of its business, arising out of its sale, lease or rental of goods or rendition of services, that comply in all material

15 respects with each of the representations and warranties respecting Eligible Accounts made in the Loan Documents, and that are not excluded as ineligible by virtue of one or more of the excluding criteria set forth below. In determining the amount to be included, Eligible Accounts shall be calculated net of customer deposits and unapplied cash. Eligible Accounts shall not include the following: (c) Accounts (A) that the Account Debtor has failed to pay within the lesser of (x) 90 days from the original invoice date or (y) 60 days past the due date in the original invoice; provided, solely with respect to Accounts with payment terms of 91 to 120 days, this clause (A) shall not exclude up to an aggregate amount of $7,000,000 of such Accounts until the applicable Account Debtor has failed to pay within 30 days past the due date in the original invoice, or (B) with payment terms of more than 120 days, (d) Accounts owed by an Account Debtor (or its Affiliates) where 50% or more of the total amount of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) above, (e) Without duplication, the amount of any credit balances greater than 90 days past their original invoice date with respect to any Account, (f) Accounts with respect to which the Account Debtor is (i) an Affiliate of any Loan Party or (ii) an employee or agent of any Loan Party or any Affiliate of a Loan Party (other than any agent engaged in the ordinary course of business of selling the goods or services of any Loan Party, so long as the arrangements between such agent and any Loan Party are on an arms’ length basis and a Loan Party is responsible for billing and collecting the applicable Accounts), (g) Accounts arising in a transaction wherein goods are placed on consignment and the consigned goods relating to such Account have not yet been sold by the consignee, or Accounts arising in a transaction wherein goods are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold (to the extent it remains unpaid), or any other terms by reason of which the payment by the Account Debtor may be conditional (other than, for the avoidance of doubt, a rental or lease basis), (h) Accounts that are not payable in Dollars or Canadian Dollars, (i) Accounts with respect to which the Account Debtor is a Person other than a Governmental Authority unless: (i) the Account Debtor (A) is a natural person with a billing address in the United States or Canada, (B) maintains its Chief Executive Office in the United States or Canada, or (C) is organized under the laws of the United States, Canada or any state, territory, province or subdivision thereof; or (ii) (A) the Account is supported by an irrevocable letter of credit satisfactory to the Administrative Agent, in its Permitted Discretion (as to form, substance, and issuer or domestic confirming bank), that has been delivered to the Administrative Agent and is directly drawable by the Administrative Agent, or (B) the Account is covered by credit insurance in form, substance, and amount, and by an insurer, satisfactory to the Administrative Agent, in its Permitted Discretion, (j) Accounts with respect to which the Account Debtor is (x) the government of any country or sovereign state other than the United States and Canada, (y) any state, province,

16 municipality, or other political subdivision of the United States or Canada, or (z) any department, agency, public corporation, or other instrumentality of the United States or Canada or any entity described in the immediately preceding clause (x), unless, with respect to any Account Debtor described in this clause (h), (i) the Account is supported by an irrevocable letter of credit satisfactory to the Administrative Agent, in its Permitted Discretion (as to form, substance, and issuer or domestic confirming bank) that has been delivered to the Administrative Agent and is directly drawable by the Administrative Agent, or (ii) the Account is covered by credit insurance in form, substance, and amount, and by an insurer, satisfactory to the Administrative Agent, in its Permitted Discretion; provided that the Parent Borrower shall not be required to satisfy either condition set forth in the preceding clauses (i) or (ii) with respect to Accounts with respect to which the Account Debtor is any entity described in clause (y) or (z) above in an amount not to exceed, together with any Accounts not excluded from the Borrowing Base pursuant to the proviso in the immediately following clause (i) below, $5,000,000 in the aggregate, (k) Accounts with respect to which the Account Debtor is (i) the federal government of Canada or any department, agency or instrumentality of Canada or (ii) the federal government of the United States or any department, agency or instrumentality of the United States (exclusive, however, of Accounts with respect to which the applicable Borrower or Subsidiary Guarantor has complied, to the reasonable satisfaction of the Administrative Agent, in the case of clause (i) with the Financial Administration Act (Canada), and, in the case of clause (ii), the Assignment of Claims Act of 1940 (31 USC Section 3727)); provided that the Parent Borrower shall not be required to comply with the Financial Administration Act (Canada) or the Assignment of Claims Act of 1940 (31 USC Section 3727), as applicable, with respect to Accounts described in this clause (i) shall in an amount not to exceed, together with any Accounts not excluded from the Borrowing Base pursuant to the proviso in the immediately preceding clause (h) above, $5,000,000 in the aggregate, (l) Accounts (i) with respect to which the Account Debtor is a creditor of any Borrower or Subsidiary Guarantor, has or has asserted a right of setoff, or has disputed its obligation to pay all or any portion of the Account, to the extent (including with respect to rebates or chargebacks) of such claim, right of setoff, or dispute; provided that Accounts with respect to which the Account Debtor is a creditor of any Borrower or Subsidiary Guarantor, has or has asserted a right of setoff, or has disputed its obligation to pay all or any portion of the Account, in an aggregate amount not to exceed $10,000,000 shall not be excluded by virtue of this clause if the Borrower Representative delivers to the Administrative Agent a “no off-set” letter with respect to such Accounts in form and substance reasonably satisfactory to the Administrative Agent, or (ii) that comprise service charges or finance charges. (m) Accounts with respect to an Account Debtor whose total obligations owing to the Parent Borrower or any Subsidiary of the Parent Borrower exceed 15% (which amount may be increased to 20% in the case of (x) not more than one Account Debtor (which Account Debtor shall have at such time a corporate credit rating from S&P and Moody’s that is not less than investment-grade and which shall be specified in the applicable Borrowing Base Certificate) and (y) not more than one other Account Debtor disclosed to and reasonably acceptable to the Administrative Agent) to the extent of the obligations owing by such Account Debtor in excess of such percentages; provided, however, that the amount of Eligible Accounts that are excluded because they exceed the foregoing percentages shall be determined by the Administrative Agent

17 based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit, (n) Accounts with respect to which the Account Debtor is insolvent, is subject to an insolvency proceeding, has gone out of or ceased doing business, or as to which any Borrower or Subsidiary Guarantor has received notice of an imminent insolvency proceeding unless such Account is supported by a letter of credit satisfactory to the Collateral Agent, in its Permitted Discretion (as to form, substance (including without limitation the face amount thereof), and issuer or domestic confirming bank), that has been delivered to the Administrative Agent and is directly drawable by the Administrative Agent, (o) Accounts that (x) are not subject to a valid and perfected first priority Lien in favor of the Collateral Agent pursuant to the relevant Security Document (as and to the extent provided therein (it being agreed that in no event shall any Excluded Assets be deemed to be Eligible Accounts hereunder)) or (y) are not ABL Priority Collateral (as defined in the Intercreditor Agreement), (p) Accounts with respect to which (i) the goods giving rise to such Account have not been shipped and billed to the Account Debtor, or (ii) the services giving rise to such Account have not been performed and billed to the Account Debtor, (q) Accounts, the collection of which the Administrative Agent, in its Permitted Discretion, believes to be doubtful, including by reason of the Account Debtor’s financial condition, (r) Accounts (i) that represent the right to receive progress payments or other advance billings that are due prior to the completion of performance by the applicable Borrower or Subsidiary Guarantor of the subject contract for goods or services or (ii) that represent credit card sales in an aggregate amount in excess of $500,000, (s) Accounts with respect to which the Account Debtor is a Sanctioned Person or Sanctioned Entity, (t) Accounts owned by any Immaterial Guarantor that is subject to any case, action or proceeding of the type that would constitute an Event of Default under Subsection 9.1(f) hereof if such Guarantor were a Material Guarantor, (u) Accounts owned by a target acquired in connection with a Permitted Acquisition or Permitted Investment, or Accounts owned by a Person that is joined to this Agreement as a Borrower (including as a Successor Borrower) or to the applicable Guarantee and Collateral Agreement as a Subsidiary Guarantor pursuant to the provisions hereof or thereof, as applicable, until the completion of a field examination with respect to such Accounts, in each case, reasonably satisfactory to the Administrative Agent in its Permitted Discretion (it being understood and agreed that the Administrative Agent will use commercially reasonable efforts to complete such field examination as soon as practicable), or (v) Accounts that are sold or pledged (or purported to be so sold or pledged) pursuant to any Receivables Facility.

18 Notwithstanding the foregoing, the Administrative Agent may, from time to time, in the exercise of its Permitted Discretion, on not less than 10 Business Days’ prior notice to the Parent Borrower, change the criteria for Eligible Accounts based on: (i) an event, condition or other circumstance arising after the Closing Date, (ii) an event, condition or other circumstance existing on the Closing Date to the extent the Administrative Agent had no knowledge thereof on or prior to the Closing Date (including, for the avoidance of doubt, any event, condition or other circumstance related to COVID-19 and the impacts related thereto which occur on or after the Closing Date), in either case under clause (i) or (ii), which adversely affects, or would reasonably be expected to adversely affect, Eligible Accounts as determined by the Administrative Agent in the exercise of its Permitted Discretion or (iii) the result of a field examination performed by or on behalf of the Administrative Agent (which field examination shall be subject to the terms of Subsection 7.6). Any such change in criteria shall have a reasonable relationship to the event, condition or other circumstance that is the basis for such change. Upon delivery of the notice of such change pursuant to the foregoing sentence, the Administrative Agent shall be available to discuss the proposed change, and the applicable Borrower may take such action as may be required so that the event, condition or circumstance that is the basis for such change no longer exists, in a manner and to the extent reasonably satisfactory to the Administrative Agent in the exercise of its Permitted Discretion. Any Accounts of the Borrowers and the Subsidiary Guarantors that are not Eligible Accounts shall nevertheless be part of the Collateral as and to the extent provided in the Security Documents. “Borrowing Base Eligible Inventory” or “Eligible Inventory”: all Inventory of the Borrowers and the Subsidiary Guarantors, except for any Inventory: (c) that is damaged, unfit for sale, has failed inspection or has been quarantined; (d) that is not of a type held for sale by any of the Borrowers or any Subsidiary Guarantor in the ordinary course of business as is being conducted by each such party; (e) (x) that is not subject to a valid and perfected first priority Lien in favor of the Collateral Agent, as applicable, pursuant to a Security Document (as and to the extent provided therein (it being agreed that in no event shall any Excluded Assets be deemed to be Eligible Inventory hereunder)) or (y) that is not ABL Priority Collateral; (f) that is not owned by any of the Borrowers or any Subsidiary Guarantor; (g) that is (x) not located on premises owned by any Borrower or any Subsidiary Guarantor or in transit between premises owned by any Borrower or any Subsidiary Guarantor and listed on Schedule 1.1(c) (as the same may be modified from time to time by written notice to the Administrative Agent) or (y) located on, or in transit between, premises leased by any of the Borrowers or any applicable Subsidiary Guarantor, or stored with a bailee, warehouseman, processor or similar Person, unless (i) the Administrative Agent has given its prior consent thereto, (ii) with respect to Inventory described in clause (y), a Lien waiver and collateral access agreement, in form and substance reasonably satisfactory to the Administrative Agent has been delivered to the Administrative Agent or (iii) Availability Reserves with respect to such premises or storage reasonably satisfactory to the Administrative Agent in its Permitted Discretion, but in no event to exceed the aggregate of three (3) months’ rent, licensing fee or similar amount with

19 respect to each such location, have been established with respect thereto; provided that Inventory described in this clause (e) shall not be excluded by virtue of this clause (e) to the extent such Inventory has an aggregate book value of less than 3.0% of the Borrowing Base as then in effect (based on the Borrowing Base Certificate last delivered); provided further that (x) no Inventory located on premises that are closed or inaccessible (during normal business hours) to the Administrative Agent shall constitute Borrowing Base Eligible Inventory or Eligible Inventory; provided that if a premises is closed or inaccessible, as applicable, as a result of a natural disaster or medical pandemic or epidemic, the Inventory at such premises shall continue to constitute Borrowing Base Eligible Inventory and Eligible Inventory for a period of 5 consecutive days following the date of such closure or inaccessibility, as applicable, so long as the Inventory at such premises does not exceed more than 10% of the aggregate value of all Eligible Inventory in the aggregate and (y) no Inventory stored at any location holding less than $100,000 of Inventory in the aggregate shall constitute Borrowing Base Eligible Inventory or Eligible Inventory; (h) that is placed on consignment (including, for the avoidance of doubt, any Specified Consignment Inventory); provided that Inventory placed on consignment by a Borrower or Subsidiary Guarantor up to a maximum aggregate amount of $20,000,000 shall not be excluded by virtue of this clause (f) to the extent that (i) such Borrower or Subsidiary Guarantor has a perfected purchase money security interest in such consigned Inventory and such security interest is assigned to the Collateral Agent and (ii) such consigned Inventory is segregated at the consignee’s location; provided further that (x) the condition set forth in clause (i) of the preceding proviso shall not be required to be satisfied with respect to inventory not in excess of $1,250,000 in the aggregate; (i) that consists of display items, samples or packing or shipping materials, packaging, manufacturing supplies or replacement or spare parts not considered for sale in the ordinary course of business; (j) that consists of goods which have been returned by the buyer, other than goods that are undamaged or that are resaleable in the normal course of business; (k) that does not comply in all material respects with each of the representations and warranties respecting Eligible Inventory made in the Loan Documents; (l) that consists of Materials of Environmental Concern that can be transported or sold only with licenses that are not readily available; (m) that is covered by negotiable document of title, unless such document has been delivered to the Administrative Agent; (n) that is bill and hold Inventory; (o) that is located outside the United States of America or Canada; (p) that consists of goods that are obsolete, slow moving or restrictive items, or goods that constitute packaging and shipping materials, or supplies used or consumed in the business of the Parent Borrower and its Subsidiaries;

20 (q) that is owned by any Immaterial Guarantor that is subject to any case, action or proceeding of the type that would constitute an Event of Default under Subsection 9.1(f) hereof if such Guarantor were a Material Guarantor; or (r) that was acquired in connection with a Permitted Acquisition or Permitted Investment, or such Inventory is owned by a Person that is joined to this Agreement as a Borrower (including as a Successor Borrower) or to the applicable Guarantee and Collateral Agreement as a Subsidiary Guarantor pursuant to the provisions hereof or thereof, as applicable, until the completion of an Appraisal of such Inventory and the completion of a field examination with respect to such Inventory that is reasonably satisfactory to the Administrative Agent in its Permitted Discretion (it being understood and agreed that the Administrative Agent will use commercially reasonably efforts to complete such field examination as soon as practicable). Notwithstanding the foregoing, the Administrative Agent may, from time to time, in the exercise of its Permitted Discretion, on not less than 10 Business Days’ prior notice to the Parent Borrower, change the criteria for Eligible Inventory based on either: (i) an event, condition or other circumstance arising after the Closing Date, or (ii) an event, condition or other circumstance existing on the Closing Date to the extent the Administrative Agent had no knowledge thereof on or prior to the Closing Date (including, for the avoidance of doubt, any event, condition or other circumstance related to COVID-19 and the impacts related thereto which occur on or after the Closing Date), in either case under clause (i) or (ii), which adversely affects, or would reasonably be expected to adversely affect, Eligible Inventory in any material respect as determined by the Administrative Agent in the exercise of its Permitted Discretion. Any such change in criteria shall have a reasonable relationship to the event, condition or other circumstance that is the basis for such change. Upon delivery of the notice of such change pursuant to the foregoing sentence, the Administrative Agent shall be available to discuss the proposed change, and the applicable Borrower may take such action as may be required so that the event, condition or circumstance that is the basis for such change no longer exists, in a manner and to the extent reasonably satisfactory to the Administrative Agent in the exercise of its Permitted Discretion. Any Inventory of the Borrowers and the Subsidiary Guarantors that is not Eligible Inventory shall nevertheless be part of the Collateral as and to the extent provided in the Security Documents. “Borrowing Date”: any Business Day specified in a notice delivered pursuant to Subsection 2.2, 2.4, or 3.2 as a date on which the Borrower Representative requests the Lenders to make Loans hereunder or an Issuing Lender to issue Letters of Credit hereunder. “Business”: (a) the design, manufacture and distribution of electrical conduit, armored electrical cable and metal structural building framing and cable management systems, (b) the design, manufacture, fabrication and distribution of steel tube, plate and pipe products, and (c) the provision of conceptual design, engineering and installation services regarding strut related applications. “Business Day”: a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York (or with respect only to Letters of Credit issued by an Issuing Lender not located in the City of New York, the location of such Issuing Lender) are authorized or required by law to close, except that, (a) when used in connection with a Term SOFR Loan,

21 “Business Day” shall mean, in the case of any Term SOFR Loan or Daily Rate Loan in Dollars, shall mean any U.S. Government Securities Business Day, (b) when used in connection with a Term CORRA Loan or Canadian Prime Rate Loan, “Business Day” shall mean any Business Day on which dealings in Canadian Dollars between banks may be carried on in Toronto, Canada or New York, New York and (c) in the case of any Loan in any Designated Foreign Currency, a day on which dealings in such Designated Foreign Currency between banks may be carried on in New York, New York and the principal financial center of such Designated Foreign Currency as set forth on Schedule B. “Canadian Defined Benefit Pension Plan”: a Canadian Pension Plan that contains a “defined benefit provision” as defined in subsection 147(1) of the Income Tax Act (Canada). “Canadian Dollars” or “Cdn$”: dollars in the lawful currency of Canada, as in effect from time to time. “Canadian Dollar Sublimit”: $15,000,000. “Canadian Guarantee and Collateral Agreement”: the Canadian Guarantee and Collateral Agreement delivered to the Collateral Agent as of August 28, 2020, substantially in the form of Exhibit B-2 hereto, as the same may be amended, supplemented, waived or otherwise modified from time to time. “Canadian Loan Party” means any Loan Party that is incorporated, amalgamated, continued or organized under the laws of Canada or any province or territory thereof and “Canadian Loan Parties” means all of them. “Canadian MEPP”: a Canadian Pension Plan that is a multi-employer or multiemployer plan as defined in the Pension Benefits Act (Ontario) or an equivalent plan under the pension standards legislation of any other applicable jurisdiction in Canada or pursuant to the Income Tax Act (Canada). “Canadian Pension Plan”: each “registered pension plan” as that term is defined under the Income Tax Act (Canada) or plan which qualifies as a “pension plan” that is subject to, or required to be registered under, any Canadian federal, provincial or territorial law, that is maintained or contributed to by the Borrowers or any Restricted Subsidiary thereof for its employees or former employees or in respect of which any Loan Party or any Subsidiary thereof has any obligation, including a Canadian Defined Benefit Pension Plan but excluding any benefit plans, programs or agreements that are mandated by applicable Laws, and excluding any Canadian MEPP. “Canadian Pension Termination Event”: the (a) failure by any Loan Party to make required contributions when due to any Canadian Pension Plan in accordance with its terms and applicable laws; (b) withdrawing by any Loan Party from a Canadian MEPP where such Loan Party is obligated to provide any contributions or funding or payments in respect of any deficit; (c) the voluntary full or partial wind up of a Canadian Pension Plan by any Loan Party or any Subsidiary thereof or initiation of any action or filing to do so; (d) the institution of proceedings by any Governmental Authority to terminate in whole or in part or have a trustee appointed to administer any Canadian Pension Plan; or (e) any other event or condition which might

22 constitute grounds for the termination of, winding up or partial termination of, or the appointment of a trustee to administer, any Canadian Pension Plan; to the extent, in each such case, that such Canadian Pension Termination Event could reasonably be expected to result in material liabilities of the Parent Borrower or any of its Restricted Subsidiaries. “Canadian Prime Rate”: for any day, a rate per annum equal to the greater of (a) the Term CORRA existing on such day (which rate shall be calculated based upon an Interest Period of 1 month), plus 1 percentage point, and (b) the “prime rate” for Canadian Dollar commercial loans made in Canada as reported by Thomson Reuters under Reuters Instrument Code <CAPRIME=> on the “CA Prime Rate (Domestic Interest Rate) – Composite Display” page (or any successor page or such other commercially available service or source (including the Canadian Dollar “prime rate” announced by a Schedule I bank under the Bank Act (Canada)) as Administrative Agent may designate from time to time); provided that if the Canadian Prime Rate as so determined shall ever be less than the Floor, then the Canadian Prime Rate shall be deemed to be the Floor. Each determination of the Canadian Prime Rate shall be made by Administrative Agent and shall be conclusive in the absence of manifest error. “Canadian Priority Payables”: at any time, without duplication, (a) the full amount of the liabilities of a Loan Party at such time which (i) have a trust or deemed trust imposed to provide for their payment or have imposed a Lien or charge ranking or capable of ranking senior to or pari passu with Liens securing the Obligations on any of the Borrowing Base Eligible Accounts or Borrowing Base Eligible Inventory of a Loan Party under federal, provincial, county, district, municipal, or local law in Canada or (ii) have a right imposed to provide for payment ranking or capable of ranking senior to or pari passu with the Obligations under Canadian law, regulation or directive, including, in respect of (A) sales tax, goods and services tax, value added tax, harmonized sales tax, amounts currently or past due and not paid for realty, municipal or similar taxes, (B) all amounts currently or past due and not contributed, remitted or paid to any Canadian Pension Plans, and other pension fund obligations and contributions whether or not due (including in respect of any unfunded liability, solvency deficiency or wind-up deficiency, hypothetical or otherwise), (C) any amounts due and not paid for wages, vacation pay, and other compensation amounts (including severance pay) payable under the Wage Earner Protection Program Act (Canada), the Bankruptcy and Insolvency Act (Canada) or the Companies’ Creditors Arrangement Act (Canada), (D) amounts due and not paid pursuant to any legislation on account of workers’ compensation, employment insurance or vacation pay, (E) all amounts deducted or withheld and not paid and remitted when due under the Income Tax Act (Canada), and (b) the amount equal to the percentage applicable to Inventory in the calculation of the Borrowing Base multiplied by the aggregate value of the Eligible Inventory of such Borrower which Administrative Agent, in its Permitted Discretion, considers is or may be subject to retention of title by a supplier or a right of a supplier to recover possession thereof, as to which such supplier’s right has priority over the security interests, liens or charges securing the Obligations, including, without limitation, Borrowing Base Eligible Inventory subject to the right of the supplier to retain possession of the goods or to the proceeds of sale, whether pursuant to a contractual retention of title clauses in favor of the supplier or otherwise, Borrowing Base Eligible Inventory subject to a right of a supplier to repossess goods pursuant to Section 81.1 of the Bankruptcy and Insolvency Act (Canada) or any other applicable laws granting revendication or similar rights to unpaid suppliers or any similar laws of Canada (provided, that, to the extent such Inventory has been identified and has been excluded from Borrowing Base Eligible

23 Inventory, the amount owing to the supplier shall not be considered a Canadian Priority Payable). “Canadian Priority Payables Reserves”: reserves in respect of Canadian Priority Payables. “Capital Expenditures”: with respect to any Person for any period, the aggregate of all expenditures by such Person and its consolidated Restricted Subsidiaries during such period (exclusive of (i) expenditures made for Permitted Investments (ii) expenditures made for acquisitions permitted by Subsection 8.4), (iii) interest capitalized during such period to the extent relating to capital expenditures or (iv) expenditures made with the proceeds of any equity securities issued or capital contributions received, or Indebtedness incurred, by the Ultimate Parent or any of its consolidated Restricted Subsidiaries) that, in each case, in accordance with GAAP, are required to be included as capital expenditures on a consolidated statement of cash flows of such Person. “Capital Stock”: as to any Person, any and all shares or units of, rights to purchase, warrants or options for, or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity. “Captive Insurance Subsidiary”: any Subsidiary of the Parent Borrower that is subject to regulation as an insurance company (or any Subsidiary thereof). “Cash Equivalents”: (a) securities issued or fully guaranteed or insured by the government of the United States, Canada or the United Kingdom or any agency or instrumentality thereof, (b) time deposits, certificates of deposit or bankers’ acceptances of (i) any Lender or affiliate thereof or (ii) any commercial bank having capital and surplus in excess of $500,000,000 (or the foreign currency equivalent thereof as of the date of such investment) and the commercial paper of the holding company of which is rated at least A-2 or the equivalent thereof by Standard & Poor’s Ratings Group (a division of The McGraw Hill Companies Inc.) or any successor rating agency (“S&P”) or at least P-2 or the equivalent thereof by Moody’s Investors Service, Inc. or any successor rating agency (“Moody’s”) (or if at such time neither is issuing ratings, then a comparable rating of such other nationally recognized rating agency as shall be approved by the Administrative Agent in its reasonable judgment), (c) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (a) and (b) above entered into with any financial institution meeting the qualifications specified in clause (b) above, (d) money market instruments, as shall be approved by the Administrative Agent in its reasonable judgment), commercial paper or other short-term obligations rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody’s (or if at such time neither is issuing ratings, a comparable rating of another nationally recognized rating agency as shall be approved by the Administrative Agent in its reasonable judgment), (e) investments in money market funds complying with the risk limiting conditions of Rule 2a-7 or any successor rule of the United States Securities and Exchange Commission under the Investment Company Act, and (f) investments similar to any of the foregoing denominated in foreign currencies approved by the Board of Directors, in each case

24 provided in clauses (a), (b), (c) and (f) above only, maturing within twelve months after the date of acquisition. “Cash Flow Priority Collateral”: “Term Loan Priority Collateral” as defined in the Intercreditor Agreement as in effect on the date hereof or modified with the consent of the Required Lenders and whether or not the same remains in full force and effect. “Cash Flow Priority Obligations”: “Term Loan Obligations” as defined in the Intercreditor Agreement as in effect on the date hereof or modified with the consent of the Required Lenders and whether or not the same remains in full force and effect. “Cash Management Arrangements”: any agreement or arrangement relating to treasury, depositary and cash management services or automated clearinghouse transfer of funds. “Cash Management Party”: any Bank Products Affiliate party to a Bank Products Agreement. “CDD Rule”: the Customer Due Diligence Requirements for Financial Institutions issued by the U.S. Department of Treasury Financial Crimes Enforcement Network under the Bank Secrecy Act (such rule published May 11, 2016 and effective May 11, 2018, as amended from time to time). “Change in Law”: the occurrence after the date of this Agreement of: (a) the adoption or effectiveness of any law, rule, regulation, judicial ruling, judgment or treaty, (b) any change in any law, rule, regulation, judicial ruling, judgment or treaty or in the administration, interpretation, implementation or application by any Governmental Authority of any law, rule, regulation, guideline or treaty, or (c) the making or issuance by any Governmental Authority of any request, rule, guideline or directive, whether or not having the force of law; provided, that notwithstanding anything in this Agreement to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith, and (ii) all requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities shall, in each case, be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued. “Change of Control”: (i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act as in effect on the Closing Date) shall be the “beneficial owner” of (A) so long as Holdings is a Subsidiary of any Parent Entity, shares or units of Voting Stock having more than 50.0% of the total voting power of all outstanding shares of such Parent Entity (other than a Parent Entity that is a Subsidiary of another Parent Entity) and (B) if Holdings is not a Subsidiary of any Parent Entity, shares or units of Voting Stock having more than 50.0% of the total voting power of all outstanding shares of Holdings; (ii) Holdings shall cease to own, directly or indirectly, 100.0% of the Capital Stock of the Parent Borrower (or any Successor Borrower), unless Holdings and the Parent Borrower shall have been merged, consolidated or amalgamated with one another in accordance with Subsection 8.2; or (iii) the occurrence of a “Change of Control” as defined in the Term Loan Credit Agreement.

25 “Chattel Paper”: “chattel paper” (as such term is defined in Article 9 of the UCC). “Chief Executive Office”: with respect to any Person, the location from which such Person manages the main part of its business operations or other affairs. “Closing Date”: August 28, 2020. “Code”: the Internal Revenue Code of 1986, as amended from time to time. “Collateral”: all assets of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document. “Collateral Agent”: as defined in the Preamble hereto, and shall include any successor to the Collateral Agent appointed pursuant to Subsection 10.9. “Committed Lenders”: Wells Fargo, JPMorgan Chase Bank, N.A., Fifth Third Bank, National Association, Royal Bank of Canada, Credit Suisse AG, New York Branch and Citibank, N.A. “Commitment”: as to any Lender, the commitment, if any, of such Lender to make Extensions of Credit to the Borrowers in the amount set forth opposite such Lender’s name in Schedule A hereto or as may subsequently be set forth in the Register from time to time. The amount of the aggregate Commitments of the Lenders as of the Closing Date is $325,000,000. “Commitment Percentage”: of any Lender at any time shall be that percentage which is equal to a fraction (expressed as a percentage) the numerator of which is the Commitment of such Lender at such time and the denominator of which is the aggregate Commitments at such time; provided that for purposes of Subsections 4.15(d) and 4.15(e), the denominator shall be calculated disregarding the Commitment of any Defaulting Lender to the extent its Swingline Exposure or L/C Obligations are reallocated to the Non-Defaulting Lenders; provided, further, that if any such determination is to be made after the Commitments (and the related Commitments of the Lenders) has (or have) terminated, the determination of such percentages shall be made immediately before giving effect to such termination. “Commitment Period”: the period from and including the Closing Date to but not including the Termination Date, or such earlier date as the Commitments shall terminate as provided herein. “Commodity Exchange Act”: the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute thereto. “Commonly Controlled Entity”: an entity, whether or not incorporated, which is under common control with the Parent Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Parent Borrower and which is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Sections 414(m) and (o) of the Code.

26 “Compliance Certificate”: as defined in Subsection 7.2(b). “Concentration Account”: any concentration account maintained by any of the Borrowers or Subsidiaries that are Guarantors (other than any such concentration account if (i) such concentration account is an Excluded Account or (ii) all of the funds and other assets owned by such Borrower or Subsidiary that is a Guarantor held in such concentration account are excluded from the Collateral pursuant to any Security Document, including Excluded Assets) into which the funds in any DDA are transferred on a periodic basis as provided for in Subsection 4.16(b). All funds in any Concentration Account shall be conclusively presumed to be Collateral and proceeds of Collateral and the Agents and the Lenders shall have no duty to inquire as to the source of the amounts on deposit in such Concentration Account, subject to the Security Documents and the Intercreditor Agreement. “Conduit Lender”: any special purpose corporation organized and administered by any Lender for the purpose of making Loans otherwise required to be made by such Lender and designated by such Lender in a written instrument delivered to the Administrative Agent (a copy of which shall be provided by the Administrative Agent to the Borrower Representative on request); provided that the designation by any Lender of a Conduit Lender shall not relieve the designating Lender of any of its obligations under this Agreement, including its obligation to fund a Loan if, for any reason, its Conduit Lender fails to fund any such Loan, and the designating Lender (and not the Conduit Lender) shall have the sole right and responsibility to deliver all consents and waivers required or requested under this Agreement with respect to its Conduit Lender, and provided, further, that no Conduit Lender shall (a) be entitled to receive any greater amount pursuant to any provision of this Agreement, including without limitation Subsection 4.10, 4.11, 4.12 or 11.5, than the designating Lender would have been entitled to receive in respect of the extensions of credit made by such Conduit Lender if such designating Lender had not designated such Conduit Lender hereunder, (b) be deemed to have any Commitment or (c) be designated if such designation would otherwise increase the costs of any Facility to any Borrower. “Confidential Information Memorandum”: that certain Atkore Memo dated July 28, 2020 and furnished to the Lenders. “Conforming Changes”: with respect to the use or administration of a Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “ABR,” the definition of “Canadian Prime Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions and other technical, administrative or operational matters) that Administrative Agent (in consultation with the Borrower Representative) decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if Administrative Agent determines that no market practice for

27 the administration of any such rate exists, in such other manner of administration as Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Consolidated Fixed Charge Coverage Ratio”: (a) as of the last day of any period, the ratio of (a) an amount equal to (i) EBITDA for such period minus (ii) the unfinanced portion of all Capital Expenditures (excluding any Capital Expenditure made in an amount equal to all or part of the proceeds, applied within twelve months of receipt thereof, of (x) any casualty insurance, condemnation or eminent domain or (y) any sale of assets (other than Inventory)) of Ultimate Parent and its consolidated Restricted Subsidiaries during such period, to (b) the sum, without duplication, of (i) Debt Service Charges payable in cash by Ultimate Parent and its consolidated Restricted Subsidiaries during such period plus (ii) federal, state and foreign income taxes paid in cash by Ultimate Parent and its consolidated Restricted Subsidiaries (net of refunds received) for the period of four full fiscal quarters ending on such date plus (iii) the aggregate amount of Restricted Payments made pursuant to Subsection 8.3(l) during such period plus (iv) cash paid by Ultimate Parent during the relevant period pursuant to any of clauses (f) and (i) of Subsection 8.3; provided that upon the date on which any Liquidity Event first occurs and while the same shall be continuing, the Consolidated Fixed Charge Coverage Ratio shall be calculated as of the end of the most recently completed fiscal quarter of Ultimate Parent ended on or after June 30, 2020, for which financial statements shall have been required to be delivered under Subsection 7.1(a) or (b). “Consolidated Interest Expense”: for any period, an amount equal to (c) interest expense (accrued and paid or payable in cash for such period, and in any event excluding any amortization or write off of financing costs) on Indebtedness of the Ultimate Parent and its consolidated Restricted Subsidiaries for such period minus

28 (d) interest income (accrued and received or receivable in cash for such period) of the Ultimate Parent and its consolidated Restricted Subsidiaries for such period, in each case determined on a consolidated basis in accordance with GAAP. “Consolidated Net Income”: for any period, the net income (loss) of Ultimate Parent and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP and before any reduction in respect of Preferred Stock dividends; provided that, without duplication, there shall not be included in such Consolidated Net Income: (c) any net income (loss) of any Person if such Person is not the Ultimate Parent or a Restricted Subsidiary, except that (A) Ultimate Parent’s or any Restricted Subsidiary’s net income for such period shall be increased by the aggregate amount actually dividended or distributed or that (as determined by the Borrower in good faith) could have been dividended or distributed by such Person during such period to Ultimate Parent or a Restricted Subsidiary as a dividend or other distribution (after taking into account any restrictions, directly or indirectly, on the payment of dividends or the making of similar distributions by such Restricted Subsidiary, directly or indirectly, to Ultimate Parent by operation of the terms of such Restricted Subsidiary’s charter or any agreement, instrument, judgment, decree, order, statute or governmental rule or regulation applicable to such Restricted Subsidiary or its stockholders), to the extent not already included therein, and (B) Ultimate Parent’s or any Restricted Subsidiary’s equity in the net loss of such Person shall be included to the extent of the aggregate Investment of Ultimate Parent or any of its Restricted Subsidiaries in such Person, (d) [reserved], (e) (x) any gain or loss realized upon the sale, abandonment or other disposition of any asset of Ultimate Parent or any Restricted Subsidiary (including pursuant to any sale/leaseback transaction) that is not sold, abandoned or otherwise disposed of in the ordinary course of business (as determined by the Parent Borrower in good faith) and (y) any gain or loss realized upon the disposal, abandonment or discontinuation of operations of Ultimate Parent or any Restricted Subsidiary, (f) any extraordinary, unusual or nonrecurring gain, loss or charge (including fees, expenses and charges associated with the Transactions and any acquisition, merger or consolidation after the Closing Date or any accounting change), (g) the cumulative effect of a change in accounting principles, (h) all deferred financing costs written off and premiums paid in connection with any early extinguishment of Indebtedness or Hedging Obligations or other derivative instruments, (i) any unrealized gains or losses in respect of Hedging Agreements, (j) any unrealized foreign currency translation gains or losses, including in respect of Indebtedness of any Person denominated in a currency other than the functional currency of such Person,

29 (k) any non-cash compensation charge arising from any grant of limited liability company interests, stock, stock options or other equity based awards, (l) to the extent otherwise included in Consolidated Net Income, any unrealized foreign currency translation gains or losses, including in respect of Indebtedness or other obligations of Ultimate Parent or any Restricted Subsidiary owing to the Parent Borrower or any Restricted Subsidiary, (m) any non-cash charge, expense or other impact attributable to application of the purchase or recapitalization method of accounting (including the total amount of depreciation and amortization, cost of sales or other non-cash expense resulting from the write-up of assets to the extent resulting from such purchase or recapitalization accounting adjustments), non-cash charges for deferred tax valuation allowances and non-cash gains, losses, income and expenses resulting from fair value accounting required by the applicable standard under GAAP, (n) expenses related to the conversion of various employee benefit programs in connection with the Transactions, and non-cash compensation related expenses, and (o) to the extent covered by insurance and actually reimbursed (or the Parent Borrower has determined that there exists reasonable evidence that such amount will be reimbursed by the insurer and such amount is not denied by the applicable insurer in writing within 180 days and is reimbursed within 365 days of the date of such evidence (with a deduction in any future calculation of Consolidated Net Income for any amount so added back to the extent not so reimbursed within such 365-day period)), any expenses with respect to liability or casualty events or business interruption, provided, further, that the exclusion of any item pursuant to the foregoing clauses (a) through (m) shall also exclude the tax impact of any such item, if applicable. In the case of any unusual or nonrecurring gain, loss or charge not included in Consolidated Net Income pursuant to clause (d) above in any determination thereof, the Parent Borrower will deliver a certificate of a Responsible Officer to the Administrative Agent promptly after the date on which Consolidated Net Income is so determined, setting forth the nature and amount of such unusual or nonrecurring gain, loss or charge. “Consolidated Total Assets”: as of any date of determination, the total assets, in each case reflected on the consolidated balance sheet of Ultimate Parent and its Restricted Subsidiaries as at the end of the most recently ended fiscal quarter of Ultimate Parent for which financial statements have been or are required to have been delivered pursuant to Subsection 7.1(a) or 7.1(b), determined on a consolidated basis in accordance with GAAP (and, in the case of any determination relating to any incurrence of Indebtedness or Liens or any Investment or any acquisition pursuant to Subsection 8.4, on a Pro Forma Basis including any property or assets being acquired in connection therewith). “Contingent Obligation”: with respect to any Person, any obligation of such Person guaranteeing any obligation that does not constitute Indebtedness (a “primary obligation”) of any

30 other Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of such Person, solely for so long as and to the extent such obligation is contingent (and not fixed or known), (1) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (2) to advance or supply funds (a) for the purchase or payment of any such primary obligation, or (b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, or (3) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation against loss in respect thereof. “Contractual Obligation”: as to any Person, any provision of any material security issued by such Person or of any material agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Core Concentration Account”: as defined in Subsection 4.16(c). “CORRA” means a rate equal to the Canadian Overnight Repo Rate Average as administered and published by the CORRA Administrator. “CORRA Administrator” means the Bank of Canada (or a successor administrator of CORRA or the Term CORRA Reference Rate, as selected by Administrative Agent in its reasonable discretion). “Covered Liability”: as defined in Subsection 11.23. “Covered Party”: as defined in Subsection 11.24. “COVID-19”: the novel coronavirus disease, COVID-19 virus (SARS-COV-2 and all related strains and sequences) or mutation (or antigenic shift or drift) thereof or a disease or public health emergency resulting therefrom. “Credit Agreement Refinancing Indebtedness”: any secured Indebtedness incurred or otherwise obtained by the Borrowers under and in accordance with the terms of this Agreement in the form of revolving commitments or term loans in exchange for, or to extend, renew, replace or refinance, in whole or part, existing Accordion Term Loans, outstanding Revolving Credit Loans or Commitments hereunder (including any successive Credit Agreement Refinancing Indebtedness obtained pursuant to a prior Refinancing Amendment) (“Refinanced Debt”); provided that: (c) such Refinanced Debt shall be repaid and the commitments with respect thereto terminated and all accrued interest, fees and premiums (if any) in connection therewith shall be paid, on the date such Credit Agreement Refinancing Indebtedness is issued, incurred or obtained; provided that to the extent that such Refinanced Debt consists, in whole or in part, of Commitments or Other Revolving Credit Commitments (or Revolving Credit Loans, Other Revolving Credit Loans or Swingline Loans incurred pursuant to any Commitments or Other Revolving Credit Commitments), such Commitments or Other Revolving Credit Commitments, as applicable, shall be terminated, the proceeds of such Credit Agreement Refinancing

31 Indebtedness shall be applied to the prepayment of outstanding Term Loans, outstanding Revolving Credit Loans, or reduction of Commitments in respect of the Revolving Credit Facility being so refinanced on a pro rata basis within each Tranche being refinanced and all accrued fees in connection therewith shall be paid, on the date such Credit Agreement Refinancing Indebtedness is issued, incurred or obtained; (d) such Indebtedness (including, if such Indebtedness includes any Other Revolving Credit Commitments, the unused portion of such Other Revolving Credit Commitments) shall: (i) be governed by the terms of this Agreement (as amended by any Refinancing Amendment) and the Security Documents and no other loan agreement, note purchase agreement or other similar agreement and the Lenders with respect to such Indebtedness shall execute an assumption agreement, reasonably satisfactory to the Administrative Agent, pursuant to which such Lenders agree to be bound by the terms of this Agreement as Lenders; provided that the terms and conditions of such Indebtedness (as amended by such Refinancing Amendment but excluding pricing and optional prepayment or redemption terms) shall be substantially similar to, or (taken as a whole) not more favorable to the investors providing such Indebtedness than the terms and conditions of the applicable Refinanced Debt as reasonably determined by the Parent Borrower in good faith (except with respect to any terms (including covenants) and conditions contained in such Indebtedness that are applicable only after the then applicable Termination Date); provided, further, that the terms and conditions applicable to such Indebtedness may provide for any additional or different financial or other covenants or other provisions that are agreed between the Parent Borrower and the applicable Lenders and applicable only during periods after the Termination Date that is in effect on the date such Credit Agreement Refinancing Indebtedness is incurred or obtained, (ii) be in an original aggregate principal amount not greater than the aggregate principal amount of the Refinanced Debt except by any amount equal to unpaid accrued interest and premium (including applicable prepayment penalties) thereon plus underwriting discounts, original issue discount, commissions, fees and other costs and expenses incurred in connection therewith (and, in the case of Refinanced Debt consisting, in whole or in part, of unused Commitments or Other Revolving Credit Commitments, the amount thereof), (iii) not mature or have scheduled amortization or commitment reductions, as applicable, sooner or greater than the same under such Refinanced Debt and not be subject to mandatory redemption, repurchase, prepayment or sinking fund obligation (except customary prepayments with respect to lender exposure or outstandings exceeding commitments or the borrowing base and customary asset sale or change of control provisions), in each case prior to the Termination Date,

32 (iv) only be secured by assets consisting of Collateral on a pari passu basis (but without regard to the control of remedies) with the Obligations and not be secured by any property or assets of Holdings, the Borrowers or any Restricted Subsidiary other than the Collateral; provided that such Obligations (including the Credit Agreement Refinancing Indebtedness) shall be secured by the Security Documents and the Lenders with respect to such Credit Agreement Refinancing Indebtedness shall have authorized the Collateral Agent to act as their Agent to take any action with respect to any applicable Collateral or Security Documents which may be necessary to perfect and maintain perfected the security interest in and liens upon the Collateral granted pursuant to the Security Documents, (v) rank pari passu in right of payment and of security with the Obligations hereunder (including being entitled to the benefits of the same place in the waterfall as the Refinanced Loans and Commitments) and at any time that a Default or an Event of Default exists, all prepayments of Other Term Loans and Other Revolving Credit Loans (other than in respect of the Last- Out Tranche) shall be made on a pro rata basis, (vi) be part of, and count against, the Borrowing Base on the same basis as the Refinanced Debt and (vii) not refinance the commitments in respect of the Last-Out Tranche unless (1) the Loans comprising the Last-Out Tranche are the only Loans outstanding and (2) the Commitments for the Revolving Credit Facility (excluding the Last-Out Tranche) have been terminated. “Currencies”: Dollars and each Designated Foreign Currency, and “Currency” means any of such Currencies. “Customary Permitted Liens”: as defined in Subsection 8.14(c). “Daily One Month Term SOFR Rate”: as to any day, the rate per annum as published by the Term SOFR Administrator on such day (or, for any day that is not a Business Day, the immediately preceding Business Day) for Term SOFR a one-month Interest Period (and, if any such published rate is below zero, then the rate determined pursuant to this definition shall be deemed to be zero); provided that, upon the occurrence of a Benchmark Transition Event, the Benchmark Replacement will replace such rate per annum. Each determination of Daily One Month Term SOFR Rate shall be made by the Administrative Agent and shall be conclusive in the absence of manifest error. “Daily Rate Loans”: Loans the rate of interest applicable to which is based upon the Daily One Month Term SOFR Rate. “Daily Simple SOFR”: for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent

33 (in consultation with the Borrower Representative) decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion. “DDA”: any checking or other demand deposit bank account maintained by any Borrower or Subsidiary Guarantor (other than any such checking or other demand deposit account if (i) such checking or other demand deposit account is an Excluded Account or (ii) all of the funds and other assets owned by a Borrower or Subsidiary Guarantor held in such checking or other demand deposit account are excluded from the Collateral pursuant to any Security Document, including Excluded Assets) into which the proceeds of ABL Priority Collateral are deposited or are expected to be deposited. All funds in any DDA shall be conclusively presumed to be Collateral and proceeds of Collateral and the Agents and the Lenders shall have no duty to inquire as to the source of the amounts on deposit in such DDA, subject to the Security Documents and the Intercreditor Agreement. “Debt Obligations”: with respect to any Indebtedness, any principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations, other monetary obligations of any nature and all other amounts payable thereunder or in respect thereof. “Debt Service Charges”: for any period, the sum of (a) Consolidated Interest Expense plus (b) scheduled principal payments required to be made (after giving effect to any prepayments paid in cash that reduce the amount of such required payments) on account of Indebtedness of Ultimate Parent and its consolidated Restricted Subsidiaries of the type permitted by Subsections 8.13(a), 8.13(c) and (to the extent relating to any renewal, extension, refinancing or refunding of the foregoing) 8.13(i)(ii) hereof including the full amount of any non-recourse Indebtedness (excluding, in each case, principal payments of the obligations hereunder, payments to reimburse any drawings under any commercial letters of credit, and any payments on Indebtedness required to be made on the final maturity date thereof, but including any obligations in respect of Financing Leases) for such period plus (c) scheduled mandatory payments on account of Disqualified Capital Stock of Ultimate Parent and its consolidated Restricted Subsidiaries (whether in the nature of dividends, redemption, repurchase or otherwise) required to be made during such period, in each case determined on a consolidated basis in accordance with GAAP. “Default”: any of the events specified in Subsection 9.1, whether or not any requirement for the giving of notice (other than, in the case of Subsection 9.1(e), a Default Notice), the lapse of time, or both, or any other condition specified in Subsection 9.1, has been satisfied. “Default Notice”: as defined in Subsection 9.1(e). “Defaulting Lender”: any Lender or Agent whose acts or failure to act, whether directly or indirectly, cause it to meet any part of the definition of Lender Default.

34 “Defaulting Lender Rate”: (a) for the first three days from and after the date the relevant payment is due, the Base Rate, and (b) thereafter, the interest rate then applicable to Revolving Credit Loans that are ABR Loans (inclusive of the Applicable Margin applicable thereto). “Delaware Divided LLC”: any Delaware LLC which has been formed upon the consummation of a Delaware LLC Division. “Delaware LLC”: any limited liability company organized or formed under the laws of the State of Delaware. “Delaware LLC Division”: the statutory division of any Delaware LLC into two or more Delaware LLCs pursuant to Section 18-217 of the Delaware Limited Liability Company Act. “Deposit Account”: any “deposit account” (as such term is defined in Article 9 of the UCC). “Designated Account”: the Deposit Account of the Borrower Representative identified on Schedule 2.9 (or such other Deposit Account of the Borrower Representative located at the Designated Account Bank that has been designated as such, in writing, by the Borrower Representative to the Administrative Agent). “Designated Account Bank”: the financial institution specified on Schedule 2.9 (or such other bank that is located within the United States that has been designated as such, in writing, by the Borrower Representative to the Administrative Agent). “Designated Cash Management Agreements”: Bank Products Agreements with any Cash Management Party that (i) are secured by Liens on ABL Priority Collateral pursuant to the Security Documents, and (ii) have been designated as a “Designated Cash Management Agreement” by the Borrower Representative to the Administrative Agent in accordance with Subsection 11.22(a); provided that each Bank Products Agreement listed on Schedule 1.1(h) shall be deemed a “Designated Cash Management Agreement” on the Closing Date. “Designated Cash Management Reserves”: such reserves as may be established or modified by the Administrative Agent in accordance with Subsection 11.22(a) with respect to anticipated monetary obligations under Designated Cash Management Agreements owing to any Cash Management Party in the amount specified by the Borrower Representative in writing to the Administrative Agent in a notice delivered pursuant to Subsection 11.22(a), which amount shall, subject to the restrictions set forth in Subsection 11.22(a), be increased or decreased with respect to any existing Designated Cash Management Agreement at any time upon further written notice from the Borrower Representative to the Administrative Agent in accordance with the last sentence of Subsection 11.22(a). “Designated Foreign Currency”: Canadian Dollars and the lawful currency of any country in which any Loans are made, in each case, in the sole discretion of the Administrative Agent and the Lenders making such Loans. “Designated Hedging Agreements”: Interest Rate Protection Agreements, Hedging Agreements or other Permitted Hedging Arrangements with any Hedging Party that (i) are

35 secured by Liens on ABL Priority Collateral pursuant to the Security Documents and (ii) have been designated as a “Designated Hedging Agreement” by the Borrower Representative to the Administrative Agent in accordance with Subsection 11.22(a); provided that each Interest Rate Protection Agreement, Hedging Agreement or other Permitted Hedging Arrangement listed on Schedule 1.1(h) shall be deemed a “Designated Hedging Agreement” on the Closing Date. “Designated Hedging Reserves”: such reserves as may be established or modified by the Administrative Agent in accordance with Subsection 11.22(a) with respect to anticipated monetary obligations under Designated Hedging Agreements owing to any Hedging Party in the amount specified by the Borrower Representative in writing to the Administrative Agent in a notice delivered pursuant to Subsection 11.22(a), which amount shall, subject to the restrictions set forth in Subsection 11.22(a), be increased or decreased with respect to any existing Designated Hedging Agreement at any time upon further written notice from the Borrower Representative to the Administrative Agent in accordance with the last sentence of Subsection 11.22(a). “Designated Noncash Consideration”: the Fair Market Value of noncash consideration received by the Ultimate Parent or one of its Restricted Subsidiaries in connection with an Asset Sale that is so designated as Designated Noncash Consideration pursuant to a certificate signed by a Responsible Officer of the Parent Borrower, setting forth the basis of such valuation. “Designated Vendor Financing Arrangements”: Vendor Financing Arrangements that (i) are secured by Liens on ABL Priority Collateral pursuant to the Security Documents and (ii) have been designated as a “Designated Vendor Financing Arrangement” by the Borrower Representative to the Administrative Agent in accordance with Subsection 11.22(a); provided that each Vendor Financing Arrangement listed on Schedule 1.1(h) shall be deemed a “Designated Vendor Financing Arrangement” on the Closing Date. “Designated Vendor Financing Reserves”: such reserves as may be established or modified by the Administrative Agent from time to time in its Permitted Discretion as being appropriate to reflect the liabilities and obligations of the Loan Parties and their Subsidiaries under Designated Vendor Financing Arrangements. “Designation Date”: as defined in Subsection 2.8(e). “Dilution”: as of any date of determination, a percentage, based upon the experience of the immediately prior 12 months, that is the result of dividing the Dollar amount of (a) bad debt write-downs, discounts, advertising allowances, credits, or other dilutive items with respect to Borrowers’ Accounts during such period, by (b) Borrowers’ billings with respect to Accounts during such period. “Dilution Reserve”: as of any date of determination, an amount sufficient to reduce the advance rate against Eligible Accounts by the extent to which Dilution is in excess of 5.0%. “Discharge”: as defined in the definition of “Pro Forma Basis” or “Pro Forma Compliance” in this Subsection 1.1. “Disinterested Director”: as defined in Subsection 8.11.

36 “Disposition”: as defined in the definition of the term “Asset Sale” in this Subsection 1.1. “Disqualified Capital Stock”: with respect to any Person, any Capital Stock (other than Management Stock) which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), or upon the happening of any event (other than following the occurrence of a Change of Control or other similar event described under such terms as a “change of control” or an Asset Sale or other disposition), (a) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (b) is convertible or exchangeable for Indebtedness or Disqualified Capital Stock or (c) is redeemable at the option of the holder thereof (other than following the occurrence of a Change of Control or other similar event described under such terms as a “change of control” or an Asset Sale or other disposition), in whole or in part, in each case on or prior to the Termination Date; provided that Capital Stock issued to any employee benefit plan, or by any such plan to any employees of the Ultimate Parent or any Subsidiary, shall not constitute Disqualified Capital Stock solely because it may be required to be repurchased or otherwise acquired or retired in order to satisfy applicable statutory or regulatory obligations. “Disqualified Lender”: (i) any competitor of the Parent Borrower and its Restricted Subsidiaries that is in the same or a similar line of business as the Parent Borrower and its Restricted Subsidiaries or any controlled affiliate of such competitor designated in writing by the Borrower Representative to the Administrative Agent from time to time and (ii) any Affiliate of any Lender that is engaged as principal primarily in private equity, venture capital or mezzanine financing. “Dollar Equivalent”: at the time of determination thereof (a) with respect to Dollars, the amount in Dollars, and (b) with respect to any amount denominated in any foreign currency (including, without limitation, any Designated Foreign Currency), an amount in Dollars equivalent to such principal amount or such other amount calculated on the basis of the Spot Rate of Exchange. “Dollars” and “$”: dollars in the lawful currency of the United States of America. “Domestic Subsidiary”: any Restricted Subsidiary of Ultimate Parent which is not a Foreign Subsidiary. “Dominion Event”: the determination by the Administrative Agent that the Specified Availability for any three (3) consecutive Business Days is less than the greater of (x) $22,000,000 and (y) 10.0% of Availability at such time; provided that the Administrative Agent has notified the Borrower Representative thereof; provided, further, that if the occurrence of a Dominion Event shall be due solely to a fluctuation in currency exchange rates occurring within the two Business Day period immediately preceding such occurrence, and one or more of the Borrowers, within two Business Days following receipt of such notice from the Administrative Agent, repay Loans in an amount such that the Specified Availability following such payment exceeds the greater of (x) $22,000,000 and (y) 10.0% of Availability at such time, a Dominion Event shall be deemed not to have occurred. The occurrence of a Dominion Event shall be deemed continuing notwithstanding that Specified Availability may thereafter exceed the amount

37 set forth in the preceding sentence unless and until for 30 consecutive days the Specified Availability exceed the greater of (x) $22,000,000 and (y) 10.0% of Availability at such time, in which event a Dominion Event shall no longer be deemed to be continuing; provided that a Dominion Event may not be cured as contemplated by this sentence more than three (3) times in any four fiscal quarter period. “Drawing Document”: any Letter of Credit or other document presented for purposes of drawing under any Letter of Credit, including by electronic transmission such as SWIFT, electronic mail, facsimile or computer generated communication. “EBITDA”: for any period, the sum of (a) Consolidated Net Income for such period adjusted (i) to exclude the following items (without duplication) of income or expense to the extent that such items are included in the calculation of Consolidated Net Income: (A) Consolidated Interest Expense, (B) any non-cash expenses and charges, (C) total income tax expense, (D) depreciation expense, (E) the expense associated with amortization of intangible and other assets (including amortization or other expense recognition of any costs associated with asset write-ups in accordance with SFAS Nos. 141 and 142), (F) non-cash provisions for reserves for discontinued operations, (G) any extraordinary, unusual or non- recurring gains or losses or charges or credits, including but not limited to any expenses relating to the Transactions and any non-recurring or extraordinary items paid or accrued during such period relating to deferred compensation owed to any Management Investor that was cancelled, waived or exchanged in connection with the grant to such Management Investor of the right to receive or acquire shares of common stock of Holdings or any Parent Entity, (H) any gain or loss associated with the sale or write-down of assets not in the ordinary course of business, (I) any income or loss accounted for by the equity method of accounting (except in the case of income to the extent of

38 the amount of cash dividends or cash distributions actually paid to the Ultimate Parent or any of its Restricted Subsidiaries by the entity accounted for by the equity method of accounting), (J) the amount of any non-cash loss or gain attributable to non-controlling interests, (K) the cumulative effect of a change in accounting principles, (L) any unrealized foreign currency transaction gains or losses in respect of Indebtedness of any Person denominated in a currency other than the functional currency of such Person, (M) any unrealized foreign currency translation or transaction gains or losses in respect of Indebtedness or other obligations of the Ultimate Parent or any Restricted Subsidiary owing to the Ultimate Parent or any Restricted Subsidiary, and (N) [reserved], (ii) minus the amount of all dividends paid by Ultimate Parent during the relevant period pursuant to any of clauses (b) and (c) of Subsection 8.3 (in each case, unless and to the extent (x) the amount paid with such dividends by Holdings or any Parent Entity would not, if the respective expense or other item had been incurred directly by Ultimate Parent, have reduced EBITDA determined in accordance with the foregoing provisions of this definition or (y) such dividend is paid by Ultimate Parent in respect of an expense or other item that has resulted in, or will result in, a reduction of EBITDA, as calculated pursuant to clause (a) above), plus (b) the amount of net “run-rate” cost savings, operating expense reductions, operating improvements and synergies of Ultimate Parent, Holdings, the Borrowers and the Borrowers’ Restricted Subsidiaries related to mergers and other business combinations, acquisitions, divestitures, restructurings, cost savings initiatives and other similar initiatives projected by the Parent Borrower in good faith to be realized as the result of actions taken or to be taken on or prior to the date that is 18 months after the Closing Date, or 18 months after the consummation of any operational change, respectively, and prior to or during such period (calculated on a Pro Forma Basis as though such cost savings had been realized on the first day of such period) (including cost savings projected to be realized as a result of the operation of the Business on a stand-alone basis), net of the amount of actual benefits realized during such period from such actions, in an aggregate amount not to exceed 25% of EBITDA (calculated after giving effect to such cost savings) in any period of four fiscal quarters. “EEA Financial Institution”: (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution

39 described in clause (a) of this definition and is subject to the supervision of an EEA Resolution Authority, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision of an EEA Resolution Authority with its parent. “EEA Member Country”: any of the member states of the European Union, Iceland, Liechtenstein and Norway. “EEA Resolution Authority”: any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Engagement Letter”: the Engagement Letter (including the annexes and exhibits thereto) dated as of July 8, 2020, between Wells Fargo and the Parent Borrower. “Environmental Costs”: any and all costs or expenses (including attorney’s and consultant’s fees, investigation and laboratory fees, response costs, court costs and litigation expenses, fines, penalties, damages, settlement payments, judgments and awards), of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way relating to, any actual or alleged violation of, noncompliance with or liability under any Environmental Laws. Environmental Costs include any and all of the foregoing, without regard to whether they arise out of or are related to any past, pending or threatened proceeding of any kind. “Environmental Laws”: any and all U.S. or foreign federal, state, provincial, territorial, foreign, local or municipal laws, rules, orders, enforceable guidelines and orders-in-council, regulations, statutes, ordinances, codes, decrees, and such requirements of any Governmental Authority properly promulgated and having the force and effect of law or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health (as it relates to exposure to Materials of Environmental Concern) or the environment, as have been, or now or at any relevant time hereafter are, in effect. “Environmental Permits”: any and all permits, licenses, registrations, notifications, exemptions and any other authorization required under any Environmental Law. “ERISA”: the Employee Retirement Income Security Act of 1974, as amended from time to time. “Erroneous Payment”: as defined in Subsection 10.17(a). “Erroneous Payment Deficiency Assignment”: as defined in Subsection 10.17(d). “Erroneous Payment Impacted Class”: as defined in Subsection 10.17(d). “Erroneous Payment Return Deficiency”: as defined in Subsection 10.17(d). “Escrow Subsidiary”: a Wholly Owned Subsidiary that is a Domestic Subsidiary formed or established for the purpose of incurring Indebtedness the proceeds of which will be subject to

40 an escrow or other similar arrangement; provided that upon the termination of all such escrow or similar arrangement of such Subsidiary, such Subsidiary shall cease to constitute an “Escrow Subsidiary” hereunder and shall merge with and into Ultimate Parent or one of its Restricted Subsidiaries that is a Loan Party in accordance with Subsection 8.2. Prior to its merger with and into such Person, each Escrow Subsidiary shall not own, hold or otherwise have any interest in any material assets other than the proceeds of the applicable Indebtedness incurred by such Escrow Subsidiary and any cash, Cash Equivalents or Temporary Cash Investments invested in such Escrow Subsidiary to cover interest and premium in respect of such Indebtedness. “EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Euro” or “€”: the single lawful currency of the member states of the European Union that have the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union. “Event of Default”: any of the events specified in Subsection 9.1, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied. “Exchange Act”: the Securities Exchange Act of 1934, as amended from time to time. “Excluded Accounts”: (a) deposit accounts the balance of which consists exclusively of and used exclusively for (i) withheld income taxes and federal, state or local employment taxes in such amounts as are required in the reasonable judgment of the Parent Borrower to be paid to the Internal Revenue Service or state or local government agencies within the following two months with respect to employees of any of the Loan Parties and (ii) amounts required to be paid over to an employee benefit plan pursuant to DOL Reg. Sec. 2510.3-102 on behalf of or for the benefit of employees of one or more Loan Parties, (b) deposit accounts constituting (and the balance of which consists solely of funds set aside to be used in connection with) taxes accounts and payroll and (c) petty cash accounts established (or otherwise maintained) by Ultimate Parent and its Subsidiaries that do not have cash balances at any time exceeding $1,000,000 in the aggregate for all such petty cash accounts. “Excluded Assets”: as defined in the U.S. Guarantee and Collateral Agreement or the Canadian Guarantee and Collateral Agreement, as applicable. “Excluded Contribution”: Net Proceeds from the private issuance or sale (other than to a Restricted Subsidiary) of Capital Stock (other than Disqualified Capital Stock) by the Parent Borrower, to the extent designated as an “Excluded Contribution” in a certificate of a Responsible Officer of the Parent Borrower delivered to the Administrative Agent. “Excluded Liability”: any liability that is excluded under the Bail-In Legislation from the scope of any Bail-In Action including, without limitation, any liability excluded pursuant to Article 44 of the Bank Recovery and Resolution Directive. “Excluded Subsidiary”: at any date of determination, any Subsidiary of the Parent Borrower:

41 (c) that is an Immaterial Subsidiary (other than an Immaterial Guarantor); (d) that is prohibited by Requirement of Law or Contractual Obligations existing on the Closing Date (or, in the case of any newly acquired Subsidiary, in existence at the time of acquisition but not entered into in contemplation thereof) from Guaranteeing, or granting Liens to secure, the Obligations or if Guaranteeing, or granting Liens to secure, the Obligations would require governmental (including regulatory) consent, approval, license or authorization unless such consent, approval, license or authorization has been received; (e) with respect to which the Parent Borrower and the Administrative Agent reasonably agree in writing that the burden or cost or other consequences of providing a guarantee of the Obligations shall be excessive in view of the benefits to be obtained by the Lenders therefrom; (f) with respect to which the provision of such guarantee of the Obligations would result in material adverse tax consequences to Holdings or one of its Subsidiaries (as determined by the Parent Borrower in good faith and notified in writing to the Administrative Agent); (g) that is a Subsidiary of a Foreign Subsidiary; (h) that is a joint venture or is not a Wholly Owned Subsidiary; (i) that is an Unrestricted Subsidiary; (j) that is a Captive Insurance Subsidiary; (k) that is a special purpose entity; or (l) that is a Subsidiary formed solely for the purpose of (x) becoming a Parent Entity, or (y) merging with the Parent Borrower in connection with another Subsidiary becoming a Parent Entity, in each case to the extent such entity becomes a Parent Entity or is merged with the Parent Borrower within 60 days of the formation thereof, or otherwise creating or forming a Parent Entity; (m) that is a Subsidiary acquired by the Parent Borrower or any Subsidiary and, at the time of the relevant acquisition, is an obligor in respect of Acquired Indebtedness to the extent (and solely for so long as) the documents or instruments governing the applicable Acquired Indebtedness prohibits such Subsidiary from granting a Guarantee of the Obligations; provided that no such prohibition shall have been placed upon such Subsidiary in connection with, or in contemplation of, such Person becoming a Subsidiary; or (n) that is an Escrow Subsidiary; provided that, notwithstanding the foregoing, any Subsidiary that Guarantees the payment of the Cash Flow Priority Obligations shall not be an Excluded Subsidiary.

42 Subject to the proviso in the preceding sentence, any Subsidiary that fails to meet the foregoing requirements as of the last day of the period of the most recent four consecutive Fiscal Quarters for which consolidated financial statements of Ultimate Parent are available shall continue to be deemed an Excluded Subsidiary hereunder until the date that is 60 days following the date on which such annual or quarterly financial statements were required to be delivered pursuant to Subsection 7.1 with respect to such period. “Excluded Swap Obligation”: with respect to any Guarantor, any obligation (a “Swap Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act, if, and to the extent that, all or a portion of the guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure such Swap Obligation (or any guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof). “Excluded Taxes”: (a) any Taxes measured by or imposed upon the net income of any Agent or Lender or its applicable lending office, or any branch or affiliate thereof, and all franchise Taxes, branch Taxes, Taxes on doing business or Taxes measured by or imposed upon the overall capital or net worth of any such Agent or Lender or its applicable lending office, or any branch or affiliate thereof, in each case imposed: (i) by the jurisdiction under the laws of which such Agent or Lender, applicable lending office, branch or affiliate is organized or is located, or in which its principal executive office is located, or any nation within which such jurisdiction is located or any political subdivision thereof; or (ii) by reason of any connection between the jurisdiction imposing such Tax and such Agent or Lender, applicable lending office, branch or affiliate other than a connection arising solely from such Agent or Lender having executed, delivered or performed its obligations under, or received payment under or enforced, this Agreement or any Notes, (b) any Tax imposed by FATCA, (c) in the case of a Lender, U.S. or Canadian federal withholding Taxes imposed on amounts payable (including, for the avoidance of doubt, any fees) to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the applicable Commitment or the applicable Loan (other than, in each case, pursuant to an assignment request by any Borrower) or (ii) such Lender changes its lending office, except in each case to the extent that amounts with respect to such Taxes were payable pursuant to Subsection 4.11 either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, and (d) withholding Taxes imposed under Part XIII of the Income Tax Act (Canada) payable as a result of a Lender not dealing at arm’s length within the meaning of the Income Tax Act (Canada) (“Arm’s Length”) with a Canadian Loan Party (other than where the non-Arm’s Length transaction arises as a result of such Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document) or being a "specified non-resident shareholder" (as that term is defined in subsection 18(5) of the Income Tax Act (Canada)) of a Canadian Loan Party or a Person not dealing at Arm’s Length with such a "specified non- resident shareholder" (other than where such Lender is a specified non-resident shareholder or does not deal at Arm’s Length with a specified non-resident shareholder as a result of such Lender having executed, delivered, become a party to, performed its obligations under, received

43 payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Exempt Sale and Leaseback Transaction”: any Sale and Leaseback Transaction (a) in which the sale or transfer of property occurs within 180 days of the acquisition of such property by Ultimate Parent or any of its Restricted Subsidiaries or (b) that involves property with a book value of the greater of $30,000,000 and 1.75% of Consolidated Total Assets or less, and is not part of a series of related Sale and Leaseback Transactions involving property with an aggregate value in excess of such amount and entered into with a single Person or group of Persons. “Existing Credit Agreement”: the ABL Credit Agreement, dated as of December 22, 2010, as amended as of February 3, 2011, October 23, 2013, April 9, 2014, November 12, 2015 and December 22, 2016, among the Parent Borrower, the subsidiary borrowers party thereto, the lenders from time to time party thereto and UBS AG, Stamford Branch, as Swingline Lender, Issuing Lender, Administrative Agent and Collateral Agent. “Existing Loan Documents”: the “Loan Documents” as defined in the Existing Credit Agreement “Existing Credit Facility Transactions”: the (i) the resignation and appointment of Agents pursuant to the Agency Resignation and Appointment Agreement, (ii) the assignment by existing lenders of their Obligations and Commitments under and as defined in the Existing Credit Agreement pursuant to Assignment and Acceptances under and as defined in the Existing Credit Agreement, (iii) the cash collateralization of any existing Letters of Credit under and as defined in the Existing Credit Agreement on terms reasonably satisfactory to the Administrative Agent, (iv) the amendment and restatement of the Existing Credit Agreement and certain of the other Existing Loan Documents, and (iv) the assignment to the Collateral Agent of all Liens securing the foregoing (other than (1) Liens on fee owned real property and (2) certain UCC financing statements specified in the Agency Resignation and Appointment Agreement, in each case which shall be released in connection therewith), in each case in accordance with their respective terms. “Extended Revolving Credit Commitment”: as defined in Subsection 2.8(a). “Extended Term Loans”: as defined in Subsection 2.8(a). “Extending Revolving Credit Lender”: as defined in Subsection 2.8(a). “Extending Lenders”: as defined in Subsection 2.8(a). “Extending Term Lenders”: as defined in Subsection 2.8(a). “Extension”: as defined in Subsection 2.8(a). “Extension of Credit”: as to any Lender, the making of a Loan, or, in the case of Subsection 2.4(d), participation in a Loan by such Lender or the issuance of, or participation in, a Letter of Credit by such Lender.

44 “Extension Offer”: as defined in Subsection 2.8(a). “Facility”: each of (a) the Commitments and the Extensions of Credit made thereunder and (b) any other committed facility hereunder and the Extensions of Credit made thereunder, and collectively, the “Facilities”. “Fair Market Value”: with respect to any asset or property, the fair market value of such asset or property as determined in good faith by senior management of the Borrower Representative or the Board of Directors, whose determination shall be conclusive. “FATCA”: Sections 1471 through 1474 of the Code as in effect on the Closing Date (and any amended or successor provisions that are substantively comparable), any regulations or other administrative authority promulgated thereunder, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with any of the foregoing and any fiscal or regulatory legislation, rules or practices adopted pursuant to any such intergovernmental agreement. “FCPA”: Foreign Corrupt Practices Act (15 U.S.C. § 78dd-1 et seq.), as amended from time to time. “Federal District Court”: as defined in Subsection 11.13(a). “Federal Funds Effective Rate”: for any period, a fluctuating interest rate per annum equal to, for each day during such period, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System of the United States, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Administrative Agent from three federal funds brokers of recognized standing selected by it. If the Federal Funds Effective Rate is less than zero, it shall be deemed zero for purposes of this Agreement. “Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source. “Fee Letter”: the fee letter agreement, dated as of the date hereof, among Wells Fargo and the Parent Borrower. “Financial Covenant Debt”: with respect to any Person, without duplication, Indebtedness of the type specified in clauses (a) through (f) of the definition of “Indebtedness” plus, without duplication, any Guarantee Obligations in respect thereof; provided, however, that Indebtedness of the type specified in clause (d) of the definition thereof shall only be included on the date Indebtedness of such Person is being determined to the extent such Indebtedness identified in such clause constitutes a non-contingent reimbursement obligation owing at such time and clause (e) of the definition thereof shall not include payments required upon any early termination on the date Indebtedness of such Person is being determined if no such early termination has occurred.

45 “Financing Documentation”: the Loan Documents and the Term Loan Documents, in each case including any Interest Rate Protection Agreements related thereto. “Financing Lease”: any lease of property, real or personal, the obligations of the lessee in respect of which are required to be capitalized and accounted for as a financing lease (and not, for the avoidance of doubt, as an operating lease) on the balance sheet of such lessee for financial reporting purposes in accordance with GAAP. The Stated Maturity of any Indebtedness under a Financing Lease shall be the scheduled date under the terms thereof of the last payment of rent or any other amount due under such Financing Lease. Notwithstanding anything to the contrary contained in this definition of “Financing Lease” or elsewhere in this Agreement, at the Company’s option, only those leases that would constitute Financing Leases in conformity with GAAP prior to the adoption of ASU No. 2016-02 by the Financial Accounting Standards Board shall be considered Financing Leases, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith. “Financing Lease Obligation”: an obligation under any Financing Lease. “FIRREA”: the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended from time to time. “First Amendment Effective Date”: May 26, 2021. “first priority”: with respect to any Lien purported to be created in any Collateral pursuant to any Security Document, that such Lien is the most senior Lien to which such Collateral is subject (subject to Customary Permitted Liens and Liens permitted under Subsection 8.14(h)). “Fiscal Period”: each monthly accounting period of Ultimate Parent calculated in accordance with the fiscal calendar of Ultimate Parent. “Fiscal Quarter”: successive 13-week periods (each such 13 week period to begin on a Saturday and (other than as set forth in the definition of Fiscal Year) end on a Friday of Ultimate Parent of any Fiscal Year); provided that for any 53-week Fiscal Year, the last Fiscal Quarter of such Fiscal Year shall consist of the successive 14-week period from and including the first day after the third Fiscal Quarter of such Fiscal Year through and including the last day of such Fiscal Year. “Fiscal Year”: any period of 52 or 53 weeks ending September 30th of any calendar year. “Fixed GAAP Date”: the Closing Date, provided that at any time after the Closing Date, the Borrower Representative may by written notice to the Administrative Agent elect to change the Fixed GAAP Date to be the date specified in such notice, and upon such notice, the Fixed GAAP Date shall be such date for all periods beginning on and after the date specified in such notice. “Fixed GAAP Terms”: (a) the covenants contained in Subsections 8.1 and 8.13, and the defined terms “Borrowing Base”, “Capital Expenditures”, “Consolidated Fixed Charge Coverage Ratio”, “Consolidated Interest Expense”, “Consolidated Net Income”, “Consolidated Total

46 Assets”, “Debt Service Charges”, “EBITDA”, “Financial Covenant Debt”, “Foreign Borrowing Base”, “Pro Forma Basis”, “Pro Forma Compliance” or “Secured Leverage Ratio”, (b) all defined terms in this Agreement to the extent used in or relating to any of the foregoing definitions, and all ratios and computations based on any of the foregoing definitions, and (c) any other term or provision of this Agreement or the Loan Documents that, at the Parent Borrower’s election, may be specified by the Borrower Representative by written notice to the Administrative Agent from time to time. “Floor”: a rate of interest equal to 0%. “Foreign Borrowing Base”: the sum of (1) 85.0% of the book value of Inventory of the Parent Borrower’s Foreign Subsidiaries, (2) 85.0% of the book value of Receivables of the Parent Borrower’s Foreign Subsidiaries and (3) cash, Cash Equivalents and Temporary Cash Investments of the Parent Borrower’s Foreign Subsidiaries (in each case, determined as of the end of the most recently ended Fiscal Period of the Parent Borrower for which internal consolidated financial statements of the Parent Borrower are available, and, in the case of any determination relating to any incurrence of Indebtedness, on a pro forma basis including (x) any property or assets of a type described above acquired since the end of such Fiscal Period and (y) any property or assets of a type described above being acquired in connection therewith); provided that no Inventory or Receivable of a Foreign Subsidiary shall be included in the Foreign Borrowing Base if the same is included in the Borrowing Base pursuant to this Agreement. “Foreign Pension Plan”: a registered pension plan which is subject to applicable pension legislation other than ERISA or the Code, which a Restricted Subsidiary sponsors or maintains, or to which it makes or is obligated to make contributions, including a Canadian Pension Plan. “Foreign Plan”: each Foreign Pension Plan, deferred compensation or other retirement or superannuation plan, fund, program, agreement, commitment or arrangement whether oral or written, funded or unfunded, sponsored, established, maintained or contributed to, or required to be contributed to, or with respect to which any liability is borne, outside the United States of America, by Ultimate Parent or any of its Restricted Subsidiaries, other than any such plan, fund, program, agreement or arrangement sponsored by a Governmental Authority. “Foreign Subsidiary”: any Subsidiary of the Parent Borrower (a) that is organized and existing under the laws of any jurisdiction outside of the United States of America and any Subsidiary of such Foreign Subsidiary or (b) that is a Foreign Subsidiary Holdco. Any subsidiary of the Parent Borrower which is organized and existing under the laws of Puerto Rico or any other territory of the United States of America shall be a Foreign Subsidiary. “Foreign Subsidiary Holdco”: any Restricted Subsidiary of the Ultimate Parent, so long as such Restricted Subsidiary has no material assets other than securities or Indebtedness of one or more Foreign Subsidiaries (or Subsidiaries thereof), intellectual property relating to such Foreign Subsidiaries (or Subsidiaries thereof) and other assets (including cash, Cash Equivalents and Temporary Cash Investments) relating to an ownership interest in any such securities, indebtedness, intellectual property or Subsidiaries. Any Subsidiary which is a Foreign Subsidiary Holdco that fails to meet the foregoing requirements as of the last day of the period for which

47 consolidated financial statements of the Ultimate Parent are available shall continue to be deemed a “Foreign Subsidiary Holdco” hereunder until the date that is 60 days following the date on which such annual or quarterly financial statements were required to be delivered pursuant to Subsection 7.1 with respect to such period. “Funding Losses”: the failure to borrow, convert or continue to prepay Term SOFR Loans on the date specified thereto. “GAAP”: generally accepted accounting principles in the United States of America as in effect on the Fixed GAAP Date (for purposes of the Fixed GAAP Terms) and as in effect from time to time (for all other purposes of this Agreement), including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession, and subject to the following sentence. If at any time the SEC permits or requires U.S. domiciled companies subject to the reporting requirements of the Exchange Act to use IFRS in lieu of GAAP for financial reporting purposes, the Borrower Representative may elect by written notice to the Administrative Agent to so use IFRS in lieu of GAAP and, upon any such notice, references herein to GAAP shall thereafter be construed to mean (a) for periods beginning on and after the date specified in such notice, IFRS as in effect on the date specified in such notice (for purposes of the Fixed GAAP Terms) and as in effect from time to time (for all other purposes of this Agreement) and (b) for prior periods, GAAP as defined in the first sentence of this definition; provided that, promptly upon reasonable request from the Administrative Agent, Ultimate Parent shall provide reconciliations of EBITDA and other Fixed GAAP Terms as reasonably requested by the Administrative Agent substantially concurrently with delivery of the financial statements delivered pursuant to Subsection 7.1(a) or (b) for each period for which such provisions require comparative figures for and as of the corresponding periods of the previous year (it being understood and agreed that, with respect to EBITDA or any other Fixed GAAP Term, any reconciliation filed with the United States Securities and Exchange Commission shall satisfy this requirement to the extent such filing complies with SEC requirements). All ratios and computations based on GAAP contained in this Agreement shall be computed in conformity with GAAP. “General Intangibles”: “general intangibles” (as such term is defined in Article 9 of the UCC) and “intangibles” (as such term is defined in the PPSA), including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trade secrets, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, insurance premium rebates, tax refunds, and tax refund claims, and any and all supporting obligations in respect thereof, and any other personal property other than Accounts, Deposit Accounts, goods, Investment Property, and Negotiable Collateral. “Governmental Authority”: the government of the United States or any other nation, or of any political subdivision thereof, whether state, provincial or local, and any agency, authority,

48 instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supranational bodies such as the European Union or the European Central Bank). “Guarantee”: any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person; provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The term “Guarantee” used as a verb has a corresponding meaning. “Guarantee and Collateral Agreement”: the U.S. Guarantee and Collateral Agreement and/or the Canadian Guarantee and Collateral Agreement, as the context may require. “Guarantee Obligation”: as to any Person (the “guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any such obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Parent Borrower in good faith. “Guarantors”: the collective reference to Holdings (unless and until Holdings is released from all of its obligations pursuant to Subsection 9.16(h) of the Guarantee and Collateral Agreement) and each Subsidiary Guarantor (each individually, a “Guarantor”). “Hedging Affiliate”: an “ABL Hedging Affiliate” as defined in the Intercreditor Agreement. “Hedging Agreement”: any Interest Rate Protection Agreement, Commodities Agreement, Currency Agreement (each as defined in the Intercreditor Agreement) or any other

49 credit or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity, credit or equity values or creditworthiness (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement. “Hedging Arrangement”: as defined in Subsection 8.10. “Hedging Obligations”: as to any Person, any and all obligations of such Person arising under, owing pursuant to, or existing in respect of any Hedging Agreement entered into with one or more Hedging Affiliates, whether absolute or contingent, due or to become due, now existing or hereafter arising. “Hedging Party”: any Hedging Affiliate party to an Interest Rate Protection Agreement, Hedging Agreement or other Permitted Hedging Arrangement. “Holdings”: Atkore International Holdings Inc., a Delaware corporation, and any successor in interest thereto, including any Successor Holding Company (as defined in the Guarantee and Collateral Agreement) subject to Section 9.16(e) of the Guarantee and Collateral Agreement. “Immaterial Guarantor”: any Subsidiary Guarantor that: (c) (x) contributed not in excess of 5.0% of EBITDA for the period of four Fiscal Quarters most recently ended for which financial statements have been or are required to have been delivered pursuant to Subsection 7.1(a) or 7.1(b) prior to the date of determination, and (y) had consolidated assets representing not in excess of 5.0% of Consolidated Total Assets as of the end of the most recently ended financial period for which consolidated financial statements of Ultimate Parent are available; and (d) together with all other Subsidiary Guarantors pursuant to the preceding clause (a)(x) contributed 5.0% or less of EBITDA for the period of four Fiscal Quarters most recently ended for which financial statements have been or are required to have been or were required to be delivered pursuant to Subsection 7.1(a) or 7.1(b) prior to the date of determination, and (y) had consolidated assets representing 5.0% or less of Consolidated Total Assets as of the end of the most recently ended fiscal period for which financial statements have been or are required to have been or were required to be delivered pursuant to Subsection 7.1(a) or 7.1(b) prior to the date of determination. “Immaterial Subsidiary”: any Subsidiary of Ultimate Parent designated as such in writing by Ultimate Parent to the Administrative Agent that (i) (x) contributed 5.0% or less of EBITDA for the period of four Fiscal Quarters most recently ended for which financial statements have been or are required to have been delivered pursuant to Subsection 7.1(a) or 7.1(b) prior to the date of determination, and (y) had consolidated assets representing 5.0% or less of Consolidated Total Assets as of the end of the most recently ended fiscal period for which financial statements have been or are required to have been or were required to be delivered pursuant to Subsection 7.1(a) or 7.1(b) prior to the date of determination; and (ii) together with all other Immaterial Subsidiaries designated pursuant to the preceding clause (i), (x) contributed

50 5.0% or less of EBITDA for the period of four Fiscal Quarters most recently ended for which financial statements have been or are required to have been delivered pursuant to Subsection 7.1(a) or 7.1(b) prior to the date of determination, and (y) had consolidated assets representing 5.0% or less of Consolidated Total Assets as of the end of the most recently ended fiscal period for which financial statements have been or are required to have been or were required to be delivered pursuant to Subsection 7.1(a) or 7.1(b) prior to the date of determination. Any Subsidiary so designated as an Immaterial Subsidiary that fails to meet the foregoing requirements as of the last day of the period of the most recent four consecutive Fiscal Quarters for which consolidated financial statements of Ultimate Parent are available shall continue to be deemed an “Immaterial Subsidiary” hereunder until the date that is 60 days following the date on which such annual or quarterly financial statements were required to be delivered pursuant to Subsection 7.1(a) or 7.1(b) with respect to such period. “Indebtedness”: of any Person at any date, (c) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (d) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (e) all obligations of such Person under Financing Leases, (f) all obligations of such Person in respect of letters of credit, bankers’ acceptances or other similar instruments issued or created for the account of such Person, (g) for purposes of Subsection 9.1(e) only, all obligations of such Person in respect of interest rate protection agreements, interest rate futures, interest rate options, interest rate caps and any other interest rate hedge arrangements, (h) all indebtedness or obligations of the types referred to in the preceding clauses (a) through (e) to the extent secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof (provided that, (A) solely with respect to any such indebtedness or obligations secured by a Lien that is (x) not on any asset or other property constituting ABL Priority Collateral or (y) junior to the Liens granted in favor of the Collateral Agent on any asset or other property constituting ABL Priority Collateral, the amount of Indebtedness of such Person shall be the lesser of (i) the fair market value of such asset at such date of determination (as determined in good faith by the Parent Borrower, which determination shall be conclusive) and (ii) the amount of such Indebtedness of such other Persons, and (B) in the case of any other indebtedness or obligations, the amount of Indebtedness of such Person shall be the outstanding amount of all obligations thereunder) and (i) Guarantee Obligations of such Person in respect of any Indebtedness of the type described in the preceding clauses (a) through (f); provided that, unless the obligations under a Vendor Financing Arrangement are secured by a Lien on the Collateral (excluding, for the avoidance of doubt, security in the form of cash

51 collateral or letters of credit) ranking pari passu with the Liens securing the Obligations, for all purposes under this Agreement, Indebtedness shall not include any obligations whatsoever in respect of Vendor Financing Arrangements except to the extent that such obligations constituting Indebtedness are recourse to such Person; provided, further, that, Indebtedness shall not include (u) any liability for federal, state, provincial, local or other taxes owed or owing to any government or other taxing authority, (x) the amount or validity of which are currently being contested in good faith by appropriate proceedings diligently conducted and (y) with respect to which reserves in conformity with GAAP have been provided on the books of Ultimate Parent or its Restricted Subsidiaries, as the case may be; provided that the reserves referenced this clause (y) shall not be required prior to the last day of the first full Fiscal Quarter following the date on which such liability arose, (v) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the respective seller, (w) obligations, to the extent such obligations constitute Indebtedness, under any agreement that has been defeased or satisfied and discharged pursuant to the terms of such agreement, (x) Contingent Obligations incurred in the ordinary course of business or consistent with past practice, (y) in connection with the purchase by Ultimate Parent or any Restricted Subsidiary of any business, any post-closing payment adjustments to which the seller may become entitled to the extent such payment is determined by a final closing balance sheet or such payment depends on the performance of such business after the closing; provided, however, that, at the time of closing, the amount of any such payment is not determinable and, to the extent such payment thereafter becomes fixed and determined, the amount is paid in a timely manner or (z) for the avoidance of doubt, any obligations or liabilities which would be required to be classified and accounted for as an operating lease for financial reporting purposes in accordance with GAAP; provided that notwithstanding anything to the contrary contained in this definition of “Financing Lease” or elsewhere in this Agreement, at the Company’s option, only those leases that would constitute Financing Leases in conformity with GAAP prior to the adoption of ASU No. 2016-02 by the Financial Accounting Standards Board shall be considered Financing Leases, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith. “Individual Lender Exposure”: of any Revolving Credit Lender, at any time, the sum of (a) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding, (b) the sum of such Lender’s Commitment Percentage in each then outstanding Letter of Credit multiplied by the sum of the Stated Amount of the respective Letters of Credit and any Unpaid Drawings relating thereto and (c) such Lender’s Commitment Percentage of the Swingline Loans then outstanding. “Insolvency”: with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA. “Insolvent”: pertaining to a condition of Insolvency. “Intellectual Property”: as defined in Subsection 5.9. “Intercreditor Agreement”: the Intercreditor Agreement, dated as of May 26, 2021, among the ABL Agent (as defined therein), JPMorgan Chase Bank, N.A. in its capacity as collateral agent under the Term Loan Documents, the Collateral Agent and certain other parties

52 party thereto from time to time and acknowledged by certain of the Loan Parties, as the same may be further amended, supplemented, waived or otherwise modified from time to time in accordance with the terms hereof and thereof. “Interest Payment Date”: (a) as to any ABR Loan, Canadian Prime Rate Loan or Daily Rate Loan, the first calendar day of each January, April, July and October to occur while such Loan is outstanding, and the final maturity date of such Loan, (b) as to any Term SOFR Loan or Term CORRA Loan having an Interest Period of three months or less, the last day of such Interest Period, and (c) as to any Term SOFR Loan having an Interest Period longer than three months, (i) each day which is three months, or a whole multiple thereof, after the first day of such Interest Period and (ii) the last day of such Interest Period. “Interest Period”: with respect to any Term SOFR Loan or Term CORRA Loan: (c) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Term SOFR Loan or Term CORRA Loan and ending one, three or, in the case of a Term SOFR Loan, six (or, if agreed to by each affected Lender, twelve) months thereafter, as selected by the Borrower Representative in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (d) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Term SOFR Loan or Term CORRA Loan and one, three or, in the case of a Term SOFR Loan, six (or, if agreed to by each affected Lender, twelve) months thereafter, as selected by the Borrower Representative by irrevocable notice to the Administrative Agent not less than three Business Days (or such shorter period as may be agreed by the Administrative Agent in its reasonable discretion) prior to the last day of the then current Interest Period with respect thereto; provided that all of the foregoing provisions relating to Interest Periods are subject to the following: (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day; (ii) any Interest Period that would otherwise extend beyond the Termination Date shall (for all purposes other than Subsection 4.12) end on the Termination Date; (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; (iv) the Borrower Representative shall select Interest Periods so as not to require a scheduled payment of any Term SOFR Loan or Term CORRA Loan during an Interest Period for such Loan; and

53 (v) no tenor that has been removed from this definition pursuant to Section 4.7(c)(iv) shall be available for specification in any borrowing, conversion or continuation notice. “Interest Rate Protection Agreement”: any interest rate protection agreement, interest rate future, interest rate option, interest rate cap or collar or other interest rate hedge arrangement in form and substance, and for a term, reasonably satisfactory to the Administrative Agent to or under which the Parent Borrower or any of its Restricted Subsidiaries is or becomes a party or a beneficiary. “Inventory”: “inventory” (as such term is defined in Article 9 of the UCC). “Investment”: in any Person by any other Person, any direct or indirect advance, loan or other extension of credit (other than to customers, dealers, licensees, franchisees, suppliers, consultants, directors, officers or employees of any Person in the ordinary course of business) or capital contribution (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others) to, or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by, such Person and any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. For purposes of the definition of “Unrestricted Subsidiary” and Subsection 8.12 only, (i) “Investment” shall include the portion (proportionate to the Parent Borrower’s equity interest in such Subsidiary) of the Fair Market Value of the net assets of any Subsidiary of the Parent Borrower at the time that such Subsidiary is designated as an Unrestricted Subsidiary, provided that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Parent Borrower shall be deemed to continue to have a permanent “Investment” in an Unrestricted Subsidiary in an amount (if positive) equal to (x) the Parent Borrower’s “Investment” in such Subsidiary at the time of such redesignation less (y) the portion (proportionate to the Parent Borrower’s equity interest in such Subsidiary) of the Fair Market Value of the net assets of such Subsidiary at the time of such redesignation and (ii) any property transferred to or from an Unrestricted Subsidiary shall be valued at its Fair Market Value at the time of such transfer. Guarantees shall not be deemed to be Investments. The amount of any Investment outstanding at any time shall be the original cost of such Investment, reduced (at the Parent Borrower’s option) by any dividend, distribution, interest payment, return of capital, repayment or other amount or value received in respect of such Investment. “Investment Company Act”: the Investment Company Act of 1940, as amended from time to time. “Investment Grade Account Debtor”: any Account Debtor (or direct or indirect parent entity thereof) whose securities have a rating equal to or higher than either (a) Baa3 (or the equivalent) by Moody’s or (b) BBB- (or the equivalent) by S&P. “Investment Grade Rating”: a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or any equivalent rating by any other nationally recognized rating agency.

54 “Investment Grade Securities”: (i) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (other than Cash Equivalents); (ii) debt securities or debt instruments with an Investment Grade Rating, but excluding any debt securities or instruments constituting loans or advances among Ultimate Parent and its Subsidiaries; (iii) investments in any fund that invests exclusively in investments of the type described in clauses (i) and (ii) above, which fund may also hold immaterial amounts of cash pending investment or distribution; and (iv) corresponding instruments in countries other than the United States customarily utilized for high quality investments. “Investment Property”: “investment property” (as such term is defined in Article 9 of the UCC) and any and all supporting obligations in respect thereof. “ISP”: the International Standby Practices (1998), International Chamber of Commerce Publication No. 590. “Issuer Document”: with respect to any Letter of Credit, a letter of credit application, a letter of credit agreement, or any other document, agreement or instrument entered into (or to be entered into) by a Borrower in favor of an Issuing Lender and relating to such Letter of Credit. “Issuing Lender”: as the context may require, (a) each of Wells Fargo and JPMorgan Chase Bank, N.A., in each case in its capacity as issuer of Letters of Credit issued by it; (b) any other Lender that may become an Issuing Lender pursuant to Subsections 3.10 and 3.11 in its capacity as issuer of Letters of Credit issued by such Lender; or (c) collectively, all of the foregoing. “known to the Borrowers”: the actual knowledge of any Responsible Officer of the Parent Borrower of any particular fact, event or circumstance or the knowledge such Person would have obtained after the exercise of reasonable diligence. “Last-Out Tranche”: as defined in Subsection 2.6(b). “L/C Fee Payment Date”: with respect to any Letter of Credit, the first Business Day following the last day of each March, June, September and December to occur after the date of issuance thereof to and including the first such day to occur on or after the date of expiry thereof; provided that if any L/C Fee Payment Date would otherwise occur on a day that is not a Business Day, such L/C Fee Payment Date shall be the immediately preceding Business Day. “L/C Fees”: the fees specified in Subsection 3.3. “L/C Obligations”: at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit (including in the case of outstanding Letters of Credit in any Designated Foreign Currency, the Dollar Equivalent of the aggregate then undrawn and unexpired amount thereof) and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Subsection 3.5(a) (including in the case of Letters of Credit in any Designated Foreign Currency, the Dollar Equivalent of the unreimbursed aggregate amount of drawings thereunder, to the extent that such amount has not been converted into Dollars in accordance with Subsection 3.5(a)).

55 “L/C Request”: a letter of credit request in the form of Exhibit J attached hereto or, in such form as the applicable Issuing Lender may specify from time to time, requesting the applicable Issuing Lender to issue a Letter of Credit. “L/C Sublimit”: with respect to each Issuing Lender, (i) the amounts set forth on Schedule 1.1(i) representing the maximum aggregate face amount of Letters of Credit that may be issued by such Issuing Lender and (ii) with respect to any other Person that becomes an Issuing Lender pursuant to Subsection 3.10, such amount as agreed to in writing by the Parent Borrower and such Person at the time such Person becomes an Issuing Lender; provided in each case that the Parent Borrower and any Issuing Lender may, from time to time by written agreement delivered to the Administrative Agent, modify the amount of such Issuing Lender’s L/C Sublimit without the prior consent of any other party. The initial aggregate L/C Sublimit of all Issuing Lenders is $50,000,000. “LCT Election”: as defined in Subsection 1.2(i). “LCT Test Date”: as defined in Subsection 1.2(i). “Lead Arrangers”: Wells Fargo, JPMorgan Chase Bank, N.A., and Citibank, N.A., as Joint Lead Arrangers and Joint Bookmanagers. “Lender Default”: (a) the refusal (which may be given verbally or in writing and has not been retracted) or failure of any Lender (including any Agent in it capacity as Lender) to make available its portion of any incurrence of Loans or reimbursement obligations required to be made hereunder, which refusal or failure is not cured within two Business Days after the date of such refusal or failure, (b) the failure of any Lender (including any Agent in its capacity as Lender) to pay over to the Administrative Agent, any Issuing Lender or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute, (c) a Lender (including any Agent in its capacity as Lender) has notified the Parent Borrower or the Administrative Agent that it does not intend to comply with its funding obligations hereunder, (d) a Lender (including any Agent in its capacity as Lender) has failed, within three Business Days after request by the Administrative Agent, to confirm that it will comply with its funding obligations hereunder or (e) an Agent or a Lender has admitted in writing that it is insolvent or such Agent or Lender becomes subject to a Lender- Related Distress Event or Bail-In Action. “Lender Joinder Agreement”: as defined in Subsection 2.6(c)(i). “Lender-Related Distress Event”: with respect to any Agent or Lender (each, a “Distressed Person”), a voluntary or involuntary case with respect to such Distressed Person under any debt relief law, or a custodian, conservator, receiver or similar official is appointed for such Distressed Person or any substantial part of such Distressed Person’s assets, or such Distressed Person makes a general assignment for the benefit of creditors or is otherwise adjudicated as, or determined by any Governmental Authority having regulatory authority over such Distressed Person to be, insolvent or bankrupt; provided that a Lender-Related Distress Event shall not be deemed to have occurred solely by virtue of the ownership or acquisition of

56 any equity interests in any Agent or Lender or any person that directly or indirectly controls such Agent or Lender by a Governmental Authority or an instrumentality thereof. “Lenders”: the several lenders from time to time parties to this Agreement together with, in the case of any such lender that is a bank or financial institution, any affiliate of any such bank or financial institution through which such bank or financial institution elects, by notice to the Administrative Agent and the Borrower Representative to make any Revolving Credit Loans, Swingline Loans or Letters of Credit available to any Borrower, provided that for all purposes of voting or consenting with respect to (a) any amendment, supplementation or modification of any Loan Document, (b) any waiver of any of the requirements of any Loan Document or any Default or Event of Default and its consequences or (c) any other matter as to which a Lender may vote or consent pursuant to Subsection 11.1, the bank or financial institution making such election shall be deemed the “Lender” rather than such affiliate, which shall not be entitled to so vote or consent. “Letter of Credit Collateralization”: either (a) providing cash collateral (pursuant to documentation reasonably satisfactory to Administrative Agent (including that Administrative Agent has a first priority perfected Lien in such cash collateral), including provisions that specify that the Letter of Credit Fees and all commissions, fees, charges and expenses provided for in Subsection 3.3 (including any fronting fees) will continue to accrue while the Letters of Credit are outstanding) to be held by Administrative Agent for the benefit of the Revolving Credit Lenders in an amount equal to 103% of the then existing L/C Obligations, (b) delivering to Administrative Agent documentation executed by all beneficiaries under the Letters of Credit, in form and substance reasonably satisfactory to Administrative Agent and Issuing Lender, terminating all of such beneficiaries’ rights under the Letters of Credit, or (c) providing Administrative Agent with a standby letter of credit, in form and substance reasonably satisfactory to Administrative Agent, from a commercial bank reasonably acceptable to Administrative Agent in an amount equal to 103% of the then existing L/C Obligations (it being understood that all fees in respect of letters of credit (including fronting fees) set forth in this Agreement will continue to accrue while the Letters of Credit are outstanding and that any such fees that accrue must be an amount that can be drawn under any such standby letter of credit). “Letter of Credit Exposure”: as of any date of determination with respect to any Lender, such Lender’s participation in the L/C Obligations pursuant to Subsection 3.4(a) on such date. “Letters of Credit” or “L/Cs”: letters of credit issued by any Issuing Lender for the account of the Borrowers pursuant to Section 3. “Lien”: any mortgage, pledge, hypothecation, assignment, security interest, encumbrance, lien, hypothec or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof). “Limited Condition Transaction”: (x) any acquisition, including by way of merger, amalgamation, consolidation or other business combination or the acquisition of Capital Stock or otherwise, by one or more of the Parent Borrower and its Subsidiaries of any assets, business or Person or any other Investment permitted by this Agreement in each case, whose consummation

57 is not conditioned on the availability of, or on obtaining, third party financing or (y) any redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Capital Stock or Preferred Stock requiring irrevocable notice in advance of such redemption, repurchase, defeasance, satisfaction and discharge or repayment. “Liquidity Event”: the determination by the Administrative Agent that Specified Availability on any day is less than the greater of (x) $22,000,000 and (y) 10.0% of Availability at such time; provided that the Administrative Agent has notified the Borrower Representative thereof; provided, further, that if the occurrence of a Liquidity Event shall be due solely to a fluctuation in currency exchange rates occurring within the two Business Day period immediately preceding such occurrence, and one or more of the Borrowers, within two Business Days following receipt of such notice from the Administrative Agent, repay Loans in an amount such that the Specified Availability following such payment exceeds the greater of (x) $22,000,000 and (y) 10.0% of Availability at such time, a Liquidity Event shall be deemed not to have occurred. The occurrence of a Liquidity Event shall be deemed continuing notwithstanding that Specified Availability may thereafter exceed the amount set forth in the preceding sentence unless and until for 30 consecutive days the Specified Availability exceed the greater of (x) $22,000,000 and (y) 10.0% of Availability at such time, in which event a Liquidity Event shall no longer be deemed to be continuing. “Loan”: a Revolving Credit Loan or a Swingline Loan, as the context shall require; collectively, the “Loans”. “Loan Account”: as defined in Subsection 2.5(e). “Loan Documents”: this Agreement, the Fee Letter, any Notes, the L/C Requests, the Intercreditor Agreement, the Guarantee and Collateral Agreements and any other Security Documents, each as amended, supplemented, waived or otherwise modified from time to time and any other agreement entered into by any one or more of the Loan Parties, on the one hand, and the Administrative Agent, the Collateral Agent, an Issuing Lender or any Lender, on the other hand, that expressly relates to this Agreement and has ongoing obligations for the Loan Parties. “Loan Parties”: Ultimate Parent, Holdings (unless and until Holdings is released from all of its obligations pursuant to Subsection 9.16(h) of the Guarantee and Collateral Agreement), the Borrowers and the Subsidiary Guarantors; individually, a “Loan Party”. “Management Advances”: (1) loans or advances made to directors, management members, officers, employees or consultants of any Parent Entity, the Parent Borrower or any Restricted Subsidiary (x) in respect of travel, entertainment or moving related expenses incurred in the ordinary course of business, (y) in respect of moving related expenses incurred in connection with any closing or consolidation of any facility, or (z) in the ordinary course of business and (in the case of this clause (z)) not exceeding $10,000,000 in the aggregate outstanding at any time, (2) promissory notes of Management Investors acquired in connection with the issuance of Management Stock to such Management Investors, or (3) other Guarantees of borrowings by Management Investors in connection with the purchase of Management Stock, which Guarantees are permitted under Subsection 8.13.

58 “Management Investors”: the management members, officers, directors, employees and other members of the management of any Parent Entity, the Parent Borrower or any of their respective Subsidiaries, or family members or relatives of any of the foregoing, or trusts, partnerships or limited liability companies for the benefit of any of the foregoing, or any of their heirs, executors, successors and legal representatives, who at any date of determination beneficially own or have the right to acquire, directly or indirectly, Capital Stock of the Parent Borrower, any Restricted Subsidiary or any Parent Entity. “Management Stock”: Capital Stock of the Parent Borrower, any Restricted Subsidiary (including any options, warrants or other rights in respect thereof) held by any of the Management Investors. “Management Subscription Agreements”: one or more stock subscription, stock option, grant or other agreements which have been or may be entered into between the Parent Borrower, any Restricted Subsidiary or any Parent Entity and one or more Management Investors (or any of their heirs, successors, assigns, legal representatives or estates), with respect to the issuance to and/or acquisition, ownership and/or disposition by any of such parties of common stock of the Parent Borrower, any Restricted Subsidiary or any Parent Entity, or options, warrants, units or other rights in respect of common stock of the Parent Borrower, any Restricted Subsidiary or any Parent Entity, any agreements entered into from time to time by transferees of any such stock, options, warrants or other rights in connection with the sale, transfer or reissuance thereof, and any assumptions of any of the foregoing by third parties, as amended, supplemented, waived or otherwise modified from time to time. “Mandatory Revolving Credit Loan Borrowing”: as defined in Subsection 2.4(c). “Margin Stock”: as defined in Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Market Capitalization”: an amount equal to (i) the total number of issued and outstanding shares of capital stock of the Parent Borrower or any Parent Entity on the date of declaration of the relevant dividend or making of any other Restricted Payment, as applicable, multiplied by (ii) the arithmetic mean of the closing prices per share of such capital stock on the New York Stock Exchange (or, if the primary listing of such capital stock is on another exchange, on such other exchange) for the 30 consecutive trading days immediately preceding the date of declaration of such dividend. “Material Adverse Effect”: a material adverse effect on (a) the business, operations, property or condition (financial or otherwise) of Ultimate Parent and its Restricted Subsidiaries taken as a whole, (b) the validity or enforceability as to the Loan Parties (taken as a whole) party thereto of the Loan Documents taken as a whole or (c) the rights or remedies of the Agents and the Lenders under the Loan Documents (including with respect to the Collateral comprising the Borrowing Base), in each case taken as a whole. “Material Guarantor”: Holdings and any Subsidiary Guarantor other than an Immaterial Guarantor.

59 “Material Opinion Guarantor”: any Subsidiary that becomes a Subsidiary Guarantor, and the Eligible Accounts and Eligible Inventory of such Subsidiary would comprise more than 2.5% of the Borrowing Base based on the Borrowing Base Certificate most recently delivered under Subsection 7.2(f) and such Subsidiary’s Eligible Accounts and Eligible Inventory as of the date such Borrowing Base Certificate reported the Borrowing Base. “Material Subsidiaries”: Restricted Subsidiaries of Ultimate Parent constituting, individually or in the aggregate (as if such Restricted Subsidiaries constituted a single Subsidiary), a “significant subsidiary” in accordance with Rule 1-02 under Regulation S-X. “Materials of Environmental Concern”: any hazardous or toxic substances or materials or wastes defined, listed, or regulated as such in or under, or which may give rise to liability under, any applicable Environmental Law, including gasoline, petroleum (including crude oil or any fraction thereof), petroleum products or by-products, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation. “Maximum Incremental Facilities Amount”: at any date of determination, the sum of (i) the greater of (x) $500,000,000 and (y) EBITDA for the four fiscal quarters ended on or most recently prior to such date for which financial statements have been delivered pursuant to Subsection 7.1 (amounts incurred pursuant to this clause (i), the “Cash Capped Incremental Facility”) plus (ii) an unlimited amount if, after giving effect to the incurrence of such amount (or on the date of the initial commitment to lend such additional amount after giving pro forma effect to the incurrence of the entire committed amount of such additional amount), the Consolidated First Lien Leverage Ratio (as defined in and calculated in accordance with the terms of the Term Loan Credit Agreement applicable to the “Maximum Incremental Facilities Amount” and the “Ratio Incremental Facility” each under and as defined therein) shall not exceed (x) 3.75 to 1.00 or (y) in the case of any such incurrence in connection with a Permitted Acquisition (as defined in the Term Loan Credit Agreement), the Consolidated First Lien Leverage Ratio of Ultimate Parent would equal or be less than the Consolidated First Lien Leverage Ratio of Ultimate Parent calculated on a pro forma basis after giving effect to such Permitted Acquisition and Incurrence (in each case, as set forth in a certificate of a Responsible Officer of the Parent Borrower delivered to the Administrative Agent at the time of such incurrence, together with calculations demonstrating compliance with such ratio (amounts incurred pursuant to this clause (ii), the “Ratio Incremental Facility”); (it being understood that (A) pro forma effect shall be given to the entire committed amount of any such additional amount on the date of initial borrowing of such Indebtedness or entry into the definitive agreement providing the commitment to fund such Indebtedness, such committed amount may thereafter be borrowed and reborrowed in whole or in part, from time to time, without further compliance with this clause (ii) and (B) for purposes of so calculating the Consolidated First Lien Leverage Ratio (as defined in the Term Loan Credit Agreement) under this clause (ii), any additional amount incurred pursuant to this clause (ii) shall be treated as if such amount is Consolidated First Lien Indebtedness (as defined in the Term Loan Credit Agreement), regardless of whether such amount is actually secured or is secured by Liens ranking junior to the Liens securing the Loan Document Obligations (as defined in the Term Loan Credit Agreement)) plus (iii) an additional amount equal to the aggregate amount of all voluntary prepayments and buy-backs (with respect to buy-backs, valued at the pay value of loans so acquired) of loans under the Term Loan Credit Agreement, unless such voluntary prepayments or

60 buy-backs, as applicable, were financed with the proceeds of refinancings of long-term Indebtedness (the “Voluntary Prepayment Incremental Facility”); provided that, at the Parent Borrower’s option, capacity under the Ratio Incremental Facility shall be deemed to be used before capacity under the Cash Capped Incremental Facility and the Voluntary Prepayment Incremental Facility. “Minimum Extension Condition”: as defined in Subsection 2.8(b). “Moody’s”: as defined in the definition of “Cash Equivalents” in this Subsection 1.1. “Multiemployer Plan”: a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA. “Negotiable Collateral”: letters of credit, letter of credit rights, instruments, promissory notes, drafts, documents, and chattel paper (including electronic chattel paper and tangible chattel paper), and any and all supporting obligations in respect thereof. “Net Orderly Liquidation Value”: the orderly liquidation value (net of costs and expenses estimated to be incurred in connection with such liquidation) of the Loan Parties’ Inventory that is estimated to be recoverable in an orderly liquidation of such Inventory expressed as a percentage of the net book value thereof, such percentage to be as determined from time to time by reference to the most recent Inventory appraisal completed by a qualified third-party appraisal company (approved by the Administrative Agent in its Permitted Discretion) delivered to the Administrative Agent. “Net Proceeds”: with respect to any new public or private issuance or sale of any securities or any capital contribution (whether of property or assets, including cash), an amount equal to the gross proceeds in cash and Cash Equivalents (or with respect to capital contributions of non-cash property or assets, the Fair Market Value) of such issuance, sale or contribution net of attorneys’ fees, accountants’ fees, underwriters’ or placement agents’ fees, discounts or commissions, and brokerage, consultant and other fees actually incurred in connection with such issuance, sale or contribution and net of taxes paid or payable as a result, or in respect, thereof. “New York Courts”: as defined in Subsection 11.13(a). “New York Supreme Court”: as defined in Subsection 11.13(a). “Non-Defaulting Lender”: Any Lender other than a Defaulting Lender. “Non-Excluded Taxes”: all Taxes other than Excluded Taxes. “Non-Extending Lender”: any Lender that does not accept an Extension Offer. “Non-Loan Party”: each Subsidiary of Ultimate Parent that is not a Loan Party. “Notes”: the collective reference to the Revolving Credit Notes and the Swingline Note.

61 “Obligations”: obligations of the Loan Parties from time to time arising under or in respect of the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during (or would accrue but for) the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made in respect of any Letter of Credit, when and as due, including payments in respect of Reimbursement Obligations and interest thereon, (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties under this Agreement and the other Loan Documents, (iv) all Bank Products Obligations and (v) all Vendor Financing Obligations. For the avoidance of doubt, any Loan made by any foreign or domestic branch or Affiliate of any Lender pursuant to this Agreement shall constitute Obligations under this Agreement and the other Loan Documents; provided that, notwithstanding anything to the contrary herein, the Obligations shall exclude Excluded Swap Obligations. “OFAC”: The Office of Foreign Assets Control of the U.S. Department of the Treasury. “Optional Payments”: as defined in Subsection 8.6(e). “Organizational Documents”: with respect to any Person, (a) the articles of incorporation, certificate of incorporation or certificate of formation (or the equivalent organizational documents) of such Person and (b) the bylaws or operating agreement (or the equivalent governing documents) of such Person. “Other Representatives”: (x) each of Wells Fargo, JPMorgan Chase Bank, N.A. and Citibank, N.A., in their collective capacity as Joint Lead Arrangers and Joint Bookmanagers, and (y) Fifth Third Bank, National Association, in its capacity as Syndication Agent. “Other Revolving Credit Commitments”: one or more Tranches of revolving credit commitments hereunder or extended Commitments in respect of the Revolving Credit Facility that result from a Refinancing Amendment. “Other Revolving Credit Loans”: the Revolving Credit Loans made pursuant to any Other Revolving Credit Commitment. “Other Term Loans”: one or more Tranches of term loan commitments hereunder that result from a Refinancing Amendment. “Other Term Commitments”: one or more Tranches of term Loans that result from a Refinancing Amendment. “Outbound Investment Rules”: the regulations administered and enforced, together with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, as of the Amendment No. 4 Effective Date, and as codified at 31 C.F.R. § 850.101 et seq.

62 “Parent Borrower”: as defined in the Preamble hereto. “Parent Entity”: any of Ultimate Parent, Holdings, any Other Parent, and any other Person that is a Subsidiary of Ultimate Parent, Holdings or any Other Parent, and of which Parent Borrower is a Subsidiary, in each case, solely for so long as Parent Borrower is a Subsidiary of such Person. As used herein, “Other Parent” means a Person of which Parent Borrower becomes a Subsidiary after the Closing Date that is designated by the Parent Borrower as an “Other Parent”; provided that either (x) immediately after Parent Borrower first becomes a Subsidiary of such Person, more than 50% of the Voting Stock of such Person shall be held by one or more Persons that held more than 50% of the Voting Stock of a Parent Entity of the Parent Borrower immediately prior to Parent Borrower first becoming such Subsidiary or (y) such Person shall be deemed not to be an Other Parent for the purpose of determining whether a Change of Control shall have occurred by reason of Parent Borrower first becoming a Subsidiary of such Person. “Parent Entity Expenses”: expenses, taxes and other amounts incurred or payable by any Parent Entity in respect of which the Parent Borrower is permitted to make dividends, payments or distributions pursuant to Subsection 8.3. “Patriot Act”: as defined in Subsection 11.18. “Payment Conditions”: the tests in Subsections 8.2(a), 8.2(b), 8.3(a), 8.4(b)(iii)(1), 8.5, 8.6(a) and 8.12(a). “Payment Recipient”: as defined in Subsection 10.17(a). “PBGC”: the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor thereto). “Periodic Term CORRA Determination Day” has the meaning specified therefor in the definition of “Term CORRA”. “Permitted Acquisition”: as defined in Subsection 8.4(b). “Permitted Discretion”: the commercially reasonable judgment of the Administrative Agent exercised in good faith in accordance with customary business practices for comparable asset-based lending transactions, as to any factor which the Administrative Agent reasonably determines: (a) will or reasonably could be expected to adversely affect in any material respect the value of any Eligible Inventory or Eligible Accounts, the enforceability or priority of the applicable Agent’s Liens thereon, the ability to appraise or inspect the ABL Priority Collateral or the amount which any Agent, the Lenders or any Issuing Lender would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Eligible Inventory or Eligible Accounts or (b) is evidence that any collateral report or financial information delivered to the Administrative Agent by any Person on behalf of the applicable Borrower is incomplete, inaccurate or misleading in any material respect. In exercising such judgment, the Administrative Agent may consider, without duplication, such factors already included in or tested by the definition of Eligible Inventory or Eligible Accounts, as well as any

63 of the following: (i) changes after the Closing Date in any material respect in demand for, pricing of, or product mix of Inventory; (ii) changes after the Closing Date in any material respect in any concentration of risk with respect to Accounts; and (iii) any other factors arising after the Closing Date that change in any material respect the credit risk of lending to the Borrowers on the security of the Eligible Inventory or Eligible Accounts. “Permitted Hedging Arrangements”: as defined in Subsection 8.10. “Permitted Indebtedness”: as defined in Subsection 8.13. “Permitted Investments”: as defined in Subsection 8.12. “Permitted Jurisdiction”: any of Canada, the United Kingdom, Australia, New Zealand, Germany, Austria, Ireland, Switzerland, The Netherlands, Luxembourg, Belgium, Denmark, Finland, Sweden, the British Virgin Islands, the Cayman Islands, and any other jurisdiction approved in writing by the Administrative Agent and the Required Lenders. “Permitted Liens”: as defined in Subsection 8.14. “Person”: an individual, partnership, corporation, company, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature. “Plan”: at a particular time, any employee benefit plan which is covered by ERISA and in respect of which Ultimate Parent or a Commonly Controlled Entity is an “employer” as defined in Section 3(5) of ERISA. “Plan Asset Regulations”: 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time. “Platform”: as defined in Subsection 11.2(e). “Pound Sterling” or “£”: pounds sterling in the lawful currency of the United Kingdom, as in effect from time to time. “PPSA”: the Personal Property Security Act (Ontario), including the regulations thereto; provided, that, if perfection or the effect of perfection or non-perfection or the priority of any Lien created hereunder or under any other Loan Document on the Collateral is governed by the personal property security legislation or other applicable legislation with respect to personal property security in effect in a jurisdiction in Canada other than the Province of Ontario, “PPSA” means the Personal Property Security Act or such other applicable legislation (including the Civil Code of Quebec) in effect from time to time in such other jurisdiction in Canada for purposes of the provisions hereof relating to such perfection, effect of perfection or non- perfection or priority. “Preferred Stock”: as applied to the Capital Stock of any corporation or company, Capital Stock of any class or classes (however designated) that by its terms is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary

64 liquidation or dissolution of such corporation or company, over Capital Stock of any other class of such corporation or company. “Pro Forma Basis” or “Pro Forma Compliance”: with respect to any determination for any period, that such determination shall be made giving pro forma effect to any event that by the terms of the Loan Documents requires compliance on a “Pro Forma Basis” or “Pro Forma Compliance”, together with all transactions relating thereto, in each case consummated during such period or thereafter and on or prior to the date of determination (including any incurrence, assumption, refinancing or repayment of Indebtedness), as if such acquisition, investment, sale (or other disposition), other event and related transactions had been consummated on the first day of such period, in each case based on historical results accounted for in accordance with GAAP, and taking into account adjustments consistent with the definition of EBITDA, including the amount (for the avoidance of doubt, without duplication of any such amount added to EBITDA for any such period) of net cost savings projected by the Parent Borrower in good faith to be realized as the result of actions taken or to be taken on or prior to the date that is 12 months after the closing date of such transaction and prior to or during such period (calculated on a Pro Forma Basis as though such cost savings had been realized on the first day of such period), net of the amount of actual benefits realized during such period from such actions, in an aggregate amount not to exceed 15% of EBITDA (calculated before giving effect to such cost savings) in any period of four fiscal quarters. For purposes of making any computation referred to in the preceding sentence, if, since the beginning of such period, (1) Ultimate Parent or any Restricted Subsidiary has incurred any Indebtedness that remains outstanding on such date of determination or if the transaction giving rise to the need to calculate the Consolidated Fixed Charge Coverage Ratio is an incurrence of Indebtedness by Ultimate Parent or any Restricted Subsidiary, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Indebtedness as if such Indebtedness had been incurred on the first day of such period, (2) Ultimate Parent or any Restricted Subsidiary has repaid, repurchased, redeemed, defeased or otherwise acquired, retired or discharged any Indebtedness that is no longer outstanding on such date of determination (each, a “Discharge”) or if the transaction giving rise to the need to calculate the Consolidated Fixed Charge Coverage Ratio involves a Discharge of Indebtedness (in each case other than Indebtedness incurred under any revolving credit facility unless such Indebtedness has been repaid with an equivalent permanent reduction in commitments thereunder), EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Discharge of Indebtedness, including with the proceeds of such new Indebtedness, as if such Discharge had occurred on the first day of such period, (3) Ultimate Parent or any Restricted Subsidiary shall have disposed of any company, any business or any group of assets constituting an operating unit of a business, including any such disposition occurring in connection with a transaction causing a calculation to be made hereunder, or designated any Restricted Subsidiary as an Unrestricted Subsidiary (any such disposition or designation, a “Sale”), the EBITDA for such period shall be reduced by an amount equal to the EBITDA (if positive) attributable to the company, business, group of assets or Subsidiary that is the subject of such Sale for such period or increased by an amount equal to the EBITDA (if negative) attributable thereto for such period and Consolidated Interest Expense for such period shall be reduced by an amount equal to (A) the Consolidated Interest Expense attributable to any Indebtedness of Ultimate Parent or any Restricted Subsidiary repaid, repurchased, redeemed, defeased or otherwise acquired, retired or discharged with respect to Ultimate Parent and its continuing Restricted Subsidiaries in connection with such Sale for such

65 period (including but not limited to through the assumption of such Indebtedness by another Person) plus (B) if the Capital Stock of any Restricted Subsidiary is disposed of in such Sale or any Restricted Subsidiary is designated as an Unrestricted Subsidiary, the Consolidated Interest Expense for such period attributable to the Indebtedness of such Restricted Subsidiary to the extent Ultimate Parent and its continuing Restricted Subsidiaries are no longer liable for such Indebtedness after such Sale, (4) Ultimate Parent or any Restricted Subsidiary (by merger, consolidation or otherwise) shall have made an Investment in any Person that thereby becomes a Restricted Subsidiary, or otherwise acquired any company, any business or any group of assets constituting an operating unit of a business, including any such Investment or acquisition occurring in connection with a transaction causing a calculation to be made hereunder, or designated any Unrestricted Subsidiary as a Restricted Subsidiary (any such Investment, acquisition or designation, a “Purchase”), EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto (including the incurrence of any related Indebtedness) as if such Purchase occurred on the first day of such period, and (5) any Person became a Restricted Subsidiary or was merged or consolidated with or into Ultimate Parent or any Restricted Subsidiary, and since the beginning of such period such Person shall have Discharged any Indebtedness or made any Sale or Purchase that would have required an adjustment pursuant to clause (2), (3) or (4) above if made by Ultimate Parent or a Restricted Subsidiary since the beginning of such period, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such Discharge, Sale or Purchase occurred on the first day of such period. For purposes of this definition, whenever pro forma effect is to be given to any Sale, Purchase or other transaction, or the amount of income or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness incurred, repaid, repurchased, redeemed, defeased or otherwise acquired, retired or discharged in connection therewith, the pro forma calculations in respect thereof shall be as determined in good faith by a Responsible Officer of the Borrower Representative. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest expense on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Protection Agreement applicable to such Indebtedness). If any Indebtedness bears, at the option of Ultimate Parent or a Restricted Subsidiary, a rate of interest based on a prime or similar rate, a eurocurrency interbank offered rate or other fixed or floating rate, and such Indebtedness is being given pro forma effect, the interest expense on such Indebtedness shall be calculated by applying such optional rate as Ultimate Parent or such Restricted Subsidiary may designate. Interest on a Financing Lease Obligation shall be deemed to accrue at an interest rate determined in good faith by a responsible financial or accounting officer of Ultimate Parent to be the rate of interest implicit in such Financing Lease Obligation in accordance with GAAP. “Projections”: those financial projections included in the confidential information memoranda and related material prepared in connection with the syndication of the Facility and provided to the Lenders on or about July 16, 2020. “PTE”: a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender”: as defined in Subsection 11.2(e).

66 “Purchase”: as defined in the definition of “Pro Forma Basis” or “Pro Forma Compliance” in this Subsection 1.1. “Purchase Money Obligation”: any Indebtedness incurred to finance or refinance the acquisition, leasing, construction or improvement of property (real or personal) or assets, and whether acquired through the direct acquisition of such property or assets or the acquisition of the Capital Stock of any Person owning such property or assets, or otherwise. “QFC”: has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D). “QFC Credit Support”: as defined in Subsection 11.24. “Receivable”: a right to receive payment pursuant to an arrangement with another Person pursuant to which such other Person is obligated to pay, as determined in accordance with GAAP. “Receivables Facility”: any of one or more receivables financing facilities (and any guarantee of such financing facility by a non-Loan Party), as amended, supplemented, modified, extended, renewed, restated, or refunded from time to time, the obligations of which are non- recourse (except for customary representations, warranties, covenants, indemnities, guarantees of performance and other similar agreements and undertakings made in connection with such facilities) to the Ultimate Parent and the Restricted Subsidiaries (other than one or more Receivables Subsidiaries and the non-Loan Party guarantor thereof) pursuant to which the Ultimate Parent or any Restricted Subsidiary sells, directly or indirectly, grants a security interest in or otherwise transfers its accounts receivable to either (i) a Lender of an Affiliate of a Lender or (ii) a Receivables Subsidiary that in turn funds such purchase by purporting to sell, grant a security interest in or otherwise transfer its accounts receivable to a Lender of an Affiliate of a Lender or borrowing from a Lender of an Affiliate of a Lender or from another Receivables Subsidiary that in turn funds itself by borrowing from such a Lender of an Affiliate of a Lender; provided that the aggregate amount of Indebtedness under a Receivables Facility shall not exceed $50,000,000 at any one time outstanding. “Receivables Subsidiary”: any Restricted Subsidiary formed for the purpose of facilitating or entering into one or more Receivables Facilities, and in each case engages only in business or activities reasonably related or incidental thereto and/or owning or holding the Capital Stock of another Person formed for the purposes of engaging in a Receivables Facility and to which the Ultimate Parent or any Restricted Subsidiary transfers accounts receivables and assets related to such accounts receivable. “Recovery Event”: any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of Ultimate Parent or any of its Restricted Subsidiaries. “refinance”: refinance, refund, replace, renew, repay, modify, restate, defer, substitute, supplement, reissue, resell or extend (including pursuant to any defeasance or discharge mechanism); and the terms “refinances,” “refinanced” and “refinancing” as used for any purpose in this Agreement shall have a correlative meaning.

67 “Refinanced Debt”: as defined in the definition of “Credit Agreement Refinancing Indebtedness.” “Refinancing Amendment”: an amendment to this Agreement in form and substance reasonably satisfactory to the Administrative Agent and the institutions providing such Credit Agreement Refinancing Indebtedness executed by each of (a) the Parent Borrower, (b) the Administrative Agent and (c) each financial institution that agrees to provide any portion of the Credit Agreement Refinancing Indebtedness being incurred pursuant thereto, in accordance with Subsection 2.7. “Register”: as defined in Subsection 11.6(b)(iv). “Regulation S-X”: Regulation S-X promulgated by the United States Securities and Exchange Commission, as in effect on the Closing Date. “Regulation T”: Regulation T of the Board as in effect from time to time. “Regulation U”: Regulation U of the Board as in effect from time to time. “Regulation X”: Regulation X of the Board as in effect from time to time. “Reimbursement Obligations”: the obligation of the applicable Borrower to reimburse the applicable Issuing Lender pursuant to Subsection 3.5(a) for amounts drawn under the applicable Letters of Credit. “Related Business”: those businesses in which the Ultimate Parent or any of its Subsidiaries is engaged on the Closing Date, or that are similar, related, complementary, incidental or ancillary thereto or extensions, developments or expansions thereof. “Related Parties”: with respect to any Person, such Person’s affiliates and the partners, officers, directors, trustees, employees, equity holders, shareholders, members, attorneys and other advisors, agents and controlling persons of such person and of such person’s affiliates and “Related Party” shall mean any of them. “Related Taxes”: (x) any taxes, charges or assessments, including but not limited to sales, use, transfer, rental, ad valorem, value added, stamp, property, consumption, franchise, license, capital, net worth, gross receipts, excise, occupancy, intangibles or similar taxes, charges or assessments (other than federal, state or local taxes measured by income and federal, state or local withholding imposed by any government or other taxing authority on payments made by any Parent Entity other than to another Parent Entity), required to be paid by any Parent Entity by virtue of its being incorporated or having Capital Stock outstanding (but not by virtue of owning stock or other equity interests of any corporation or other entity other than the Parent Borrower, any of its Subsidiaries or any Parent Entity), or being a holding company parent of the Parent Borrower, any of its Subsidiaries or any Parent Entity or receiving dividends from or other distributions in respect of the Capital Stock of the Parent Borrower, any of its Subsidiaries or any Parent Entity, or having guaranteed any obligations of the Parent Borrower or any Subsidiary thereof, or having made any payment in respect of any of the items for which the Parent Borrower or any of its Subsidiaries is permitted to make payments to any Parent Entity

68 pursuant to Subsection 8.3, or acquiring, developing, maintaining, owning, prosecuting, protecting or defending its intellectual property and associated rights (including but not limited to receiving or paying royalties for the use thereof), or assertions of infringement, misappropriation, dilution or other violation of third-party intellectual property or associated rights, to the extent relating to the business or businesses of the Parent Borrower or any Subsidiary thereof, (y) any taxes attributable to any taxable period (or portion thereof) ending on or prior to the Closing Date, or to the consummation of any of the Transactions, or to any Parent Entity’s receipt of (or entitlement to) any payment in connection with the Transactions, including any payment received after the Closing Date pursuant to any agreement related to the Transactions or (z) any other federal, state, foreign, provincial or local taxes measured by income for which any Parent Entity is liable up to an amount not to exceed, with respect to federal taxes, the amount of any such taxes that the Parent Borrower and its Subsidiaries would have been required to pay on a separate company basis, or on a consolidated basis as if the Parent Borrower had filed a consolidated return on behalf of an affiliated group (as defined in Section 1504 of the Code) of which it were the common parent, or with respect to state, foreign, provincial and local taxes, the amount of any such taxes that the Parent Borrower and its Subsidiaries would have been required to pay on a separate company basis, or on a consolidated, combined, unitary or affiliated basis as if the Parent Borrower had filed a consolidated, combined unitary or affiliated return on behalf of an affiliated group (as defined in the applicable state, foreign, provincial or local tax laws for filing such return) consisting only of the Parent Borrower and its Subsidiaries. Taxes include all interest, penalties and additions relating thereto. “Relevant Governmental Body”: means (a) with respect to a Benchmark Replacement in respect of Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, the Board of Governors or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors or the Federal Reserve Bank of New York, or any successor thereto and (b) with respect to a Benchmark Replacement in respect of Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, any Designated Foreign Currency, (i) the central bank for the Currency in which such Obligations, interest, fees, commissions or other amounts are denominated, or calculated with respect to, or any central bank or other supervisor which is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement or (ii) any working group or committee officially endorsed or convened by (A) the central bank for the Currency in which such Obligations, interest, fees, commissions or other amounts are denominated, or calculated with respect to, (B) any central bank or other supervisor that is responsible for supervising either (1) such Benchmark Replacement or (2) the administrator of such Benchmark Replacement, (C) a group of those central banks or other supervisors or (D) the Financial Stability Board or any part thereof. “Reportable Event”: any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the 30 day notice period is waived under PBGC Regulation Section 4043 or any successor regulation thereto. “Required Lenders”: Lenders the sum of whose outstanding Commitments (or after the termination thereof, outstanding Individual Lender Exposures) represent a majority of aggregate Commitments (or after the termination thereof, the sum of the Individual Lender Exposures) at such time; provided that the Commitments (or Individual Lender Exposures) held or deemed

69 held by Defaulting Lenders shall be excluded for purposes of making a determination of Required Lenders. “Requirement of Law”: as to any Person, the Organizational Documents of such Person, and any law, statute, ordinance, code, decree, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its material property or to which such Person or any of its material property is subject, including laws, ordinances and regulations pertaining to zoning, occupancy and subdivision of real properties; provided that the foregoing shall not apply to any non-binding recommendation of any Governmental Authority. “Responsible Officer”: as to any Person, any of the following officers of such Person: (a) the chief executive officer or the president of such Person and, with respect to financial matters, the chief financial officer, the treasurer, the controller or the vice president–finance (or substantial equivalent) of such Person, (b) any vice president of such Person or, with respect to financial matters, any assistant treasurer or assistant controller of such Person, in each case who has been designated in writing to the Administrative Agent or the Collateral Agent as a Responsible Officer by such chief executive officer or president of such Person or, with respect to financial matters, by such chief financial officer of such Person, (c) with respect to Subsection 7.7 and without limiting the foregoing, the general counsel of such Person and (d) with respect to ERISA matters, the senior vice president–human resources (or substantial equivalent) of such Person; and (e) any other individual designated as a “Responsible Officer” for purposes of this Agreement by the Board of Directors or equivalent body of such person. “Restricted Indebtedness”: as defined in Subsection 8.6(a). “Restricted Payment”: any dividend or any other payment whether direct or indirect (other than dividends payable solely in common stock of the Parent Borrower or options, warrants or other rights to purchase common stock of the Parent Borrower) on, or any payment on account of, or any setting apart of assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Parent Borrower (other than any acquisition of Capital Stock deemed to occur upon the exercise of options if such Capital Stock represents a portion of the exercise price thereof) or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or any other distribution (other than (x) distributions payable solely in common stock of the Parent Borrower or (y) options, warrants or other rights to purchase common stock of the Parent Borrower) in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Parent Borrower or its Restricted Subsidiaries, other than one payable solely to any Borrower or one or more Subsidiary Guarantors. “Restricted Payment Transaction”: any Restricted Payment permitted pursuant to Subsection 8.3, any Permitted Investment, any transaction specifically excluded from the definition of the term “Restricted Payment” (including pursuant to the exceptions contained the parenthetical exclusions of such definition) or any Investment or acquisition permitted pursuant to Subsection 8.4.

70 “Restricted Subsidiary”: any Subsidiary of Ultimate Parent other than an Unrestricted Subsidiary. “Revolving Credit Facility”: the revolving credit facility available to the Borrowers hereunder. “Revolving Credit Lender”: any Lender having a Commitment hereunder and/or a Revolving Credit Loan outstanding hereunder. “Revolving Credit Loan”: a Loan made pursuant to Subsection 2.1(a). “Revolving Credit Note”: as defined in Subsection 2.1(d). “Revolving Exposure”: at any time the Dollar Equivalent of the aggregate principal amount at such time of all outstanding Revolving Credit Loans. The Revolving Exposure of any Revolving Credit Lender at any time shall equal its Commitment Percentage of the aggregate Revolving Exposure at such time. “Rollover Indebtedness”: Indebtedness of a Loan Party issued to any lender under the Term Loan Credit Facility in lieu of such lender’s pro rata portion of any repayment of Term Loans made pursuant to and in accordance with the terms of the Term Loan Credit Agreement. “S&P”: as defined in the definition of the term “Cash Equivalents” in this Subsection 1.1. “Sale and Leaseback Transaction”: any arrangement with any Person providing for the leasing by Ultimate Parent or any of its Restricted Subsidiaries of real or personal property which has been or is to be sold or transferred by Ultimate Parent or any such Restricted Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of Ultimate Parent or such Restricted Subsidiary. “Sanctioned Jurisdiction”: a country or territory that is a target of comprehensive Sanctions. “Sanctioned Person”: (a) any Person named on the list of Specially Designated Nationals and Blocked Persons maintained by OFAC, OFAC’s consolidated Non-SDN list or any other Sanctions-related list maintained by any Governmental Authority, (b) a Person, legal entity, government, governmental body or other instrument or agent of a government that is otherwise a target of Sanctions, (c) any Person operating, organized or resident in a Sanctioned Jurisdiction, or (d) any Person that is a target of Sanctions due to directly or indirectly being owned or controlled (individually or in the aggregate) by or acting on behalf of any such Person or Persons described in clauses (a) to (c) above.

71 “Sanctions”: individually and collectively, respectively, any and all economic sanctions, trade sanctions, financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and other sanctions laws, regulations or embargoes, including those imposed, administered or enforced from time to time by: (a) the United States of America, including those administered by OFAC, the U.S. Department of State, or through any existing or future executive order, (b) the United Nations Security Council, (c) the European Union, (d) His Majesty’s Treasury of the United Kingdom, or (e) any other Governmental Authority, to the extent applicable to any Loan Party or any of its Subsidiaries. “Secured Leverage Ratio”: as of any date of determination, the ratio (calculated on a Pro Forma Basis) of (a) Financial Covenant Debt of Ultimate Parent and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP as at such date secured by Liens on property or assets of Ultimate Parent and its Restricted Subsidiaries (other than property or assets held in a defeasance or similar trust or arrangement for the benefit of the Indebtedness secured thereby so long as the liability would no longer appear on the balance sheet of Ultimate Parent in accordance with GAAP) minus Unrestricted Cash to (b) EBITDA of Ultimate Parent and its Restricted Subsidiaries for the four fiscal quarters ended on or most recently prior to such date for which financial statements have been delivered pursuant to Subsection 7.1; provided that, in the event that the Parent Borrower shall classify Indebtedness incurred on the date of determination as secured in part pursuant to Subsection 8.14(s) in respect of Indebtedness incurred pursuant to Subsection 8.13(c) and in part pursuant to another clause of Subsection 8.14 in respect of Indebtedness incurred pursuant to another clause of Subsection 8.13, any calculation of the Secured Leverage Ratio, including in the definition of “Secured Ratio Indebtedness”, shall not include any such Indebtedness (and shall not give effect to any discharge of Indebtedness from the proceeds thereof) not incurred pursuant to Subsections 8.14(s) and 8.13(c). “Secured Parties”: the “Secured Parties” as defined in the Guarantee and Collateral Agreement. “Secured Ratio Indebtedness”: Indebtedness of any Borrower evidenced by any notes, other debt securities, or other indebtedness; provided that (i) immediately after giving effect to each issuance of such Secured Ratio Indebtedness, the Secured Leverage Ratio is less than or equal to 5.50:1.00 and (ii) any such Secured Ratio Indebtedness shall be (x) secured on a junior basis with this Facility with respect to the ABL Priority Collateral and on a pari passu or junior basis with Cash Flow Priority Obligations (or any renewal, extension, refinancing, replacement and refunding indebtedness in respect thereof permitted by the terms of this Agreement) with respect to the Cash Flow Priority Collateral and (y) subject to the terms of the Intercreditor Agreement or another intercreditor agreement in form and substance satisfactory to the Administrative Agent. “Security Documents”: the collective reference to the Guarantee and Collateral Agreements and all other similar security documents hereafter delivered to the Collateral Agent granting or perfecting a Lien on any asset or assets of any Person to secure the obligations and liabilities of the Loan Parties hereunder and/or under any of the other Loan Documents or to secure any guarantee of any such obligations and liabilities, including any security documents executed and delivered or caused to be delivered to the Collateral Agent pursuant to Subsection

72 7.9(b) or 7.9(c), in each case, as amended, supplemented, waived or otherwise modified from time to time. “Set”: the collective reference to Term SOFR Loans or Term CORRA Rate Loans of a single Tranche, the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day). “Settlement Service”: as defined in Subsection 11.6(b). “Single Employer Plan”: any Plan which is covered by Title IV or Section 302 of ERISA or Section 412 of the Code, but which is not a Multiemployer Plan. “SOFR”: a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator”: means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “Solvent” and “Solvency”: with respect to any Person on a particular date, the condition that, on such date, (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small amount of capital and (e) in the case of any Loan Party formed under the laws of Canada or a province or territory thereof, is not an “insolvent person” within the meaning of such term in the Bankruptcy and Insolvency Act (Canada). “Specified Availability”: at any time, the sum of (i) the aggregate Available Loan Commitments of all Lenders plus (ii) Specified Unrestricted Cash, plus (iii) Specified Suppressed Availability. “Specified Consignment Inventory”: any Inventory subject to an arrangement pursuant to which (x) such Inventory is placed with an intermediary for the purpose of marketing and resale by such Person for which the Parent Borrower or the applicable Subsidiary Guarantor receives payment directly from third-party purchaser of such Inventory, (y) the Parent Borrower or the applicable Loan Party retains title to such Inventory until the purchase thereof by such third- party purchaser, and (z) the Parent Borrower or applicable Subsidiary Guarantor pays to the intermediary a commission in respect of such third-party purchase. “Specified Default”: (a) the occurrence and continuance of an Event of Default under Subsection 9.1(b) as a result of a material breach of any representation or warranty set forth in Subsection 5.23 or Subsection 5.24, (b) the occurrence and continuance of an Event of Default under Subsection 9.1(c) as a result of the failure of any Loan Party to comply with the terms of

73 Subsection 4.16 or a failure to comply with the delivery obligations with respect to Borrowing Base Certificates set forth in Subsection 7.2(f) or (c) the occurrence and continuance of an Event of Default under Subsection 9.1(a) or Subsection 9.1(f). “Specified Representation”: the representations set forth in (i) the last sentence of Subsection 5.2, (ii) Subsections 5.3(a) (with respect to due organization and valid existence), 5.4 (other than the second sentence thereof), 5.12 and 5.14 (subject to such limitations as may be agreed between the Borrower Representative and the applicable Additional Lenders), (iii) the first sentence of Subsection 5.15, (iv) (as relates to Sanctions only) the third sentence of 5.25 and (v) (as relates to the use of proceeds of the Loans made on the date of the funding of the applicable Accordion Facility Increase not violating Sanctions) the fourth sentence of 5.25. “Specified Suppressed Availability”: the amount, if positive, by which the Borrowing Base exceeds the aggregate amount of the Commitments; provided that if aggregate Available Loan Commitments of all Lenders are less than the lesser of (i) 5% of the lesser of (x) the aggregate amount of the Commitments and (y) the Borrowing Base and (ii) $15,000,000, Specified Suppressed Availability shall be zero. “Specified Transaction”: (a) any Restricted Payment pursuant to Subsection 8.3(j), (b) any acquisition permitted pursuant to Subsection 8.4(b)(iii)(1), (c) any investment permitted pursuant to clause (a) of the definition of “Permitted Investment”, (d) any payment, repurchase or redemption pursuant to Subsection 8.6(a); (e) any merger, consolidation, amalgamation or asset sale pursuant to Subsection 8.2(a) or 8.2(b), and (f) any Asset Sale pursuant to Subsection 8.5. “Specified Unrestricted Cash”: as of any date of determination, an amount equal to all Unrestricted Cash of the Parent Borrower and its Restricted Subsidiaries that, in the case of cash, is deposited in (i) DDAs or (ii) any other deposit accounts, in each case described in (i) or (ii) with respect to which a control agreement is in place between the applicable Loan Party, the applicable depositary institution and the Administrative Agent or the Collateral Agent (or over which any such Agent has “control” whether or not pursuant to a control agreement) or that, in the case of Cash Equivalents, (i) the Collateral Agent has a valid and perfected Lien in such Cash Equivalents and (ii) such Cash Equivalents are not in a securities account in respect of which the applicable Loan Party has entered into a “control agreement” with the applicable broker or securities intermediary for purposes of perfecting a security interest in favor of a third party; provided that, solely for the purpose of determining whether there has been a Dominion Event or a Liquidity Event, such Unrestricted Cash shall be in an amount not to exceed the lesser of (x) 5.0% of Availability and (y) $15,000,000. “Spot Rate of Exchange”: with respect to any foreign currency, at any date of determination thereof, the arithmetic average of the spot rates of exchange of Wells Fargo in the market where its foreign currency exchange operations in respect of such currency are then being conducted at approximately 11:00 a.m. New York time on such date for delivery two (2) Business Days later; provided that with respect to any Letters of Credit denominated in any Designated Foreign Currency (x) for the purposes of determining the Dollar Equivalent of L/C Obligations and for the calculation of L/C Fees and related commissions, the Spot Rate of Exchange shall be calculated on the first Business Day of each month.

74 “Springing Maturity Date”: as defined in the definition of “Termination Date” in this Subsection 1.1. “Standard Letter of Credit Practice”: for each Issuing Lender, any domestic or foreign law or letter of credit practices applicable in the city in which Issuing Lender issued the applicable Letter of Credit or, for its branch or correspondent, such laws and practices applicable in the city in which it has advised, confirmed or negotiated such Letter of Credit, as the case may be, in each case, (a) which letter of credit practices are of banks that regularly issue letters of credit in the particular city, and (b) which laws or letter of credit practices are required or permitted under ISP or UCP, as chosen in the applicable Letter of Credit. “Standby Letter of Credit”: as defined in Subsection 3.1(b). “Stated Amount”: at any time, as to any Letter of Credit, (i) if the Letter of Credit is denominated in Dollars, the maximum amount available to be drawn thereunder (regardless of whether any conditions for drawing could then be met) and (ii) if the Letter of Credit is denominated in a Designated Foreign Currency, the Dollar Equivalent of the maximum amount available to be drawn under the Letter of Credit (regardless of whether any conditions for drawing could then be met). “Stated Maturity”: with respect to any Indebtedness, the date specified in such Indebtedness as the fixed date on which the payment of principal of such Indebtedness is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase or repayment of such Indebtedness at the option of the holder thereof upon the happening of any contingency). “Subsidiary”: as to any Person, a corporation, partnership, limited liability company or other entity (a) of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity are at the time owned by such Person, or (b) the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person and, in the case of this clause (b), which is treated as a consolidated subsidiary for accounting purposes. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Parent Borrower. “Subsidiary Borrower Joinder”: a joinder in substantially the form of Exhibit N hereto, to be executed by each Subsidiary Borrower designated as such after the Closing Date. “Subsidiary Borrowers”: each Domestic Subsidiary that is a Wholly-Owned Subsidiary and a Restricted Subsidiary that becomes a Borrower after five (5) days’ written notice to the Administrative Agent pursuant to a Subsidiary Borrower Joinder, together with their respective successors and assigns. “Subsidiary Guarantor”: (x) each Domestic Subsidiary that is a Wholly Owned Subsidiary (other than any Borrower or Excluded Subsidiary) of the Parent Borrower which executes and delivers a Subsidiary Guaranty, in each case, unless and until such time as the

75 respective Subsidiary Guarantor (a) ceases to constitute a Domestic Subsidiary of the Parent Borrower in accordance with the terms and provisions hereof, (b) is designated an Unrestricted Subsidiary pursuant to the terms of this Agreement or (c) is released from all of its obligations under the Subsidiary Guaranty in accordance with terms and provisions thereof and (y) each other Subsidiary of the Parent Borrower which the Parent Borrower causes to execute and deliver a Subsidiary Guaranty pursuant to Subsection 7.9(b) or (c), in each case, unless and until such time as the respective Subsidiary Guarantor (a) ceases to constitute a Domestic Subsidiary of the Parent Borrower in accordance with the terms and provisions hereof, (b) is designated an Unrestricted Subsidiary pursuant to the terms of this Agreement, (c) is released from all of its obligations under the Subsidiary Guaranty in accordance with terms and provisions thereof or (d) ceases to be so designated pursuant to Subsection 7.9(b). “Subsidiary Guaranty”: the guaranty of the Obligations of the Borrowers under the Loan Documents provided pursuant to the Guarantee and Collateral Agreement or pursuant to a guaranty in such other form as may be agreed between the Parent Borrower and the Administrative Agent. “Successor Borrower”: as defined in Subsection 8.2(a). “Supermajority Lenders”: Lenders the sum of whose outstanding Commitments (or after the termination thereof, outstanding Individual Lender Exposures) representing more than 662/3% of the sum of the aggregate amount of the total Commitments less the Commitments of all Defaulting Lenders (or after the termination thereof, the sum of the Individual Lender Exposures of Non-Defaulting Lenders) at such time. “Supported QFC”: as defined in Subsection 11.24. “Swingline Commitment”: the Swingline Lender’s obligation to make Swingline Loans pursuant to Subsection 2.4. “Swingline Exposure”: at any time the aggregate principal amount at such time of all outstanding Swingline Loans. The Swingline Exposure of any Revolving Credit Lender at any time shall equal its Commitment Percentage of the aggregate Swingline Exposure at such time. “Swingline Lender”: as defined in the Preamble hereto. “Swingline Loan Participation Certificate”: a certificate in substantially the form of Exhibit F hereto. “Swingline Loans”: as defined in Subsection 2.4(a). “Swingline Note”: as defined in Subsection 2.4(b). “Syndication Agent”: Fifth Third Bank, National Association, in its capacity as syndication agent.

76 “Target Amount”: an amount which, when aggregated with all other amounts remaining on deposit in all DDAs and Concentration Accounts at any one time, does not exceed $5,000,000. “Tax Sharing Agreement”: the Tax Sharing Agreement among Atkore Inc. (f/k/a Atkore International Group, Inc.), Holdings and the Parent Borrower to be entered into on or prior to the Closing Date, as the same may be amended, supplemented, waived or otherwise modified from time to time. “Taxes”: any and all present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Temporary Cash Investments”: any of the following: (i) any investment in direct obligations of the United States of America, Canada, the United Kingdom, or any agency or instrumentality of any thereof, or obligations Guaranteed by the United States of America, Canada, the United Kingdom, or any agency or instrumentality of any of the foregoing, or obligations guaranteed by any of the foregoing, (ii) overnight bank deposits, and investments in time deposit accounts, certificates of deposit, bankers’ acceptances and money market deposits (or, with respect to foreign banks, similar instruments) maturing not more than one year after the date of acquisition thereof issued by (x) any bank or other institutional lender under this Agreement or the Term Loan Credit Agreement or any affiliate thereof or (y) a bank or trust company that is organized under the laws of the United States of America, any state thereof or any foreign country recognized by the United States of America having capital and surplus aggregating in excess of $500,000,000 (or the foreign currency equivalent thereof) and whose long term debt is rated at least “A” by S&P or “A-1” by Moody’s (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized rating organization) at the time such Investment is made, (iii) repurchase obligations with a term of not more than seven days for underlying securities or instruments of the types described in clause (i) or (ii) above entered into with a bank meeting the qualifications described in clause (ii) above, (iv) Investments in commercial paper, maturing not more than 270 days after the date of acquisition, issued by a Person (other than that of the Parent Borrower or any of its Subsidiaries), with a rating at the time as of which any Investment therein is made of “P-1” (or higher) according to Moody’s or “A-1” (or higher) according to S&P (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized rating organization), (v) Investments in securities maturing not more than one year after the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least “A” by S&P or “A” by Moody’s (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized rating organization), (vi) [reserved], (vii) investment funds investing 95.0% of their assets in securities of the type described in clauses (i) through (vi) above (which funds may also hold cash pending investment and/or distribution), (viii) any money market deposit accounts issued or offered by a domestic commercial bank or a commercial bank organized and located in a country recognized by the United States of America,

77 in each case, having capital and surplus in excess of $500,000,000 (or the foreign currency equivalent thereof), or investments in money market funds subject to the risk limiting conditions of Rule 2a-7 (or any successor rule) of the SEC under the Investment Company Act of 1940, as amended and (ix) similar investments approved by the Board of Directors in the ordinary course of business. “Term CORRA” means, for any calculation with respect to a Term CORRA Loan, the Term CORRA Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term CORRA Determination Day”) that is two (2) Business Days prior to the first day of such Interest Period, as such rate is published by the Term CORRA Administrator; provided, however, that if as of 5:00 p.m. (Toronto time) on any Periodic Term CORRA Determination Day the Term CORRA Reference Rate for the applicable tenor has not been published by the Term CORRA Administrator and a Benchmark Replacement Date with respect to the Term CORRA Reference Rate has not occurred, then Term CORRA will be the Term CORRA Reference Rate for such tenor as published by the Term CORRA Administrator on the first preceding Business Day for which such Term CORRA Reference Rate for such tenor was published by the Term CORRA Administrator so long as such first preceding Business Day is not more than three (3) Business Days prior to such Periodic Term CORRA Determination Day. “Term CORRA Adjustment” means, with respect to any Term CORRA Loan, a percentage per annum as set forth below for the applicable Interest Period therefor: Interest Period Percentage One month 0.29547% Three months 0.32138% “Term CORRA Administrator” means CanDeal Benchmark Administration Services Inc. (“CanDeal”) or, in the reasonable discretion of the Administrative Agent, TSX Inc. or an affiliate of TSX Inc. as the publication source of the CanDeal/TMX Term CORRA benchmark that is administered by CanDeal (or a successor administrator of the Term CORRA Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term CORRA Loan” means a Loan that bears interest at a rate based on Adjusted Term CORRA. “Term CORRA Reference Rate” means the forward-looking term rate based on CORRA. “Term Loan”: Accordion Term Loans, Extended Term Loans and Other Term Loans. “Term Loan Credit Agreement”: the Term Loan Credit Agreement, dated as of May 26, 2021, among Ultimate Parent, the Parent Borrower, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, as such agreement may be amended, supplemented, waived or otherwise modified from time to time or refunded, refinanced, restructured, replaced, renewed, repaid, increased or extended from time to time

78 (whether in whole or in part, whether with the original administrative agent and lenders or other agents and lenders or otherwise, and whether provided under the original Term Loan Credit Agreement or one or more other credit agreements, indentures or financing agreements or otherwise, unless such agreement, instrument or document expressly provides that it is not intended to be and is not a Term Loan Credit Agreement hereunder). Any reference to the Term Loan Credit Agreement hereunder shall be deemed a reference to each Term Loan Credit Agreement then in existence. “Term Loan Credit Facility”: the collective reference to the Term Loan Credit Agreement, any Term Loan Documents, any notes and letters of credit issued pursuant thereto and any guarantee and collateral agreement, patent and trademark security agreement, mortgages, letter of credit applications and other guarantees, pledge agreements, security agreements and collateral documents, and other instruments and documents, executed and delivered pursuant to or in connection with any of the foregoing, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time, or refunded, refinanced, restructured, replaced, renewed, repaid, increased or extended from time to time (whether in whole or in part, whether with the original agent and lenders or other agents and lenders or otherwise, and whether provided under the original Term Loan Credit Agreement or one or more other credit agreements, indentures or financing agreements or otherwise, unless such agreement, instrument or document expressly provides that it is not intended to be and is not a Term Loan Credit Facility). Without limiting the generality of the foregoing, the term “Term Loan Credit Facility” shall include any agreement (i) changing the maturity of any Indebtedness incurred thereunder or contemplated thereby, (ii) adding Subsidiaries of the Parent Borrower as additional borrowers or guarantors thereunder, (iii) increasing the amount of Indebtedness incurred thereunder or available to be borrowed thereunder or (iv) otherwise altering the terms and conditions thereof. “Term Loan Documents”: the “Loan Documents,” each as defined in the Term Loan Credit Agreement, as the same may be amended, supplemented, waived or otherwise modified from time to time or refunded, refinanced, restructured, replaced, renewed, repaid, increased or extended from time to time. “Term SOFR”: (c) for any calculation with respect to a Term SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (Eastern time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Days for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Days is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day;

79 (d) for any calculation with respect to a ABR Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “ABR Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (Eastern time) on any ABR Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such ABR Term SOFR Determination Day; and (e) for any calculation with respect to a Daily Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Daily Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (Eastern time) on any Daily Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Daily Rate Term SOFR Determination Day. “Term SOFR Adjustment”: means, for any calculation with respect to any Term SOFR Loan, 0.10% per annum. “Term SOFR Loan”: Loans the rate of interest applicable to which is based upon Adjusted Term SOFR (other than pursuant to clause (c) of the definition of Alternate Base Rate). “Term SOFR Reference Rate”: the forward-looking term rate based on SOFR. “Termination Date”: April 30, 2030 (the “Facility Stated Maturity Date”); provided, that (x) if greater than $100,000,000 in principal amount shall remain outstanding under the Term Loan Credit Facility on the date that is 91 days prior to the Stated Maturity of the loans issued thereunder (the “Springing Maturity Date”), or (y) if, after giving effect to any reserve described in clause (3) of the definition of “Availability Reserves,” a Liquidity Event has occurred, then, in each case, the Termination Date shall instead be the earlier of (I) the Facility Stated Maturity Date and (II) the Springing Maturity Date; provided, further, that, in each case, if any such day is not a Business Day, the Termination Date shall be the Business Day immediately following such day.

80 “Tranche”: each Tranche of Loans available hereunder, with there being two tranches on the Closing Date; namely, Revolving Credit Loans and Swingline Loans. “Transactions”: collectively, any or all of the following (whether taking place prior to, on or following the date hereof): (i) the entry into this Agreement and incurrence of Indebtedness hereunder by one or more of Holdings, the Parent Borrower and its Restricted Subsidiaries or any other Borrower, (ii) all other transactions relating to any of the foregoing (including payment of fees and expenses related to any of the foregoing) and (iii) the Existing Credit Facility Transactions. “Transferee”: any Participant or Assignee. “Type”: the type of Loan determined based on the currency in which the same is denominated, and the interest option applicable thereto, with there being multiple Types of Loans hereunder, namely ABR Loans, Term SOFR Loans and Daily Rate Loans in Dollars and Canadian Prime Rate Loans and Term CORRA Loans in the Designated Foreign Currency. “UCC”: the Uniform Commercial Code as in effect in the State of New York from time to time. “Ultimate Parent”: among Atkore Inc., a Delaware corporation, together with its successors and assigns. “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment. “Underfunding”: the excess of the present value of all accrued benefits under a Plan (based on those assumptions used to fund such Plan), determined as of the most recent annual valuation date, over the value of the assets of such Plan allocable to such accrued benefits. “Uniform Customs”: the Uniform Customs and Practice for Documentary Credits (2007 Revision), International Chamber of Commerce Publication No. 600, as the same may be amended from time to time. “United States Person”: (a) for purposes of Section 5.26 and Section 8.16 hereof, any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any person in the United States and (b) for all other purposes, any United States person within the meaning of Section 7701(a)(30) of the Code. “Unpaid Drawing”: drawings on Letters of Credit that have not been reimbursed by the applicable Borrower. “Unrestricted Cash”: at any date of determination, (x) the aggregate amount of cash, Cash Equivalents and Temporary Cash Investments included in the cash accounts that would be listed on the consolidated balance sheet of Ultimate Parent prepared in accordance with GAAP as of the end of the most recent fiscal quarter for which financial statements were delivered pursuant to Subsections 7.1(a) and (b) plus (y) the proceeds from any incurrence of Indebtedness

81 borrowed since the date of such consolidated balance sheet and on or prior to the date of such determination that are (as determined in good faith by the Parent Borrower) intended to be used for working capital purpose, in each case described in clause (x) or (y), solely to the extent such cash or proceeds are not classified as “restricted” for financial statement purposes (unless so classified solely because of any provision under the Loan Documents or any other agreement or instrument governing other Indebtedness that is subject to the Intercreditor Agreement or because they are subject to a Lien securing Indebtedness that is subject to the Intercreditor Agreement). “Unrestricted Subsidiary”: any Subsidiary of the Parent Borrower designated at any time by the Parent Borrower as an Unrestricted Subsidiary hereunder by written notice to the Administrative Agent; provided that the Parent Borrower shall only be permitted to so designate an Unrestricted Subsidiary so long as: (c) immediately before and after such designation, no Default or Event of Default shall have occurred and be continuing; (d) no Subsidiary may be designated as an Unrestricted Subsidiary if it is a “Restricted Subsidiary” for the purpose of any Indebtedness of Ultimate Parent or its Restricted Subsidiaries; (e) (i) such designation was made on the Closing Date, each of which is listed on Schedule 1.1(j); or (ii) the Subsidiary to be so designated has Consolidated Total Assets of $1,000 or less at the time of designation; or (iii) if such Subsidiary has Consolidated Total Assets greater than $1,000 at the time of designation, then immediately after giving effect to such designation, Ultimate Parent and its Restricted Subsidiaries shall be in compliance, on a Pro Forma Basis, with the covenant set forth in Subsection 8.1, whether or not a Liquidity Event has occurred and is continuing, as demonstrated to the reasonable satisfaction of the Administrative Agent; and (f) no Subsidiary shall be designated as an Unrestricted Subsidiary if such Subsidiary owns (directly or indirectly) any Capital Stock or Indebtedness of, or holds any Liens on any property of, any Borrower or any Restricted Subsidiary that is not a Subsidiary of the Subsidiary to be so designated. The designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Parent Borrower therein (and must comply as such with the limitations on Investments under Subsection 8.12) at the date of designation in an amount equal to the net book value of the Parent Borrower’s Investment therein. The Borrower Representative shall only be permitted to designate an Unrestricted Subsidiary as a Restricted Subsidiary so long as:

82 (c) immediately after such designation, no Default or Event of Default shall have occurred and be continuing; and (d) immediately after giving effect to such designation, Ultimate Parent and its Restricted Subsidiaries shall be in compliance, on a Pro Forma Basis, with the covenant set forth in Subsection 8.1, whether or not a Liquidity Event has occurred and is continuing, as demonstrated to the reasonable satisfaction of the Administrative Agent. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Indebtedness or Liens of such Subsidiary existing at such time. Any such designation of a Subsidiary as either an Unrestricted Subsidiary or a Restricted Subsidiary shall be evidenced to the Administrative Agent by promptly filing with the Administrative Agent a copy of the resolution of the Parent Borrower’s Board of Directors giving effect to such designation and a certificate of a Responsible Officer of the Parent Borrower certifying that such designation complied with the foregoing provisions. “Unutilized Commitment”: with respect to any Lender at any time, an amount equal to the remainder of (x) such Lender’s Commitment as in effect at such time less (y) such Lender’s Individual Lender Exposure at such time (excluding any Swingline Exposure of such Lender). “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association, or any successor thereto, recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Guarantee and Collateral Agreement”: the Amended and Restated Guarantee and Collateral Agreement delivered to the Collateral Agent as of August 28, 2020, substantially in the form of Exhibit B-1 hereto, as the same may be amended, supplemented, waived or otherwise modified from time to time. “U.S. Special Resolution Regimes”: as defined in Subsection 11.24. “U.S. Tax Compliance Certificate”: as defined in Subsection 4.11(b)(ii)(2). “Vendor Affiliate”: an “ABL Vendor Affiliate” as defined in the Intercreditor Agreement. “Vendor Financing Arrangement”: any supply chain financing arrangement, structured vendor payable program, payables financing arrangement, reverse factoring arrangement or any other similar arrangement or program pursuant to which the Parent Borrower or any of its Restricted Subsidiaries provides a vendor an option to factor such vendor’s receivables from the Parent Borrower or such Restricted Subsidiary to any Lender or any Affiliate of any Lender. “Vendor Financing Obligations”: as to any Person, any and all obligations of such Person arising under, owing pursuant to, or existing in respect of any Vendor Financing Arrangement

83 entered into with one or more Lenders or Affiliates of any Lender, whether absolute or contingent, due or to become due, now existing or hereafter arising; provided that the aggregate amount of Vendor Financing Obligations shall not exceed $75,000,000 at any one time outstanding. “Voluntary Prepayment Incremental Facility”: as defined in the definition of “Maximum Incremental Facilities Amount”. “Voting Stock”: as to any entity, all classes of Capital Stock of such entity then outstanding and normally entitled to vote in the election of directors, managing members or similar individuals or all interests in such entity with the ability to control the management or actions of such entity. “Wells Fargo”: Wells Fargo Bank, National Association. “Wholly Owned Domestic Subsidiary”: as to any Person, any Domestic Subsidiary of such Person of which such Person owns, directly or indirectly through one or more Wholly Owned Subsidiaries, all of the Capital Stock of such Domestic Subsidiary other than directors qualifying shares or shares held by nominees. “Wholly Owned Subsidiary”: as to any Person, any Subsidiary of such Person of which such Person owns, directly or indirectly through one or more Wholly Owned Subsidiaries, all of the Capital Stock of such Subsidiary other than directors qualifying shares or shares held by nominees. “Write-Down and Conversion Powers”: with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. 2.2 Other Definitional and Interpretive Provisions. Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any Notes, any other Loan Document or any certificate or other document made or delivered pursuant hereto. (a) As used herein and in any Notes and any other Loan Document, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to Ultimate Parent and its Restricted Subsidiaries not defined in Subsection 1.1 and accounting terms partly defined in Subsection 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP. (b) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “or” has, except where

84 otherwise indicated, the inclusive meaning represented by the phrase “and/or”. Any reference herein to any financial statements of Holdings shall be construed to include financial statements of Holdings or any Parent Entity whose financial statements satisfy Subsection 7.1. All references to the terms “province” and “provincial” shall be construed to include “territory” and “territorial”. With respect to any Default or Event of Default, the words “exists,” “is continuing” or similar expressions with respect thereto shall mean that such Default or Event of Default has occurred and has not yet been cured or waived. (c) Financial ratios and other financial calculations pursuant to this Agreement, including calculations pursuant to Subsection 8.1 shall, following any transaction described in the definition of “Pro Forma Basis,” be calculated on a Pro Forma Basis until the completion of four full fiscal quarters following such transaction. (d) Any financial ratios required to be maintained pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (rounding up if there is no nearest number). (e) Any references in this Agreement to “cash and/or Cash Equivalents”, “cash, Cash Equivalents and/or Temporary Cash Investments” or any similar combination of the foregoing shall be construed as not double counting cash or any other applicable amount which would otherwise be duplicated therein. (f) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. (g) The Borrowing Base shall be calculated without duplication of, including without duplication of any reserves, items that are otherwise addressed or excluded through eligibility criteria or items that are factored into the calculation of collection rates or collection percentages. (h) In connection with any action being taken in connection with a Limited Condition Transaction (other than a borrowing of Revolving Credit Loans hereunder), for purposes of determining compliance with any provision of this Agreement which requires that no Default, Event of Default, Specified Default or specified Default or Event of Default, as applicable, has occurred, is continuing or would result from any such action, as applicable, such condition shall, at the option of the Parent Borrower, be deemed satisfied, so long as no Default, Event of Default, Specified Default or specified Default or Event of Default, as applicable, exists on the date (x) a definitive agreement for such Limited Condition Transaction is entered into, (y) in connection with an acquisition to which the United Kingdom City Code on Takeovers and Mergers (or any equivalent thereof under the laws, rules or regulations in any other applicable jurisdiction) applies, on which a “Rule 2.7 announcement” of a firm intention to make an offer in

85 respect of a target of a Limited Condition Transaction is made (or the equivalent notice under such equivalent laws, rules or regulations in such other applicable jurisdiction) or (z) notice of redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Capital Stock or Preferred Stock is given. For the avoidance of doubt, if the Parent Borrower has exercised its option under the first sentence of this clause (h), and any Default, Event of Default, Specified Default or specified Default or Event of Default, as applicable, occurs following the date (x) a definitive agreement for the applicable Limited Condition Transaction was entered into, (y) in connection with an acquisition to which the United Kingdom City Code on Takeovers and Mergers (or any equivalent thereof under the laws, rules or regulations in any other applicable jurisdiction) applies, on which a “Rule 2.7 announcement” of a firm intention to make an offer in respect of a target of a Limited Condition Transaction is made (or the equivalent notice under such equivalent laws, rules or regulations in such other jurisdiction) or (z) notice of redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Capital Stock or Preferred Stock is given and prior to the consummation of such Limited Condition Transaction, any such Default, Event of Default, Specified Default or specified Default or Event of Default, as applicable, shall be deemed to not have occurred or be continuing for purposes of determining whether any action being taken in connection with such Limited Condition Transaction is permitted hereunder. (i) In connection with any action being taken in connection with a Limited Condition Transaction (other than a borrowing of Revolving Credit Loans hereunder), for purposes of: (i) determining compliance with any provision of this Agreement which requires the calculation of the Consolidated Fixed Charge Coverage Ratio or the Secured Leverage Ratio (but not, for the avoidance of doubt, in determining compliance with the Payment Conditions for any purpose hereunder); or (ii) testing baskets set forth in this Agreement (including baskets measured as a percentage of Consolidated Total Assets) but not, for the avoidance of doubt, in determining compliance with the Payment Conditions for any purpose hereunder; or (iii) any other determination as to whether any such Limited Condition Transaction and any related transactions (including any financing thereof, but excluding a borrowing of Revolving Credit Loans) complies with the covenants or agreements contained in this Agreement; in each case, at the option of the Parent Borrower (the Parent Borrower’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), the date of determination of whether any such action is permitted hereunder, shall be deemed to be the date (x) a definitive agreement for such Limited Condition Transaction is entered into, (y) in connection with an acquisition to which the United Kingdom City Code on Takeovers and

86 Mergers (or any equivalent thereof under the laws, rules or regulations in any other applicable jurisdiction) applies, on which a “Rule 2.7 announcement” of a firm intention to make an offer in respect of a target of a Limited Condition Transaction is made (or the equivalent notice under such equivalent laws, rules or regulations in such other applicable jurisdiction) or (z) notice of redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Capital Stock or Preferred Stock is given, as applicable (the “LCT Test Date”), and if, after giving pro forma effect to the Limited Condition Transaction and the other transactions to be entered into in connection therewith (including any incurrence or Discharge of Indebtedness and Liens and the use of proceeds thereof) as if they had occurred at the beginning of the most recent four consecutive fiscal quarters ending prior to the LCT Test Date for which consolidated financial statements of the Ultimate Parent are available, the Parent Borrower could have taken such action on the relevant LCT Test Date in compliance with such ratio, basket or amount, such ratio, basket or amount shall be deemed to have been complied with provided that compliance with such ratios, baskets or amounts (and any related requirements and conditions) shall not be determined or tested at any time after the applicable LCT Test Date for such Limited Condition Transaction and any actions or transactions related thereto (including any incurrence or Discharge of Indebtedness and Liens and the use of proceeds thereof). Consolidated Interest Expense for purposes of the Consolidated Fixed Charge Coverage Ratio will be calculated using an assumed interest rate based on the indicative interest margin contained in any financing commitment documentation with respect to such Indebtedness or, if no such indicative interest margin exists, as determined by the Parent Borrower in good faith. For the avoidance of doubt, if the Parent Borrower has made an LCT Election and any of the ratios, baskets or amounts for which compliance was determined or tested as of the LCT Test Date are exceeded as a result of fluctuations in any such ratio, basket or amount, including due to fluctuations in exchange rates or in EBITDA or Consolidated Total Assets of Ultimate Parent or the Person subject to such Limited Condition Transaction or any applicable currency exchange rate, at or prior to the consummation of the relevant transaction or action, such ratios, baskets or amounts will not be deemed to have been exceeded as a result of such fluctuations. If the Parent Borrower has made an LCT Election for any Limited Condition Transaction, then in connection with any subsequent calculation of any ratio, basket or amount with respect to the incurrence or Discharge of Indebtedness or Liens, or the making of Restricted Payments, Asset Sales, mergers, the conveyance, lease or other transfer of all or substantially all of the assets of the Parent Borrower or the designation of an Unrestricted Subsidiary on or following the relevant LCT Test Date and prior to the earlier of the date on which (1) such Limited Condition Transaction is consummated, (2) the definitive agreement for, or firm offer in respect of, such Limited Condition Transaction (if an acquisition or investment) is terminated or expires without consummation of such Limited Condition Transaction or (3) such notice of redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Capital Stock or Preferred Stock is revoked or expires without consummation, any such ratio, basket or amount shall be calculated on a pro forma basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence or Discharge of Indebtedness and Liens and the use of proceeds thereof) have been consummated. (j) Any reference herein or in any other Loan Document to (i) a transfer, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company

87 (collectively, a “Division”), as if it were a transfer, assignment, sale or transfer, or similar term, as applicable, to a separate Person, and (ii) a merger, consolidation, amalgamation or consolidation, or similar term, shall be deemed to apply to the division of or by a limited liability company, or an allocation of assets to a series of a limited liability company, or the unwinding of such a division or allocation, as if it were a merger, consolidation, amalgamation or consolidation or similar term, as applicable, with a separate Person. (k) Any reference herein or in any other Loan Document to the satisfaction, repayment, or payment in full of the Obligations shall mean (a) the payment or repayment in full in immediately available funds of (i) the principal amount of, and interest accrued and unpaid with respect to, all outstanding Loans, together with the payment of premium, if any, applicable to the repayment of the Loans, (ii) pursuant to Subsection 11.5(a)(b), the payment of all reasonable, documented and invoiced out-of-pocket Lender costs and expenses upon notice to the Borrower Representative, (iii) all fees or charges that have accrued hereunder or under any other Loan Document (including the L/C Fee and the commitment fee for any Unutilized Commitment of any Revolving Credit Lender pursuant to Subsection 4.5) and are unpaid, (b) in the case of contingent reimbursement obligations with respect to Letters of Credit, providing Letter of Credit Collateralization, (c) in the case of obligations with respect to Cash Management Arrangements (other than Hedging Obligations), providing Bank Products Collateralization (unless any such Cash Management Arrangements will be rolled, terminated or otherwise secured under any future credit arrangements or collateral agreements of the Loan Parties and their Subsidiaries, in each case, subject to terms and pursuant to documentation reasonably satisfactory to the Administrative Agent), (d) the receipt by the Administrative Agent of cash collateral in order to secure any other contingent Obligations for which a claim or demand for payment has been made on or prior to such time, such cash collateral to be in such amount as the reasonable, documented and invoiced out-of-pocket expenses related to such contingent Obligations, (e) the payment or repayment in full in immediately available funds of all other outstanding Obligations other than (i) unasserted contingent indemnification Obligations, (ii) any Cash Management Arrangements that, at such time, are allowed by the applicable Cash Management Party to remain outstanding without being required to be repaid or cash collateralized, (iii) any Hedging Obligations that, at such time, are allowed to remain outstanding without being required to be repaid (unless rolled or otherwise transferred to a new credit facility or collateral arrangement of the Loan Parties, in each case, subject to terms and pursuant to documentation reasonably satisfactory to the Administrative Agent) and (iv) any Vendor Financing Obligations that, at such time, are allowed to remain outstanding without being required to be repaid (unless rolled or otherwise transferred to a new credit facility or collateral arrangement of the Loan Parties, in each case, subject to terms and pursuant to documentation reasonably satisfactory to the Administrative Agent), and (f) the termination of all of the Commitments of the Lenders. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a record. (l) Except as otherwise expressly provided herein, for purposes of any determination under Section 2, Section 5, Section 7, Section 8 or Section 9 or any determination under any other provision of this Agreement expressly requiring the use of a current exchange rate, all

88 amounts incurred, outstanding or proposed to be incurred or outstanding in currencies other than Dollars shall be translated into Dollars using the Spot Rate of Exchange for such currency in effect on the date of such determination; provided, however, that for purposes of determining compliance with any provisions of Section 8 if the transaction contemplated therein is effected in a currency other than Dollars, no Default or Event of Default shall be deemed to have occurred solely as a result of changes in the Spot Rate of Exchange occurring after the time such transaction is consummated (or such other date of determination as expressly provided therein). For purposes of Subsection 8.1, amounts in currencies other than Dollars shall be translated into Dollars at the Spot Rate of Exchange used in preparing the most recently delivered financial statements pursuant to Subsection 7.1(a) or (b). (m) Terms defined in the UCC used but not defined herein, shall have the respective meanings given to them under the UCC and comparable terms when used in the Loan Documents in relational to Collateral subject to the PPSA shall have the meanings ascribed to such terms in the PPSA. (n) Any representation or warranty, affirmative or negative covenant, Default, Event of Default or any other provision in this Agreement relating to any Loan Party organized in Canada or any province, city or other political subdivision thereof, including, without limitation, those related to Canadian pensions, guarantees and collateral, will only be applicable during such times that there are Loan Parties organized in Canada. (o) Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Term CORRA Reference Rate, Term CORRA, Adjusted Term CORRA, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any then-current Benchmark or any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 4.7(c), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Term CORRA Reference Rate, Term CORRA, Adjusted Term CORRA, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR or any other Benchmark, prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Term CORRA Reference Rate, Term CORRA, Adjusted Term CORRA, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto. Administrative Agent may select information sources or services in its reasonable discretion to ascertain Term CORRA Reference Rate, Term CORRA, Adjusted Term CORRA, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall, to the extent such actions

89 are taken in accordance and compliance with this Agreement, have no liability to any Borrower, any Lender or any other Person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service; provided that nothing in this paragraph shall relieve the Administrative Agent and its affiliates of any liability resulting from the bad faith, gross negligence or willful misconduct of the Administrative Agent or its affiliates (as determined by a court of competent jurisdiction in a final and non-appealable decision), or otherwise affect any defense or other right that the Borrower may have as a result of such bad faith, gross negligence or willful misconduct. SECTION 3 Amount and Terms of Commitments 3.1 Commitments. (a) Subject to and upon the terms and conditions set forth herein, each Lender severally agrees to make, at any time and from time to time on or after the Closing Date and prior to the Termination Date, a Revolving Credit Loan or Revolving Credit Loans to the Borrowers (on a joint and several basis as between the Borrowers), which Revolving Credit Loans: (i) shall be denominated in Dollars or in a Designated Foreign Currency; provided that (A) only ABR Loans and Term SOFR Loans may be denominated in Dollars and (B) only Canadian Prime Rate Loans or Term CORRA Loans may be denominated in Canadian Dollars; provided, further that the aggregate principal amount of Loans denominated in Canadian Dollars outstanding at any time shall not exceed the Canadian Dollar Sublimit; (ii) shall, at the option of the Borrowers, be incurred and maintained as, and/or converted into, ABR Loans, Term SOFR Loans, Canadian Prime Rate Loans or Term CORRA Loans, provided that except as otherwise specifically provided in Subsections 4.9 and 4.10, all Revolving Credit Loans comprising the same Borrowing shall at all times be of the same Type; (iii) may be repaid and reborrowed in accordance with the provisions hereof; (iv) shall not be made (and shall not be required to be made) by any Lender to the extent the incurrence thereof (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to repay any amounts theretofore outstanding pursuant to this Agreement) would cause the

90 Individual Lender Exposure of such Lender to exceed the amount of its Commitment at such time; (v) shall not be made (and shall not be required to be made) by any Lender to the extent the incurrence thereof (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to repay any amounts theretofore outstanding pursuant to this Agreement) would cause the Dollar Equivalent of the Aggregate Lender Exposure to exceed the lesser of (x) total Commitments as then in effect and (y) the Borrowing Base at such time (based on the Borrowing Base Certificate last delivered); and (vi) shall not be made (and shall not be required to be made) by any Lender to the extent any such Revolving Credit Loans to be made on any date, individually or in the aggregate, exceed the then Available Loan Commitments. (b) Notwithstanding anything to the contrary in Subsection 2.1(a) or elsewhere in this Agreement, the Administrative Agent shall have the right to establish Availability Reserves in such amounts, and with respect to such matters, as the Administrative Agent in its Permitted Discretion shall deem necessary or appropriate, against the Borrowing Base including reserves with respect to (i) sums that the Borrowers are or will be required to pay or remit (such as taxes (including payroll and sales taxes), assessments, insurance premiums, employee withholdings and remittances or, in the case of leased assets, rents or other amounts payable under such leases) and have not yet paid and (ii) amounts owing by the Borrowers or, without duplication, their respective Restricted Subsidiaries to any Person to the extent secured by a Lien on, or trust over, any of the ABL Priority Collateral, which Lien or trust, in the Permitted Discretion of the Administrative Agent is capable of ranking senior in priority to or pari passu with one or more of the Liens in the ABL Priority Collateral granted in the Security Documents (such as Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers, or Liens or trusts for ad valorem, excise, sales, or other taxes where given priority under applicable law) in and to such item of the ABL Priority Collateral; provided that (w) with respect to any Availability Reserve (other than any Designated Hedging Reserves, Designated Cash Management Reserves or Designated Vendor Financing Reserves), the Administrative Agent shall have provided the applicable Borrower reasonable advance notice of any such establishment (it being understood and agreed that four (4) Business Days’ advance notice shall be deemed reasonable for the purposes of this clause (w)); provided that (A) no Borrower may obtain any new Revolving Credit Loans (including Swingline Loans) or Letters of Credit to the extent that any such Revolving Credit Loan (including Swingline Loans) or Letter of Credit would cause the aggregate amount of Available Loan Commitments to be less than zero after giving effect to the establishment or increase of such Availability Reserve as set forth in such notice; (B) no such prior notice shall be required during the continuance of any Event of Default; (C) no such prior notice shall be required with respect to any Availability Reserve established in respect of any Lien that has priority over the Collateral Agent’s Liens on the ABL Priority Collateral; and (D)(x) with respect to any Designated Vendor Financing Reserves, the

91 Administrative Agent may establish such Designated Vendor Financing Reserves and may increase, reduce or eliminate the amount of any existing Designated Vendor Financing Reserves in its Permitted Discretion (subject to the limitations set forth in Subsection 11.22(a)), and (y) with respect to any Designated Hedging Reserves, Designated Cash Management Reserves or Designated Vendor Financing Reserves, (i) the Administrative Agent may establish such Designated Hedging Reserves, Designated Cash Management Reserves or Designated Vendor Financing Reserves pursuant to Subsection 11.22(a) immediately upon receiving notice in writing from the Borrower Representative of a Designated Hedging Agreement, a Designated Cash Management Agreement or a Designated Vendor Financing Arrangement, as applicable, and (ii) the Administrative Agent shall increase, reduce or eliminate the amount of any existing Designated Hedging Reserve, existing Designated Cash Management Reserve or existing Designated Vendor Financing Reserve, as applicable, immediately upon receiving written notice of any adjustment to the amount of such existing Designated Hedging Reserve, existing Designated Cash Management Reserve or existing Designated Vendor Financing Reserve, as applicable, from the Borrower Representative pursuant to the last sentence of Subsection 11.22(a) (provided that the Administrative Agent shall not be obligated to establish or increase any Designated Hedging Reserve, Designated Cash Management Reserve or Designated Vendor Financing Reserve if at the time of, and after give effect to, such establishment or increase, the aggregate amount of the Available Loan Commitments would be less than zero); and provided, further, that the Administrative Agent may only establish an Availability Reserve after the Closing Date (x) based on an event, condition or other circumstance arising after the Closing Date (which shall, for the avoidance of doubt, exclude any Canadian Priority Payable Reserve, Designated Cash Management Reserve, Designated Hedging Reserve or Designated Vendor Financing Reserve) or (y) based on an event, condition or other circumstance existing on the Closing Date to the extent the Administrative Agent had no knowledge thereof on or prior to the Closing Date (including, for the avoidance of doubt, in the case any event, condition or other circumstance related to COVID-19 and the impacts related thereto which occurs on or after the Closing Date, to the extent that such event, condition or other circumstance adversely impacts the Loan Parties to a greater extent than on or prior to the Closing Date). The amount of any such Availability Reserve shall have a reasonable relationship to the event, condition or other matter that is the basis for the Availability Reserve. Upon delivery of such notice, the Administrative Agent shall be available to discuss any proposed Availability Reserve, and the Borrowers may take such action as may be required so that the event, condition or matter that is the basis for such Availability Reserve or increase no longer exists, in a manner and to the extent reasonably satisfactory to the Administrative Agent in the exercise of its Permitted Discretion. In no event shall such notice and opportunity limit the right of the Administrative Agent to establish such Availability Reserve, unless the Administrative Agent shall have determined in its Permitted Discretion that the event, condition or other matter that is the basis for such Availability Reserve no longer exists or has otherwise been adequately addressed by the applicable Borrower. In the event that the event, condition or other matter giving rise to the establishment of any Availability Reserve shall cease to exist (unless there is a reasonable prospect that such event, condition or other matter will occur again within a reasonable period of time thereafter), the Availability Reserve established pursuant to such event, condition or other matter, shall be discontinued. Notwithstanding anything herein to the contrary, Availability Reserves shall not duplicate eligibility criteria contained in the definition of “Eligible Accounts” or “Eligible Inventory” and

92 vice versa, or reserves or criteria deducted in computing the net book value of Eligible Inventory or the Net Orderly Liquidation Value of Eligible Inventory and vice versa. (c) In the event the Borrowers are unable to comply with (i) the borrowing base limitations set forth in Subsection 2.1(a) or (ii) the conditions precedent to the making of Revolving Credit Loans or the issuance of Letters of Credit set forth in Section 6, the Lenders authorize the Administrative Agent, for the account of the Lenders, to make Revolving Credit Loans to the Borrowers, which may only be made as ABR Loans (each, an “Agent Advance”) for a period commencing on the date the Administrative Agent first receives a notice of Borrowing requesting an Agent Advance until the earliest of (i) the 30th Business Day after such date, (ii) the date the respective Borrowers or Borrower are again able to comply with the Borrowing Base limitations and the conditions precedent to the making of Revolving Credit Loans and issuance of Letters of Credit, or obtains an amendment or waiver with respect thereto and (iii) the date the Required Lenders instruct the Administrative Agent to cease making Agent Advances (in each case, the “Agent Advance Period”). The Administrative Agent shall not make any Agent Advance to the extent that at such time the amount of such Agent Advance (A) when added to the aggregate outstanding amount of all other Agent Advances made to the Borrowers at such time, would exceed 5% of the Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) or (B) when added to the Aggregate Lender Exposure as then in effect (immediately prior to the incurrence of such Agent Advance), would exceed the total Commitments at such time. It is understood and agreed that, subject to the requirements set forth above, Agent Advances may be made by the Administrative Agent in its discretion to the extent the Administrative Agent deems such Agent Advances necessary or desirable (x) to preserve and protect the applicable Collateral, or any portion thereof, (y) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other obligations of the Loan Parties hereunder and under the other Loan Documents or (z) to pay any other amount chargeable to or required to be paid by the Borrowers pursuant to the terms of this Agreement, including payments of reimbursable expenses and other sums payable under the Loan Documents, and that the Borrowers shall have no right to require that any Agent Advances be made. (d) Each Borrower agrees that, upon the request to the Administrative Agent by any Revolving Credit Lender made on or prior to the Closing Date or in connection with any assignment pursuant to Subsection 11.6(b), in order to evidence such Lender’s Revolving Credit Loans, such Borrower will execute and deliver to such Lender a promissory note substantially in the form of Exhibit A-1 hereto, with appropriate insertions as to payee, date and principal amount (each, as amended, supplemented, replaced or otherwise modified from time to time, a “Revolving Credit Note”), payable to such Lender and in a principal amount equal to the aggregate unpaid principal amount of all Revolving Credit Loans made by such Revolving Credit Lender to such Borrower. Each Revolving Credit Note shall (i) be dated the Closing Date, (ii) be stated to mature on the Termination Date and (iii) provide for the payment of interest in accordance with Subsection 4.1. 3.2 Procedure for Revolving Credit Borrowing. Each of the Borrowers may borrow under the Commitments during the Commitment Period on any Business Day, provided that the

93 Borrower Representative shall give the Administrative Agent irrevocable (in the case of any notice except notice with respect to the initial Extension of Credit hereunder, which shall be irrevocable after the funding) notice (which may be delivered through Administrative Agent’s electronic platform or portal and which must be received by the Administrative Agent prior to (a) 11:00 A.M., New York City time, at least three Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be initially Term SOFR Loans or Term CORRA Loans or (b) 11:00 A.M., New York City time, at least one Business Day prior to the requested Borrowing Date, for ABR Loans or Canadian Prime Rate Loans) specifying (i) the identity of a Borrower, (ii) the amount to be borrowed, (iii) the requested Borrowing Date, (iv) whether the borrowing is to be of Term SOFR Loans or Term CORRA Loans, ABR Loans, Canadian Prime Rate Loans or a combination thereof and (v) if the borrowing is to be entirely or partly of Term SOFR Loans or Term CORRA Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Periods therefor. Each borrowing shall be in an amount equal to (x) in the case of ABR Loans or Canadian Prime Rate Loans, except any ABR Loan or Canadian Prime Rate Loan to be used solely to pay a like amount of outstanding Reimbursement Obligations or Swingline Loans, in multiples of $1,000,000 or Cdn$1,000,000, as applicable, (or, if the Commitments then available (as calculated in accordance with Subsection 2.1(a) are less than $1,000,000 or Cdn$1,000,000, as applicable, such lesser amount) and (y) in the case of Term SOFR Loans or Term CORRA Loans, $1,000,000 or Cdn$1,000,000, as applicable, or a whole multiple of $500,000 or Cdn$500,000, as applicable, in excess thereof). Upon receipt of any such notice from the Borrower Representative the Administrative Agent shall promptly notify each applicable Revolving Credit Lender thereof. Subject to the satisfaction of the conditions precedent specified in Subsection 6.2, each applicable Revolving Credit Lender will make the amount of its pro rata share of each borrowing of Revolving Credit Loans available to the Administrative Agent for the account of the Borrower identified in such notice at the office of the Administrative Agent specified in Subsection 11.2 prior to 2:00 P.M. (in the case of ABR Loans or Canadian Prime Rate Loans) and 12:00 P.M. (in the case of all other Loans) (or 10:00 A.M., in the case of the initial borrowing hereunder), New York City time, or at such other office of the Administrative Agent or at such other time as to which the Administrative Agent shall notify such Borrower reasonably in advance of the Borrowing Date with respect thereto, on the Borrowing Date requested by such Borrower in Dollars or the applicable Designated Foreign Currency and in funds immediately available to the Administrative Agent. Each Lender may, at its option, make the amount of its pro rata share of each borrowing of Revolving Credit Loans available to the Administrative Agent for the account of the applicable Borrower by causing any foreign or domestic branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of such Borrower to repay such Loan in accordance with the terms of this Agreement. All borrowing requests which are not made on-line via Administrative Agent’s electronic platform or portal shall be subject to (and unless Administrative Agent elects otherwise in the exercise of its sole discretion, such borrowings shall not be made until the completion of) Administrative Agent’s authentication process (with results satisfactory to Administrative Agent) prior to the funding of any such requested Revolving Credit Loan. This Subsection 2.2 shall be subject to Subsection 4.7. 3.3 Termination or Reduction of Commitments. Subject to Subsection 5.12, the Parent Borrower by written request by an Authorized Person (on behalf of itself and each other applicable Borrower) shall have the right, upon not less than three Business Days’ (or such

94 shorter period as may be agreed by the Administrative Agent in its reasonable discretion) notice to the Administrative Agent (who will promptly notify the Lenders), to terminate the Commitments, or, from time to time, to reduce the amount of the Commitments; provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans and Swingline Loans made on the effective date thereof, the aggregate principal amount of the Revolving Credit Loans and Swingline Loans then outstanding (including in the case of Revolving Credit Loans then outstanding in any Designated Foreign Currency, the Dollar Equivalent of the aggregate principal amount thereof), when added to the sum of the then outstanding L/C Obligations, would exceed the Commitments then in effect and provided, further, that any such notice of termination delivered by the Parent Borrower may state that such notice is conditioned upon the occurrence or non-occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked by the Parent Borrower (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any such reduction shall be in an amount equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof and shall reduce permanently the applicable Commitments then in effect. 3.4 Swingline Commitments. (a) Subject to the terms and conditions hereof, the Swingline Lender agrees to make swingline loans (individually, a “Swingline Loan”; collectively, the “Swingline Loans”) to any of the Borrowers from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding not to exceed $35,000,000; provided that at no time may the sum of the then outstanding Swingline Loans, Revolving Credit Loans (including in the case of Revolving Credit Loans then outstanding in any Designated Foreign Currency, the Dollar Equivalent of the aggregate principal amount thereof) and L/C Obligations exceed the lesser of (1) the Commitments then in effect and (2) the Borrowing Base then in effect (based on the most recent Borrowing Base Certificate) (it being understood and agreed that the Administrative Agent shall calculate the Dollar Equivalent of the then outstanding Revolving Credit Loans in any Designated Foreign Currency on the date the notice of borrowing of Swingline Loans is given for purposes of determining compliance with this Subsection 2.4). Swingline Loans shall be made in minimum amounts of $1,000,000 or Cdn$1,000,000, as applicable, and integral multiples of $500,000 or Cdn$500,000, as applicable, above such amount. Amounts borrowed by any Borrower under this Subsection 2.4 may be repaid and, through but excluding the Termination Date, reborrowed. All Swingline Loans made to any Borrower shall be made in Dollars as ABR Loans or Daily Rate Loans or Canadian Dollars as Canadian Prime Rate Loans, as applicable, and shall not be entitled to be converted into Term SOFR Loans or Term CORRA Loans; provided, that the aggregate principal amount of Loans denominated in Canadian Dollars outstanding at any time shall not exceed the Canadian Dollar Sublimit. Any Daily Rate Loan may be continued as such upon the expiration of the then current one month interest period with respect thereto by the Borrower Representative giving notice to the Administrative Agent; provided that Daily Rate Loans may not be continued as such (i) (unless the Required Lenders otherwise consent) when any Default or Event of Default has occurred and is continuing and, in the case of any Default, the Administrative Agent has given notice to the Borrower Representative that no such continuations may be made or (ii) after the date that is one month prior to the applicable Termination Date, and provided, further, that if the Borrower

95 Representative shall fail to give any required notice as described above or if such continuation is not permitted, and in the case of clause (i) and (ii) above, such Daily Rate Loans shall be automatically converted to ABR Loans on the last day of such then expiring one month interest period. The Borrower Representative (on behalf of itself or any other Borrower as the case may be), shall give the Swingline Lender irrevocable notice (which notice must be received by the Swingline Lender prior to 12:00 Noon, New York City time, on the requested Borrowing Date) specifying (1) the identity of a Borrower, (2) the amount of the requested Swingline Loan and (3) whether the Borrowing is to be of ABR Loans, Daily Rate Loans or Canadian Prime Rate Loans. The proceeds of the Swingline Loans will be made available by the Swingline Lender to the Borrower identified in such notice at an office of the Swingline Lender by crediting the account of such Borrower at such office with such proceeds in Dollars or Canadian Dollars. (b) Each of the Borrowers agrees that, upon the request to the Administrative Agent by the Swingline Lender made on or prior to the Closing Date or in connection with any assignment pursuant to Subsection 11.6(b), in order to evidence the Swingline Loans such Borrower will execute and deliver to the Swingline Lender a promissory note substantially in the form of Exhibit A-2 hereto, with appropriate insertions (as the same may be amended, supplemented, replaced or otherwise modified from time to time, the “Swingline Note”), payable to the Swingline Lender and representing the obligation of such Borrower to pay the amount of the Swingline Commitment or, if less, the unpaid principal amount of the Swingline Loans made to such Borrower, with interest thereon as prescribed in Subsection 4.1. The Swingline Note shall (i) be dated the Closing Date, (ii) be stated to mature on the Termination Date and (iii) provide for the payment of interest in accordance with Subsection 4.1. (c) The Swingline Lender, at any time in its sole and absolute discretion may, and, at any time as there shall be a Swingline Loan outstanding for more than seven Business Days, the Swingline Lender shall, on behalf of the Borrower to which the Swingline Loan has been made (which hereby irrevocably directs and authorizes such Swingline Lender to act on its behalf), request (provided that such request shall be deemed to have been automatically made upon the occurrence of an Event of Default under Subsection 9.1(f)) each Lender, including the Swingline Lender, to make a Revolving Credit Loan as an ABR Loan or, at the option of the Parent Borrower, a Daily Rate Loan in an amount equal to such Lender’s Commitment Percentage of the principal amount of all Swingline Loans made in Dollars (each, a “Mandatory Revolving Credit Loan Borrowing”) in an amount equal to such Lender’s Commitment Percentage of the principal amount of all of the Swingline Loans (collectively, the “Refunded Swingline Loans”) outstanding on the date such notice is given; provided that the provisions of this Subsection 2.4 shall not affect the obligations of any Borrower to prepay Swingline Loans in accordance with the provisions of Subsection 4.4(c). Unless the Commitments shall have expired or terminated (in which event the procedures of clause (d) of this Subsection 2.4 shall apply), each Lender hereby agrees to make the proceeds of its Revolving Credit Loan (including any Term SOFR Loan) available to the Administrative Agent for the account of the Swingline Lender at the office of the Administrative Agent prior to 11:00 A.M., New York City time, in funds immediately available on the Business Day next succeeding the date such notice is given notwithstanding (i) that the amount of the Mandatory Revolving Credit Loan Borrowing may not comply with the minimum amount for Revolving Credit Loans otherwise required hereunder, (ii) whether any

96 conditions specified in Section 6 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) the date of such Mandatory Revolving Credit Loan Borrowing and (v) the amount of the Commitment of such, or any other, Lender at such time. The proceeds of such Revolving Credit Loans (including without limitation, any Term SOFR Loan) shall be immediately applied to repay the Refunded Swingline Loans. (d) If the Commitments shall expire or terminate at any time while Swingline Loans are outstanding, each Lender shall, at the option of the Swingline Lender, exercised reasonably, either (i) notwithstanding the expiration or termination of the Commitments, make a Loan as an ABR Loan or, at the option of the Parent Borrower, a Daily Rate Loan (which Revolving Credit Loan shall be deemed a “Revolving Credit Loan” for all purposes of this Agreement and the other Loan Documents) or (ii) purchase an undivided participating interest in such Swingline Loans, in either case in an amount equal to such Lender’s Commitment Percentage determined on the date of, and immediately prior to, expiration or termination of the Commitments of the aggregate principal amount of such Swingline Loans; provided, that in the event that any Mandatory Revolving Credit Loan Borrowing cannot for any reason be made on the date otherwise required above (including as a result of the commencement of a proceeding under any domestic or foreign bankruptcy, reorganization, dissolution, insolvency, receivership, administration or liquidation or similar law with respect to any Borrower), then each Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Revolving Credit Loan Borrowing would otherwise have occurred, but adjusted for any payments received from such Borrower on or after such date and prior to such purchase) from the Swingline Lender such participations in such outstanding Swingline Loans as shall be necessary to cause such Lenders to share in such Swingline Loans ratably based upon their respective Commitment Percentages, provided, further, that (x) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is required to be purchased and, to the extent attributable to the purchased participation, shall be payable to the participant from and after such date and (y) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay the Swingline Lender interest on the principal amount of the participation purchased for each day from and including the day upon which the Mandatory Revolving Credit Loan Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the rate otherwise applicable to Revolving Credit Loans made as ABR Loans or Daily Rate Loans as applicable. Each Lender will make the proceeds of any Revolving Credit Loan made pursuant to the immediately preceding sentence available to the Administrative Agent for the account of the Swingline Lender at the office of the Administrative Agent prior to 11:00 A.M., New York City time, in funds immediately available on the Business Day next succeeding the date on which the Commitments expire or terminate and in the currency in which such Swingline Loans were made. The proceeds of such Revolving Credit Loans shall be immediately applied to repay the Swingline Loans outstanding on the date of termination or expiration of the Commitments. In the event that the Lenders purchase undivided participating interests pursuant to the first sentence of this clause (d), each Lender shall immediately transfer to the Swingline Lender, in immediately available funds and in the currency in which such Swingline Loans were made, the amount of its participation and upon receipt thereof the Swingline Lender will deliver to such Lender a Swingline Loan Participation Certificate dated the date of receipt of such funds and in such amount.

97 (e) Whenever, at any time after the Swingline Lender has received from any Lender such Lender’s participating interest in a Swingline Loan, the Swingline Lender receives any payment on account thereof (whether directly from a Borrower or otherwise, including proceeds of Collateral applied thereto by the Swingline Lender), or any payment of interest on account thereof, the Swingline Lender will, if such payment is received prior to 11:00 A.M., New York City time, on a Business Day, distribute to such Lender its pro rata share thereof prior to the end of such Business Day and otherwise, the Swingline Lender will distribute such payment on the next succeeding Business Day (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Swingline Lender is required to be returned, such Lender will return to the Swingline Lender any portion thereof previously distributed by the Swingline Lender to it. (f) Each Lender’s obligation to make the Revolving Credit Loans and to purchase participating interests with respect to Swingline Loans in accordance with Subsections 2.4(c) and 2.4(d) shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation (i) any set-off, counterclaim, recoupment, defense or other right that such Lender or any of the Borrowers may have against the Swingline Lender, any of the Borrowers or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default; (iii) any adverse change in condition (financial or otherwise) of any of the Borrowers; (iv) any breach of this Agreement or any other Loan Document by any of the Borrowers, any other Loan Party or any other Lender; (v) any inability of any of the Borrowers to satisfy the conditions precedent to borrowing set forth in this Agreement on the date upon which such Revolving Credit Loan is to be made or participating interest is to be purchased or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. 3.5 Repayment of Loans. (a) Each Borrower hereby unconditionally promises to pay to the Administrative Agent (in the currency in which such Loan is denominated) for the account of: (i) each Lender the then unpaid principal amount of each Revolving Credit Loan of such Lender made to such Borrower, on the Termination Date (or such earlier date on which the Revolving Credit Loans become due and payable pursuant to Section 9); and (ii) the Swingline Lender, the then unpaid principal amount of the Swingline Loans made to such Borrower, on the Termination Date (or such earlier date on which the Swingline Loans become due and payable pursuant to Section 9). Each Borrower hereby further agrees to pay interest (which payments shall be in the same currency in which the respective Loan referred to above is denominated) on the unpaid principal amount of such Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Subsection 4.1. (b) Each Lender (including the Swingline Lender) shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of each of the Borrowers to such Lender resulting from each Loan of such Lender from time to time, including the amounts

98 of principal and interest payable and paid to such Lender from time to time under this Agreement. (c) The Administrative Agent shall maintain the Register pursuant to Subsection 11.6(b), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder, the Type thereof, the Borrowers to which such Loan is made, each Interest Period, if any, applicable thereto and whether such Loans are Revolving Credit Loans or Swingline Loans, (ii) the amount of any principal or interest due and payable or to become due and payable from each of the Borrowers to each applicable Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from each of the Borrowers and each applicable Lender’s share thereof. (d) The entries made in the Register and the accounts of each Lender maintained pursuant to Subsection 2.5(c) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of each of the Borrowers therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the any Borrower to repay (with applicable interest) the Loans made to such Borrower by such Lender in accordance with the terms of this Agreement. (e) The Administrative Agent shall maintain an account on its books in the name of Borrowers (the “Loan Account”) on which Borrowers will be charged with the Term Loans, all Revolving Credit Loans (including the Administrative Agent Advances and Swingline Loans) made by the Administrative Agent, Swingline Lender, or the Lenders to any Borrower or for any Borrower’s account, the Letters of Credit issued or arranged by any Issuing Lender for any Borrower’s account, and with all other payment Obligations hereunder or under the other Loan Documents, including, accrued interest, fees and expenses. In accordance with Subsection 2.5(e), the Loan Account will be credited with all payments received by the Administrative Agent from the Borrowers or for the Borrowers’ account. The Administrative Agent shall make available to the Parent Borrower monthly statements regarding the Loan Account, including the principal amount of the Revolving Credit Loans (and Term Loans, if applicable), interest accrued hereunder, fees accrued or charged hereunder or under the other Loan Documents, and each such statement, absent manifest error, shall be conclusively presumed to be correct and accurate and constitute an account stated between the Borrowers and the Lenders unless, within 30 days after the Administrative Agent first makes such a statement available to the Parent Borrower, the Parent Borrower shall deliver to the Administrative Agent written objection thereto describing the error or errors contained in such statement. (f) Each Borrower hereby authorizes the Administrative Agent, from time to time without prior notice to any Borrower, to charge to the Loan Account (A) on each Interest Payment Date, all interest accrued during the applicable period on the Revolving Credit Loans (or the Term Loan, if applicable) hereunder, (B) on each L/C Fee Payment Date, all L/C Fees accrued or chargeable hereunder during the prior quarter, (C) as and when due and payable, all other fees payable hereunder or under any of the other Loan Documents, and (D) if the

99 Borrowers do not pay any other payment obligations payable under any Loan Document within 30 days of the date of the Borrower Representative’s receipt of written notice thereof, any amount of such other payment obligations; provided that no error made by the Administrative Agent in so charging the Loan Account shall result in a Default or an Event of Default under this Agreement to the extent such Default or Event of Default would not have occurred but for such error; provided further, that the 30-day period following the Borrower Representative’s receipt of written notice set forth in the foregoing clause (D) shall not be applicable (and the Administrative Agent shall be entitled to immediately charge to the Loan Account) at any time that an Event of Default has occurred and is continuing. All amounts (including interest, fees, costs, expenses, or other amounts payable hereunder or under any other Loan Document) charged to the Loan Account shall thereupon constitute Revolving Credit Loans hereunder, shall constitute Obligations hereunder, and shall initially accrue interest at the rate then applicable to Revolving Credit Loans that are ABR Loans (unless and until converted into Term SOFR Loans in accordance with the terms of this Agreement). (g) The receipt of any payment item by the Administrative Agent shall not be required to be considered a payment on account unless such payment item is a wire transfer of immediately available funds made to the Administrative Agent’s Account or unless and until such payment item is honored when presented for payment. Should any payment item not be honored when presented for payment, then the Borrowers shall be deemed not to have made such payment; provided, that if the sole reason that such payment item is not honored is because of the gross negligence or willful misconduct of the Administrative Agent, no Default or Event of Default shall occur until the third Business Day following the date on which the Borrower Representative receives notice that such payment was not honored (or such longer period until the Administrative Agent’s gross negligence or willful misconduct has ceased). Anything to the contrary contained herein notwithstanding, any payment item shall be deemed received by the Administrative Agent only if it is received into the Administrative Agent’s Account on a Business Day on or before 2:00 p.m. New York City time. If any payment item is received into the Administrative Agent’s Account on a non-Business Day or after 2:00 p.m. New York City time on a Business Day (unless the Administrative Agent, in its sole discretion, elects to credit it on the date received), it shall be deemed to have been received by the Administrative Agent as of the opening of business on the immediately following Business Day. For the avoidance of doubt, any payments deposited into a Blocked Account shall be deemed not to be received by the Administrative Agent on any Business Day unless immediately available funds have been credited to the Administrative Agent’s Account prior to 2:00 p.m. New York City time. on such Business Day. (h) The receipt of any payment item by the Administrative Agent shall not be required to be considered a payment on account unless such payment item is a wire transfer of immediately available funds made to the Administrative Agent’s Account or unless and until such payment item is honored when presented for payment. Should any payment item not be honored when presented for payment, then the Borrowers shall be deemed not to have made such payment; provided, that if the sole reason that such payment item is not honored is because of the gross negligence or willful misconduct of the Administrative Agent, no Default or Event of Default shall occur until the third Business Day following the date on which the Borrower

100 Representative receives notice that such payment was not honored (or such longer period until the Administrative Agent’s gross negligence or willful misconduct has ceased). 3.6 Accordion Facility. (a) So long as no Event of Default exists or would arise therefrom, the Borrowers shall have the right, at any time and from time to time after the Closing Date, to request (i) an increase of the aggregate amount of the then outstanding Commitments (the “Accordion Revolving Credit Commitments”) after the Closing Date or (ii) one or more term loans (the “Accordion Term Loans” and together with the Accordion Revolving Credit Commitments, collectively, the “Accordion Facilities” and each, an “Accordion Facility”). Notwithstanding anything to contrary herein, the principal amount of any Accordion Term Loans or Accordion Revolving Credit Commitments shall not exceed the Available Accordion Amount at such time. The Parent Borrower may seek to obtain Accordion Revolving Credit Commitments or Accordion Term Loans from other Persons in an amount equal to the amount of the increase in the total Commitments or total Accordion Term Loans, as applicable, requested by the Borrowers and not accepted by the existing Lenders (each an “Accordion Facility Increase,” and each Person extending, or Lender extending, Accordion Revolving Credit Commitments or Accordion Term Loans, an “Additional Lender”), provided, however, that (i) no Lender shall be obligated to provide an Accordion Facility Increase as a result of any such request by the Borrowers, and (ii) any Additional Lender which is not an existing Lender shall be subject to the approval of, the Administrative Agent, each Issuing Lender and the Borrowers (each such approval not to be unreasonably withheld). Each Accordion Facility Increase shall be in a minimum aggregate amount of at least $15,000,000 and in integral multiples $5,000,000 in excess thereof. Any Accordion Facility Increase may be denominated in Dollars, any Designated Foreign Currency and, to the extent that every Lender and Additional Lender providing such Accordion Facility Increase has agreed to make Loans in another agreed currency, such other currency. Each Accordion Facility shall be incurred under this Agreement. (b) (i) Any Accordion Term Loans (A) may not be guaranteed by any Subsidiaries of Ultimate Parent other than the Guarantors and shall rank pari passu in right of (x) priority with respect to the Collateral and (y) payment with respect to the Obligations in respect of the Commitments and any existing Accordion Term Loans, (B) shall be part of, and count against, the Borrowing Base, (C) shall not have a final maturity that is earlier than the Termination Date, (D) shall not amortize at a rate greater than 5.0% per annum, (E) for purposes of prepayments, shall be treated no more favorably than the Loans, (F) may not be secured by any Collateral or other assets of any Loan Party that do not also secure the Loans and (G) shall otherwise be on terms as are reasonably satisfactory to the Administrative Agent. (ii) Any Accordion Revolving Credit Commitments (A) may not be guaranteed by any Subsidiaries of Ultimate Parent other than the Guarantors and shall rank pari passu in right of (x) priority with respect to the Collateral and (y) payment with respect to the Obligations in respect of the Commitments in effect prior to the Accordion Revolving Credit Commitment

101 Effective Date, (B) shall be on terms and pursuant to the documentation applicable to the existing Commitments; provided that if the Applicable Margin relating to the Accordion Revolving Credit Commitments may exceed the Applicable Margin relating to the Commitments in effect prior to the Accordion Revolving Credit Commitment Effective Date so long as the Applicable Margins relating to all Revolving Credit Loans shall be adjusted to be equal to the Applicable Margin payable to the Lenders providing such Accordion Revolving Credit Commitments. (iii) The Accordion Facilities may be in the form of a separate “first-in, last-out” tranche (the “Last-Out Tranche”) with a separate borrowing base against the ABL Priority Collateral and interest rate margins in each case to be agreed upon (which, for the avoidance of doubt, shall not require any adjustment to the Applicable Margin of other Revolving Credit Loans pursuant to clause (ii) above) among the Parent Borrower, the Administrative Agent and the Lenders providing the Last-Out Tranche so long as (1) any loans under the Last-Out Tranche may not be guaranteed by any Subsidiaries of Ultimate Parent other than the Guarantors and shall rank pari passu in right of priority with respect to the Collateral, (2) if availability under the Last-Out Tranche exceeds $0, any extension of credit under the Revolving Credit Facility thereafter requested shall be made under the Last-Out Tranche until the Last-Out Tranche availability no longer exceeds $0, (3) as between (x) the Revolving Credit Facility (other than the Last-Out Tranche), the Accordion Term Loans (unless otherwise agreed in writing between the Administrative Agent and any Additional Agent) and, at the Parent Borrower’s election, Designated Hedging Arrangements and Designated Cash Management Arrangements permitted hereunder and secured by the Guarantee and Collateral Agreement and (y) the Last-Out Tranche, all proceeds from the liquidation or other realization of the Collateral (including ABL Priority Collateral) shall be applied first to obligations owing under, or with respect to, the Revolving Credit Facility (other than the Last-Out Tranche), the Accordion Term Loans (unless otherwise agreed in writing between the Administrative Agent and any Additional Agent), Designated Hedging Arrangements and Designated Cash Management Arrangements permitted hereunder and secured by the Guarantee and Collateral Agreement and second to the Last-Out Tranche, (4) no Borrower may prepay Revolving Credit Loans under the Last-Out Tranche or terminate or reduce the commitments in respect thereof at any time that other Revolving Credit Loans or Accordion Term Loans are outstanding (unless otherwise agreed in writing among the Administrative Agent, the Required Lenders and any Additional Agent), (5) the Required Lenders (calculated as including Lenders under the Accordion Facilities and the Last-Out Tranche) shall, subject to the terms of the Intercreditor Agreement, control exercise of remedies in respect of the ABL Priority Collateral and (6) no changes affecting the priority status of the Revolving Credit Facility (other than the Last-Out Tranche) or the Accordion Term Loans (unless otherwise agreed in writing between the Administrative Agent and any Additional Agent) vis-à-vis the Last-Out Tranche may be made

102 without the consent of the Required Lenders under the Revolving Credit Facility, other than in respect of the Last-Out Tranche, or the Accordion Term Loans, as the case may be. (c) Subject to Subsection 5.12, no Accordion Facility Increase shall become effective unless and until each of the following conditions have been satisfied: (i) The Borrowers, the Administrative Agent, and any Additional Lender shall have executed and delivered a joinder to the Loan Documents (“Lender Joinder Agreement”) in substantially the form of Exhibit L hereto or in such other form as may be appropriate in the opinion of the Parent Borrower and the Administrative Agent; (ii) The Borrowers shall have paid such fees and other compensation to the Additional Lenders and to the Administrative Agent as the Borrowers, the Administrative Agent and such Additional Lenders shall agree; (iii) The Borrower Representative shall deliver to the Administrative Agent and the Lenders an opinion or opinions, in form and substance reasonably satisfactory to the Administrative Agent from counsel to the applicable Borrowers reasonably satisfactory to the Administrative Agent and dated such date; (iv) A Revolving Credit Note (to the extent requested) will be issued at the applicable Borrowers’ expense, to each such Additional Lender, to be in conformity with requirements of Subsection 2.1(d) (with appropriate modification) to the extent necessary to reflect the new Commitment of each Additional Lender; (v) The Parent Borrower shall deliver a certificate certifying that (A) (x) in the case of a Limited Condition Transaction, the Specified Representations and (y) the representations and warranties made by Ultimate Parent and its Restricted Subsidiaries contained herein and in the other Loan Documents are true and correct in all material respects on and as of the Accordion Revolving Credit Commitment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, (B) no Specified Default has occurred and is continuing and (C) Ultimate Parent would be in compliance, on a Pro Forma Basis, with Subsection 8.1 recomputed as of the last day of the most recently ended fiscal quarter of Ultimate Parent for which financial statements are available, whether or not compliance with Subsection 8.1 is otherwise required at such time; and

103 (vi) The applicable Borrowers and Additional Lenders shall have delivered such other instruments, documents and agreements as the Administrative Agent may reasonably have requested in order to effectuate the documentation of the foregoing. (d) (i) In the case of any Accordion Facility Increase constituting Accordion Revolving Credit Commitments, the Administrative Agent shall promptly notify each Lender as to the effectiveness of such Accordion Facility Increase (with each date of such effectiveness being referred to herein as an “Accordion Revolving Credit Commitment Effective Date”), and at such time (i) the Commitments under, and for all purposes of, this Agreement shall be increased by the aggregate amount of such Accordion Revolving Credit Commitments, (ii) Schedule A shall be deemed modified, without further action, to reflect the revised Commitments and Commitment Percentages of the Lenders and (iii) this Agreement shall be deemed amended, without further action, to the extent necessary to reflect any such Accordion Revolving Credit Commitments. (ii) In the case of any Accordion Facility Increase, the Administrative Agent, the Additional Lenders and the Borrowers agree to enter into any amendment required to incorporate the addition of the Accordion Revolving Credit Commitments and the Accordion Term Loans, the pricing of the Accordion Revolving Credit Commitments and the Accordion Term Loans, the maturity date of the Accordion Revolving Credit Commitments and the Accordion Term Loans and such other amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrowers in connection therewith. The Lenders hereby irrevocably authorize the Administrative Agent to enter into such amendments. (e) In connection with the Accordion Facility Increases hereunder, the Lenders and the Borrowers agree that, notwithstanding anything to the contrary in this Agreement, (i) the applicable Borrowers shall, in coordination with the Administrative Agent, (x) repay applicable outstanding Revolving Credit Loans of certain Lenders, and obtain applicable Revolving Credit Loans from certain other Lenders (including the Additional Lenders), or (y) take such other actions as reasonably may be required by the Administrative Agent to the extent necessary so that the Lenders effectively participate in each of the outstanding Revolving Credit Loans, as applicable, pro rata on the basis of their Commitment Percentages (determined after giving effect to any increase in the Commitments pursuant to this Subsection 2.6), and (ii) the applicable Borrowers shall pay to the Lenders any costs of the type referred to in Subsection 4.12 in connection with any repayment and/or Revolving Credit Loans required pursuant to preceding clause (i). Without limiting the obligations of the Borrowers provided for in this Subsection 2.6, the Administrative Agent and the Lenders agree that they will use commercially reasonable efforts to attempt to minimize the costs of the type referred to in Subsection 4.12 which the Borrowers would otherwise incur in connection with the implementation of an increase in the Commitments.

104 3.7 Refinancing Amendments. (a) So long as no Specified Default exists or would arise therefrom, at any time after the Closing Date, the Borrowers may obtain, from any Lender, any Additional Lender or any other Person, Credit Agreement Refinancing Indebtedness in respect of the Facility (which for purposes of this clause (a) will be deemed to include any then outstanding (w) Other Term Loans, (x) Accordion Term Loans, (y) Other Revolving Credit Loans and (z) Loans provided against the Accordion Revolving Credit Commitments, but will exclude the commitments in respect of the Last-Out Tranche unless (1) the Loans comprising the Last-Out Tranche are the only Loans outstanding and (2) the Commitments for the Revolving Credit Facility (excluding the Last-Out Tranche) have been terminated) in the form of (i) one or more Other Term Loans or Other Term Loan Commitments, (ii) one or more Other Revolving Credit Loans or Other Revolving Credit Commitments, or (iii) in the case of the Last-Out Tranche, a new “first-in, last- out” tranche, as the case may be, in each case pursuant to a Refinancing Amendment. Each Tranche of Credit Agreement Refinancing Indebtedness incurred under this Subsection 2.7 shall be in an aggregate principal amount that is (x) not less than $15,000,000 in the case of Other Term Loans or $15,000,000 in the case of Other Revolving Credit Loans and (y) an integral multiple of $5,000,000 in excess thereof (or, in each case, in such lower minimum amounts or multiples as agreed by the Administrative Agent in its reasonable discretion). (b) The effectiveness of any Refinancing Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Subsections 6.2(a) and 6.2(b) and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of legal opinions, board resolutions, officers’ certificates and/or reaffirmation agreements substantially consistent with those delivered on the Closing Date under Subsection 6.1 (other than changes to such legal opinions resulting from a change in law, change in fact or change to counsel’s form of opinion). Any Refinancing Amendment may provide for the issuance of Letters of Credit for the account of any Borrower, or the provision to the Borrowers of Swingline Loans, pursuant to any Other Revolving Credit Commitments established thereby, in each case on terms substantially equivalent to the terms applicable to Letters of Credit and Swingline Loans under the Commitments. (c) The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Amendment. Each of the parties hereto hereby agrees that, upon the effectiveness of any Refinancing Amendment, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Credit Agreement Refinancing Indebtedness incurred pursuant thereto (including any amendments necessary to treat the Loans and Commitments subject thereto as Other Term Loans, Other Revolving Credit Loans, Other Revolving Credit Commitments and/or Other Term Commitments). The Lenders hereby irrevocably authorize the Administrative Agent to enter into any Refinancing Amendment to effect such amendments to this Agreement and the other Loan Documents and such technical amendments as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Parent Borrower, to effect the provisions of this Subsection 2.7. In addition, if so provided in the relevant Refinancing Amendment and

105 with the consent of each Issuing Lender, participations in Letters of Credit expiring on or after the Termination Date shall be partially or entirely reallocated from Lenders holding Commitments to Lenders holding extended revolving commitments in accordance with the terms of such Refinancing Amendment; provided, however, that such participation interests shall, upon receipt thereof by the relevant Lenders holding Commitments, be deemed to be participation interests in respect of such Commitments and the terms of such participation interests (including, without limitation, the commission applicable thereto) shall be adjusted accordingly. 3.8 Extension of Commitments. (a) Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers (each, an “Extension Offer”) made from time to time by the Borrowers to all Revolving Credit Lenders of Commitments, with a like maturity date, or all lenders with Term Loans, with a like maturity date, in each case on a pro rata basis (based on the aggregate outstanding principal amount of the applicable Commitments or Term Loans, as applicable) and on the same terms to each such Lender, the Borrowers are hereby permitted to consummate from time to time transactions with individual Lenders that accept the terms contained in such Extension Offers to extend the maturity date of each such Lender’s Commitments or Term Loans, as applicable, and otherwise modify the terms of such Revolving Credit Commitments or Term Loans pursuant to the terms of the relevant Extension Offer (including, without limitation, by increasing the interest rate or fees payable in respect of, or changing the amortization or prepayment provisions of, such Commitments (and related outstandings) or Term Loans) (each, an “Extension”, and each group of Commitments or Term Loans, as applicable, as so extended, as well as the original Commitments or Term Loans (not so extended), as applicable, being a “tranche”; any Extended Revolving Credit Commitments shall constitute a separate tranche of Commitments from the tranche of Commitments from which they were converted and any Extended Term Loans shall constitute a separate tranche of Term Loans from the tranche of Term Loans from which they were converted), so long as the following terms are satisfied: (i) no Specified Default shall have occurred and be continuing at the time the offering document in respect of an Extension Offer is delivered to the Lenders, (ii) except as to interest rates, fees, final maturity, amortization and prepayment provisions (which shall be determined by the Parent Borrower and set forth in the relevant Extension Offer), (x) the Commitment of any Revolving Credit Lender that agrees to an extension with respect to such Commitment (an “Extending Revolving Credit Lender”) extended pursuant to an Extension (an “Extended Revolving Credit Commitment”), and the related outstandings, shall be a Commitment (or related outstandings, as the case may be) with the same terms as the original Commitments (and related outstandings) and (y) the Term Loans of any Lender that agrees to an extension with respect to such Term Loans (an “Extending Term Lender” and together with any Extending Revolving Credit Lender, if any, collectively, “Extending Lenders”) pursuant to an Extension (“Extended Term Loans”) shall have the same terms as the original Term Loans; provided that (x) subject to the provisions of Section 3 and Subsection 2.4 to the extent dealing with Letters of Credit and Swingline Loans which mature or expire after a maturity date when there exist Extended Revolving Credit Commitments with a longer maturity date, all Letters of Credit and Swingline Loans shall be participated in on a pro rata basis by all Lenders with Commitments in accordance with their Commitment Percentage of the Commitments and all borrowings under Commitments and repayments thereunder shall be made on a pro rata basis (except for (A) payments of interest and

106 fees at different rates on Extended Revolving Credit Commitments (and related outstandings) and (B) repayments required upon the maturity date of the non-extending Commitments) and (y) at no time shall there be Commitments hereunder (including Extended Revolving Credit Commitments and any original Commitments) which have more than two different maturity dates, unless otherwise agreed by the Administrative Agent and the Parent Borrower (including agreements as to additional administrative fees to be paid by the Borrowers), and (ii) any applicable Minimum Extension Condition shall be satisfied unless waived by the Borrowers. (b) With respect to all Extensions consummated by the Borrowers pursuant to this Subsection 2.8, (i) such Extensions shall not constitute optional or mandatory payments or prepayments for purposes of Subsection 4.4 and (ii) no Extension Offer is required to be in any minimum amount or any minimum increment, provided that the Parent Borrower may at its election specify as a condition (a “Minimum Extension Condition”) to consummating any such Extension that a minimum amount (to be determined and specified in the relevant Extension Offer in the Parent Borrower’s sole discretion and which may be waived by the Parent Borrower) of Commitments or Term Loans, as applicable, of any or all applicable tranches be extended. The Administrative Agent and the Lenders hereby consent to the transactions contemplated by this Subsection 2.8 (including, for the avoidance of doubt, payment of any interest, fees or premium in respect of any Extended Revolving Credit Commitments or Extended Term Loans, as applicable, on such terms as may be set forth in the relevant Extension Offer) and hereby waive the requirements of any provision of this Agreement (including, without limitation, Subsections 4.4 and 4.8) or any other Loan Document that may otherwise prohibit any such Extension or any other transaction contemplated by this Subsection 2.8. (c) No consent of any Lender or the Administrative Agent shall be required to effectuate any Extension, other than (A) the consent of each Lender agreeing to such Extension with respect to its Commitments or Term Loans (or a portion thereof) and (B) with respect to any Extension of the Commitments, the consent of each Issuing Lender and the Swingline Lender, which consent shall not be unreasonably withheld, conditioned or delayed. All Extended Revolving Credit Commitments and Extended Term Loans and all obligations in respect thereof shall be Obligations under this Agreement and the other Loan Documents that are secured by the Collateral on a pari passu basis with all other applicable Obligations under this Agreement and the other Loan Documents. The Lenders hereby irrevocably authorize the Administrative Agent to enter into amendments to this Agreement and the other Loan Documents with the Parent Borrower as may be necessary in order to establish new tranches or sub-tranches in respect of Commitments or Term Loans so extended, permit the repayment of non-extending Loans on the Termination Date and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Parent Borrower in connection therewith, in each case on terms consistent with this Subsection 2.8. On and after the Termination Date with respect to the Revolving Credit Commitment and Revolving Credit Loans of any Lender that has not extended its Revolving Credit Commitments and Revolving Credit Loans beyond such Termination Date pursuant to this Subsection 2.8(c), the Letter of Credit Exposure of such Revolving Credit Lender shall be reallocated to Revolving Credit Lenders that have extended their Revolving Credit Loans and Revolving Credit Commitments beyond such Termination Date pro rata in accordance with the Revolving Credit Commitments and

107 Revolving Credit Loans of all Revolving Credit Lenders that have so extended their Revolving Credit Commitments and Revolving Credit Loans. Notwithstanding the provisions of this Subsection 2.8, the Administrative Agent shall have the right to resign on the Termination Date in accordance with, and subject to the requirements of, Subsection 10.9. (d) In connection with any Extension, the Parent Borrower shall provide the Administrative Agent at least 5 Business Days’ (or such shorter period as may be agreed by the Administrative Agent in its reasonable discretion) prior written notice thereof, and shall agree to such procedures (including, without limitation, regarding timing, rounding and other adjustments and to ensure reasonable administrative management of the credit facilities hereunder after such Extension), if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Subsection 2.8. (e) Following any Extension, with the consent of the Parent Borrower, any Non- Extending Lender may elect to have all or a portion of its existing Commitments or Term Loans deemed to be an Extended Revolving Credit Commitment or Extended Term Loan, as applicable under the applicable extended tranche on any date (each date a “Designation Date”) prior to the maturity date or termination date, as applicable, of such extended tranche; provided that (i) such Lender shall have provided written notice to the Borrower Representative and the Administrative Agent at least 10 Business Days prior to such Designation Date (or such shorter period as the Administrative Agent may agree in its reasonable discretion) and (ii) no more than three Designation Dates may occur in any one-year period without the written consent of the Administrative Agent. Following a Designation Date, the existing Commitments or Term Loans, as applicable, held by such Lender so elected to be extended will be deemed to be an Extended Revolving Credit Commitment or Extended Term Loan, as applicable, and any existing Commitments or Term Loans, as applicable, held by such Lender not elected to be extended, if any, shall continue to be existing Commitments or Term Loans, as applicable. 3.9 Designated Account. The Administrative Agent is authorized to make the Revolving Credit Loans, any Swingline Loan and any other Extension of Credit, and each Issuing Lender is authorized to issue the Letters of Credit, under this Agreement based upon written instructions received from a Responsible Officer of the Borrower Representative or without instructions if pursuant to Subsection 2.5(f). Unless otherwise agreed by Agent and Borrowers, any Revolving Credit Loan or Swingline Loan requested by Borrowers and made by Agent or the Lenders hereunder shall be made to the Designated Account. SECTION 4 Letters of Credit 4.1 L/C Commitment. (a) Subject to the terms and conditions hereof, each Issuing Lender, in reliance on the agreements of the other Revolving Credit Lenders set forth in Subsection 3.4(a), agrees to issue letters of credit (the letters of credit issued on and after the Closing Date pursuant to this Section

108 3, collectively, the “Letters of Credit”) for the account of the applicable Borrower or (if required by the applicable Issuing Lender, so long as a Borrower is a co-applicant and jointly and severally liable thereunder) any Restricted Subsidiary on any Business Day during the Commitment Period but in no event later than the 5th day prior to the Termination Date in such form as may be approved from time to time by the Issuing Lender; provided that no Letter of Credit shall be issued if, after giving effect to such issuance, (i) the aggregate Extensions of Credit to the Borrowers would exceed the applicable limitations set forth in Subsection 2.1 (it being understood and agreed that the Administrative Agent shall calculate the Dollar Equivalent of the then outstanding Revolving Credit Loans in any Designated Foreign Currency on the date on which the Borrower Representative has requested that the applicable Issuing Lender issue a Letter of Credit for purposes of determining compliance with this clause (i)), (ii) the L/C Obligations in respect of Letters of Credit would exceed $50,000,000, (iii) the aggregate amount of all Letters of Credit issued by each Issuing Lender and outstanding at any time shall not exceed at any time such Issuing Lender’s L/C Sublimit or (iv) the Aggregate Outstanding Credit of all the Revolving Credit Lenders would exceed the Commitments of all the Revolving Credit Lenders then in effect. (b) Each Letter of Credit shall be denominated in Dollars or a Designated Foreign Currency to the extent set forth in clause (d) below and shall be either (i) a standby letter of credit issued to support obligations of the Parent Borrower or any of its Restricted Subsidiaries, contingent or otherwise, which finance or otherwise arise in connection with the working capital and business needs of the Parent Borrower and its Restricted Subsidiaries incurred in the ordinary course of business (a “Standby Letter of Credit”), or (ii) a commercial letter of credit in respect of the purchase of goods or services by the Parent Borrower or any of its Restricted Subsidiaries in the ordinary course of business, and unless otherwise agreed by the Administrative Agent expire no later than the earlier of (A) one year after its date of issuance and (B) the 5th Business Day prior to the Termination Date; provided that, notwithstanding any extension of the Termination Date pursuant to Subsection 2.8, unless otherwise agreed, no Issuing Lender shall be obligated to issue a Letter of Credit that expires beyond the non-extended Termination Date. Unless otherwise expressly agreed by the applicable Issuing Lender and Borrowers when a Letter of Credit is issued, (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the UCP shall apply to each commercial Letter of Credit. Each standby Letter of Credit shall expire not later than the date that is 12 months after the date of the issuance of such Letter of Credit; provided, that any standby Letter of Credit may provide for the automatic extension thereof for any number of additional periods each of up to one year in duration; provided further, that with respect to any Letter of Credit which extends beyond the Termination Date, Letter of Credit Collateralization shall be provided therefor on or before the date that is five (5) Business Days prior to the Termination Date. Each commercial Letter of Credit shall expire on the earlier of (i) 120 days after the date of the issuance of such commercial Letter of Credit and (ii) five Business Days prior to the Termination Date. Each Issuing Lender shall be deemed to have acted with due diligence and reasonable care if such Issuing Lender’s conduct is in accordance with Standard Letter of Credit Practice or in accordance with this Agreement.

109 (c) Notwithstanding anything to the contrary in Subsection 3.1(b), if the Borrower Representative so requests in any L/C Request, the applicable Issuing Lender may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic renewal provisions (each, an “Auto-Renewal L/C”); provided that any such Auto-Renewal L/C must permit the applicable Issuing Lender to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the applicable Issuing Lender, the applicable Borrower shall not be required to make a specific request to such Issuing Lender for any such renewal. Once an Auto-Renewal L/C has been issued, the Lenders shall be deemed to have authorized (but may not require) the applicable Issuing Lender to permit the renewal of such Letter of Credit at any time to an extended expiry date not later than the earlier of (i) one year from the date of such renewal and (ii) the 5th Business Day prior to the Termination Date; provided that such Issuing Lender shall not permit any such renewal if (x) such Issuing Lender has determined that it would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms hereof (by reason of the provisions of Subsection 3.2(c) or otherwise), or (y) it has received notice on or before the day that is two Business Days before the date which has been agreed upon pursuant to the proviso of the first sentence of this clause (c), (1) from the Administrative Agent that any Lender directly affected thereby has elected not to permit such renewal or (2) from the Administrative Agent, any Lender or Borrower that one or more of the applicable conditions specified in Section 6 are not then satisfied, or that the issuance of such Letter of Credit would violate Subsection 3.1. (d) Each Letter of Credit issued by an Issuing Lender shall be deemed to constitute a utilization of the Commitments, and shall be participated in (as more fully described in the following Subsection 3.4) by the Lenders in accordance with their respective Commitment Percentages. All Letters of Credit issued hereunder shall be denominated in Dollars or in the respective Designated Foreign Currency requested by the Borrower Representative and shall be issued for the account of the applicable Borrower or (if required by the applicable Issuing Lender, so long as a Borrower is a co-applicant and jointly and severally liable thereunder) any Restricted Subsidiary. (e) Unless otherwise agreed by the applicable Issuing Lender and the Parent Borrower, each Letter of Credit shall be governed by, and shall be construed in accordance with, the laws of the State of New York, and to the extent not prohibited by such laws, the ISP shall apply to each Standby Letter of Credit and the Uniform Customs shall apply to each commercial Letter of Credit. The ISP shall not in any event apply to this Agreement. 4.2 Procedure for Issuance of Letters of Credit. (a) The Borrower Representative may, from time to time during the Commitment Period but in no event later than the 30th day prior to the Termination Date, request that an Issuing Lender issue a Letter of Credit by delivering to such Issuing Lender and the Administrative Agent at its address for notices specified herein, an L/C Request therefor in the

110 form Exhibit J-2 hereto (completed to the reasonable satisfaction of such Issuing Lender), and such other certificates, documents and other papers and information as such Issuing Lender may reasonably request. Each L/C Request shall be in form and substance reasonably satisfactory to Administrative Agent and such Issuing Lender and (i) shall specify (A) the amount of such Letter of Credit, (B) the date of issuance, amendment, renewal, or extension of such Letter of Credit, (C) the proposed expiration date of such Letter of Credit, (D) the name and address of the beneficiary of the Letter of Credit, and (E) such other information (including the Designated Foreign Currency in which the requested Letter of Credit is to be denominated (or specify that the requested Letter of Credit is to be denominated in Dollars), the conditions to drawing, and, in the case of an amendment, renewal, or extension, identification of the Letter of Credit to be so amended, renewed, or extended) as shall be reasonably necessary to prepare, amend, renew, or extend such Letter of Credit, (ii) shall be accompanied by such Issuer Documents as Administrative Agent or such Issuing Lender may reasonably request or require, to the extent that such requests or requirements are consistent with the Issuer Documents that such Issuing Lender generally requests for Letters of Credit in similar circumstances. Upon receipt of any L/C Request, such Issuing Lender will process such L/C Request and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall an Issuing Lender be required, unless otherwise agreed to by such Issuing Lender, to issue any Letter of Credit earlier than five (5) Business Days after its receipt of the L/C Request therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by such Issuing Lender and the Parent Borrower. The applicable Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower Representative promptly following the issuance thereof. No Issuing Lender shall amend, cancel or waive presentation of any Letter of Credit, or replace any lost, mutilated or destroyed Letter of Credit, without the prior written consent of the Parent Borrower. Upon the issuance of any Letter of Credit or amendment, renewal, extension or modification to a Letter of Credit, the applicable Issuing Lender shall promptly notify the Administrative Agent, who shall promptly notify each Lender, thereof, which notice shall be accompanied by a copy of such Letter of Credit or amendment, renewal, extension or modification to a Letter of Credit and the amount of such Lender’s respective participation in such Letter of Credit pursuant to Subsection 3.4. If the applicable Issuing Lender is not the same person as the Administrative Agent, on the first Business Day of each calendar month, such Issuing Lender shall provide to the Administrative Agent a report listing all outstanding Letters of Credit and the amounts and beneficiaries thereof and the Administrative Agent shall promptly provide such report to each Lender. Any Issuing Lender (other than Wells Fargo or any of its Affiliates) shall notify Administrative Agent in writing no later than the Business Day prior to the Business Day on which such Issuing Lender issues any Letter of Credit. In addition, each Issuing Lender (other than Wells Fargo or any of its Affiliates) shall, on the first Business Day of each week, submit to Administrative Agent a report detailing the daily undrawn amount of each Letter of Credit issued by such Issuing Lender during the prior calendar week. Each Letter of Credit shall be in form and substance reasonably acceptable to such Issuing Lender.

111 Each request for the issuance of a Letter of Credit, or the amendment, renewal, or extension of any outstanding Letter of Credit, shall be subject to the applicable Issuing Lender’s authentication procedures with results satisfactory to such Issuing Lender. Each Issuing Lender’s records of the content of any such request will be conclusive. Notwithstanding anything to the contrary herein, each Issuing Lender may, but shall not be obligated to, issue a Letter of Credit that supports the obligations of a Loan Party or one of its Subsidiaries in respect of (x) a lease of real property, or (y) an employment agreement (which, for the avoidance of doubt, will not include Letters of Credit for workers’ compensation obligations). (b) The making of each request for a Letter of Credit by the Borrower Representative shall be deemed to be a representation and warranty by the Borrower Representative that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Subsection 3.1. Unless the applicable Issuing Lender has received notice from the Required Lenders before it issues a Letter of Credit that one or more of the applicable conditions specified in Section 6 are not then satisfied, or that the issuance of such Letter of Credit would violate Subsection 3.1, then such Issuing Lender may issue the requested Letter of Credit for the account of the applicable Borrower or Subsidiary in accordance with such Issuing Lender’s usual and customary practices. (c) No Issuing Lender shall be under any obligation to issue any Letter of Credit if (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Lender from issuing such Letter of Credit, or any Requirement of Law applicable to such Issuing Lender or any request or directive (whether or not having the force of law) from any banking regulatory authority with jurisdiction over such Issuing Lender shall prohibit the issuance of letters of credit generally; (ii) the issuance of such Letter of Credit would violate one or more existing (as of the date hereof) policies of such Issuing Lender consistently applied by such Issuing Lender to borrowers generally; or (iii) there shall be imposed on such Issuing Lender or any other Secured Party any other condition regarding any Letter of Credit (for the avoidance of doubt, other than any condition set forth in this Agreement or the other Loan Documents), and the result of the foregoing is to increase, directly or indirectly, the cost to such Issuing Lender or any other Secured Party of issuing, making, participating in, or maintaining any Letter of Credit or to reduce the amount receivable in respect thereof, then, and in any such case, the Administrative Agent may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced,

112 notify the Borrowers, and the Borrowers shall pay within 30 days after demand therefor, such amounts as the Administrative Agent may specify to be necessary to compensate such Issuing Lender or any other Secured Party for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate then applicable to ABR Loans hereunder; provided, that (A) Borrowers shall not be required to provide any compensation pursuant to this Subsection 3.2(c) for any such amounts incurred more than 180 days prior to the date on which the demand for payment of such amounts is first made to Borrowers, and (B) if an event or circumstance giving rise to such amounts is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. The determination by Administrative Agent of any amount due pursuant to this Subsection 3.2(c), as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto. 4.3 Fees, Commissions and Other Charges. (a) Each Borrower agrees to pay to the Administrative Agent a letter of credit commission with respect to each Letter of Credit issued by such Issuing Lender on its behalf, computed for the period from and including the date of issuance of such Letter of Credit through to the expiration date of such Letter of Credit, computed at a rate per annum equal to the Applicable Margin then in effect for Term SOFR Loans calculated on the basis of a 360 day year, of the aggregate amount available to be drawn under such Letter of Credit, payable quarterly in arrears on each L/C Fee Payment Date with respect to such Letter of Credit and on the Termination Date or such earlier date as the Commitments shall terminate as provided herein. Such commission shall be payable to the Administrative Agent for the account of the applicable Revolving Credit Lenders to be shared ratably among them in accordance with their respective Commitment Percentages. Each Borrower shall pay to the relevant Issuing Lender a fee equal to 1/8 of 1% per annum of the aggregate amount available to be drawn under such Letter of Credit, payable quarterly in arrears on each L/C Fee Payment Date with respect to such Letter of Credit and on the Termination Date or such other date as the Commitments shall terminate. Such commissions and fees shall be nonrefundable. Such fees and commissions shall be payable in Dollars, notwithstanding that a Letter of Credit may be denominated in any Designated Foreign Currency. In respect of a Letter of Credit denominated in any Designated Foreign Currency, such fees and commissions shall be converted into Dollars at the Spot Rate of Exchange. If any Issuing Lender makes a payment under a Letter of Credit, Borrowers shall pay to Administrative Agent an amount equal to the applicable L/C Disbursement on the Business Day such L/C Disbursement is made and, in the absence of such payment, the amount of the L/C Disbursement immediately and automatically shall be deemed to be a Revolving Credit Loan hereunder (notwithstanding any failure to satisfy any condition precedent set forth in Section 6) and, initially, shall bear interest at the rate then applicable to Revolving Credit Loans that are ABR Loans. If a L/C Disbursement is deemed to be a Revolving Credit Loan hereunder, Borrowers’ obligation to pay the amount of such L/C Disbursement to the applicable Issuing Lender shall be automatically converted into an obligation to pay the resulting Revolving Credit Loan.

113 (b) In addition to the foregoing commissions and fees, each Borrower agrees to pay or reimburse the applicable Issuing Lender for such normal and customary costs and expenses as are incurred or charged by such Issuing Lender in issuing, effecting payment under, amending or otherwise administering any Letter of Credit issued by such Issuing Lender within 10 days after demand therefor. (c) The Administrative Agent shall, promptly following any receipt thereof, distribute to the applicable Issuing Lender and the applicable Lenders all commissions and fees received by the Administrative Agent for their respective accounts pursuant to this Subsection 3.3. 4.4 L/C Participations. (a) By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Lender or the Lenders, each Issuing Lender hereby irrevocably grants to each Lender, and each Lender hereby acquires from such Issuing Lender, a participation in such Letter of Credit equal to such Lender’s Commitment Percentage of the aggregate amount available to be drawn under such Letter of Credit. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, or expiration, termination or cash collateralization of any Letter of Credit and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. All calculations of the Lenders’ Commitment Percentages shall be made from time to time by the Administrative Agent, which calculations shall be conclusive absent manifest error. Promptly following receipt of a notice of a L/C Disbursement pursuant to Subsection 3.2, each Revolving Credit Lender agrees to fund its Pro Rata Share of any Revolving Credit Loan deemed made pursuant to Subsection 3.2 on the same terms and conditions as if Borrowers had requested the amount thereof as a Revolving Credit Loan and Administrative Agent shall promptly pay to Issuing Lender the amounts so received by it from the Revolving Credit Lenders. Each such Revolving Credit Lender agrees to pay to Administrative Agent, for the account of the applicable Issuing Lender, such Revolving Credit Lender’s pro rata share of any L/C Disbursement made by such Issuing Lender under the applicable Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Credit Lender hereby absolutely and unconditionally agrees to pay to Administrative Agent, for the account of such Issuing Lender, such Revolving Credit Lender’s pro rata share of each L/C Disbursement made by such Issuing Lender and not reimbursed by Borrowers on the date due as provided in Subsection 3.2 or of any reimbursement payment that is required to be refunded (or that Administrative Agent or such Issuing Lender elects, based upon the advice of counsel, to refund) to Borrowers for any reason. If any such Revolving Credit Lender fails to make available to Administrative Agent the amount of such Revolving Credit Lender’s pro rata share of a L/C Disbursement as provided in this Section, such Revolving Credit Lender shall be deemed to be a Defaulting Lender and Administrative Agent (for the account of such Issuing Lender) shall be entitled to recover such amount on demand from such Revolving Credit Lender together with interest thereon at the Defaulting Lender Rate until paid in full.

114 (b) If the Borrowers fail to reimburse the applicable Issuing Lender on the due date as provided in Subsection 3.5, such Issuing Lender shall notify the Administrative Agent and the Administrative Agent shall notify each Lender of the applicable L/C Disbursement, the payment then due from the Borrowers in respect thereof and such Lender’s Commitment Percentage thereof. Each Lender shall pay by wire transfer of immediately available funds to the Administrative Agent not later than 2:00 p.m., New York City time, on such date (or, if such Lender shall have received such notice later than 12:00 noon, New York City time, on any day, not later than 11:00 a.m., New York City time, on the next succeeding Business Day), an amount equal to such Lender’s Commitment Percentage of the unreimbursed L/C Disbursement in the same manner as provided in Subsection 2.2 with respect to Loans made by such Lender, and the Administrative Agent will promptly pay to the applicable Issuing Lender the amounts so received by it from the Lenders. The Administrative Agent will promptly pay to the applicable Issuing Lender any amounts received by it from the Borrowers pursuant to the above clause (a) prior to the time that any Lender makes any payment pursuant to the preceding sentence and any such amounts received by the Administrative Agent from the Borrowers thereafter will be promptly remitted by the Administrative Agent to the Lender that shall have made such payments and to such Issuing Lender, as appropriate. (c) If any Lender shall not have made its Commitment Percentage of such L/C Disbursement available to the Administrative Agent as provided above, each of such Lender and each Borrower severally agrees to pay interest on such amount, for each day from and including the date such amount is required to be paid in accordance with the foregoing to but excluding the date such amount is paid, to the Administrative Agent for the account of the applicable Issuing Lender at (i) in the case of Borrower, the rate per annum set forth in Subsection 3.5(b) and (ii) in the case of such Lender, at a rate determined by the Administrative Agent in accordance with banking industry rules or practices on interbank compensation. 4.5 Reimbursement Obligation of the Borrowers. (a) Each Borrower hereby agrees to reimburse each Issuing Lender, upon receipt by the Borrower Representative of notice from the applicable Issuing Lender of the date and amount of a draft presented under any Letter of Credit issued on its behalf and paid by such Issuing Lender (an “L/C Disbursement”), for the amount of such draft so paid and any taxes, fees, charges or other costs or expenses reasonably incurred by such Issuing Lender in connection with such payment. Each such payment shall be made to the applicable Issuing Lender, at its address for notices specified herein, in the currency in which such Letter of Credit is denominated (except that, in the case of any Letter of Credit denominated in any Designated Foreign Currency, in the event that such payment is not made to such Issuing Lender within three Business Days of the date of receipt by the Borrower Representative of such notice, upon notice by such Issuing Lender to the Borrower Representative, such payment shall be made in Dollars, in an amount equal to the Dollar Equivalent of the amount of such payment converted on the date of such notice into Dollars at the Spot Rate of Exchange on such date) and in immediately available funds, no later than 3:00 P.M., New York City time, on the date on which the Borrower Representative receives such notice, if received prior to 11:00 A.M., New York City Time, on a Business Day and otherwise, no later than 3:00 P.M., New York City time, on

115 the next succeeding Business Day; provided that the Borrowers may, subject to the conditions to borrowing set forth herein, request in accordance with Subsection 2.2 that such payment be financed with ABR Loans or Swingline Loans or Canadian Prime Rate Loans in an equivalent amount and, to the extent so financed, the Borrowers’ obligation to make such payment shall be discharged and replaced by the resulting ABR Loans or Swingline Loans or Canadian Prime Rate Loans. Any conversion by an Issuing Lender of any payment to be made in respect of any Letter of Credit denominated in any Designated Foreign Currency into Dollars in accordance with this Subsection 3.5(a) shall be conclusive and binding upon each Borrower and the applicable Revolving Credit Lenders in the absence of manifest error; provided that upon the request of the Borrower Representative or any Revolving Credit Lender, the applicable Issuing Lender shall provide to the Borrower Representative or Revolving Credit Lender a certificate including reasonably detailed information as to the calculation of such conversion. (b) Interest shall be payable on any and all amounts remaining unpaid (taking the Dollar Equivalent of any amounts denominated in any Designated Foreign Currency, as determined by the Administrative Agent in its reasonable discretion) by the Borrowers under this Subsection 3.5(b) from the date the draft presented under the affected Letter of Credit is paid to the date on which the applicable Borrower is required to pay such amounts pursuant to clause (a) above at the rate which would then be payable on any outstanding ABR Loans that are Revolving Credit Loans and (ii) thereafter until payment in full at the rate which would be payable on any outstanding ABR Loans that are Revolving Credit Loans which were then overdue. All Letter of Credit fees payable hereunder, and all fronting fees and all commissions, other fees, charges and expenses provided for in Subsection 3.3 shall be due and payable, in arrears, on the first Business Day of each month. 4.6 Obligations Absolute. The Reimbursement Obligations of Borrowers as provided in Subsection 3.5 shall be absolute, unconditional and irrevocable, and shall be paid and performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein; (ii) any draft or other document presented under a Letter of Credit being proved to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iii) payment by any Issuing Lender under a Letter of Credit against presentation of a draft or other document that fails to comply with the terms of such Letter of Credit; (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 3, constitute a legal or equitable discharge of, or provide a right of setoff against, the obligations of Borrower hereunder; (v) the fact that a Default shall have occurred and be continuing; or (vi) any material adverse change in the business, property, results of operations, prospects or condition, financial or otherwise, of Ultimate Parent and its Restricted Subsidiaries. None of the Agents, the Lenders, the Issuing Lenders or any of their affiliates shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes

116 beyond the control of the Issuing Lenders; provided that the foregoing shall not be construed to excuse any Issuing Lender from liability to the Borrowers to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable Requirements of Law) suffered by the Borrowers that are caused by such Issuing Lender’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the applicable Issuing Lender (as finally determined by a court of competent jurisdiction), such Issuing Lender shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the applicable Issuing Lender may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. 4.7 L/C Disbursements. The applicable Issuing Lender shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. Such Issuing Lender shall promptly give written notice to the Administrative Agent and the Borrower Representative of such demand for payment and whether such Issuing Lender has made or will make an L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve Borrower of its Reimbursement Obligation to such Issuing Lender and the Lenders with respect to any such L/C Disbursement (other than with respect to the timing of such Reimbursement Obligation set forth in Subsection 3.5). 4.8 L/C Request. To the extent that any provision of any L/C Request related to any Letter of Credit is inconsistent with the provisions of this Section 3, the provisions of this Section 3 shall apply. 4.9 L/C Cash Collateralization. (a) If (i) any Event of Default shall occur and be continuing, or (ii) the aggregate amount of Available Loan Commitments shall at any time be less than zero, then on the third Business Day following the date when the Parent Borrower receives notice from Administrative Agent or the Required Lenders (or, if the maturity of the Obligations has been accelerated, Revolving Credit Lenders with Letter of Credit Exposure representing greater than 50% of the total Letter of Credit Exposure) demanding Letter of Credit Collateralization pursuant to this Subsection 3.9 upon such demand, Borrowers shall provide Letter of Credit Collateralization with respect to the then existing L/C Obligations. If Borrowers are required to provide Letter of Credit Collateralization hereunder as a result of the occurrence of an Event of Default, any cash collateral held by the Administrative Agent as a result of such Letter of Credit Collateralization shall be returned by Administrative Agent to Borrowers promptly, but in no event later than three Business Days, after such Event of Default has been waived or cured in accordance with this Agreement.

117 (b) In the event of a direct conflict between the provisions of this Subsection 3.9 and any provision contained in any Issuer Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Subsection 3.9 shall control and govern. (c) At the Borrowers’ costs and expense, the Borrowers shall execute and deliver to each applicable Issuing Lender such additional certificates, instruments and/or documents and take such additional action as may be reasonably requested by such Issuing Lender to enable such Issuing Lender to issue any Letter of Credit pursuant to this Agreement and related Issuer Document, to protect, exercise and/or enforce such Issuing Lenders’ rights and interests under this Agreement or to give effect to the terms and provisions of this Agreement or any Issuer Document. Each Borrower irrevocably appoints each Issuing Lender as its attorney-in-fact and, if such Issuing Lender has made a request for the same in writing to the Borrower Representative, following the earlier of (x) the fifth Business Day after the Borrower Representative has provided affirmative confirmation of receipt of such written request to such Issuing Lender or (y) the tenth Business Day after written notice is given to the Borrower Representative pursuant to the terms hereof, authorizes such Issuing Lender, without notice to any Borrower, to execute and deliver ancillary documents and letters customary in the letter of credit business that may include but are not limited to advisements, indemnities, checks, bills of exchange and issuance documents. The power of attorney granted by the Borrowers is limited solely to such actions related to the issuance, confirmation or amendment of any Letter of Credit and to ancillary documents or letters customary in the letter of credit business. This appointment is coupled with an interest. 4.10 Additional Issuing Lenders. The Parent Borrower may, at any time and from time to time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld, conditioned or delayed) and such Lender, designate one or more additional Lenders to act as an issuing lender under the terms of this Agreement. Any Lender designated as an issuing lender pursuant to this Subsection 3.10 shall be deemed to be an “Issuing Lender” (in addition to being a Lender) in respect of Letters of Credit issued or to be issued by such Lender, and, with respect to such Letters of Credit, such term shall thereafter apply to the other Issuing Lender or Issuing Lenders and such Lender. The Administrative Agent shall notify the Lenders of any such additional Issuing Lender. If at any time there is more than one Issuing Lender hereunder, the Parent Borrower may, in its discretion, select which Issuing Lender is to issue any particular Letter of Credit. 4.11 Resignation or Removal of the Issuing Lender. Any Issuing Lender may resign as Issuing Lender hereunder at any time upon at least 30 days’ prior notice to the Lenders, the Administrative Agent and the Borrower Representative. Any Issuing Lender may be replaced at any time by written agreement among the Parent Borrower, each Agent, the replaced Issuing Lender and the successor Issuing Lender. The Administrative Agent shall notify the Lenders of any such resignation or replacement of an Issuing Lender. At the time any such resignation of an Issuing Lender shall become effective, the Borrowers shall pay all unpaid fees accrued for the account of the retiring Issuing Lender pursuant to Subsection 3.3. From and after the effective date of any such resignation or replacement, (i) the successor Issuing Lender shall have all the

118 rights and obligations of an Issuing Lender under this Agreement with respect to Letters of Credit to be issued by it thereafter and (ii) references herein to the term “Issuing Lender” shall be deemed to refer to such successor or to any previous Issuing Lender, or to such successor and all previous Issuing Lenders, as the context shall require. After the resignation or replacement of an Issuing Lender, the retiring or replaced Issuing Lender shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Lender under this Agreement with respect to Letters of Credit issued by it prior to such resignation or replacement, but shall not be required to issue additional Letters of Credit. SECTION 5 General Provisions Applicable to Loans and Letters of Credit 5.1 Interest Rates and Payment Dates. (a) Each (i) Term SOFR Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to Adjusted Term SOFR determined for such day plus the Applicable Margin in effect for such day, (ii) Daily Rate Loans shall bear interest at a rate per annum equal to the Daily One Month Term SOFR Rate determined for such day plus the Applicable Margin in effect for such day and (iii) Term CORRA Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to Adjusted Term CORRA determined for such day plus the Applicable Margin in effect for such day. (b) Each ABR Loan denominated in Dollars shall bear interest for each day that it is outstanding at a rate per annum equal to the ABR in effect for such day plus the Applicable Margin in effect for such day and each Canadian Prime Rate Loan shall bear interest for each day that it is outstanding at a rate per annum equal to the Canadian Prime Rate in effect for such day plus the Applicable Margin in effect for such day. (c) If all or a portion of (i) the principal amount of any Loan, (ii) any interest payable thereon or (iii) any commitment fee, letter of credit commission, letter of credit fee or other amount payable hereunder shall not be paid when due (whether at the Stated Maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is (x) in the case of overdue principal, the rate that would otherwise be applicable thereto pursuant to the relevant foregoing provisions of this Subsection 4.1 plus 2.00%, (y) in the case of overdue interest, the rate that would be otherwise applicable to principal of the related Loan pursuant to the relevant foregoing provisions of this Subsection 4.1 (other than clause (x) above) plus 2.00% and (z) in the case of, fees, commissions or other amounts, the rate described in clause (b) of this Subsection 4.1 for ABR Loans that are Revolving Credit Loans accruing interest at the Alternate Base Rate plus 2.00%, in each case from the date of such nonpayment until such amount is paid in full (as well as after any judgment relating thereto).

119 (d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to clause (c) of this Subsection 4.1 shall be payable from time to time on demand. (e) It is the intention of the parties hereto to comply strictly with applicable usury laws; accordingly, it is stipulated and agreed that the aggregate of all amounts which constitute interest under applicable usury laws, whether contracted for, charged, taken, reserved, or received, in connection with the indebtedness evidenced by this Agreement or any Notes, or any other document relating or referring hereto or thereto, now or hereafter existing, shall never exceed under any circumstance whatsoever the maximum amount of interest allowed by applicable usury laws. 5.2 Conversion and Continuation Options. (a) The applicable Borrowers may elect from time to time to convert outstanding Revolving Credit Loans from (i) Term SOFR Loans to ABR Loans or (ii) Term CORRA Loans to Canadian Prime Rate Loans by the Borrower Representative giving the Administrative Agent irrevocable notice of such election prior to 9:00 A.M., New York City time two Business Days prior to such election, provided that any such conversion of Term SOFR Loans or Term CORRA Loans may only be made on the last day of an Interest Period with respect thereto. The Borrowers may elect from time to time to convert outstanding Revolving Credit Loans (x) from ABR Loans to Term SOFR Loans or (y) from Canadian Prime Rate Loans to Term CORRA Loans, by the Borrower Representative giving the Administrative Agent irrevocable notice of such election prior to 11:00 A.M., New York City time at least three Business Days’ prior to such election. Any such notice of conversion to Term SOFR Loans or Term CORRA Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Administrative Agent shall promptly notify each affected Lender thereof. All or any part of outstanding Term SOFR Loans, Term CORRA Loans, ABR Loans or Canadian Prime Rate Loans may be converted as provided herein, provided that (i) (unless the Required Lenders otherwise consent) no Loan may be converted into a Term SOFR Loan or Term CORRA Loan when any Default or Event of Default has occurred and is continuing and, in the case of any Default, the Administrative Agent has given notice to the Borrower Representative that no such conversions may be made and (ii) no Loan may be converted into a Term SOFR Loan or Term CORRA Loan after the date that is one month prior to the Termination Date. (b) Any Term SOFR Loan or Term CORRA Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower Representative giving notice to the Administrative Agent of the length of the next Interest Period to be applicable to such Loan, determined in accordance with the applicable provisions of the term “Interest Period” set forth in Subsection 1.1, provided that no Term SOFR Loan or Term CORRA Loan may be continued as such (i) (unless the Required Lenders otherwise consent) when any Default or Event of Default has occurred and is continuing and, in the case of any Default, the Administrative Agent has given notice to the Borrower Representative that no such continuations may be made or (ii) after the date that is one month prior to the applicable

120 Termination Date, and provided, further, that if the Borrower Representative shall fail to give any required notice as described above in this clause (b) or if such continuation is not permitted pursuant to the preceding proviso such Term SOFR Loans or Term CORRA Loans shall be automatically converted to ABR Loans or Canadian Prime Rate Loans, as applicable, on the last day of such then expiring Interest Period. Upon receipt of any such notice of continuation pursuant to this Subsection 4.2(b), the Administrative Agent shall promptly notify each affected Lender thereof. 5.3 Minimum Amounts of Sets. All borrowings, conversions and continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Term SOFR Loans comprising each Set shall be equal to $1,000,000 or a whole multiple of $500,000 in excess thereof and Term CORRA Loans comprising each Set shall be equal to Cdn$1,000,000 or a whole multiple of Cdn$500,000 in excess thereof and so that there shall not be more than eight (8) Sets at any one time outstanding. 5.4 Optional and Mandatory Prepayments. (a) Each of the Borrowers may at any time and from time to time prepay the Loans made to it and the Reimbursement Obligations in respect of Letters of Credit issued for its account, in whole or in part, subject to Subsection 4.12, without premium or penalty but including, for the avoidance of doubt, accrued interest, upon notice by the Borrower Representative to the Administrative Agent prior to 11:00 A.M., New York City time at least three Business Days (or such shorter period as may be agreed by the Administrative Agent in its reasonable discretion) prior to the date of prepayment (in the case of Term SOFR Loans or Term CORRA Loans and Reimbursement Obligations outstanding in any Designated Foreign Currency), prior to 11:00 A.M., New York City time (or such later time as may be agreed by the Administrative Agent in its reasonable discretion) on at least one Business Day prior to the date of prepayment (in the case of ABR Loans and Canadian Prime Rate Loans other than Swingline Loans) or same-day notice by the Borrower Representative to the Administrative Agent (in the case of (x) Swingline Loans and (y) Reimbursement Obligations outstanding in Dollars or a Designated Foreign Currency). Such notice shall be irrevocable except as set forth in Subsection 4.4(g). Such notice shall specify, in the case of any prepayment of Loans, the identity of the prepaying Borrower, the date and amount of prepayment and whether the prepayment is (i) of Revolving Credit Loans or Swingline Loans, or a combination thereof, and (ii) of Term SOFR Loans, Term CORRA Loans, ABR Loans or Canadian Prime Rate Loans or a combination thereof, and, in each case if a combination thereof, the principal amount allocable to each and, in the case of any prepayment of Reimbursement Obligations, the date and amount of prepayment, the identity of the applicable Letter of Credit or Letters of Credit and the amount allocable to each of such Reimbursement Obligations. Upon the receipt of any such notice the Administrative Agent shall promptly notify each affected Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (if a Term SOFR Loan or Term CORRA Loan is prepaid other than at the end of the Interest Period applicable thereto) any amounts payable pursuant to Subsection 4.12, the Revolving Credit Loans and the Reimbursement Obligations pursuant to this Section shall (unless the Parent Borrower otherwise directs) be applied, first, to payment of the Swingline Loans then

121 outstanding, second, to payment of the Revolving Credit Loans then outstanding, third, to payment of any Reimbursement Obligations then outstanding and, last, to cash collateralize any outstanding L/C Obligation on terms reasonably satisfactory to the Administrative Agent; provided, further, that any pro rata calculations required to be made pursuant to this Subsection 4.4(a) in respect to any Loan denominated in a Designated Foreign Currency shall be made on a Dollar Equivalent basis. Partial prepayments pursuant to this Subsection 4.4(a) shall be in multiples of $1,000,000 or Cdn$1,000,000, as applicable, provided that, notwithstanding the foregoing, any Loan may be prepaid in its entirety. (b) On any day (other than during an Agent Advance Period) on which the Aggregate Lender Exposure or the unpaid balance of Extensions of Credit to, or for the account of, the Borrowers exceeds the Borrowing Base (based on the Borrowing Base Certificate last delivered) or the total Commitments at such time, the Borrowers shall prepay on such day the principal of outstanding Revolving Credit Loans in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding Revolving Credit Loans, the aggregate amount of the L/C Obligations exceeds the Borrowing Base at such time (based on the Borrowing Base Certificate last delivered), the Borrowers shall pay to the Administrative Agent on such day an amount of cash and/or Cash Equivalents equal to the amount of such excess (up to a maximum amount equal to such L/C Obligations at such time), such cash and/or Cash Equivalents to be held as security for all obligations of the Borrowers to the Issuing Lenders and the Revolving Credit Lenders hereunder in a cash collateral account to be established by, and under the sole dominion and control of, the Administrative Agent. (c) The Borrowers shall prepay all Swingline Loans then outstanding simultaneously with each borrowing by them of Revolving Credit Loans. (d) Prepayments pursuant to Subsection 4.4(b) shall be applied, first, to prepay Swingline Loans then outstanding, second, to prepay Revolving Credit Loans then outstanding, third, to pay any Reimbursement Obligations then outstanding and, last, to cash collateralize all L/C Obligations on terms reasonably satisfactory to the Administrative Agent. (e) For avoidance of doubt, the Commitments shall not be correspondingly reduced by the amount of any prepayments of Revolving Credit Loans, payments of Reimbursement Obligations and cash collateralizations of L/C Obligations, in each case, made under Subsections 4.4(b). (f) Notwithstanding the foregoing provisions of this Subsection 4.4, if at any time any prepayment of the Loans pursuant to Subsection 4.4(a) or 4.4(b) would result, after giving effect to the procedures set forth in this Agreement, in any Borrower incurring breakage costs under Subsection 4.12 as a result of Term SOFR Loans or Term CORRA Loans being prepaid other than on the last day of an Interest Period with respect thereto, then, the relevant Borrower may, so long as no Default or Event of Default shall have occurred and be continuing, in its sole discretion, initially (i) deposit a portion (up to 100%) of the amounts that otherwise would have

122 been paid in respect of such Term SOFR Loans or Term CORRA Loans with the Administrative Agent (which deposit must be equal in amount to the amount of such Term SOFR Loans or Term CORRA Loans not immediately prepaid), to be held as security for the obligations of such Borrowers to make such prepayment pursuant to a cash collateral agreement to be entered into on terms reasonably satisfactory to the Administrative Agent with such cash collateral to be directly applied upon the first occurrence thereafter of the last day of an Interest Period with respect to such Term SOFR Loans or Term CORRA Loans (or such earlier date or dates as shall be requested by such Borrower) or (ii) make a prepayment of the Revolving Credit Loans in accordance with Subsection 4.4(a) with an amount equal to a portion (up to 100%) of the amounts that otherwise would have been paid in respect of such Term SOFR Loans or Term CORRA Loans (which prepayment, together with any deposits pursuant to clause (i) above, must be equal in amount to the amount of such Term SOFR Loans or Term CORRA Loans not immediately prepaid); provided that, notwithstanding anything in this Agreement to the contrary, none of the Borrowers may request any Extension of Credit under the Commitments that would reduce the aggregate amount of the Available Loan Commitments to an amount that is less than the amount of such prepayment until the related portion of such Term SOFR Loans or Term CORRA Loans have been prepaid upon the first occurrence thereafter of the last day of an Interest Period with respect to such Term SOFR Loans or Term CORRA Loans; provided that, in the case of either clause (i) or (ii), such unpaid Term SOFR Loans or Term CORRA Loans shall continue to bear interest in accordance with Subsection 4.1 until such unpaid Term SOFR Loans or Term CORRA Loans or the related portion of such Term SOFR Loans or Term CORRA Loans, as the case may be, have or has been prepaid. (g) If a notice of prepayment in connection with a repayment of all outstanding Loans is given in connection with a conditional notice of termination of Commitments as contemplated by Subsection 2.3, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Subsection 2.3. (h) Notwithstanding anything to the contrary herein, this Subsection 4.4 may be amended (and the Lenders hereby irrevocably authorize the Administrative Agent to enter into any such amendments) to the extent necessary to reflect differing amounts payable, and priorities of payments, to Lenders participating in any new classes or tranches of Loans added pursuant to Subsections 2.6, 2.7 and 2.8, as applicable. 5.5 Commitment Fees; Administrative Agent’s Fee; Other Fees. Each Borrower agrees to pay to the Administrative Agent, for the account of each Lender, a commitment fee for the period from and including the first day of the Commitment Period to the Termination Date, computed at the Applicable Commitment Fee Rate on the average daily amount of the Unutilized Commitment of such Revolving Credit Lender during the period for which payment is made, payable quarterly in arrears on the first calendar day of each January, April, July and October and on the Termination Date or such earlier date as the Commitments shall terminate as provided herein, commencing on the first such date to occur after the date hereof. Each Borrower further agrees to pay to the Administrative Agent the fees set forth in the Fee Letter.

123 5.6 Computation of Interest and Fees. (a) Interest (other than interest based on the Alternate Base Rate, Canadian Prime Rate or Term CORRA Reference Rate) shall be calculated on the basis of a 360-day year for the actual days elapsed; and commitment fees and interest based on the Alternate Base Rate, Canadian Prime Rate or Term CORRA Reference Rate shall be calculated on the basis of a 365- day year (or 366-day year, as the case may be) for the actual days elapsed. Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate or the Canadian Prime Rate shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Parent Borrower and the affected Lenders of the effective date and the amount of each such change in interest rate. (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on each of the Borrowers and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower Representative or any Lender, deliver to the Borrower Representative or such Lender a statement showing in reasonable detail the calculations used by the Administrative Agent in determining any interest rate pursuant to Subsection 4.1, excluding any Term CORRA Reference Rate which is based on the Term CORRA Administrator page, Term SOFR or any Daily One Month Term SOFR Rate that is based upon the Term SOFR Administrator page and any ABR Loan which is based upon the Alternate Base Rate or any Canadian Prime Rate Loan based on the Canadian Prime Rate. (c) For the purposes of the Interest Act (Canada), in any case in which an interest or fee rate is stated in this Agreement to be calculated on the basis of a number of days that is other than the number in a calendar year, the yearly rate to which such interest or fee rate is equivalent is equal to such interest or fee rate multiplied by the actual number of days in the year in which the relevant interest or fee payment accrues and divided by the number of days used as the basis for such calculation. 5.7 Special Provisions Applicable to Interest Rate. (a) Adjusted Term SOFR may be adjusted by the Administrative Agent with respect to any Lender on a prospective basis to take into account any additional or increased costs to such Lender of maintaining or obtaining any deposits or increased costs (other than Taxes which shall be governed by Subsection 4.11), in each case, due to changes in applicable law occurring subsequent to the commencement of the then applicable Interest Period, including any Change in Law and changes in the reserve requirements imposed by the Board of Governors, which additional or increased costs would increase the cost of funding or maintaining loans bearing interest at Adjusted Term SOFR . In any such event, the affected Lender shall give Borrower Representative and the Administrative Agent notice of such a determination and adjustment and the Administrative Agent promptly shall transmit the notice to each other Lender and, upon its receipt of the notice from the affected Lender, the Borrowers may, by notice to such affected

124 Lender (A) require such Lender to furnish to Borrowers a statement setting forth in reasonable detail the basis for adjusting Adjusted Term SOFR and the method for determining the amount of such adjustment, or (B) repay the Term SOFR Loans of such Lender with respect to which such adjustment is made (together with any amounts due as a result of Funding Losses). (b) Subject to the provisions set forth in Subsection 4.7(c), if prior to the first day of any Interest Period, the Administrative Agent shall have determined (which determination shall be conclusive and binding upon each of the Borrowers) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR with respect to any Term SOFR Loan (the “Affected Term SOFR”), the Daily One Month Term SOFR Rate with respect to any Daily Rate Loan (the “Affected Daily Rate”) or the Term CORRA Reference Rate (the “Affected Term CORRA Reference Rate”) with respect to any Term CORRA Loans for such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Parent Borrower and the Lenders as soon as practicable thereafter. If such notice is given (a) any Term SOFR Loans, Daily Rate Loans or Term CORRA Loans the rate of interest applicable to which is based on the Affected Term SOFR, the Affected Daily Rate or the Affected Term CORRA Reference Rate, as applicable, requested to be made on the first day of such Interest Period shall be made as ABR Loans, Daily Rate Loans or Canadian Prime Rate Loans, as applicable and (b) any Loans that were to have been converted on the first day of such Interest Period to or continued as Term SOFR Loans, Daily Rate Loans or Term CORRA Loans the rate of interest applicable to which is based upon the Affected Term SOFR, the Affected Daily Rate or Affected Term CORRA Reference Rate shall be converted to or continued as ABR Loans or Canadian Prime Rate Loans, as applicable. Until such notice has been withdrawn by the Administrative Agent, no further Term SOFR Loans, Daily Rate Loans or Term CORRA Loans the rate of interest applicable to which is based upon the Affected Term SOFR, the Affected Daily Rate or Affected Term CORRA Reference Rate shall be made or continued as such, nor shall any of the Borrowers have the right to convert ABR Loans, Daily Rate Loans or Canadian Prime Rate Loans to Term SOFR Loans or Term CORRA Loans, as applicable, the rate of interest applicable to which is based upon the Affected Term SOFR, the Affected Daily Rate or Affected Term CORRA Reference Rate. (c) Benchmark Replacement Setting. (i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event with respect to any Benchmark, the Administrative Agent and Borrower Representative may amend this Agreement to replace such Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and Borrower Representative so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this

125 Section 4.7(c) will occur prior to the applicable Benchmark Transition Start Date. (ii) Benchmark Replacement Conforming Changes. In connection with the adoption, use implementation or administration of a Benchmark Replacement, the Administrative Agent will have the right, upon consultation with the Borrower Representative, to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify Borrower Representative and the Lenders of (1) the implementation of any Benchmark Replacement and (2) the effectiveness of any Conforming Changes in connection with the adoption, use implementation or administration of a Benchmark Replacement. The Administrative Agent will promptly notify Borrower Representative of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 4.7(c)(iv), and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 4.7(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be (upon consultation with the Borrower Representative) conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 4.7(c). (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate or the Term CORRA Reference Rate) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may (upon consultation with the Borrower Represenative) modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or

126 after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon Borrower Representative’s receipt of notice of the commencement of a Benchmark Unavailability Period, (A) Borrower Representative may revoke any pending request for a borrowing of, conversion to or continuation of (1) Term SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, Lead Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to ABR Loans, and (2) Term CORRA Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, Lead Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Canadian Prime Rate Loans, and (B) any outstanding affected Term SOFR Loans or Term CORRA Loans, as applicable, will be deemed to have been converted to ABR Loans or Canadian Prime Rate Loans, as applicable, at the end of the applicable Interest Period. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, (x) the component of the U.S. Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the U.S. Base Rate, and (y) the component of the Canadian Prime Loans based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Canadian Prime Loans. 5.8 Pro Rata Treatment and Payments. (a) Except as expressly otherwise provided herein, each borrowing of Revolving Credit Loans (other than Swingline Loans) by any of the applicable Borrowers from the Lenders hereunder shall be made, each payment by any of the Borrowers on account of any commitment fee in respect of the Commitments hereunder shall be allocated by the Administrative Agent and any reduction of the Commitments of the Lenders, as applicable, shall be allocated by the Administrative Agent in each case pro rata according to the Commitment Percentages of the Lenders. Except as expressly otherwise provided herein, each payment (including each prepayment (but excluding payments made pursuant to Subsection 2.6, 2.7, 2.8, 4.5, 4.9, 4.10, 4.11, 4.12, 4.13(d), 4.15(c) or 11.1(g))) by any of the applicable Borrowers on account of principal of and interest on any Revolving Credit Loans shall be allocated by the Administrative Agent pro rata according to the respective outstanding principal amounts of such Revolving

127 Credit Loans then held by the relevant Revolving Credit Lenders, and each payment on account of principal of and interest on any loans made pursuant to any Tranche established after the date of this Agreement shall be allocated pro rata (or as may otherwise be provided for in the applicable amendment to this Agreement relating to such Tranche) among the Lenders with Accordion Term Loans in respect thereof or with participations in such Tranche (in each case subject to any limitations on non-pro rata payments otherwise provided for in Subsection 2.6(b)(i)(E) or 2.6(b)(iii)). All payments (including prepayments) to be made by any of the Borrowers hereunder, whether on account of principal, interest, fees, Reimbursement Obligations or otherwise, shall be made without set-off or counterclaim and shall be made on or prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 2:00 p.m., New York City time (or such later time as may be agreed by the Administrative Agent in its reasonable discretion)), on the due date thereof to the Administrative Agent for the account of the Lenders holding the relevant Loans, the Lenders, the Administrative Agent, or the Other Representatives, as the case may be, at the Administrative Agent’s office specified in Subsection 11.2, in Dollars, or, in the case of Loans outstanding in any Designated Foreign Currency and L/C Obligations in any Designated Foreign Currency, such Designated Foreign Currency and, whether in Dollars or any Designated Foreign Currency, in immediately available funds. Payments received by the Administrative Agent after such time shall be deemed to have been received on the next Business Day. The Administrative Agent shall distribute such payments to such Lenders or Other Representatives, as the case may be, if any such payment is received prior to 2:00 P.M., New York City time, on a Business Day, in like funds as received prior to the end of such Business Day and otherwise the Administrative Agent shall distribute such payment to such Lenders or Other Representatives, as the case may be, on the next succeeding Business Day. If any payment hereunder (other than payments on the Term SOFR Loans, Daily Rate Loans or Term CORRA Loans) becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Term SOFR Loan, Daily Rate Loan or Term CORRA Loan becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day (and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension) unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. Any pro rata calculations required to be made pursuant to this Subsection 4.8(a) in respect to any Revolving Credit Loan denominated in a Designated Foreign Currency shall be made on a Dollar Equivalent basis. This Subsection 4.8(a) may be amended to the extent necessary to reflect differing amounts payable, and priorities of payments, to Lenders participating in any new classes or tranches of loans added pursuant to Subsections 2.6, 2.7 and 2.8, as applicable. (b) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the applicable Borrowers in respect of such borrowing a corresponding amount. If such amount is not made

128 available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent on demand, such amount with interest thereon at a rate equal to (i) in the case of Loans to be made in any Designated Foreign Currency, the rate customary in such Designated Foreign Currency for settlement of similar inter-bank obligations, or (ii) in the case of Loans to be made in Dollars, the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Subsection 4.8(b) shall be conclusive in the absence of manifest error. If such Lender’s share of such borrowing is not made available to the Administrative Agent by such Lender by 10:00 a.m. on the Business Day that is the first Business Day after such Borrowing Date, (x) the Administrative Agent shall notify the Parent Borrower of the failure of such Lender to make such amount available to the Administrative Agent and the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to, in the case of Loans to be made in Dollars, ABR Loans hereunder or, in the case of Loans to be made in any Designated Foreign Currency, the rate per annum applicable to such Loans pursuant to Subsection 4.1, in either case on demand, from such Borrower and (y) then such Borrower may, without waiving or limiting any rights or remedies it may have against such Lender hereunder or under applicable law or otherwise, borrow a like amount on an unsecured basis from any commercial bank for a period ending on the date upon which such Lender does in fact make such borrowing available, provided that at the time such borrowing is made and at all times while such amount is outstanding such Borrower would be permitted to borrow such amount pursuant to Subsection 2.1. If the amount that a Lender is required to remit is made available to Administrative Agent, then such payment to Administrative Agent shall constitute such Lender’s Revolving Credit Loan for all purposes of this Agreement. If such amount is not made available to Administrative Agent on the Business Day following the Borrowing Date, Administrative Agent will notify the Parent Borrower of such failure to fund and, upon demand by the Administrative Agent, the Borrowers shall pay such amount to the Administrative Agent for the Administrative Agent’s account, together with interest thereon for each day elapsed since the date of such borrowing, at a rate per annum equal to the interest rate applicable at the time to the Revolving Credit Loans composing such borrowing. 5.9 Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof occurring after the Closing Date shall make it unlawful for any Lender to make or maintain any Term SOFR Loans, Daily Rate Loans or Term CORRA Loans as contemplated by this Agreement (“Affected Loans”), (a) such Lender shall promptly give written notice of such circumstances to the Borrower Representative and the Administrative Agent (which notice shall be withdrawn whenever such circumstances no longer exist), (b) the commitment of such Lender hereunder to make Affected Loans, continue Affected Loans as such and convert an ABR Loan or Canadian Prime Rate Loan to an Affected Loan shall forthwith be cancelled and, until such time as it shall no longer be unlawful for such Lender to make or maintain such Affected Loans, such Lender shall then have a commitment only to make an ABR Loan or Canadian Prime Rate Loan (as applicable) (or a Swingline Loan) when an Affected Loan is requested and (c) such Lender’s Loans then outstanding as Affected Loans, if any, shall be converted automatically to ABR Loans or Canadian Prime Rate Loans, as applicable on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion or prepayment of an Affected Loan occurs on a day which is not the

129 last day of the then current Interest Period with respect thereto, the applicable Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Subsection 4.12. 5.10 Requirements of Law. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof applicable to any Lender or any Issuing Lender, or compliance by any Lender or any Issuing Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the Closing Date (or, if later, the date on which such Lender becomes a Lender or such Issuing Lender becomes an Issuing Lender): (i) shall subject such Lender or such Issuing Lender to any Tax of any kind whatsoever with respect to any Letter of Credit, any L/C Request, any Term SOFR Loans, Daily Rate Loans or any Term CORRA Loans made or maintained by it or its obligation to make or maintain Term SOFR Loans, Daily Rate Loans or Term CORRA Loans, or change the basis of taxation of payments to such Lender in respect thereof, in each case, except for Non- Excluded Taxes, Taxes imposed by FATCA and Taxes measured by or imposed upon the net income, or franchise Taxes, or Taxes measured by or imposed upon overall capital or net worth, or branch Taxes (in the case of such capital, net worth or branch Taxes, imposed in lieu of such net income Tax), of such Lender, such Issuing Lender or its applicable lending office, branch, or any affiliate thereof; (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Term SOFR Rate, Daily One Month Term SOFR Rate or Term CORRA Reference Rate, as the case may be, hereunder; or (iii) shall impose on such Lender or such Issuing Lender any other condition (excluding any tax of any kind whatsoever); and the result of any of the foregoing is to increase the cost to such Lender or such Issuing Lender, by an amount which such Lender or such Issuing Lender deems to be material, of making, converting into, continuing or maintaining Term SOFR Loans, Daily Rate Loans or Term CORRA Loans or issuing or participating in Letters of Credit or to reduce any amount receivable hereunder in respect thereof, then, in any such case, upon notice to the Parent Borrower from such Lender, through the Administrative Agent in accordance herewith, the applicable Borrower shall promptly pay such Lender or such Issuing Lender, upon its demand,

130 any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable with respect to such Term SOFR Loans, Daily Rate Loans, Term CORRA Loans, or Letters of Credit, provided that, in any such case, such Borrower may elect to convert the Term SOFR Loans, Daily Rate Loans and/or Term CORRA Loans made by such Lender hereunder to ABR Loans or Canadian Prime Rate Loans, as applicable, by giving the Administrative Agent at least one Business Day’s (or such shorter period as may be agreed by the Administrative Agent in its reasonable discretion) notice of such election, in which case such Borrower shall promptly pay to such Lender, upon demand, without duplication, amounts theretofore required to be paid to such Lender pursuant to this Subsection 4.10(a) and such amounts, if any, as may be required pursuant to Subsection 4.12. If any Lender becomes entitled to claim any additional amounts pursuant to this Subsection 4.10(a), it shall provide prompt notice thereof to the Parent Borrower, through the Administrative Agent, certifying (x) that one of the events described in this clause (a) has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount resulting from such event and (z) as to the additional amount demanded by such Lender and a reasonably detailed explanation of the calculation thereof. Such a certificate as to any additional amounts payable pursuant to this Subsection 4.10(a) submitted by such Lender, through the Administrative Agent, to the Parent Borrower shall be conclusive in the absence of manifest error. Notwithstanding anything to the contrary in this Subsection 4.10(a), the Borrowers shall not be required to compensate a Lender (i) pursuant to this Subsection 4.10(a) for any amounts incurred more than nine months prior to the date that such Lender notifies the Borrower Representative of such Lender’s intention to claim compensation therefor (except that, if the adoption of or change in any Requirement of Law or in the interpretation or application thereof giving rise to such increased costs or reductions is retroactive, then provided such Lender shall, within nine months of such adoption, change, interpretation or application, have notified the Borrower Representative of such Lender’s intention to claim compensation therefor, the nine-month period first referred to in this sentence shall be extended to include the period of retroactive effect thereof) and (ii) for any increased costs, if such Lender is applying this provision to the Borrowers in a manner that is inconsistent with its application of “increased cost” or other similar provisions under other credit agreements to similarly situated borrowers. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. (b) If any Lender or any Issuing Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or liquidity or in the interpretation or application thereof or compliance by such Lender or such Issuing Lender or any corporation controlling such Lender or such Issuing Lender with any request or directive regarding capital adequacy or liquidity (whether or not having the force of law) from any Governmental Authority, in each case, made subsequent to the Closing Date, does or shall have the effect of reducing the rate of return on such Lender’s or such corporation’s capital as a consequence of such Lender’s or such Issuing Lender’s obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such change or compliance (taking into consideration such Lender’s or such Issuing Lender’s or such corporation’s policies with respect to capital adequacy) by an amount deemed by such Lender or such Issuing Lender to be material, then from time to time, within ten Business Days after submission by such Lender to the Parent Borrower (with a copy

131 to the Administrative Agent) of a written request therefor certifying (x) that one of the events described in this clause (b) has occurred and describing in reasonable detail the nature of such event, (y) as to the reduction of the rate of return on capital resulting from such event and (z) as to the additional amount or amounts demanded by such Lender or such Issuing Lender or corporation and a reasonably detailed explanation of the calculation thereof, the applicable Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or corporation for such reduction. Such a certificate as to any additional amounts payable pursuant to this Subsection 4.10(b) submitted by such Lender, through the Administrative Agent, to the Parent Borrower shall be conclusive in the absence of manifest error. Notwithstanding anything to the contrary in this Subsection 4.10(b), the Borrowers shall not be required to compensate a Lender (i) pursuant to this Subsection 4.10(b) for any amounts incurred more than nine months prior to the date that such Lender notifies the Borrower Representative of such Lender’s intention to claim compensation therefor (except that, if the adoption of or change in any Requirement of Law or in the interpretation or application thereof giving rise to such increased costs or reductions is retroactive, then provided such Lender shall, within nine months of such adoption, change, interpretation or application, have notified the Borrower Representative of such Lender’s intention to claim compensation therefor, the nine-month period first referred to in this sentence shall be extended to include the period of retroactive effect thereof) and (ii) for any increased costs, if such Lender is applying this provision to the Borrowers in a manner that is inconsistent with its application of “increased cost” or other similar provisions under other credit agreements to similarly situated borrowers. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. (c) Notwithstanding anything herein to the contrary, the Dodd Frank Wall Street Reform and Consumer Protection Act, and all requests, rules, regulations, guidelines and directives promulgated thereunder or issued in connection therewith and all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, in each case shall be deemed to have been enacted, adopted or issued, as applicable, subsequent to the Closing Date for all purposes herein. 5.11 Taxes. (a) Except as provided below in this Subsection 4.11 or as required by law (which, for purposes of this Subsection 4.11, shall include FATCA), all payments made by or on behalf of the Borrowers under this Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of any Taxes; provided that if any Non- Excluded Taxes are required to be withheld or deducted from any amounts payable by such Borrower to any Agent or any Lender hereunder or under any Notes, the amounts so payable by such Borrower shall be increased so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Subsection 4.11), such Agent or such Lender receives an amount equal to the sum it would have received had no such deduction or withholding been made; provided, however, that each of the

132 Borrowers shall be entitled to deduct and withhold, and the Borrowers shall not be required to indemnify for, any Non-Excluded Taxes, and any such amounts payable by any Borrower to or for the account of any Agent or Lender shall not be increased if such Agent or Lender fails to comply with the requirements of clauses (b), (c) or (d) of this Subsection 4.11 or with the requirements of Subsection 4.13. Whenever any Non-Excluded Taxes are payable by any Borrower, as promptly as possible thereafter such Borrower shall send to the Administrative Agent for its own account or for the account of the respective Lender or Agent, as the case may be, a certified copy of an original official receipt received by such Borrower showing payment thereof. If any Borrower fails to pay any Non-Excluded Taxes when due to the appropriate Governmental Authority in accordance with applicable law or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, such Borrower shall indemnify the Administrative Agent, the Lenders and the Agents for any incremental Taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The agreements in this Subsection 4.11 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. (b) Each Agent and each Lender that is not a United States Person shall: (i) (1) on or before the date of any payment by any of the Borrowers under this Agreement or any Notes to, or for the account of, such Agent or Lender, deliver to the Borrowers and the Administrative Agent (A) two accurate and complete signed copies of Internal Revenue Service Forms W-8BEN-E (certifying that it is a resident of the applicable country within the meaning of the income tax treaty between the United States and that country) or Forms W-8ECI, or successor applicable form, as the case may be, in each case certifying that it is entitled to receive all payments under this Agreement and any Notes without deduction or withholding or at a reduced rate of deduction or withholding of any United States federal income taxes, and (B) such other forms, documentation or certifications, as the case may be, certifying that it is entitled to an exemption from United States backup withholding tax with respect to payments under this Agreement and any Notes; (2) deliver to the Borrowers and the Administrative Agent two further accurate and complete signed copies of any such forms or certifications provided in Subsection 4.11(b)(i)(1) on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form or certificate previously delivered by it to the Borrowers; and (3) obtain such extensions of time for filing and completing such forms or certifications as may reasonably be requested by any Borrower or the Administrative Agent; and

133 (4) deliver, to the extent legally entitled to do so, upon reasonable request by any Borrower, to the Borrower Representative and the Administrative Agent such other forms as may be reasonably required in order to establish the legal entitlement of such Lender to an exemption from, or reduction of, withholding with respect to payments under this Agreement and any Notes, provided that such Lender shall not be required to deliver any forms under this paragraph (4) if in such Lender’s reasonable judgment the completion, execution or delivery of such forms would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender; and (ii) in the case of any such Lender that is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code and is claiming the so- called “portfolio interest exemption”, (1) represent to the Borrowers and the Administrative Agent that it is not (A) a bank within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of any Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code; (2) deliver to the Borrowers on or before the date of any payment by any of the Borrowers with a copy to the Administrative Agent, (A) two certificates substantially in the form of Exhibit D hereto (any such certificate a “U.S. Tax Compliance Certificate”) and (B) two accurate and complete signed copies of Internal Revenue Service Forms W-8BEN-E, or successor applicable form, certifying to such Lender’s legal entitlement at the date of such form to an exemption from U.S. withholding tax under the provisions of Section 871(h) or Section 881(c) of the Code with respect to payments to be made under this Agreement and any Notes and (C) such other forms, documentation or certifications, as the case may be certifying that it is entitled to an exemption from United States backup withholding tax with respect to payments under this Agreement and any Notes (and shall also deliver to the Borrower Representative and the Administrative Agent two further accurate and complete signed copies of forms or certificates on or before the date it expires or becomes obsolete and after the occurrence of any event requiring a change in the most recently provided form or certificate and, if necessary and to the extent reasonably requested by the Borrower Representative or the Administrative Agent in writing, at the Borrowers’ sole cost and expense, apply to the applicable taxing authority for any extension of time available to the Administrative Agent for filing or completing such forms or certificates); and (3) deliver, to the extent legally entitled to do so, upon reasonable request by any Borrower, to the Borrowers and the

134 Administrative Agent such other forms as may be reasonably required in order to establish the legal entitlement of such Lender to an exemption from, or reduction of, withholding with respect to payments under this Agreement and any Notes, provided that in determining the reasonableness of a request under this clause (3) such Lender shall be entitled to consider the cost (to the extent unreimbursed by any of the Borrowers) which would be imposed on such Lender of complying with such request; or (iii) in the case of any such Agent or Lender that is a non-U.S. intermediary or flow-through entity for U.S. federal income tax purposes, (1) on or before the date of any payment by any of the Borrowers under this Agreement or any Notes to, or for the account of, such Agent or Lender, deliver to the Borrowers and the Administrative Agent two accurate and complete signed copies of Internal Revenue Service Forms W- 8IMY, or successor applicable form, and, if any beneficiary or member of such Lender is claiming the so-called “portfolio interest exemption”, (I) represent to the Borrowers and the Administrative Agent that such Agent or Lender is not (A) a bank within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of any Borrower” within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code, and (II) also deliver to the Borrowers and the Administrative Agent two U.S. Tax Compliance Certificates certifying to such Agent’s or Lender’s legal entitlement at the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Code with respect to payments to be made under this Agreement and any Notes; and (A) with respect to each beneficiary or member of such Agent or Lender that is not claiming the so-called “portfolio interest exemption”, also deliver to the Borrowers and the Administrative Agent (I) two accurate and complete signed copies of Internal Revenue Service Form W-8BEN-E (certifying that such beneficiary or member is a resident of the applicable country within the meaning of the income tax treaty between the United States and that country), Forms W-8ECI or Forms W-9, or successor applicable form, as the case may be, in each case so that each such beneficiary or member is entitled to receive all payments under this Agreement and any Notes without deduction or withholding or at a reduced rate of deduction or withholding of any United States federal income taxes and (II) such other forms, documentation or certifications, as the case may be, certifying that each such beneficiary or member is entitled to an exemption from United States backup withholding tax with respect to all payments under this Agreement and any Notes; and

135 (B) with respect to each beneficiary or member of such Lender that is claiming the so-called “portfolio interest exemption”, (I) represent to the Borrowers and the Administrative Agent that such beneficiary or member is not (1) a bank within the meaning of Section 881(c)(3)(A) of the Code, (2) a “10 percent shareholder” of any Borrower” within the meaning of Section 881(c)(3)(B) of the Code, or (3) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code, and (II) also deliver to the Borrower Representative and the Administrative Agent two U.S. Tax Compliance Certificates from each beneficiary or member and two accurate and complete signed copies of Internal Revenue Service Forms W-8BEN-E, or successor applicable form, certifying to such beneficiary’s or member’s legal entitlement at the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 871(h) or Section 881(c) of the Code with respect to payments to be made under this Agreement and any Notes, and (III) also delivers to Borrowers and the Administrative Agent such other forms, documentation or certifications, as the case may be, certifying that it is entitled to an exemption from United States backup withholding tax with respect to payments under this Agreement and any Notes; (2) deliver to the Borrowers and the Administrative Agent two further accurate and complete signed copies of forms, certificates or certifications referred to above on or before the date any such form, certificate or certification expires or becomes obsolete, or any beneficiary or member changes, and after the occurrence of any event requiring a change in the most recently provided form, certificate or certification and, if necessary and to the extent reasonably requested by the Borrower Representative or the Administrative Agent in writing, at the Borrowers’ sole cost and expense, apply to the applicable taxing authority for any extension of time available to the Administrative Agent for filing or completing such forms, certificates or certifications; and (3) deliver, to the extent legally entitled to do so, upon reasonable request by any Borrower, to the Borrowers and the Administrative Agent such other forms as may be reasonably required in order to establish the legal entitlement of such Agent or Lender (or beneficiary or member) to an exemption from, or reduction of, withholding with respect to payments under this Agreement and any Notes, provided that in determining the reasonableness of a request under this clause (iii) such Agent or Lender shall be entitled to consider the cost (to the extent unreimbursed by any of the Borrowers) which would be imposed on such Agent or Lender (or beneficiary or member) of complying with such request; unless in any such case (other than with respect to United States backup withholding tax) there has been a Change in Law which renders all such forms inapplicable or which would prevent

136 such Agent or such Lender (or such beneficiary or member) from duly completing and delivering any such form with respect to it and such Agent or such Lender so advises the Parent Borrower and the Administrative Agent. (c) Each Lender and each Agent, in each case that is a United States Person shall on or before the date of any payment by any Borrower under this Agreement or any Notes to such Lender or Agent, deliver to such Borrower Representative and the Administrative Agent two accurate and complete signed copies of Internal Revenue Service Forms W-9, or successor applicable form, certifying that such Lender or Agent is a United States Person and that such Lender or Agent is entitled to complete exemption from United States backup withholding tax. (d) Notwithstanding the foregoing, on or before the date of any payment by any of the Borrowers under this Agreement or any Notes to the Administrative Agent, the Administrative Agent shall, if the Administrative Agent is not a United States Person: (i) deliver to the Borrowers (A) two accurate and complete signed copies of Internal Revenue Service Forms W-8ECI, or successor applicable form, with respect to any amounts payable to the Administrative Agent for its own account, (B) two accurate and complete signed copies of Internal Revenue Service Forms W-8IMY, or successor applicable form, with respect to any amounts payable to the Administrative Agent for the account of others, certifying that it is a “U.S. branch” and that the payments it receives for the account of others are not effectively connected with the conduct of its trade or business in the United States and that it is using such form as evidence of its agreement with the Borrowers to be treated as a. United States Person with respect to such payments (and the Borrowers and the Administrative Agent agree to so treat the Administrative Agent as a United States Person with respect to such payments as contemplated by U.S. Treasury Regulation § 1.1441- 1(b)(2)(iv)) and (C) such other forms or certifications as may be sufficient under applicable law to establish that the Administrative Agent is entitled to receive any payment by any of the Borrowers under this Agreement or any Notes (whether for its own account or for the account of others) without deduction or withholding of any United States federal income taxes; (ii) deliver to the Borrowers two further accurate and complete signed copies of forms or certifications provided in Subsection 4.11(d)(i) on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form or certificate previously delivered by it to the Borrowers; and (iii) if necessary and to the extent reasonably requested by the Borrower Representative or the Administrative Agent in writing, at the Borrowers’ sole cost and expense, apply to the applicable taxing authority for

137 any extension of time available to the Administrative Agent for filing or completing such forms or certificates, unless in any such case (other than with respect to United States backup withholding tax) there has been a Change in Law which renders all such forms inapplicable or which would prevent the Administrative Agent from duly completing and delivering any such form with respect to it and the Administrative Agent so advises the Borrower Representative. (e) If a payment made to an Agent or a Lender under any Loan Document would be subject to U.S. federal withholding tax imposed by FATCA if such Agent or Lender were to fail to comply with the applicable reporting requirements of FATCA, such Agent or Lender shall deliver to the Administrative Agent and the Borrowers, at the time or times prescribed by law and at such time or times reasonably requested by the Administrative Agent or the Borrowers, such documentation prescribed by applicable law and such additional documentation reasonably requested by the Administrative Agent or the Borrowers as may be necessary for the Administrative Agent and the Borrowers to comply with their respective obligations (including any applicable reporting requirements) under FATCA, to determine whether such Agent or Lender has complied with such Agent’s or Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. For the avoidance of doubt, the Borrowers and the Administrative Agent shall be permitted to withhold any Taxes imposed by FATCA. (f) For purposes of this Subsection 4.11 and for purposes of Subsection 4.13, the term “Lender” includes any Issuing Lender. (g) The Borrowers shall indemnify each Agent and Lender, within 10 days after demand therefor, for the full amount of any Non-Excluded Taxes (including Non-Excluded Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Agent or Lender or required to be withheld or deducted from a payment to such Agent or Lender and any reasonable expenses arising therefrom or with respect thereto, whether or not such Non-Excluded Taxes were correctly or legally imposed by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or Agent (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. 5.12 Indemnity. Each Borrower agrees, jointly and severally, to indemnify each Lender in respect of Extensions of Credit made, or requested to be made, to the Borrowers and to hold each such Lender harmless from any loss or expense which such Lender may sustain or incur (other than through such Lender’s gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and nonappealable decision) as a consequence of (a) default by such Borrower in making a borrowing of, conversion into or continuation of Term SOFR Loans, Daily Rate Loans or Term CORRA Loans after the Parent Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by such Borrower in making any prepayment or conversion of Term SOFR Loans, Daily Rate

138 Loans or Term CORRA Loans after the Borrower Representative has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a payment or prepayment of Term SOFR Loans, Daily Rate Loans or Term CORRA Loans or the conversion of Term SOFR Loans, Daily Rate Loans or Term CORRA Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or converted, or not so borrowed, converted or continued, for the period from the date of such prepayment or conversion or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of Daily Rate Loans, the one month interest period applicable thereto) (or, in the case of a failure to borrow, convert or continue, the Interest Period (or, in the case of Daily Rate Loans, the one month interest period applicable thereto) that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Term SOFR Loans, Daily Rate Loans or Term CORRA Loans, as applicable, provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank secured overnight financing market. If any Lender becomes entitled to claim any amounts under the indemnity contained in this Subsection 4.12, it shall provide prompt notice thereof to the Parent Borrower, through the Administrative Agent, certifying (x) that one of the events described in clause (a), (b) or (c) has occurred and describing in reasonable detail the nature of such event, (y) as to the loss or expense sustained or incurred by such Lender as a consequence thereof and (z) as to the amount for which such Lender seeks indemnification hereunder and a reasonably detailed explanation of the calculation thereof. Such a certificate as to any indemnification pursuant to this Subsection 4.12 submitted by such Lender, through the Administrative Agent, to the Parent Borrower shall be conclusive in the absence of manifest error. The Parent Borrower shall pay (or cause the relevant Borrower to pay) such Lender the amount shown as due on any such certificate within five Business Days after receipt thereof. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. 5.13 Certain Rules Relating to the Payment of Additional Amounts. (a) [Reserved]. (b) If a Lender changes its applicable lending office (other than (i) pursuant to clause (c) below or (ii) after an Event of Default under Subsection 9.1(a) or 9.1(f) has occurred and is continuing) and the effect of such change, as of the date of such change, would be to cause any of the Borrowers to become obligated to pay any additional amount under Subsection 4.10 or 4.11, such Borrower shall not be obligated to pay such additional amount. (c) If a condition or an event occurs which would, or would upon the passage of time or giving of notice, result in the payment of any additional amount to any Lender or Agent by any of the Borrowers pursuant to Subsection 4.10 or 4.11 or result in Affected Loans or commitments to make Affected Loans being automatically converted to ABR Loans or

139 commitments to make ABR Loans, as the case may be, pursuant to Subsection 4.9, such Lender or Agent shall promptly notify the Parent Borrower and the Administrative Agent and shall take such steps as may reasonably be available to it to mitigate the effects of such condition or event (which shall include efforts to rebook the Loans held by such Lender at another lending office, or through another branch or an affiliate, of such Lender); provided that such Lender shall not be required to take any step that, in its reasonable judgment, would be materially disadvantageous to its business or operations or would require it to incur additional costs (unless the Parent Borrower agrees to reimburse such Agent or Lender for the reasonable incremental out-of-pocket costs thereof). (d) If any of the Borrowers shall become obligated to pay additional amounts pursuant to Subsection 4.10 or 4.11 and any affected Lender shall not have promptly taken steps necessary to avoid the need for payments under Subsection 4.10 or 4.11 or if Affected Loans or commitments to make Affected Loans are automatically converted to ABR Loans or commitments to make ABR Loans, as the case may be, under Subsection 4.9 and any affected Lender shall not have promptly taken steps necessary to avoid the need for such conversion under Subsection 4.9, the Parent Borrower, the applicable Borrower shall have the right, for so long as such obligation remains, with the assistance of the Administrative Agent to seek one or more substitute Lenders reasonably satisfactory to the Administrative Agent and such Borrower to purchase the affected Loan, in whole or in part, at an aggregate price no less than such Loan’s principal amount plus accrued interest, and assume the affected obligations under this Agreement. In the case of the substitution of a Lender, then, the Parent Borrower, any other applicable Borrower, the Administrative Agent, the affected Lender, and any substitute Lender shall execute and deliver an appropriately completed Assignment and Acceptance pursuant to Subsection 11.6(b) to effect the assignment of rights to, and the assumption of obligations by, the substitute Lender; provided that any fees required to be paid by Subsection 11.6(b) in connection with such assignment shall be paid by the Parent Borrower or the substitute Lender. In the case of a prepayment of an affected Loan, the amount specified in the notice shall be due and payable on the date specified therein, together with any accrued interest to such date on the amount prepaid. In the case of each of the substitution of a Lender and of the prepayment of an affected Loan, the applicable Borrower shall first pay the affected Lender any additional amounts owing under Subsections 4.10 and 4.11 (as well as any commitment fees and other amounts then due and owing to such Lender, including any amounts under this Subsection 4.13) prior to such substitution or prepayment. In the case of the substitution of a Lender pursuant to this Subsection 4.13(d) or Subsection 4.15(c)(i), if the Lender being replaced does not execute and deliver to the Administrative Agent a duly completed Assignment and Acceptance and/or any other documentation necessary to reflect such replacement by the later of (a) the date on which the assignee Lender executes and delivers such Assignment and Acceptance and/or such other documentation and (b) the date as of which all obligations of the Borrowers owing to such replaced Lender relating to the Loans and participations so assigned shall be paid in full by the assignee Lender and/or the Borrower Representative to such Lender being replaced, then the Lender being replaced shall be deemed to have executed and delivered such Assignment and Acceptance and/or such other documentation as of such date and the applicable Borrower shall be entitled (but not obligated) to execute and deliver such Assignment and Acceptance and/or such other documentation on behalf of such Lender.

140 (e) If any Agent or any Lender receives a refund directly attributable to Taxes for which any of the Borrowers has made additional payments pursuant to Subsection 4.10(a) or 4.11(a), such Agent or such Lender, as the case may be, shall promptly pay such refund (together with any interest with respect thereto received from the relevant taxing authority, but net of any reasonable cost incurred in connection therewith) to such Borrower; provided, however, that such Borrower agrees promptly to return such refund (together with any interest with respect thereto due to the relevant taxing authority) to such Agent or the applicable Lender, as the case may be, upon receipt of a notice that such refund is required to be repaid to the relevant taxing authority. Notwithstanding anything to the contrary in this paragraph (e), in no event will any Agent of any Lender be required to pay any amount to any Borrower pursuant to this paragraph (e) the payment of which would place such Agent or Lender in a less favorable net after-Tax position than such Agent or Lender would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any Agent or Lender to make available its Tax returns (or related work papers and advice prepared by outside advisors) any Borrower or to any other Person (f) The obligations of any Agent, Lender or Participant under this Subsection 4.13 shall survive the termination of this Agreement and the payment of the Loans and all amounts payable hereunder. 5.14 Controls on Prepayment if Aggregate Outstanding Credit Exceeds Aggregate Revolving Credit Loan Commitments. (a) In addition to the provisions set forth in Subsection 4.4(b), the Parent Borrower will implement and maintain internal controls to monitor the borrowings and repayments of Loans by the Borrowers and the issuance of and drawings under Letters of Credit, with the object of (A) preventing any request for an Extension of Credit that would result in (i) the Aggregate Outstanding Credit with respect to all of the Revolving Credit Lenders (including the Swingline Lender) being in excess of the aggregate Commitments then in effect or (ii) any other circumstance under which an Extension of Credit would not be permitted pursuant to Subsection 2.1(a) and of (B) promptly identifying any circumstance where, by reason of changes in exchange rates, the Aggregate Outstanding Credit with respect to all of the Revolving Credit Lenders (including the Swingline Lender) exceeds the aggregate Commitments then in effect. (b) The Administrative Agent will calculate the Aggregate Outstanding Credit with respect to all of (A) the Revolving Credit Lenders and (B) the Lenders (in each case, including the Swingline Lender) from time to time, and in any event not less frequently than once during each calendar week. In making such calculations, the Administrative Agent will rely on the information most recently received by it from the Swingline Lender in respect of outstanding Swingline Loans and from the Issuing Lenders in respect of outstanding L/C Obligations.

141 5.15 Defaulting Lenders. Notwithstanding anything contained in this Agreement to the contrary, if any Revolving Credit Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Revolving Credit Lender is a Defaulting Lender: (a) no commitment fee shall accrue for the account of a Defaulting Lender so long as such Lender shall be a Defaulting Lender (except to the extent it is payable to the Issuing Lender pursuant to clause (d)(v) below); (b) in determining the Required Lenders or Supermajority Lenders, any Lender that at the time is a Defaulting Lender (and the Revolving Credit Loans and/or Commitment of such Defaulting Lender) shall be excluded and disregarded; (c) the Parent Borrower shall have the right, at its sole expense and effort, (i) to seek one or more Persons reasonably satisfactory to the Administrative Agent and the Parent Borrower to each become a substitute Revolving Credit Lender and assume all or part of the Commitment of any Defaulting Lender and the Parent Borrower, the Administrative Agent and any such substitute Revolving Credit Lender shall execute and deliver, and such Defaulting Lender shall thereupon be deemed to have executed and delivered, an appropriately completed Assignment and Acceptance to effect such substitution or (ii) so long as no Event of Default then exists or will exist immediately after giving effect to the respective prepayment, upon notice to the Administrative Agent, to prepay the Loans and, at the Parent Borrower’s option, terminate the Commitments of such Defaulting Lender, in whole or in part, without premium or penalty; (d) if any Swingline Exposure exists or any L/C Obligations exist at the time a Revolving Credit Lender becomes a Defaulting Lender then: (i) all or any part of such Swingline Exposure and L/C Obligations shall be re-allocated among the Non-Defaulting Lenders in accordance with their respective Commitment Percentages but only to the extent the sum of all Non-Defaulting Lenders’ Revolving Exposures plus such Defaulting Lender’s Swingline Exposure and L/C Obligations does not exceed the total of all Non-Defaulting Lenders’ Commitments; (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrowers shall within one Business Day following notice by the Administrative Agent (x) first, prepay such Defaulting Lender’s Swingline Exposure and (y) second, cash collateralize such Defaulting Lender’s L/C Obligations (after giving effect to any partial reallocation pursuant to clause (i) above) on terms reasonably satisfactory to the Administrative Agent for so long as such L/C Obligations are outstanding;

142 (iii) if any portion of such Defaulting Lender’s L/C Obligations is cash collateralized pursuant to clause (ii) above, the Borrowers shall not be required to pay the L/C Fee for participation with respect to such portion of such Defaulting Lender’s L/C Exposure so long as it is cash collateralized; (iv) if any portion of such Defaulting Lender’s L/C Obligations is reallocated to the Non-Defaulting Lenders pursuant to clause (i) above, then the letter of credit commission with respect to such portion shall be allocated among the Non-Defaulting Lenders in accordance with their Commitment Percentages; or (v) if any portion of such Defaulting Lender’s L/C Obligations is neither cash collateralized nor reallocated pursuant to this Subsection 4.15(d), then, without prejudice to any rights or remedies of the Issuing Lender or any Revolving Credit Lender hereunder, the commitment fee that otherwise would have been payable to such Defaulting Lender (with respect to the portion of such Defaulting Lender’s Commitment that was utilized by such L/C Obligations) and the letter of credit commission payable with respect to such Defaulting Lender’s L/C Obligations shall be payable to the Issuing Lender until such L/C Obligations are cash collateralized and/or reallocated; (e) so long as any Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Lender shall not be required to issue, amend or increase any Letter of Credit, unless they are respectively satisfied that the related exposure will be 100% covered by the Commitments of the Non-Defaulting Lenders and/or cash collateralized on terms reasonably satisfactory to the Administrative Agent, and participations in any such newly issued or increased Letter of Credit or newly made Swingline Loan shall be allocated among Non-Defaulting Lenders in accordance with their respective Commitment Percentages (and Defaulting Lenders shall not participate therein); (f) any amount payable to such Defaulting Lender hereunder (whether on account of principal, interest, fees or otherwise and including any amount that would otherwise be payable to such Defaulting Lender pursuant to Subsection 11.7) may, in lieu of being distributed to such Defaulting Lender, be retained by the Administrative Agent in a segregated non-interest bearing account and, subject to any applicable Requirements of Law, be applied at such time or times as may be determined by the Administrative Agent (i) first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder, (ii) second, pro rata, to the payment of any amounts owing by such Defaulting Lender to the Issuing Lender or Swingline Lender hereunder, to the extent the portion of a Letter of Credit Disbursement was required to be, but was not, paid by such Defaulting Lender, (iii) third, to the funding of any Loan or the funding or cash collateralization of any participation in any Swingline Loan or Letter of Credit in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent, (iv) fourth, if so determined by the

143 Administrative Agent and the Parent Borrower, held in such account as cash collateral for future funding obligations of such Defaulting Lender under this Agreement, (v) fifth, pro rata, to the payment of any amounts owing to the Borrowers or the Lenders as a result of any judgment of a court of competent jurisdiction obtained by Borrower or any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement and (vi) sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is (x) a prepayment of the principal amount of any Loans or Reimbursement Obligations in respect of L/C Disbursements in respect of which a Defaulting Lender has funded its participation obligations and (y) made at a time when the conditions set forth in Subsection 6.2 are satisfied, such payment shall be applied solely to prepay the Loans of, and Reimbursement Obligations owed to, all Non-Defaulting Lenders pro rata prior to being applied to the prepayment of any Loans, or Reimbursement Obligations owed to, any Defaulting Lender; and (g) In the event that the Administrative Agent, the Borrower Representative, each applicable Issuing Lender or the Swingline Lender, as the case may be, each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure and L/C Obligations of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Commitment Percentage. The rights and remedies against a Defaulting Lender under this Subsection 4.15 are in addition to other rights and remedies that the Borrowers, the Administrative Agent, the Issuing Lenders, the Swingline Lender and the Non-Defaulting Lenders may have against such Defaulting Lender. The arrangements permitted or required by this Subsection 4.15 shall be permitted under this Agreement, notwithstanding any limitation on Liens or the pro rata sharing provisions or otherwise. (h) Additionally, Issuing Lender shall have no obligation to issue or extend a Letter of Credit if (A) any order, judgment, or decree of any Governmental Authority or arbitrator shall, by its terms, purport to enjoin or restrain Issuing Lender from issuing such Letter of Credit, or any law applicable to Issuing Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over Issuing Lender shall prohibit or request that Issuing Lender refrain from the issuance of letters of credit generally or such Letter of Credit in particular, (B) the issuance of such Letter of Credit would violate one or more policies of Issuing Lender applicable to letters of credit generally, or (C) if amounts demanded to be paid under any Letter of Credit will not or may not be in United States Dollars (or any Designated Foreign Currency in which such Letter of Credit was originally issued). 5.16 Cash Management. (a) Annexed hereto as Schedule 4.16(a), as the same may be modified from time to time by notice to the Administrative Agent, is a schedule of all DDAs and Concentration Accounts that are maintained by the Loan Parties, which schedule includes, with respect to each

144 depository (i) the name and address of such depository; (ii) the account number(s) (and account name(s) of such account(s)) maintained with such depository; and (iii) a contact person at such depository. (b) Except as otherwise agreed by the Administrative Agent, each Loan Party shall (i) within 120 days after the Closing Date, establish and maintain their DDAs and Concentration Accounts with Wells Fargo, one of its affiliates or another bank reasonably acceptable to the Administrative Agent, (ii) deliver to the Administrative Agent notifications executed on behalf of each such Loan Party to each depository institution with which any DDA (other than Excluded Accounts) is maintained, in form reasonably satisfactory to the Administrative Agent of the Administrative Agent’s interest in such DDA, (iii) instruct each depository institution for a DDA (other than Excluded Accounts) in excess of the Target Amount (individually or in the aggregate with all other DDAs) and available at the close of each Business Day in such DDA to be swept to one of the Loan Parties’ Concentration Accounts no less frequently than on a daily basis, such instructions to be irrevocable unless otherwise agreed to by the Administrative Agent, (iv) enter into a blocked account agreement (each, a “Blocked Account Agreement”), in form reasonably satisfactory to the Administrative Agent, with the Administrative Agent or the Collateral Agent and any bank with which such Loan Party maintains a Concentration Account into which the DDAs (other than Excluded Accounts) are swept (each such account of a Loan Party that is a Borrower or a Subsidiary Guarantor, a “Blocked Account” and collectively, the “Blocked Accounts”), covering each such Concentration Account maintained with such bank, and (v) within 180 days of the Closing Date, (A) instruct all Account Debtors of such Loan Party that remit payments of Accounts of such Account Debtor regularly by check pursuant to arrangements with such Loan Party to remit all such payments to the applicable “P.O. Boxes” or “Lockbox Addresses” with respect to the applicable DDA or Concentration Account, which remittances shall be collected by the applicable bank and deposited in the applicable DDA or Concentration Account or (B) cause the checks of any such Account Debtors to be deposited in the applicable DDA or Concentration Account within two Business Days after such check is received by such Loan Party. All amounts received by Ultimate Parent or any of its Domestic Subsidiaries that is a Loan Party in respect of any Account, in addition to all other cash received from any other source, shall upon receipt of such amount or cash (other than any such amount (i) to be deposited in Excluded Accounts or (ii) cash excluded from the Collateral pursuant to any Security Document) be deposited into a DDA (other than an Excluded Account) or Concentration Account. Each Loan Party agrees that it will not cause proceeds of such DDAs (other than Excluded Accounts) to be otherwise redirected. (c) Each Blocked Account Agreement shall require, after the occurrence and during the continuance of an Event of Default or a Dominion Event, the ACH or wire transfer no less frequently than once per Business Day (unless the Commitments have been terminated and the monetary obligations hereunder then due and owing and under the other Loan Documents have been paid in full and all Letters of Credit have either been terminated or expired (unless cash collateralized or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent)), of all available cash balances and cash receipts, including the then contents or then entire ledger balance of each Blocked Account net of such minimum balance (not to exceed $1,500,000 per account or $5,000,000 in the aggregate), if any, required by the bank at which

145 such Blocked Account is maintained to an account maintained by the Administrative Agent at Wells Fargo (or any of its affiliates or another bank of recognized standing reasonably selected by the Administrative Agent with the reasonable consent of the Parent Borrower) (the “Core Concentration Account”). Each Loan Party agrees that it will not cause proceeds of any Blocked Account to be otherwise redirected. (d) In the event that there is a Dominion Event but an Event of Default has not occurred and been continuing, all collected amounts received in the Core Concentration Account shall be distributed and applied on a daily basis in the following order (in each case, to the extent the Administrative Agent has actual knowledge of the amounts owing or outstanding as described below and after giving effect to the application of any such amounts constituting proceeds from any Collateral otherwise required to be applied pursuant to the terms of the respective Security Document or the Intermediator Agreement): (1) first, to the payment (on a ratable basis) of any outstanding expenses actually due and payable to the Administrative Agent, the Collateral Agent, under any of the Loan Documents and to repay or prepay outstanding Revolving Credit Loans advanced by the Administrative Agent; (2) second, to the extent all amounts referred to in preceding clause (1) have been paid in full, to pay (on a ratable basis) all outstanding expenses actually due and payable to each Issuing Lender under any of the Loan Documents and to repay all outstanding Unpaid Drawings and all interest thereon; (3) third, to the extent all amounts referred to in preceding clauses (1) and (2) have been paid in full, to pay (on a ratable basis) all accrued and unpaid interest actually due and payable on the Revolving Credit Loans and all accrued and unpaid Fees actually due and payable to the Administrative Agent the Issuing Lenders and the Lenders under any of the Loan Documents; (4) fourth, to the extent all amounts referred to in preceding clauses (1) through (3), inclusive, have been paid in full, to repay (on a ratable basis) the outstanding principal of Revolving Credit Loans (whether or not then due and payable); (5) fifth, to the extent all amounts referred to in preceding clauses (1) through (4), inclusive, have been paid in full, to pay (on a ratable basis) all outstanding obligations of the Borrowers then due and payable to the Administrative Agent, the Collateral Agent, and the Lenders under this Agreement; and (6) sixth, to the extent all amounts referred to in preceding clauses (1) through (5), inclusive, have been paid in full, to pay (on a ratable basis) all other outstanding obligations of the Borrowers then due and payable to the Administrative Agent, the Collateral Agent, and the Lenders under any of the Loan Documents. This Subsection 4.16(d) may be amended (and the Lenders hereby irrevocably authorize the Administrative Agent to enter into such amendments) to the extent necessary to reflect differing amounts payable, and priorities of payments, to Lenders participating in any new classes or tranches of loans added pursuant to Subsections 2.6, 2.7 and 2.8, as applicable, in accordance with Subsection 11.1(d). In the event there is a Dominion Event and an Event of Default has occurred and been continuing, all collected amounts received in the Core Concentration Account shall be distributed and applied on a daily basis as contemplated by Subsection 10.15. (e) If, at any time after the occurrence and during the continuance of an Event of Default or a Dominion Event as to which the Administrative Agent has notified the Borrower Representative, any cash, Cash Equivalents or Temporary Cash Investments owned by any Loan Party (other than (i) de minimis cash, Cash Equivalents or Temporary Cash Investments from time to time inadvertently misapplied by any Loan Party, (ii) cash and Cash Equivalents

146 deposited or to be deposited in an Excluded Account and (iii) cash, Cash Equivalents or Temporary Cash Investments that are (or are in any account that is) excluded from the Collateral pursuant to any Security Document, including Excluded Assets and (iv) cash, Cash Equivalents or Temporary Cash Investments in the Asset Sales Proceeds Account (as defined in the Intercreditor Agreement, if any) are deposited to any account, or held or invested in any manner, otherwise than in a Blocked Account subject to a Blocked Account Agreement (or a DDA which is swept daily to such Blocked Account), the Administrative Agent shall be entitled to require the applicable Loan Party to close such account and have all funds therein transferred to a Blocked Account, and to cause all future deposits to be made to a Blocked Account. (f) The Borrowers and Subsidiary Guarantors, respectively, may close DDAs or Concentration Accounts and/or open new DDAs or new Concentration Accounts, subject to, in the case of any new Concentration Account, (i) the contemporaneous execution and delivery to the Administrative Agent of a Blocked Account Agreement consistent with the provisions of this Subsection 4.16 with respect to each such new Concentration Account or (ii) other arrangements reasonably satisfactory to the Administrative Agent. (g) The Core Concentration Account shall at all times be under the sole dominion and control of the Administrative Agent. Each Loan Party hereby acknowledges and agrees that, except to the extent otherwise provided in the Guarantee and Collateral Agreement or the Intercreditor Agreement (x) such Loan Party has no right of withdrawal from the Core Concentration Account, (y) the funds on deposit in the Core Concentration Account shall at all times continue to be collateral security for all of the Obligations of the Loan Parties hereunder and under the other Loan Documents, and (z) the funds on deposit in the Core Concentration Account shall be applied as provided in this Agreement and the Intercreditor Agreement. In the event that, notwithstanding the provisions of this Subsection 4.16, any Loan Party receives or otherwise has dominion and control of any proceeds or collections required to be transferred to the Core Concentration Account pursuant to Subsection 4.16(c), such proceeds and collections shall be held in trust by such Loan Party for the Administrative Agent, shall not be commingled with any of such Loan Party’s other funds or deposited in any account of such Loan Party (other than any bank account by which such Borrower or Subsidiary Guarantor received or acquired dominion or control over such proceeds and collections or with any funds in such bank account) and shall promptly be deposited into the Core Concentration Account or dealt with in such other fashion as such Loan Party may be instructed by the Administrative Agent. (h) So long as (x) no Event of Default has occurred and is continuing or (y) no Dominion Event has occurred and is continuing, the Loan Parties may direct, and shall have sole control over, the manner of disposition of funds in the Blocked Accounts. (i) Any amounts held or received in the Core Concentration Account (including all interest and other earnings with respect hereto, if any) at any time (x) when all of the monetary obligations due and owing hereunder and under the other Loan Documents have been satisfied or (y) all Events of Default and Dominion Events have been cured or waived, shall (subject in the

147 case of clause (x) to the provisions of the Intercreditor Agreement), be remitted to the operating bank account of the applicable Borrower. (j) Notwithstanding anything herein to the contrary, the Loan Parties shall be deemed to be in compliance with the requirements set forth in this Subsection 4.16 during the initial sixty (60) day period commencing on the Closing Date to the extent that the arrangements described above are established and effective not later than the date that is 60 days following the Closing Date or such later date as the Administrative Agent, in its sole discretion, may agree. (k) In the event that a Loan Party acquires new demand deposit accounts or new concentration accounts in connection with an acquisition, the Parent Borrower will procure that such Loan Party shall within sixty (60) days of the date of such acquisition (or such longer period as may be agreed by the Administrative Agent) cause such new demand deposit accounts or new concentration accounts to comply with the applicable requirements of Subsection 4.16(b) (including, with respect to any new concentration account, by entering into a Blocked Account Agreement) or shall enter into other arrangements consistent with the provisions of this Subsection 4.16 and otherwise reasonably satisfactory to the Administrative Agent with respect to such new or acquired concentration accounts or DDAs. SECTION 6 Representations and Warranties To induce the Administrative Agent and each Lender to make the Extensions of Credit requested to be made by it on the Closing Date and on each Borrowing Date thereafter, each of Ultimate Parent and the Parent Borrower with respect to itself and its respective Restricted Subsidiaries, hereby represents and warrants, on the Closing Date, in each case after giving effect to the Transactions (solely to the extent required to be true and correct for such Extension of Credit pursuant to Subsection 6.1), and on every Borrowing Date thereafter on which an Extension of Credit is made (solely to the extent required to be true and correct for such Extension of Credit pursuant to Subsection 6.2) to the Administrative Agent and each Lender that: 6.1 Financial Condition. (a) The audited consolidated balance sheets of Holdings as of September 30, 2019, September 30, 2018 and September 30, 2017 and the consolidated statements of income, parent company equity and cash flows for the Fiscal Years ended September 30, 2019, September 30, 2018 and September 30, 2017, reported on by and accompanied by unqualified reports from Deloitte & Touche LLP, present fairly, in all material respects, the consolidated financial condition as at such date, and the consolidated statements of operations and consolidated cash flows for the respective Fiscal Years then ended, of the Business. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby (except as approved by a Responsible Officer, and disclosed in any such schedules and notes, and subject to the omission of footnotes from such unaudited financial statements). During the period from September 30,

148 2019 to and including the Closing Date, except as permitted under this Agreement, there has been no sale, transfer or other disposition by the Business of any material part of its business or property and no purchase or other acquisition by the Business of any business or property (including any Capital Stock of any other Person) material in relation to the consolidated financial condition of the Business, taken as a whole, in each case, which is not reflected in the foregoing financial statements or in the notes thereto and has not otherwise been disclosed in writing to the Lenders on or prior to the Closing Date. (b) Except as set forth in the financial statements referred to in Subsection 5.1(a), there are no liabilities of any Loan Party of any kind, whether accrued, contingent, absolute, determined, determinable or otherwise, which could reasonably be expected to result in a Material Adverse Effect. (c) The Projections have been prepared by management of Ultimate Parent in good faith based upon assumptions believed by management to be reasonable at the time of preparation thereof (it being understood that such Projections, and the assumptions on which they were based, may or may not prove to be correct). As of the Closing Date, the information included in the Beneficial Ownership Certification is true and correct in all respects. 6.2 No Change; Solvent. Since September 30, 2019, except as and to the extent disclosed on Schedule 5.2, there has been no development or event relating to or affecting any Loan Party which has had or would be reasonably expected to have a Material Adverse Effect (after giving effect to (i) the consummation of the Transactions, (ii) the making of the Extensions of Credit to be made on the Closing Date and the application of the proceeds thereof as contemplated hereby, and (iii) the payment of actual or estimated fees, expenses, financing costs and tax payments related to the transactions contemplated hereby). Since September 30, 2019, except as otherwise permitted under this Agreement and each other Loan Document, no dividends or other distributions have been declared, paid or made upon the Capital Stock of the Parent Borrower, nor has any of the Capital Stock of the Parent Borrower been redeemed, retired, purchased or otherwise acquired for value by the Parent Borrower or any of its Restricted Subsidiaries. After giving effect to the execution and delivery of this Agreement and the borrowing of any Revolving Credit Loans or other extensions of credit hereunder on the Closing Date (if any) or on any other date this representation is required to be made pursuant to this Agreement (on a pro forma basis giving effect to the transactions that required this representation to be made), the Parent Borrower and its Restricted Subsidiaries, on a consolidated basis, are Solvent. 6.3 Corporate Existence; Compliance with Law. Each of the Loan Parties (a) is duly organized, validly existing and (to the extent applicable in the relevant jurisdiction) in good standing under the laws of the jurisdiction of its incorporation or formation, except (other than with respect to any Borrower), to the extent that the failure to be in good standing would not reasonably be expected to have a Material Adverse Effect, (b) has the corporate or other organizational power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, except to the extent that the failure to have such legal right would not be reasonably expected to

149 have a Material Adverse Effect, (c) is duly qualified as a foreign corporation or limited liability company and (to the extent applicable in the relevant jurisdiction) in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and (to the extent applicable) in good standing would not be reasonably expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith would not, in the aggregate, be reasonably expected to have a Material Adverse Effect. 6.4 Corporate Power; Authorization; Enforceable Obligations. Each Loan Party has the corporate or other organizational power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of each of the Borrowers, to obtain Extensions of Credit hereunder, and each such Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of each of the Borrowers, to authorize the Extensions of Credit to it, if any, on the terms and conditions of this Agreement, any Notes and the L/C Requests. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Loan Party in connection with the execution, delivery, performance, validity or enforceability of the Loan Documents to which it is a party or, in the case of each of the Borrowers, with the Extensions of Credit to it, if any, hereunder, except for (a) consents, authorizations, notices and filings described in Schedule 5.4, all of which have been obtained or made prior to the Closing Date, (b) filings to perfect the Liens created by the Security Documents, and (c) consents, authorizations, notices and filings in connection with the Assignment of Claims Act of 1940, as amended (31 U.S.C. § 3727 et seq.) or the Financial Administration Act (Canada), as applicable, in respect of Contracts (as defined in the applicable Guarantee and Collateral Agreement), Accounts (as defined in the applicable Guarantee and Collateral Agreement) or receivables of Holdings, the Parent Borrower and its Restricted Subsidiaries the obligor in respect of which is the United States of America or Canada, or, in each case, any department, agency or instrumentality thereof and (d) consents, authorizations, notices and filings which the failure to obtain or make would not reasonably be expected to have a Material Adverse Effect. This Agreement has been duly executed and delivered by Ultimate Parent and each Borrower, and each other Loan Document to which any Loan Party is a party will be duly executed and delivered on behalf of such Loan Party. This Agreement constitutes a legal, valid and binding obligation of Ultimate Parent and each of the Borrowers and each other Loan Document to which any Loan Party is a party when executed and delivered will constitute a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium, arrangement or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). 6.5 No Legal Bar. The execution, delivery and performance of the Loan Documents by any of the Loan Parties, the Extensions of Credit hereunder and the use of the proceeds thereof (a) will not violate any Requirement of Law or Contractual Obligation of such Loan Party in any respect that would reasonably be expected to have a Material Adverse Effect and (b) will not result in, or require the creation or imposition of any Lien (other than Liens securing the

150 Obligations or otherwise permitted under this Agreement) on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation. 6.6 No Material Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of Ultimate Parent and the Parent Borrower, threatened by or against Ultimate Parent or any of its Restricted Subsidiaries or against any of their respective properties or revenues, (a) except as described on Schedule 5.6, which is so pending or threatened at any time on or prior to the Closing Date and relates to any of the Loan Documents or any of the transactions contemplated hereby or thereby or (b) which would be reasonably expected to have a Material Adverse Effect. 6.7 No Default. Neither Ultimate Parent nor any of its Restricted Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which would be reasonably expected to have a Material Adverse Effect. Since the Closing Date, no Default or Event of Default has occurred and is continuing. 6.8 Ownership of Property; Liens. Each of Ultimate Parent and its Restricted Subsidiaries has good title in fee simple to, or a valid leasehold interest in, all its material real property located in the United States of America and Canada, and good title to, or a valid leasehold interest in, all its other material property located in the United States of America and Canada, except those for which the failure to have such good title or such leasehold interest would not be reasonably expected to have a Material Adverse Effect, and none of such real or other property is subject to any Lien, except for Permitted Liens. 6.9 Intellectual Property. Ultimate Parent and each of its Restricted Subsidiaries owns beneficially, or has the legal right to use, all United States and foreign patents, patent applications, trademarks, trademark applications, trade names, copyrights, and rights in know- how and processes necessary for each of them to conduct its business as currently conducted (the “Intellectual Property”) except for those the failure to own or have such legal right to use would not be reasonably expected to have a Material Adverse Effect. Except as provided on Schedule 5.9, no claim has been asserted and is pending by any Person against Ultimate Parent or any of its Restricted Subsidiaries challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does Ultimate Parent or the Parent Borrower know of any such claim, and, to the knowledge of Ultimate Parent and the Parent Borrower, the use of such Intellectual Property by Ultimate Parent and its Restricted Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements which in the aggregate, would not be reasonably expected to have a Material Adverse Effect. 6.10 [Reserved]. 6.11 Taxes. To the knowledge of Ultimate Parent and the Parent Borrower, (1) each of Ultimate Parent, Holdings, the Parent Borrower and its Restricted Subsidiaries has filed or caused to be filed all material tax returns which are required to be filed by it and has paid (a) all Taxes shown to be due and payable on such returns and (b) all Taxes shown to be due and payable on any assessments of which it has received notice made against it or any of its property and all other Taxes imposed on it or any of its property by any Governmental Authority; and (2)

151 no Tax Liens have been filed (except for Liens for Taxes not yet due and payable), and no claim is being asserted in writing, with respect to any such Taxes (in each case under the preceding clauses (1) and (2) other than in respect of any such (i) Taxes with respect to which the failure to pay, in the aggregate, would not have a Material Adverse Effect or (ii) Taxes the amount or validity of which are currently being contested in good faith by appropriate proceedings diligently conducted and with respect to which reserves in conformity with GAAP have been provided on the books of Ultimate Parent, Holdings, the Parent Borrower or its Restricted Subsidiaries, as the case may be). 6.12 Federal Regulations. No part of the proceeds of any Extensions of Credit will be used for any purpose which violates the provisions of the Regulations of the Board, including without limitation, Regulation T, Regulation U or Regulation X of the Board. If requested by any Lender or the Administrative Agent, the Parent Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1, referred to in said Regulation U. Neither any Loan Party nor any of its Subsidiaries owns any Margin Stock (other than a de minimis amount) or is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. 6.13 ERISA; Canadian Pension Plans. (a) During the five year period prior to each date as of which this representation is made, or deemed made, with respect to any Plan, none of the following events or conditions, either individually or in the aggregate, has resulted or is reasonably likely to result in a Material Adverse Effect: (i) a Reportable Event; (ii) an “accumulated deficiency” (within the meaning of Section 412 of the Code or Section 302 of ERISA); (iii) any noncompliance with the applicable provisions of ERISA or the Code; (iv) a termination of a Single Employer Plan (other than a standard termination pursuant to Section 4041(b) of ERISA); (v) a Lien on the property of the Parent Borrower or its Restricted Subsidiaries in favor of the PBGC or a Plan; (vi) a complete or partial withdrawal from any Multiemployer Plan by the Parent Borrower or any Commonly Controlled Entity; (vii) the Insolvency of any Multiemployer Plan; (viii) any transaction that resulted or could reasonably be expected to result in any liability to the Parent Borrower or any Commonly Controlled Entity under Section 4069 of ERISA or Section 4212(c) of ERISA. (b) With respect to any Foreign Plan, none of the following events or conditions exists and is continuing that, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect: (i) substantial non-compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders; (ii) failure to be maintained, where required, in good standing with applicable regulatory authorities; (iii) any obligation of Ultimate Parent or its Restricted Subsidiaries in connection with the termination or partial termination of, or withdrawal from, any Foreign Plan; (iv) any Lien on the property of Ultimate Parent or its Restricted Subsidiaries in favor of a Governmental Authority as a result of any action or inaction regarding a Foreign Plan; (v) for each Foreign Plan which is a funded or insured plan, failure to be funded or insured on an ongoing basis to the extent required by applicable non-U.S. law (using actuarial methods and assumptions which are

152 consistent with the valuations last filed with the applicable Governmental Authorities, if applicable); (vi) any facts that, to the best knowledge of each of Ultimate Parent and the Parent Borrower or any of its Restricted Subsidiaries, exist that would reasonably be expected to give rise to a dispute and any pending or threatened disputes that, to the best knowledge of each of Ultimate Parent and the Parent Borrower or any of its Restricted Subsidiaries, would reasonably be expected to result in a material liability to Ultimate Parent or any of its Restricted Subsidiaries concerning the assets of any Foreign Plan (other than individual claims for the payment of benefits); and (vii) failure to make all contributions in a timely manner to the extent required by applicable non-U.S. law. (c) As of the Closing Date, Schedule 5.13(c) lists all Canadian Pension Plans maintained or contributed to by each Loan Party. As of the Closing Date, none of the Canadian Pension Plans is a Canadian MEPP or a Canadian Defined Benefit Pension Plan. Except to the extent that any failure to do so would not reasonably be expected to have a Material Adverse Effect: (i) the Canadian Pension Plans are duly registered under the Income Tax Act (Canada) (if such registration is required) and under all other applicable laws which require registration and no event has occurred which would reasonably be expected to cause the loss of such registered status (ii) all obligations of each of the Loan Parties (including fiduciary, funding, investment and administration obligations) required to be performed in connection with the Canadian Pension Plans and the funding agreements therefor have been performed on a timely basis and in compliance with the terms of such plans and agreements, any applicable collective bargaining agreement and all laws; (iii) all employer and employee payments, contributions or premiums to be remitted, paid to or in respect of each Canadian Pension Plan have been paid or remitted in a timely fashion in accordance with the terms thereof, any funding agreement and all applicable laws; (iv) there are no outstanding disputes concerning the assets of the Canadian Pension Plans; and (v) there have been no improper withdrawals or applications of the assets of the Canadian Pension Plans. No promises of benefit improvements under the Canadian Pension Plans have been made by the Loan Parties except where such improvement would not reasonably be expected to have a Material Adverse Effect. As of the Closing Date, no Canadian Pension Termination Event has occurred. 6.14 Collateral. Upon execution and delivery thereof by the parties thereto, each Guarantee and Collateral Agreement will be effective to create (to the extent described therein) in favor of the Collateral Agent for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in or liens on the Collateral described therein, except as to enforcement, as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, arrangement and other similar laws relating to or affecting creditors’ rights’ generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. When (a) the actions specified in Schedule 3 to the applicable Guarantee and Collateral Agreement have been completed, (b) all applicable Instruments, Chattel Paper and Documents (each as described therein) constituting Collateral a security interest in which is perfected by possession have been delivered to, and/or are in the continued possession of, the Collateral Agent and (c) all Deposit Accounts and Pledged Stock (each as defined in the applicable Guarantee and Collateral Agreement) a security interest in which is required to be or is perfected by “control” (as described in the Uniform Commercial Code as in effect in the State of New York from time to

153 time or, to the extent applicable, the applicable Canadian securities transfer legislation) are under the “control” of the Collateral Agent or the Administrative Agent, as agent for the Collateral Agent and as directed by the Collateral Agent, the security interests and liens granted pursuant to the Guarantee and Collateral Agreement shall constitute (to the extent described therein) a perfected security interest in (to the extent intended to be created thereby and required to be perfected under the Loan Documents), all right, title and interest of each pledgor party thereto in the Collateral described therein (excluding Commercial Tort Claims, as defined in the applicable Guarantee and Collateral Agreement, other than such Commercial Tort Claims set forth on Schedule 7 thereto (if any)) with respect to such pledgor. Notwithstanding any other provision of this Agreement, capitalized terms that are used in this Subsection 5.14 and not defined in this Agreement are so used as defined in the applicable Security Document. 6.15 Investment Company Act; Other Regulations. None of the Borrowers is an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act. None of the Borrowers is subject to regulation under any Federal or State statute or regulation (other than Regulation X of the Board) which limits its ability to incur Indebtedness as contemplated hereby. 6.16 Subsidiaries. Schedule 5.16 sets forth all the Subsidiaries of Holdings at the First Amendment Effective Date (after giving effect to the Transactions), the jurisdiction of their organization and the direct or indirect ownership interest of Holdings therein. 6.17 Purpose of Loans. The proceeds of Revolving Credit Loans and Swingline Loans shall be used by the Borrowers to (i) effect the Transactions, including the payments of fees, costs and expenses relating thereto and (ii) finance the working capital, capital expenditures and other general corporate purposes of the Parent Borrower and its Subsidiaries. 6.18 Environmental Matters. Other than as disclosed on Schedule 5.18 or exceptions to any of the following that would not, individually or in the aggregate, reasonably be expected to give rise to a Material Adverse Effect: (a) Ultimate Parent and its Restricted Subsidiaries: (i) are, and within the period of all applicable statutes of limitation have been, in compliance with all applicable Environmental Laws; (ii) hold all Environmental Permits (each of which is in full force and effect) required for any of their current operations or for any property owned, leased, or otherwise operated by any of them and reasonably expect to timely obtain without material expense all such Environmental Permits required for planned operations; (iii) are, and within the period of all applicable statutes of limitation have been, in compliance with all of their Environmental Permits; and (iv) believe they will be able to maintain compliance with Environmental Laws, including any reasonably foreseeable future requirements thereto. (b) Materials of Environmental Concern have not been transported, disposed of, emitted, discharged, or otherwise released or threatened to be released, to or at any real property presently or formerly owned, leased or operated by Ultimate Parent or any of its Restricted Subsidiaries or at any other location, which would reasonably be expected to (i) give rise to liability or other Environmental Costs of Ultimate Parent or any of its Restricted Subsidiaries

154 under any applicable Environmental Law, or (ii) interfere with the planned or continued operations of Ultimate Parent and its Restricted Subsidiaries, or (iii) impair the fair saleable value of any real property owned by Ultimate Parent or any of its Restricted Subsidiaries that is part of the Collateral. (c) There is no judicial, administrative, or arbitral proceeding (including any notice of violation or alleged violation) under any Environmental Law to which Ultimate Parent or any of its Restricted Subsidiaries is, or to the knowledge of Ultimate Parent, the Parent Borrower or any of its Restricted Subsidiaries is reasonably likely to be, named as a party that is pending or, to the knowledge of Ultimate Parent, the Parent Borrower or any of its Restricted Subsidiaries, threatened. (d) Neither Ultimate Parent nor any of its Restricted Subsidiaries has received any written request for information, or been notified that it is a potentially responsible party, under the federal Comprehensive Environmental Response, Compensation, and Liability Act or any similar Environmental Law, or received any other written request for information from any Governmental Authority with respect to any Materials of Environmental Concern. (e) Neither Ultimate Parent nor any of its Restricted Subsidiaries has entered into or agreed to any consent decree, order, or settlement or other agreement, nor is subject to any judgment, decree, or order or other agreement, in any judicial, administrative, arbitral, or other forum, relating to compliance with or liability under any Environmental Law. 6.19 No Material Misstatements. The written information (including the Confidential Information Memorandum), reports, financial statements, exhibits and schedules furnished by or on behalf of the Parent Borrower to the Administrative Agent, the Other Representatives and the Lenders on or prior to the Closing Date in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto, taken as a whole, did not contain as of the Closing Date any material misstatement of fact and did not omit to state as of the Closing Date any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading in their presentation of Ultimate Parent and its Restricted Subsidiaries taken as a whole. It is understood that (a) no representation or warranty is made concerning the forecasts, estimates, pro forma information, projections and statements as to anticipated future performance or conditions, and the assumptions on which they were based or concerning any information of a general economic nature or general information about the Parent Borrower’s and its Subsidiaries’ industry, contained in any such information, reports, financial statements, exhibits or schedules, except that, in the case of such forecasts, estimates, pro forma information, projections and statements, as of the date such forecasts, estimates, pro forma information, projections and statements were generated, (i) such forecasts, estimates, pro forma information, projections and statements were based on the good faith assumptions of the management of the Parent Borrower and (ii) such assumptions were believed by such management to be reasonable and (b) such forecasts, estimates, pro forma information and statements, and the assumptions on which they were based, may or may not prove to be correct.

155 6.20 [Reserved]. 6.21 Labor Matters. There are no strikes pending or, to the knowledge of Ultimate Parent or the Parent Borrower, reasonably expected to be commenced against Ultimate Parent or any of its Restricted Subsidiaries which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. The hours worked and payments made to employees of Ultimate Parent and each of its Restricted Subsidiaries have not been in violation of any applicable laws, rules or regulations, except where such violations would not reasonably be expected to have a Material Adverse Effect. 6.22 Insurance. Schedule 5.22 sets forth a complete and correct listing as of the date that is two Business Days prior to the Closing Date of all insurance that is (a) maintained by the Loan Parties (other than Holdings) and (b) material to the business and operations of Ultimate Parent and its Restricted Subsidiaries taken as a whole, with the amounts insured (and any deductibles) set forth therein. 6.23 Eligible Accounts. As of the date of any Borrowing Base Certificate, all Accounts included in the calculation of Eligible Accounts on such Borrowing Base Certificate satisfy all requirements of an “Eligible Account” hereunder. 6.24 Eligible Inventory. As of the date of any Borrowing Base Certificate, the Inventory included in the calculation of Eligible Inventory on such Borrowing Base Certificate satisfy in all material respects the requirements of an “Eligible Inventory” hereunder. 6.25 OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws. No Loan Party nor any of its Subsidiaries nor, to the knowledge of such Loan Party, any director, officer, employee, agent or Affiliate of such Loan Party or such Subsidiary (a) is a Sanctioned Person, (b) has any assets located in any Sanctioned Jurisdiction, in violation of Sanctions, or (c) derives revenues from investments in, or transactions with Sanctioned Persons or in Sanctioned Jurisdiction, in violation of Sanctions. Each of the Loan Parties and its Subsidiaries has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance with all applicable Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. Each of the Loan Parties and its Subsidiaries, and to the knowledge of each such Loan Party, each director, officer, employee, agent and Affiliate of each such Loan Party and each such Subsidiary, is in compliance in all material respects with (i) all applicable Sanctions and (ii) all Anti-Corruption Laws and Anti-Money Laundering Laws. No proceeds of any Loan made or Letter of Credit issued hereunder will be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Person in a Sanctioned Jurisdiction in violation of Sanctions, or otherwise used in any manner that would result in a violation of any Sanctions, Anti-Corruption Law or Anti-Money Laundering Law by any Person (including any Lender, Cash Management Party or other individual or entity participating in any transaction). Notwithstanding the foregoing, nothing herein shall require any Loan Party organized under the laws of Canada or a subdivision thereof or any of their Subsidiaries which are organized or incorporated under the law of Canada or any subdivision thereof (each such party, a “Canadian Party”), to take action or refrain from taking any action, to the extent such provisions would otherwise contravene, or require any notification to the Attorney General of

156 Canada under the Foreign Extraterritorial Measures (United States) Order, 1992, by any such Canadian Party and this Subsection 5.25, Subsection 7.11 and Subsection 7.15 shall be limited and interpreted accordingly. 6.26 Outbound Investment Regulations. No Loan Party nor any of its Restricted Subsidiaries currently engages, or has any present intention to engage in the future in any activity that would cause the Administrative Agent to be in violation of the Outbound Investment Rules or cause the Administrative Agent to be legally prohibited by the Outbound Investment Rules from performing under this Agreement or any other Loan Document. SECTION 7 Conditions Precedent 7.1 Conditions to Initial Extension of Credit. The entry into this Agreement by the parties hereto shall become effective on the date on which the following conditions precedent shall have been satisfied or waived, provided, however, that the conditions set forth in this Subsection 6.1, if not satisfied or waived on the date of this Agreement, shall be deemed to have been satisfied for all purposes hereunder: (a) Loan Documents. The Administrative Agent shall have received (or, in the case of Holdings, shall receive substantially concurrently with the satisfaction of the other conditions precedent set forth in this Subsection 6.1) the following Loan Documents, executed and delivered as required below: (i) this Agreement, executed and delivered by a duly authorized officer of each Borrower; (ii) the U.S. Guarantee and Collateral Agreement, executed and delivered by a duly authorized officer of each Loan Party required to be a signatory thereto; (iii) the Canadian Guarantee and Collateral Agreement, executed and delivered by a duly authorized officer of each Loan Party required to be a signatory thereto; (iv) the Fee Letter, executed and delivered by a duly authorized officer of each Borrower; (v) the Agency Resignation and Appointment Agreement, executed and delivered by a duly authorized officer of each Loan Party required to be a signatory thereto; and

157 (vi) the Assignment and Acceptances, executed and delivered by the parties thereto, pursuant to which certain of the lenders under the Existing Credit Agreement assign to certain parties that will be Lenders their Commitments and Obligations under and as defined in the Existing Credit Agreement, as more fully set forth therein. (b) Existing Credit Facility Transactions. The Existing Credit Facility Transactions shall be consummated substantially concurrently with the initial Extension of Credit to be made on the Closing Date. (c) [Reserved]. (d) Financial Information. The Committed Lenders shall have received (i) audited financial statements of Holdings for the three Fiscal Years ended September 30, 2019, September 30, 2018 and September 30, 2017, in each case, certified by the Parent Borrower’s independent registered public accountants and (ii) unaudited consolidated financial statements for Holdings for each subsequent fiscal quarter after September 30, 2019 ended at least 45 days prior to the Closing Date. (e) Lien Searches. The Administrative Agent shall have received the results of a search by a Person reasonably satisfactory to the Administrative Agent, of the UCC, judgment and tax lien filings which have been filed with respect to personal property of the Loan Parties in any of the jurisdictions set forth in Schedule 6.1(f), and the results of such search shall not reveal any liens other than Permitted Liens. (f) Legal Opinions. The Administrative Agent shall have received the following executed legal opinions, each in form and substance reasonably satisfactory to the Administrative Agent: (i) executed legal opinion of Debevoise & Plimpton LLP, counsel to each of the Borrowers and the other Loan Parties; (ii) executed legal opinion of Richards, Layton & Finger, P.A., special Delaware counsel to certain of the Loan Parties; (iii) executed legal opinion of Holland & Hart LLP, special Nevada counsel to certain of the Loan Parties; and (iv) executed legal opinion of McMillan LLP, special Ontario counsel to certain of the Loan Parties.

158 (g) Officer’s Certificate. The Administrative Agent shall have received a certificate from the Parent Borrower, dated the Closing Date, substantially in the form of Exhibit H hereto. (h) Perfected Liens. The Collateral Agent shall have obtained a valid security interest in the Collateral covered by the applicable Guarantee and Collateral Agreement (to the extent and with the priority contemplated therein and the Intercreditor Agreement); and all documents, instruments, filings and recordations reasonably necessary in connection with the perfection and, in the case of the filings with the United States Patent and Trademark Office, the United States Copyright Office and the Canadian Intellectual Property Office, protection of such security interests shall have been executed and delivered or made, or, in the case of UCC or PPSA filings, written authorization to make such UCC or PPSA filings shall have been delivered to the Collateral Agent, and none of such Collateral shall be subject to any other pledges, security interests or mortgages except for Permitted Liens or pledges or security interests to be released on the Closing Date substantially concurrently with the effectiveness of this Agreement. (i) [Reserved]. (j) [Reserved]. (k) Fees. The Lead Arrangers and the Agents and the Lenders, respectively, shall have received all fees and expenses related to the Transactions payable to them to the extent due (which may be offset against the proceeds of the Facilities), including without limitation, the reasonable and documented out-of-pocket fees, costs and expenses required to be paid on the Closing Date pursuant to the Engagement Letter. (l) Secretary’s Certificate. The Administrative Agent shall have received a certificate from each of the Borrowers and each other Loan Party, dated the Closing Date, substantially in the form of Exhibit G hereto, with appropriate insertions and attachments of resolutions or other actions, in form and substance reasonably satisfactory to the Administrative Agent, evidence of incumbency and the signature of authorized signatories and Organizational Documents, executed by a Responsible Officer and the Secretary or any Assistant Secretary or other authorized representative of such Loan Party. (m) [Reserved]. (n) [Reserved]. (o) [Reserved].

159 (p) Insurance. The Parent Borrower shall have used reasonable best efforts to cause the Administrative Agent to have been named as additional insured with respect to liability policies and the Collateral Agent to have been named as lender loss payee with respect to the property insurance maintained by each Borrower and the Subsidiary Guarantors; provided that if the Administrative Agent shall not have been named as additional insured with respect to liability policies and the Collateral Agent shall not have been named as lender loss payee with respect to such property insurance after the Parent Borrower’s commercially reasonable efforts to do so, then such naming the Administrative Agent and Collateral as such shall not constitute a condition precedent to the initial Extension of Credit hereunder if the Parent Borrower agrees to so name the Administrative Agent and Collateral Agent as such pursuant to arrangements to be mutually agreed by the Parent Borrower and the Administrative Agent acting reasonably. (q) No Material Adverse Effect. Since September 30, 2019, there shall not have been any event, development or state of circumstances that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; provided that, solely with respect to this clause (q), events, developments or states of circumstances relating to the Loan Parties arising directly from COVID-19 shall not constitute a “Material Adverse Effect” so long as (A) no such event, development or state of circumstances impacts the business of the Loan Parties to a greater extent than (i) any such event, development or state of circumstances did on or prior to the Closing Date or (ii) comparable businesses in the industry in which the Loan Parties operate and (B) such event, development or circumstance is disclosed in writing to the Administrative Agent or otherwise publicly disclosed in filings made by Holdings or the Parent Borrower with the United States Securities and Exchange Commission, in each case, at least one Business Day prior to the Closing Date. (r) [Reserved]. (s) [Reserved]. (t) Solvency. The Administrative Agent shall have received a certificate of the chief financial officer of the Parent Borrower certifying the Solvency, after giving effect to the Transactions, of the Parent Borrower and its Restricted Subsidiaries on a consolidated basis in substantially the form of Exhibit I hereto. (u) Available Loan Commitments. After giving effect to any borrowing on the Closing Date, the amount of Available Loan Commitments (determined for this purpose only without giving effect to any L/C Obligation) shall equal or exceed $150,000,000. (v) [Reserved].

160 (w) Appraisal. The Administrative Agent shall have received (i) appraisal valuations of the ABL Priority Collateral of the Loan Parties and (ii) the results of a completed field examination with respect to the ABL Priority Collateral to be included in calculating the Borrowing Base and of the relevant accounting systems, policies and procedures of the Parent Borrower and its Restricted Subsidiaries, in each case reasonably satisfactory to the Administrative Agent. The Administrative Agent confirms receipt of all items required pursuant to this clause (w). (x) [Reserved]. (y) Patriot Act. The Administrative Agent and the Committed Lenders shall have received at least three days prior to the Closing Date all documentation and other information about the Loan Parties required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act that has been requested in writing at least five days prior to the Closing Date. (z) Representations and Warranties. Each of the representations and warranties made by any Loan Party pursuant to this Agreement or any other Loan Document (or in any amendment, modification or supplement hereto or thereto) to which it is a party, and each of the representations and warranties contained in any certificate furnished at any time by or on behalf of any Loan Party pursuant to this Agreement or any other Loan Document shall be true and correct in all material respects on and as of such date as if made on and as of such date (except to the extent any such representation or warranty relates to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date). (aa) Borrowing Notice or L/C Request. With respect to the initial Extensions of Credit, the Administrative Agent shall have received a notice of such Borrowing as required by Subsection 2.2 or 2.4, as applicable (or such notice shall have been deemed given in accordance with Subsection 2.2 or 2.4, as applicable). With respect to the issuance of any Letter of Credit, the applicable Issuing Lender shall have received a L/C Request, completed to its satisfaction, and such other certificates, documents and other papers and information as such Issuing Lender may reasonably request. The making of the initial Extensions of Credit by the Lenders hereunder shall conclusively be deemed to constitute an acknowledgement by the Administrative Agent and each Lender that each of the conditions precedent set forth in this Subsection 6.1 shall have been satisfied in accordance with its respective terms or shall have been irrevocably waived by such Person. 7.2 Conditions to Each Extension of Credit After the Closing Date. The agreement of each Lender to make any Extension of Credit requested to be made by it on any date after the Closing Date (including each Swingline Loan made after the Closing Date) is subject to the satisfaction or waiver of the following conditions precedent:

161 (a) Representations and Warranties. (i) In the case of any Extension of Credit other than an Extension of Credit made in connection with a Limited Condition Transaction, each of the representations and warranties made by any Loan Party pursuant to this Agreement or any other Loan Document (or in any amendment, modification or supplement hereto or thereto) to which it is a party, and each of the representations and warranties contained in any certificate furnished at any time by or on behalf of any Loan Party pursuant to this Agreement or any other Loan Document shall, except to the extent that they relate to a particular date, be true and correct in all material respects on and as of such date as if made on and as of such date and (ii) in the case of any Extension of Credit made in connection with a Limited Condition Transaction, the Specified Representations shall, except to the extent they relate to a particular date, be true and correct in all material respects on and as of such date as if made on and as of such date. (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Extensions of Credit requested to be made on such date. (c) Borrowing Notice or L/C Request. With respect to any Borrowing, the Administrative Agent shall have received a notice of such Borrowing as required by Subsection 2.2 or 2.4, as applicable (or such notice shall have been deemed given in accordance with Subsection 2.2 or 2.4, as applicable). With respect to the issuance of any Letter of Credit, the applicable Issuing Lender shall have received a L/C Request, completed to its satisfaction, and such other certificates, documents and other papers and information as such Issuing Lender may reasonably request. Each borrowing of Loans by and each Letter of Credit issued on behalf of any of the Borrowers hereunder shall constitute a representation and warranty by the Parent Borrower as of the date of such borrowing or such issuance that the conditions contained in this Subsection 6.2 have been satisfied (excluding, for the avoidance of doubt, the initial Extensions of Credit hereunder). SECTION 8 Affirmative Covenants Each of Ultimate Parent and the Parent Borrower hereby agrees that, from and after the Closing Date and so long as the Commitments remain in effect, and thereafter until payment in full of the Loans, all Reimbursement Obligations and all other Obligations then due and owing to any Lender or any Agent hereunder and termination or expiration of all Letters of Credit (unless cash collateralized or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent), each of Ultimate Parent and the Parent Borrower shall and (except in the case of delivery of financial information, reports and notices) shall cause each of its respective Restricted Subsidiaries to: 8.1 Financial Statements. Furnish to the Administrative Agent for delivery to each Lender (and the Administrative Agent agrees to make and so deliver such copies):

162 (a) as soon as available, but in any event not later than the fifth Business Day after the 90th day following the end of each Fiscal Year of Ultimate Parent ending on or after the Closing Date (or such longer period as would be permitted by the United States Securities and Exchange Commission if Ultimate Parent (or any Parent Entity whose financial statements satisfy Ultimate Parent’s reporting obligations under this Subsection 7.1(a)) were then subject to United States Securities and Exchange Commission reporting requirements as a non-accelerated filer), a copy of the consolidated balance sheet of Ultimate Parent as at the end of such year and the related consolidated statements of operations, comprehensive income (loss), shareholders’ equity and cash flows for such year, setting forth, in each case, in comparative form the figures for and as of the end of the previous year, reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit (provided that such report may contain a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, if such qualification or exception arises solely with respect to or results solely from (i) an upcoming Stated Maturity hereunder or an upcoming “maturity date” under the any Indebtedness Incurred in compliance with this Agreement, (ii) any potential or actual inability to satisfy any financial maintenance covenant included in any Indebtedness of Ultimate Parent or its Subsidiaries, or (iii) the activities, operations, financial results, assets or liabilities of any Unrestricted Subsidiary, by Deloitte & Touche LLP or other independent certified public accountants of nationally recognized standing reasonably acceptable to the Administrative Agent in its reasonable discretion (it being agreed that (x) any “Big 4” accounting firm, BDO, RSC and Grant Thornton shall be deemed acceptable to the Administrative Agent and (y) the furnishing of (x) the Parent Borrower’s or any Parent Entity’s annual report on Form 10-K for such year, as filed with the United States Securities and Exchange Commission or (y) the financial statements of any Parent Entity that would satisfy the requirements for inclusion in a Form 10-K, will, in each case satisfy the obligation under this Subsection 7.1(a) with respect to such year, including with respect to the requirement that such financial statements be reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, so long as the report included in such Form 10-K or accompanying such financial statements, as applicable, does not contain any “going concern” or like qualification or exception (other than a “going concern” or like qualification or exception with respect to (i) an upcoming Stated Maturity hereunder or an upcoming “maturity date” under any Indebtedness Incurred in compliance with this Agreement, (ii) any potential or actual inability to satisfy any financial maintenance covenant included in any Indebtedness of the Parent Borrower or its Subsidiaries, or (iii) the activities, operations, financial results, assets or liabilities of any Unrestricted Subsidiary; (b) as soon as available, but in any event not later than the fifth Business Day after the 45th day following the end of each of the first three quarterly periods of each Fiscal Year of Ultimate Parent (or such longer period as would be permitted by the United States Securities and Exchange Commission if Ultimate Parent (or any Parent Entity whose financial statements satisfy Holdings’ reporting obligations under this Subsection 7.1(b)) were then subject to United States Securities and Exchange Commission reporting requirements as a non-accelerated filer), the unaudited consolidated balance sheet of Ultimate Parent as at the end of such quarter and the related unaudited consolidated statements of operations, comprehensive income (loss), shareholders’ equity and cash flows of Ultimate Parent for such quarter and the portion of the Fiscal Year through the end of such quarter, setting forth in comparative form the figures for and

163 as of the corresponding periods of the previous year, in each case certified by a Responsible Officer of the Parent Borrower as being fairly stated in all material respects (subject to normal year-end audit and other adjustments) (it being agreed that the furnishing of (x) the Parent Borrower’s or any Parent Entity’s quarterly report on Form 10-Q for such quarter, as filed with the United States Securities and Exchange Commission, or (y) the financial statements of any Parent Entity that would satisfy the requirements for inclusion in a Form 10-Q, will, in each case, satisfy the obligations under this Subsection 7.1(b) with respect to such quarter; (c) to the extent applicable, concurrently with any delivery of consolidated financial statements referred to in Subsections 7.1(a) and 7.1(b) above, related unaudited condensed consolidating financial statements and appropriate reconciliations reflecting the material adjustments necessary (as determined by the Parent Borrower in good faith) to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements; and (d) all such financial statements delivered pursuant to Subsection 7.1(a) or (b) to (and, in the case of any financial statements delivered pursuant to Subsection 7.1(b) shall be certified by a Responsible Officer of Ultimate Parent to) fairly present in all material respects the financial condition of Ultimate Parent and, if applicable the applicable Parent Entity and, its Subsidiaries in conformity with GAAP and to be (and, in the case of any financial statements delivered pursuant to Subsection 7.1(b) shall be certified by a Responsible Officer of Ultimate Parent as being) in reasonable detail and prepared in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods that began on or after the Closing Date (except as approved by such accountants or officer, as the case may be, and disclosed therein, and except, in the case of any financial statements delivered pursuant to Subsection 7.1(b), for the absence of certain notes). 8.2 Certificates; Other Information. Furnish to the Administrative Agent for delivery to each Lender (and the Administrative Agent agrees to make and so deliver such copies): (a) The Parent Borrower (i) will deliver to the Administrative Agent each of the reports set forth on Schedule 7.2(a) at the times specified therein, and (ii) agrees to use commercially reasonable efforts in cooperation with the Administrative Agent to facilitate and implement a system of electronic collateral reporting in order to provide electronic reporting of each of the items set forth on such Schedule; (b) concurrently with the delivery of the financial statements and reports referred to in Subsections 7.1(a) and 7.1(b), a certificate signed by a Responsible Officer of the Borrower Representative in substantially the form of Exhibit Q or such other form as may be agreed between the Borrower Representative and the Administrative Agent (a “Compliance Certificate”) (i) stating that, to the best of such Responsible Officer’s knowledge, each of Ultimate Parent, Holdings, the Parent Borrower and its Restricted Subsidiaries during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement or the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or

164 Event of Default, except, in each case, as specified in such certificate, and (ii) setting forth a reasonably detailed calculation of the Consolidated Fixed Charge Coverage Ratio for the applicable four fiscal quarter period (whether or not a Liquidity Event has occurred and is continuing) and, if applicable, demonstrating compliance with Subsection 8.1 (in the case of a certificate furnished with the financial statements referred to in Subsections 7.1(a) and 7.1(b)); (c) within five (5) Business Days after the same are filed, copies of all registration statements and any amendments and exhibits thereto, which Ultimate Parent may file with the SEC or any successor or analogous Governmental Authority, and such other documents or instruments as may be reasonably requested by the Administrative Agent in connection therewith; (d) within five Business Days after the same are sent, copies of all financial statements and reports which Ultimate Parent sends to its public security holders, and within five Business Days after the same are filed, copies of all financial statements and periodic reports which Holdings or the Parent Borrower may file with the United States Securities and Exchange Commission or any successor or analogous Governmental Authority; (e) promptly upon reasonable request from the Administrative Agent, calculations of EBITDA and other Fixed GAAP Terms as reasonably requested by the Administrative Agent promptly following receipt of a written notice from the Parent Borrower electing to change the Fixed GAAP Date, which calculations shall show the calculations of the respective Fixed GAAP Terms both before and after giving effect to the change in the Fixed GAAP Date and identify the material change(s) in GAAP giving rise to the change in such calculations; and (f) not later than 5:00 P.M., New York City time, on or before the fourteenth Business Day of each Fiscal Quarter of the Parent Borrower (or (i) more frequently as the Parent Borrower may elect, so long as the same frequency of delivery is maintained by the Parent Borrower for the immediately following 90 day period, (ii) not later than 5:00 P.M., New York City time, on or before the fourteenth Business Day of each Fiscal Period, if at any time any of (A) (x) the Aggregate Lender Exposure is greater than $65,000,000 or (y) the aggregate Available Loan Commitment is less than $200,000,000, and continuing until such time as no condition in clause (x) or (y) above exists for a period of 30 consecutive days or (B) if (1) the Parent Borrower has a corporate credit rating of B1 or below from Moody’s, (2) the Parent Borrower has a corporate credit rating of B+ or below from S&P and (3) any Revolving Credit Loan is outstanding (provided that the requirement to deliver monthly Borrowing Base Certificates shall revert to quarterly Borrowing Base Certificates at such time as no condition in clause (1), (2) or (3) above exists for a period of 30 consecutive days), (iii) not later than 5:00 P.M., New York City time, on or before Wednesday of each week during any period (a) commencing on the date on which (x) a Dominion Event has occurred, (y) a Specified Default has occurred or (z) the Parent Borrower has failed to deliver any financial statements required by Subsection 7.1(a) and (b) ending on the first date thereafter on which such Dominion Event has ended or such Specified Default has been cured), a borrowing base certificate setting forth the Borrowing Base (with supporting calculations) substantially in the form of Exhibit K

165 hereto (each, a “Borrowing Base Certificate”), which shall be prepared as of the last Business Day of the preceding Fiscal Quarter of the Parent Borrower (or (x) such other applicable date to be agreed by the Parent Borrower and the Administrative Agent in the case of clause (i) or (ii) above or (y) the previous Friday in the case of clause (iii) above) in the case of each subsequent Borrowing Base Certificate; provided that a revised Borrowing Base Certificate based on the Borrowing Base Certificate most recently delivered shall be delivered within five Business Days after (1) the occurrence of a Recovery Event, (2) the consummation of a sale or other transfer of ABL Priority Collateral (in a transaction or series of related transactions) not in the ordinary course of business (including, without limitation, in connection with a Receivables Facility) or any bulk sale of Inventory, in each case with an aggregate value in excess of $10,000,000, (3) in connection with a Vendor Financing Arrangement excluded from the definition of “Indebtedness” pursuant to the second proviso therein or (4) any merger, consolidation or disposition pursuant to clause (2) of the last proviso of each of Subsection 8.2(a) or 8.2(b), as applicable, giving pro forma effect to such Recovery Event, such sale or bulk sale or such merger, consolidation or disposition, unless, in the case of clauses (1), (2) or (3) the pro forma effect of such event was already reflected on such Borrowing Base Certificate last delivered. Each such Borrowing Base Certificate shall include such supporting information as may be reasonably requested from time to time by the Administrative Agent; (g) as soon as available, but in any event not later than the fifth Business Day following the 90th day after the beginning of each Fiscal Year of the Parent Borrower, a copy of the annual business plan by the Parent Borrower of the projected operating budget (including an annual consolidated balance sheet, income statement and statement of cash flows of the Parent Borrower and its Restricted Subsidiaries for each fiscal quarter of such Fiscal Year prepared in reasonable detail), each such business plan to be accompanied by a certificate signed by a Responsible Officer of the Parent Borrower to the effect that such Responsible Officer believes such projections to have been prepared on the basis of reasonable assumptions at the time of preparation and delivery thereof; (h) promptly (but in no event later than five Business Days thereafter), notice of any disposition of Eligible Accounts or Eligible Inventory (including, without limitation, pursuant to a Special Purpose Financing (as defined in the Term Loan Credit Agreement), a Sale and Leaseback Transaction or transactions related to a Receivables Facility), which notice shall include the amount attributable to such assets in the most recently delivered Borrowing Base Certificate, as determined in good faith by the Parent Borrower; provided that such notice shall be delivered to the Administrative Agent at least three Business Days prior to the consummation of any Special Purpose Financing or Receivables Facility involving Eligible Accounts or Eligible Inventory in excess of $10,000,000 (in any transaction or series of related transactions) in the aggregate; and (i) promptly, such additional financial and other information as any Agent or the Required Lenders through the Administrative Agent may from time to time reasonably request.

166 Documents required to be delivered pursuant to Subsection 7.1 or 7.2 may at the Parent Borrower’s option be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (A) in the case of any such documents other than documents required to be delivered pursuant to Subsection 7.2(f) (i) on which the Parent Borrower posts such documents on the Parent Borrower’s (or any Parent Entity’s) website on the Internet at the website address listed on Schedule 7.2(b) (or such other website address as the Parent Borrower may specify by written notice to the Administrative Agent from time to time) and provides a link thereto (accompanied by any further information necessary to access such documents) to the Administrative Agent, or (ii) on which such documents are posted on the Parent Borrower’s (or any Parent Entity’s) behalf on an Internet or intranet website to which each Lender and the Administrative Agent have access (whether a commercial, third-party website (including any website maintained by the Securities and Exchange Commission) or whether sponsored by the Administrative Agent) and provides a link thereto (accompanied by any further information necessary to access such documents) to the Administrative Agent, and (B) in the case of any such documents required to be delivered pursuant to Subsection 7.2(f), on which the Parent Borrower provides a link thereto (accompanied by any further information necessary to access such documents) to the Administrative Agent on the Parent Borrower’s (or any Parent Entity’s) website on the Internet at the website address listed on Schedule 7.2(b) (or such other website address as the Parent Borrower may specify by written notice to the Administrative Agent from time to time). Following the electronic delivery of any such documents by posting such documents to a website and providing the necessary information in accordance with the preceding sentence (other than the posting by the Parent Borrower of any such documents on any website maintained for or sponsored by the Administrative Agent), the Parent Borrower shall promptly provide the Administrative Agent notice of such delivery (which notice may be by facsimile or electronic mail) and the electronic location at which such documents may be accessed; provided that, in the absence of bad faith, the failure to provide such prompt notice shall not constitute a Default hereunder. 8.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations, including Taxes, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings diligently conducted and reserves in conformity with GAAP with respect thereto have been provided on the books of Ultimate Parent or any of its Restricted Subsidiaries, as the case may be, or except to the extent that failure to do so, in the aggregate, would not reasonably be expected to have a Material Adverse Effect. 8.4 Conduct of Business and Maintenance of Existence. Preserve, renew and keep in full force and effect its existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, except as otherwise permitted pursuant to Subsection 8.2 or 8.5, provided that Ultimate Parent and its Restricted Subsidiaries shall not be required to maintain any such rights, privileges or franchises and the Parent Borrower’s Restricted Subsidiaries shall not be required to maintain such existence, if the failure to do so would not reasonably be expected to have a Material Adverse Effect; Ultimate Parent will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse

167 Effect. Ultimate Parent will maintain in effect and enforce policies and procedures reasonably designed to ensure compliance by Ultimate Parent, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. 8.5 Maintenance of Property; Insurance. (i) Keep all property necessary in the business of Ultimate Parent and its Restricted Subsidiaries, taken as a whole, in good working order and condition, except where failure to do so would not reasonably be expected to have a Material Adverse Effect; (ii) maintain with financially sound and reputable insurance companies (or any Captive Insurance Subsidiary) insurance on, or self insure, all property material to the business of Ultimate Parent and its Restricted Subsidiaries, taken as a whole, in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business; (iii) furnish to the Administrative Agent, upon written request, information in reasonable detail as to the insurance carried; (iv) maintain property and liability policies that provide that in the event of any material change in the policy, or any cancellation thereof during the term of the policy, either by the insured or by the insurance company, the insurance company shall provide to the secured party at least thirty (30) days prior written notice thereof, or in the case of cancellation for non-payment of premium, ten (10) days prior written notice thereof; and (v) ensure that at all times, subject to the Intercreditor Agreement and Subsection 6.1(p) hereof, the Collateral Agent for the benefit of the Secured Parties, shall be named as an additional insured with respect to liability policies and the Collateral Agent for the benefit of the Secured Parties, shall be named as lender loss payee with respect to the property insurance maintained by each Borrower and each Subsidiary Guarantor; provided that, unless an Event of Default or a Dominion Event shall have occurred and be continuing, (A) the Collateral Agent shall turn over to the Parent Borrower any amounts received by it as lender loss payee under any property insurance maintained by the Parent Borrower and its Restricted Subsidiaries, (B) the Collateral Agent agrees that the Parent Borrower and/or the applicable Subsidiary Guarantor shall have the sole right to adjust or settle any claims under such insurance and (C) all proceeds from a Recovery Event shall be paid to the Parent Borrower. 8.6 Inspection of Property; Books and Records; Discussions. (a) (i) In the case of the Parent Borrower, keep proper books and records in a manner to allow financial statements to be prepared in conformity with GAAP consistently applied in respect of all material financial transactions and matters involving the material assets and business of Ultimate Parent and its Restricted Subsidiaries, taken as a whole; and (ii) permit representatives of the Administrative Agent to visit and inspect any of its properties and examine and, to the extent reasonable, make abstracts from any of its books and records and to discuss the business, operations, properties and financial and other condition of Ultimate Parent and its Restricted Subsidiaries with officers and employees of Ultimate Parent and its Restricted Subsidiaries and with its independent certified public accountants, in each case at any reasonable time, upon reasonable notice; provided that (a) except during the continuation of an Event of Default, only one such visit per year shall be at the Parent Borrower’s expense, and (b) during the continuation of an Event of Default, the Administrative Agent or its representatives may do any of the foregoing at the Parent Borrower’s expense and provided, further, representatives of the Borrower Representative may be present during any such visits, discussions and inspections.

168 Each Borrower shall keep records of its Inventory in a manner to allow the Borrowing Base Certificate to be prepared in accordance with this Agreement. Notwithstanding anything to the contrary in Subsection 7.2(f) or in this Subsection 7.6, none of Ultimate Parent or any Restricted Subsidiary will be required to disclose, or permit the inspection or discussion of, any document, information or other matter (i) in respect of which disclosure to the Administrative Agent or the Lenders (or their respective representatives) is prohibited by Law or any binding agreement or (ii) that is subject to attorney-client or similar privilege or constitutes attorney work product. Each Borrower shall, at Borrowers’ expense, conduct a physical inventory of its Inventory no less frequently than annually or shall have in place a cycle counting (or perpetual verification) program designed to verify the physical existence of Inventory in a manner that results in the verification of substantially the entire amount of the Inventory over the course of a year and shall provide to the Agents a report based on each such physical inventory or program promptly after such physical inventory or after the applicable program year, as applicable, together with such supporting information as the Administrative Agent shall reasonably request. The Administrative Agent may participate in and observe any such physical inventory or cycle counting, which participation shall be at the Borrowers’ expense regardless of whether an Event of Default then exists. (b) At reasonable times during normal business hours and upon reasonable prior notice that the Administrative Agent requests, independently of or in connection with the visits and inspections provided for in clause (a) above, Ultimate Parent and its Restricted Subsidiaries will grant access to the Administrative Agent (including employees of the Administrative Agent or any consultants, accountants, lawyers and appraisers retained by the Administrative Agent) to such Person’s premises, books, records, accounts and Inventory so that (i) the Administrative Agent or an appraiser retained by the Administrative Agent may conduct an Inventory appraisal and (ii) the Administrative Agent may conduct (or engage third parties to conduct) such field examinations, verifications and evaluations (including environmental assessments) as the Administrative Agent may deem necessary or appropriate. Unless an Event of Default exists, or if previously approved by the Parent Borrower, no environmental assessment by the Administrative Agent may include any sampling or testing of the soil, surface water or groundwater. All such appraisals, field examinations and other verifications and evaluations shall be at the sole expense of the Loan Parties; provided that (A) absent the existence and continuation of an Event of Default, the Administrative Agent may conduct at the expense of the Loan Parties no more than one such appraisal in any consecutive twenty-four (24) calendar month period unless at any time during such period, the Aggregate Lender Exposure exceeds 20% of Availability at such time (based on the Borrowing Base Certificate last delivered) for 5 consecutive Business Days, in which case, the Administrative Agent may conduct one additional appraisal at the expense of the Loan Parties during such 24-calendar month period (but, absent the existence and continuation of an Event of Default, not to exceed more than one appraisal during any consecutive twelve (12) calendar month interval) and (B) absent the existence and continuation of an Event of Default, the Administrative Agent may conduct at the expense of the Loan Parties no more than one such field examination in any calendar year unless a Dominion Event has occurred and is continuing or during any period commencing when 30-Day Specified Availability is less than the greater of (x) $44,000,000 and (y) 20.0% of Availability at such time (based on the Borrowing Base Certificate last delivered) for 90 consecutive days and ending when 30-Day Specified Availability exceeds the foregoing threshold in this clause (B) for 30

169 consecutive days, in which cases the Administrative Agent may conduct one additional field examination at the expense of the Loan Parties during such calendar year. All amounts chargeable to the applicable Borrowers under this Subsection 7.6(b) shall constitute obligations that are secured by all of the applicable Collateral and shall be payable to the Agents hereunder. 8.7 Notices. Promptly give notice to the Administrative Agent and each Lender of: (a) as soon as possible after a Responsible Officer of the Parent Borrower knows thereof, the occurrence of any Default or Event of Default; (b) as soon as possible after a Responsible Officer of the Parent Borrower knows thereof, (i) any default or event of default under any Contractual Obligation of Ultimate Parent or any of its Restricted Subsidiaries, other than as previously disclosed in writing to the Lenders, or (ii) litigation, investigation or proceeding which may exist at any time between Ultimate Parent or any of its Restricted Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, would reasonably be expected to have a Material Adverse Effect; (c) as soon as possible after a Responsible Officer of the Parent Borrower knows thereof, the occurrence of any default or event of default under the Term Loan Credit Agreement or any Additional Obligations Documents in each case relating to Indebtedness in an aggregate principal amount equal to or greater than $25,000,000; (d) as soon as possible after a Responsible Officer of the Parent Borrower knows thereof, any litigation or proceeding affecting the Parent Borrower or any of its Restricted Subsidiaries that would reasonably be expected to have a Material Adverse Effect; (e) the following events, as soon as possible and in any event within 30 days after a Responsible Officer of the Parent Borrower or any of its Restricted Subsidiaries knows thereof: (i) the occurrence or expected occurrence of any Reportable Event (or similar event) with respect to any Single Employer Plan (or Foreign Plan) or Canadian Pension Termination Event, a failure to make any required contribution to a Single Employer Plan, Multiemployer Plan or Foreign Plan, the creation of any Lien on the property of Ultimate Parent or its Restricted Subsidiaries in favor of the PBGC, a Plan or a Foreign Plan or any withdrawal from, or the full or partial termination, Insolvency of, any Multiemployer Plan or Foreign Plan; (ii) the institution of proceedings or the taking of any other formal action by the PBGC or Ultimate Parent or any of its Restricted Subsidiaries or any Commonly Controlled Entity or any Multiemployer Plan which would reasonably be expected to result in the withdrawal from, or the termination, Insolvency of, any Single Employer Plan, Multiemployer Plan or Foreign Plan; provided, however, that no such notice will be required under clause (i) or (ii) above unless the event giving rise to such notice, when aggregated with all other such events under clause (i) or (ii) above, would be reasonably expected to result in a Material Adverse Effect;

170 (f) as soon as possible after a Responsible Officer of the Parent Borrower knows thereof, (i) any release or discharge by Ultimate Parent or any of its Restricted Subsidiaries of any Materials of Environmental Concern required to be reported under applicable Environmental Laws to any Governmental Authority, unless the Parent Borrower reasonably determines that the total Environmental Costs arising out of such release or discharge would not reasonably be expected to have a Material Adverse Effect; (ii) any condition, circumstance, occurrence or event not previously disclosed in writing to the Administrative Agent that would reasonably be expected to result in liability or expense under applicable Environmental Laws, unless the Parent Borrower reasonably determines that the total Environmental Costs arising out of such condition, circumstance, occurrence or event would not reasonably be expected to have a Material Adverse Effect, or would not reasonably be expected to result in the imposition of any lien or other material restriction on the title, ownership or transferability of any facilities and properties owned, leased or operated by Ultimate Parent or any of its Restricted Subsidiaries that would reasonably be expected to result in a Material Adverse Effect; and (iii) any proposed action to be taken by Ultimate Parent or any of its Restricted Subsidiaries that would reasonably be expected to subject Ultimate Parent or any of its Restricted Subsidiaries to any material additional or different requirements or liabilities under Environmental Laws, unless the Parent Borrower reasonably determines that the total Environmental Costs arising out of such proposed action would not reasonably be expected to have a Material Adverse Effect; (g) any loss, damage, or destruction to the Collateral in the amount of $10,000,000 or more, whether or not covered by insurance; and (h) promptly after a Responsible Officer of the Borrower Representative knows thereof, any default, event of default or termination under any material warehouse or lease of any distribution center of Ultimate Parent or any of its Restricted Subsidiaries, other than as previously disclosed in writing to the Lenders, where Collateral with a value in excess of $10,000,000, either individually or in the aggregate, is located. Each notice pursuant to this Subsection 7.7 shall be accompanied by a statement of a Responsible Officer of the Parent Borrower (and, if applicable, the relevant Commonly Controlled Entity or Restricted Subsidiary) setting forth details of the occurrence referred to therein and stating what action the Parent Borrower (or, if applicable, the relevant Commonly Controlled Entity or Restricted Subsidiary) proposes to take with respect thereto. 8.8 Environmental Laws. (a) (i) Comply substantially with, and require substantial compliance by all tenants, subtenants, contractors, and invitees with, all applicable Environmental Laws; (ii) obtain, comply substantially with and maintain any and all Environmental Permits necessary for its operations as conducted and as planned; and (iii) require that all tenants, subtenants, contractors, and invitees obtain, comply substantially with and maintain any and all Environmental Permits necessary for their operations as conducted and as planned, with respect to any property leased or subleased from, or operated by Ultimate Parent or its Restricted Subsidiaries. For purposes of this Subsection 7.8(a), noncompliance shall not constitute a breach of this covenant, provided that,

171 upon learning of any actual or suspected noncompliance, Ultimate Parent and any such affected Restricted Subsidiary shall promptly undertake and diligently pursue reasonable efforts, if any, to achieve compliance, and provided, further, that in any case such noncompliance would not reasonably be expected to have a Material Adverse Effect. (b) Promptly comply, in all material respects, with all orders and directives of all Governmental Authorities regarding Environmental Laws, other than such orders or directives (i) as to which the failure to comply would not reasonably be expected to result in a Material Adverse Effect or (ii) as to which: (x) appropriate reserves have been established in accordance with GAAP; (y) an appeal or other appropriate contest is or has been timely and properly taken and is being diligently pursued in good faith; and (z) if the effectiveness of such order or directive has not been stayed, the failure to comply with such order or directive during the pendency of such appeal or contest could not reasonably be expected to have a Material Adverse Effect. (c) Except to the extent that failure to do so, in the aggregate, would not reasonably be expected to have a Material Adverse Effect, maintain, update as appropriate, and implement in all material respects an ongoing program reasonably designed to ensure that all the properties and operations of Ultimate Parent and its Restricted Subsidiaries are periodically reasonably reviewed by competent personnel to identify and promote compliance with and to reasonably and prudently manage any material Environmental Costs that would reasonably be expected to affect Ultimate Parent or any of its Restricted Subsidiaries, including compliance and liabilities relating to: discharges to air and water; acquisition, transportation, storage and use of hazardous materials; waste disposal; species and environmental protection; and recordkeeping required under Environmental Laws. For the purposes of this Subsection 7.8(c), the failure to maintain an environmental program shall not constitute an Event of Default (i) unless it would reasonably be expected to result in a Material Adverse Effect or (ii) if within 90 days of receipt of a reasonable request from the Administrative Agent Ultimate Parent and its Restricted Subsidiaries have taken reasonable and diligent steps to implement and maintain such a program in compliance with this Subsection 7.8(c). 8.9 Subsidiaries. (a) [Reserved]. (b) With respect to any Domestic Subsidiary that is a Wholly Owned Subsidiary (other than an Excluded Subsidiary) (i) created or acquired subsequent to the Closing Date by the Parent Borrower or any of its Domestic Subsidiaries that are Wholly Owned Subsidiaries (other than an Excluded Subsidiary), (ii) being designated as a Restricted Subsidiary, (iii) ceasing to be an Immaterial Subsidiary or other Excluded Subsidiary as provided in the applicable definition thereof after the expiry of any applicable period referred to in such definition or (iv) that becomes a Domestic Subsidiary as a result of a transaction pursuant to, and permitted by, Subsection 8.2 or 8.4 (other than an Excluded Subsidiary), in each case, promptly notify the Administrative Agent of such occurrence and, if the Administrative Agent or the Required

172 Lenders so request, promptly (i) cause the Loan Party that is required to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected first priority security interest (or second priority security interest in accordance with the terms of the Intercreditor Agreement) (as and to the extent provided in the U.S. Guarantee and Collateral Agreement) in the Capital Stock of such new Domestic Subsidiary owned directly by the Parent Borrower or any of its Domestic Subsidiaries that are Wholly Owned Subsidiaries (other than Excluded Subsidiaries) to execute and deliver a Supplemental Agreement (as defined in the U.S. Guarantee and Collateral Agreement) pursuant to Section 9.15 of the U.S. Guarantee and Collateral Agreement, (ii) deliver to the applicable agent in accordance with the Intercreditor Agreement the certificates (if any) representing such Capital Stock, together with undated stock powers, executed and delivered in blank by a duly authorized officer of the parent of such new Domestic Subsidiary and (iii) cause such new Domestic Subsidiary (A) to become a party to the U.S. Guarantee and Collateral Agreement and (B) to take all actions reasonably deemed by the Collateral Agent to be necessary or advisable to cause the Lien created by the U.S. Guarantee and Collateral Agreement in such new Domestic Subsidiary’s Collateral to be duly perfected in accordance with all applicable Requirements of Law (as and to the extent provided in the U.S. Guarantee and Collateral Agreement), including the filing of financing statements in such jurisdictions as may be reasonably requested by the Collateral Agent and (iv) with respect to any Subsidiary of any Loan Party that is not a Loan Party, if such Subsidiary that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation unless such Subsidiary has delivered a Beneficial Ownership Certification in relation to such Subsidiary and Administrative Agent has completed its Patriot Act searches, OFAC/PEP searches and customary individual background checks for such Subsidiary, the results of which shall be satisfactory to Administrative Agent. In addition, the Parent Borrower may (with the written consent of the Administrative Agent) cause any Subsidiary (including any Foreign Subsidiary organized and existing under the laws of any Permitted Jurisdiction) that is not required to become a Subsidiary Guarantor to become a Subsidiary Guarantor by executing and delivering an Assumption Agreement (as defined in the applicable Guarantee and Collateral Agreement) or any other security documentation reasonably acceptable to the Administrative Agent and taking all actions described in this Subsection 7.9(b) (or with respect to Foreign Subsidiaries, as otherwise agreed to with the Administrative Agent) to perfect the Liens on the Capital Stock and Collateral of such Subsidiary (including taking actions necessary to perfect any security interests in Collateral in any foreign jurisdictions); provided that (x) no Subsidiary shall become a Subsidiary Guarantor until such time as the Parent Borrower delivers to the Administrative Agent such documents and other information reasonably requested by the Administrative Agent, including, without limitation, (i) all documentation and information contemplated by Subsection 11.18, (ii) Organizational Documents and customary certificates of a Responsible Officer of the Parent Borrower and such Subsidiary, and (iii) to the extent reasonably requested by the Administrative Agent in connection with a Material Opinion Guarantor, one or more legal opinions with respect to such Subsidiary. For the avoidance of doubt, without the written consent of the Administrative Agent, no Foreign Subsidiary may become a Borrower or Subsidiary Guarantor if such Foreign Subsidiary is not organized and existing under the laws of any of a Permitted Jurisdiction. Notwithstanding anything to the contrary herein, with respect to any Foreign Subsidiary becoming a Subsidiary Guarantor pursuant to the terms of this Subsection 7.9(b), the Administrative Agent, the Collateral Agent and the Parent Borrower may amend this Agreement and any other Loan Document as reasonably necessary or desirable to give effect thereto without

173 the consent of any Lender or other Loan Party. With respect to any Foreign Subsidiary which the Parent Borrower has previously caused to become a Subsidiary Guarantor pursuant to the term of the Loan Documents, the Parent Borrower may, upon not less than ten (10) Business Days’ prior written notice to the Administrative Agent, rescind such election; provided that, (i) no Default or Event of Default shall have occurred or be continuing or would result therefrom, (ii) if, after giving effect to the release of such Subsidiary Guarantor, Specified Availability (divided by Availability on such date and expressed as a percentage) is less than 12.5%, Ultimate Parent shall be in Pro Forma Compliance with a minimum Consolidated Fixed Charge Coverage Ratio of at least 1.00:1.00, (iii) to the extent required by clause (2) of the proviso of Subsection 7.2(f), the Parent Borrower shall deliver to the Administrative Agent an updated Borrowing Base Certificate giving Pro Forma effect to the removal of the assets owned by such Subsidiary Guarantor from the Borrowing Base, and (iv) after giving effect to such rescission (including the removal of the relevant assets from the Borrowing Base), no Liquidity Event shall have occurred; provided, further, that the satisfaction of the conditions in the immediately preceding proviso (other than clause (iii) thereof) shall not be required if the guarantee, grant of collateral or pledge of securities by any Foreign Subsidiary becomes illegal in the jurisdiction of organization or in any jurisdiction where assets comprising Collateral are located or causes a materially negative tax liability for Ultimate Parent or any of its Subsidiaries. (c) With respect to any Foreign Subsidiary or Domestic Subsidiary that is not a Wholly Owned Subsidiary created or acquired subsequent to the Closing Date by the Parent Borrower or any of its Domestic Subsidiaries that are Wholly Owned Subsidiaries (in each case, other than any Excluded Subsidiary), the Capital Stock of which is owned directly by the Parent Borrower or a Domestic Subsidiary that is a Wholly Owned Subsidiary (other than an Excluded Subsidiary), promptly notify the Administrative Agent of such occurrence and if the Administrative Agent or the Required Lenders so request, promptly (i) cause the Loan Party that is required to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected first priority security interest (or second priority security interest in accordance with the terms of the Intercreditor Agreement) (as and to the extent provided in the applicable Guarantee and Collateral Agreement) in the Capital Stock of such new Subsidiary that is directly owned by the Parent Borrower or any Domestic Subsidiary that is a Wholly Owned Subsidiary (other than an Excluded Subsidiary) (provided that, other than with respect to any Foreign Subsidiary that becomes a Loan Party, in no event shall more than 65% of the Capital Stock of any new Foreign Subsidiary be required to be so pledged and, provided, further, that no such pledge or security shall be required with respect to any Subsidiary that is not a Wholly Owned Subsidiary and a Restricted Subsidiary to the extent that the grant of such pledge or security interest would violate the terms of any agreements under which the Investment by the Parent Borrower or any of its Restricted Subsidiaries was made therein) and (ii) to the extent reasonably deemed advisable by the Collateral Agent, in accordance with the Intercreditor Agreement deliver to the applicable agent the certificates, if any, representing such Capital Stock, together with undated stock powers, executed and delivered in blank by a duly authorized officer of the relevant parent of such new Subsidiary and take such other action as may be reasonably deemed by the Collateral Agent to be necessary or desirable to perfect the Collateral Agent’s security interest therein (in each case as and to the extent required by the Guarantee and Collateral Agreement).

174 (d) At its own expense, execute, acknowledge and deliver, or cause the execution, acknowledgement and delivery of, and thereafter register, file or record in an appropriate governmental office, any document or instrument reasonably deemed by the Collateral Agent to be necessary or desirable for the creation, perfection and priority and the continuation of the validity, perfection and priority of the foregoing Liens or any other Liens created pursuant to the Security Documents. For the avoidance of doubt, prior to Borrowing against any Accounts or Inventory located in a foreign jurisdiction, the Parent Borrower shall take all actions reasonably deemed by the Collateral Agent to be necessary or desirable for the creation or perfection of a security interest in such Accounts or Inventory in such foreign jurisdiction. (e) Notwithstanding anything to the contrary in this Agreement, (A) the foregoing requirements shall be subject to the terms of the Intercreditor Agreement and, in the event of any conflict with such terms, the terms of the Intercreditor Agreement shall govern, (B) no security interest or lien is or will be granted pursuant to any Loan Document or otherwise in any right, title or interest of any of Ultimate Parent, Holdings, the Parent Borrower or any of its Subsidiaries in, and “Collateral” shall not include, any Excluded Asset (for so long as and to the extent any such right, title or interest constitutes an Excluded Asset), (C) no Loan Party or any Affiliate thereof shall be required to take any action in any non-U.S. jurisdiction or required by the laws of any non-U.S. jurisdiction in order to create any security interests in assets located or titled outside of the U.S. or to perfect any security interests (unless the Parent Borrower elects to cause a Foreign Subsidiary to become a Subsidiary Guarantor as contemplated by Subsection 7.9(b), in which case the applicable Loan Parties shall take all actions to create and perfect a security interest as agreed to with the Administrative Agent), (D) to the extent not automatically perfected by UCC Filings, no Loan Party shall be required to take any actions in order to perfect any security interests granted with respect to any assets specifically requiring perfection through control (excluding Capital Stock required to be delivered pursuant to the Loan Documents), except to the extent any such action is required pursuant to Subsection 4.16, and (E) nothing in this Subsection 7.9 shall require that any Subsidiary grant a Lien with respect to any property or assets in which such Subsidiary acquires ownership rights to the extent that the Parent Borrower and the Administrative Agent reasonably determine in writing that the costs or other consequences to Holdings or any of its Subsidiaries of the granting of such a Lien is excessive in view of the benefits that would be obtained by the Secured Parties. 8.10 [Reserved]. 8.11 Use of Proceeds. Use the proceeds of the Loans only for the purposes set forth in Subsection 5.17 and request the issuance of Letters of Credit only for the purposes set forth in Subsection 3.1(b); provided that, notwithstanding anything to the contrary, no part of the proceeds of any Loan or Letter of Credit will be used, directly or to Borrowers’ knowledge after due inquiry, indirectly, to make any payments to a Sanctioned Jurisdiction or a Sanctioned Person, to fund any investments, loans or contributions in, or otherwise make such proceeds available to, a Sanctioned Jurisdiction or a Sanctioned Person, to fund any operations, activities or business in a Sanctioned Jurisdiction or of a Sanctioned Person, or in any other manner that would result in a violation of Sanctions by any Person, and that no part of the proceeds of any Loan or Letter of Credit will be used, directly or to Borrowers’ knowledge after due inquiry, indirectly, in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of

175 money, or anything else of value, to any Person in violation of the Anti-Corruption Laws or Anti-Money Laundering Laws. 8.12 Post-Closing Security Perfection. The Parent Borrower agrees to satisfy such other conditions within the applicable time periods set forth on Schedule 7.12, as such time periods may be extended by the Administrative Agent, in its sole discretion. 8.13 [Reserved]. 8.14 Changes in Fiscal Year. End the respective fiscal years of Holdings or the Parent Borrower on the date that is a 52 or 53 week Fiscal Year ending on September 30 or the Friday preceding such date; provided that Holdings or the Parent Borrower may, upon written notice to the Administrative Agent, change its fiscal year to any other fiscal year, in which case, the Parent Borrower and the Administrative Agent will, and will be authorized by the Lenders to, make any adjustments to the Loan Documents that are necessary to reflect such change in fiscal year. 8.15 OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws. Comply in all material respects (i) with all applicable Sanctions and (ii) with all applicable Anti- Corruption Laws and Anti-Money Laundering Laws. Each of the Loan Parties and its Subsidiaries shall implement and maintain in effect policies and procedures reasonably designed to ensure compliance by the Loan Parties and their Subsidiaries and their respective directors, officers, employees, agents and Affiliates with applicable Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. SECTION 9 Negative Covenants Each of Ultimate Parent and the Parent Borrower hereby agrees that, from and after the Closing Date and so long as the Commitments remain in effect, and thereafter until payment in full of the Loans, all Reimbursement Obligations and all other Obligations then due and owing to any Lender or any Agent hereunder and termination or expiration of all Letters of Credit (unless cash collateralized or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent), Ultimate Parent shall not and shall not permit any of its Restricted Subsidiaries to, directly or indirectly: 9.1 Financial Condition Covenant. Upon the occurrence and during the continuance of a Liquidity Event, permit, for the most recently ended period (including the period of four consecutive fiscal quarters of Ultimate Parent and its Restricted Subsidiaries for which financial statements have been delivered pursuant to Subsection 7.1(a) or 7.1(b) ended immediately prior to such Liquidity Event) of four consecutive fiscal quarters of Ultimate Parent and its Restricted Subsidiaries for which financial statements have been delivered pursuant to Subsection 7.1(a) or 7.1(b), the Consolidated Fixed Charge Coverage Ratio as at the last day of such period of four consecutive fiscal quarters to be less than 1.00:1.00 9.2 Limitation on Fundamental Changes. Enter into any merger or consolidation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell,

176 lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets (including pursuant to a Delaware LLC Division), except: (a) (x) any Borrower may be merged or consolidated with or into another Person if (1) a Borrower is the surviving Person or (2) the Person (the “Successor Borrower”) formed by or surviving such merger or consolidation (i) is organized or existing under the laws of the United States, or any state, district or territory thereof and (ii) expressly assumes all obligations of such Borrower under the Loan Documents pursuant to documentation reasonably satisfactory to the Administrative Agent; provided that, in the case of clause (x)(2) above, (i) except with respect to any transaction in which an Escrow Subsidiary merges, consolidates or amalgamates with and into a Borrower, immediately after giving effect to the transaction (and treating any Indebtedness that becomes an Obligation of the Successor Borrower as a result of such transaction as having been incurred by the Successor Borrower at the time of such transaction), no Default will have occurred and be continuing, (ii) each Subsidiary Guarantor (other than (I) any Subsidiary Guarantor that will be released from its obligations under its Subsidiary Guaranty in connection with such transaction and (II) any party to any such consolidation, merger or amalgamation) shall have delivered a joinder or other document or instrument in form reasonably satisfactory to the Administrative Agent, confirming its Subsidiary Guaranty (other than any Subsidiary Guaranty that will be discharged or terminated in connection with such transaction), (iii) each Subsidiary Guarantor (other than (I) any Subsidiary that will be released from its grant or pledge of Collateral under the Guarantee and Collateral Agreement in connection with such transaction and (II) any party to any such consolidation, merger or amalgamation) shall have by a supplement to the applicable Guarantee and Collateral Agreement or another document or instrument affirmed that its obligations thereunder shall apply to its Guarantee as reaffirmed pursuant to clause (ii) above, (iv) the Administrative Agent shall not be obligated to provide Loans to any Successor Borrower until the Administrative Agent and each Lender shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations with respect to such Successor Borrower; and (y) other than with respect to a Borrower (which, for the avoidance of doubt, shall be governed by clause (x) above), any Restricted Subsidiary of the Ultimate Parent may be merged or consolidated with or into the Ultimate Parent (provided that the Ultimate Parent shall be the continuing or surviving entity) or with or into any one or more Restricted Subsidiaries that are Wholly Owned Subsidiaries of the Ultimate Parent (provided that the Wholly Owned Subsidiary or Restricted Subsidiaries of the Ultimate Parent shall be the continuing or surviving entity); provided that in any case where the Subsidiary that is the non-surviving entity is a Loan Party and such Subsidiary’s assets include real property owned by such Loan Party or Voting Stock of any other Loan Party, or if such merger or consolidation constitutes (alone or together with any related merger or consolidation by any Loan Party) a transfer of all or substantially all of the assets of the Domestic Subsidiaries that are Loan Parties, (1) at the time of such merger or consolidation, (A) on the date of such merger or consolidation, after giving effect thereto, (x) (1) 30-Day Specified Availability (divided by Availability on such date and expressed as a percentage) and (2) Specified Availability (divided by Availability on such date and expressed as a percentage) each exceed 12.5% and (y) unless 30-Day Specified Availability (divided by Availability on such date and expressed as a percentage) exceeds 17.5%, Ultimate Parent shall be in Pro Forma Compliance with a minimum Consolidated Fixed Charge Coverage Ratio of at least 1.00:1.00, (2) the

177 continuing or surviving entity shall be a Loan Party, (3) such merger or consolidation shall be in the ordinary course of business or (4) if the continuing or surviving entity is not a Loan Party, the Fair Market Value of all such assets transferred by one or more Loan Parties pursuant to this clause (4) do not exceed $5,000,000 in the aggregate in any Fiscal Year and (B) no Specified Default or any other Event of Default known to Ultimate Parent or the Parent Borrower shall have occurred and be continuing or would result therefrom; (b) any Restricted Subsidiary of the Ultimate Parent may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Ultimate Parent or any Restricted Subsidiary that is a Wholly Owned Subsidiary of the Ultimate Parent (and, in the case of a non-Wholly Owned Subsidiary, may be liquidated to the extent the Ultimate Parent or any Wholly Owned Subsidiary which is a direct parent of such non-Wholly Owned Subsidiary receives a pro rata distribution of the assets thereof); provided that (x) if the Subsidiary that disposes of any or all of its assets is a Loan Party and such disposition includes real property owned by such Loan Party or Voting Stock of any other Loan Party, or constitutes (alone or together with any related disposition of assets by any Loan Party) all or substantially all of the assets of the Domestic Subsidiaries that are Loan Parties, (1) at the time of such sale, lease, transfer or other disposition, (A) on the date of such asset sale, after giving effect thereto, (x) (1) 30-Day Specified Availability (divided by Availability on such date and expressed as a percentage) and (2) Specified Availability (divided by Availability on such date and expressed as a percentage) each exceed 12.5% and (y) unless 30-Day Specified Availability (divided by Availability on such date and expressed as a percentage) exceeds 17.5%, Ultimate Parent shall be in Pro Forma Compliance with a minimum Consolidated Fixed Charge Coverage Ratio of at least 1.00:1.00, (2) the transferee of such assets shall be a Loan Party, (3) such disposition shall be in the ordinary course of business or (4) if the transferee of such assets is not a Loan Party, the Fair Market Value of all such assets transferred by one or more Loan Parties pursuant to this clause (4) do not exceed $10,000,000 in the aggregate in any Fiscal Year and (B) no Specified Default or any other Event of Default known to the Ultimate Parent or the Parent Borrower shall have occurred and be continuing or would result therefrom; (c) [reserved]; (d) to the extent such sale, lease, transfer or other disposition or transaction is expressly excluded from the definition of “Asset Sale” or, if such sale, lease transfer or other disposition or transactions constitutes an “Asset Sale,” such Asset Sale is made in compliance with Subsection 8.5; or (e) the Ultimate Parent or any Restricted Subsidiary may be merged or consolidated with or into any other Person in order to effect any acquisition permitted pursuant to Subsection 8.4.

178 9.3 Limitation on Restricted Payments. Declare or pay any Restricted Payment, except that: (a) in addition to the Restricted Payments permitted pursuant to the following clauses (b) through (l), the Parent Borrower, Holdings and the Ultimate Parent may pay additional Restricted Payments, provided that at the time such dividend, payment or distribution is declared, (i) no Specified Default or any other Event of Default known to the Borrowers shall have occurred and be continuing or would result therefrom and (ii) on the date of such Restricted Payment, after giving effect thereto, (x) (1) 30-Day Specified Availability (divided by Availability on such date and expressed as a percentage) and (2) Specified Availability (divided by Availability on such date and expressed as a percentage) each exceed 15.0% and (y) unless (1) 30-Day Specified Availability (divided by Availability on such date and expressed as a percentage) and (2) Specified Availability (divided by Availability on such date and expressed as a percentage) each exceeds 25.0%, the Ultimate Parent shall be in Pro Forma Compliance with a minimum Consolidated Fixed Charge Coverage Ratio of at least 1.00:1.00; provided further, that such dividend, payment or distribution is paid within 30 days of such declaration; (b) the Parent Borrower, Holdings and any Parent Entity may pay cash dividends, payments and distributions in an amount sufficient to allow any Parent Entity or Holdings to pay legal, accounting and other maintenance and operational expenses (other than Taxes) incurred in the ordinary course of business, provided that, if any Parent Entity shall own any material assets other than the Capital Stock of the Parent Borrower, Holdings or another Parent Entity or other assets, relating to the ownership interest of such Parent Entity in another Parent Entity, Holdings or Subsidiaries of Holdings, such cash dividends with respect to such Parent Entity shall be limited to the reasonable and proportional share, as determined by the Parent Borrower in its reasonable discretion, of such expenses incurred by such Parent Entity relating or allocable to its ownership interest in the Parent Borrower, Holdings or another Parent Entity and such other related assets; (c) the Parent Borrower, Holdings and the Ultimate Parent may pay cash dividends, payments and distributions in an amount sufficient to cover reasonable and necessary expenses (including professional fees and expenses) (other than Taxes) incurred by any Parent Entity or Holdings in connection with (i) registration, public offerings and exchange listing of equity or debt securities and maintenance of the same, (ii) reporting obligations under, or in connection with compliance with, applicable laws or applicable rules of any governmental, regulatory or self-regulatory body or stock exchange, this Agreement or any other agreement or instrument relating to Indebtedness of any Loan Party or any of the Restricted Subsidiaries and (iii) indemnification and reimbursement of directors, officers and employees in respect of liabilities relating to their serving in any such capacity, or obligations in respect of director and officer insurance (including premiums therefor), provided that, in the case of subclause (i) above, if any Parent Entity shall own any material assets other than the Capital Stock of Holdings or another Parent Entity or other assets relating to the ownership interest of such Parent Entity in another Parent Entity, Holdings or its Subsidiaries, with respect to such Parent Entity such cash dividends shall be limited to the reasonable and proportional share, as determined by the Parent

179 Borrower in its reasonable discretion, of such expenses incurred by such Parent Entity relating or allocable to its ownership interest in another Parent Entity, Holdings, the Parent Borrower and such other assets; (d) the Parent Borrower, Holdings and the Ultimate Parent may pay, without duplication, cash dividends, payments and distributions (A) pursuant to the Tax Sharing Agreement or a similar agreement with Holdings or any Parent Entity; and (B) to pay or permit Holdings or any Parent Entity to pay any Related Taxes; (e) the Parent Borrower, Holdings and the Ultimate Parent may pay cash dividends, payments and distributions in an amount sufficient to allow Holdings and any Parent Entity to pay all fees and expenses incurred in connection with the Transactions and the other transactions expressly contemplated by this Agreement and the other Loan Documents, and to allow Holdings to perform its obligations under or in connection with the Loan Documents to which it is a party; (f) the Parent Borrower, Holdings and the Ultimate Parent may pay cash dividends, payments and distributions in an amount sufficient to allow Holdings, any Parent Entity or any Subsidiary thereof to repurchase shares of its Capital Stock or rights, options or units in respect thereof from any Management Investors or former Management Investors (or any of their respective heirs, successors, assigns, legal representatives or estates) (including any repurchase or acquisition by reason of the Parent Borrower, Holdings or any Parent Entity retaining any Capital Stock, option, warrant or other right in respect of any withholding obligations, and any related payment in respect of any such obligations), or as otherwise contemplated by any Management Subscription Agreements for an aggregate purchase price not to exceed $20,000,000 in any Fiscal Year; provided that (A) any unused amounts from any Fiscal Year may be used in any succeeding Fiscal Year (with no more than $40,000,000 in any Fiscal Year); (B) such amount shall be increased by an amount equal to the proceeds to Holdings (whether received by it directly or from a Parent Entity or applied to pay Parent Entity Expenses) or any Parent Entity of any resales or new issuances of shares and options to any Management Investors, at any time after the initial issuances to any Management Investors, together with the aggregate amount of deferred compensation owed by any Parent Entity, Holdings or any of its Subsidiaries to any Management Investor that shall thereafter have been cancelled, waived or exchanged at any time after the initial issuances to any thereof in connection with the grant to such Management Investor of the right to receive or acquire shares of Holdings’ or any Parent Entity’s Capital Stock; provided, however, that any amount received by any Parent Entity or Holdings in accordance with this clause (B) shall have been further contributed to the Parent Borrower or applied to pay expenses, taxes or other amounts (in respect of which the Parent Borrower is permitted to make dividends, payments or distributions pursuant to Subsection 8.3) incurred or payable by Holdings or Parent Entity Expenses; and (C) such amount shall be increased by the cash proceeds of key man life insurance policies received by the Ultimate Parent or any of its Subsidiaries (or by any Parent Entity and contributed to the Ultimate Parent); (g) [reserved];

180 (h) [reserved]; (i) the Parent Borrower, Holdings and the Ultimate Parent may make Restricted Payments; provided that (i) at the time such dividend, payment or distribution is declared, no Specified Default or any other Event of Default known to the Borrowers shall have occurred and be continuing or would result therefrom (provided that such dividend, payment or distribution is paid within 30 days of such declaration) and (ii) the aggregate amount of such dividends, payments and distributions pursuant to this clause (i), when aggregated with all optional prepayments made pursuant to Subsection 8.6(e), do not exceed $25,000,000; (j) the Parent Borrower, Holdings and the Ultimate Parent may make dividends or other distributions of, or Investments paid for or made with, Capital Stock, Indebtedness or other securities of Unrestricted Subsidiaries; (k) [reserved]; and (l) the Parent Borrower, Holdings and the Ultimate Parent may make Restricted Payments (other than any Restricted Payment on Disqualified Capital Stock) in an amount not to exceed in any Fiscal Year of the Ultimate Parent, the greater of (i) 6.0% of the aggregate gross proceeds received by the Ultimate Parent (whether directly, or indirectly through a contribution to common equity capital) in or from any public offering of common stock, units or equity and (ii) 6.0% of Market Capitalization. For purposes of determining compliance with Subsection 8.3, in the event that any Restricted Payment meets the criteria of more than one of the types of Restricted Payments described in one or more of the clauses of Subsection 8.3, the Parent Borrower, in its sole discretion, shall classify such item of Restricted Payment and may include the amount and type of such Restricted Payment in one or more of such clauses (including in part under one such clause and in part under another such clause). 9.4 Limitations on Certain Acquisitions. Acquire by purchase or otherwise all the business or assets of, or stock or other evidences of beneficial ownership of, any Person, except that the Ultimate Parent and its Restricted Subsidiaries shall be allowed to make any such acquisitions so long as: (a) such acquisition is expressly permitted by Subsection 8.2 (other than clause (e)); or

181 (b) such acquisition satisfies each of the following requirements: (i) the business of the acquired company shall be substantially similar to, or ancillary, complementary or related to the line of business of the Ultimate Parent and its Restricted Subsidiaries on the Closing Date, or the assets so acquired shall be used or useful in or otherwise relate to, any such business; (ii) the assets acquired will be owned or otherwise held by a Loan Party or the acquired company and its Subsidiaries will become Guarantors or Borrowers and pledge their Collateral to the Collateral Agent, in each case, to the extent required by Subsection 7.9(b) and Subsection 7.9(c); and (iii) either: (1) On the date of such Permitted Acquisition, after giving effect to such Permitted Acquisition and the transactions related thereto, (x) (1) 30-Day Specified Availability (divided by Availability on such date and expressed as a percentage) and (2) Specified Availability (divided by Availability on such date and expressed as a percentage) each exceed 12.5% and (y) unless (1) 30-Day Specified Availability (divided by Availability on such date and expressed as a percentage) and (2) Specified Availability (divided by Availability on such date and expressed as a percentage) each exceeds 15.0% Ultimate Parent shall be in Pro Forma Compliance with a minimum Consolidated Fixed Charge Coverage Ratio of at least 1.00:1.00; or (2) to the extent the test set forth in clause (iii)(1) is not satisfied, the Acquisition Consideration consists solely of any combination of (x) Capital Stock of any Parent Entity, (y) amounts not to exceed the Available Excluded Contribution Amount Basket, and (z) cash, other property and Indebtedness (whether incurred or assumed but solely to the extent permitted hereunder), provided that the aggregate amount of all such consideration paid for Permitted Acquisitions consummated during any Fiscal Year is less than or equal to $25,000,000 (each such acquisition described in this Subsection 8.4(b), a “Permitted Acquisition”); provided further that the value of any common stock issued by any Parent Entity, the Parent Borrower or any Restricted Subsidiary in connection with any Permitted Acquisition shall not be included in calculating such aggregate consideration in the immediately preceding proviso; provided, further, that in the case of each such acquisition pursuant to clause (a) or (b) after giving effect thereto, no Specified Default or any other Event of Default known to the Parent Borrower shall occur as a result of such acquisition.

182 9.5 Limitation on Dispositions of Collateral. Engage in any Asset Sale with respect to any of the Collateral, except that the Ultimate Parent and its Restricted Subsidiaries shall be allowed to engage in Asset Sales; so long as (i) on the date of such Asset Sale, after giving effect thereto, (x) (1) 30-Day Specified Availability (divided by Availability on such date and expressed as a percentage) and (2) Specified Availability (divided by Availability on such date and expressed as a percentage) each exceed 10.0% and (y) unless (1) 30-Day Specified Availability (divided by Availability on such date and expressed as a percentage) and (2) Specified Availability (divided by Availability on such date and expressed as a percentage) each exceeds 17.5%, Ultimate Parent shall be in Pro Forma Compliance with a minimum Consolidated Fixed Charge Coverage Ratio of at least 1.00:1.00 or (ii) the consideration received (including by way of relief from, or by any other Person assuming responsibility for, any liabilities, contingent or otherwise) in connection with such Asset Sale is for Fair Market Value (determined as of the date a legally binding commitment for such Asset Sale was entered into), and if the Dollar Equivalent of such consideration received is greater than $40,000,000, at least 75% of such consideration received (excluding, in the case of an Asset Sale (or series of related Asset Sales), any consideration by way of relief from, or by any other Person assuming responsibility for, any liabilities, contingent or otherwise, that are not Indebtedness) is in the form of cash (in each case, free and clear of all Liens at the time received, other than Liens permitted by Subsection 8.14). For the purposes of the foregoing, the following are deemed to be cash: (1) Cash Equivalents and Temporary Cash Investments, (2) the assumption of Indebtedness of the Ultimate Parent (other than Disqualified Capital Stock of the Ultimate Parent) or any Restricted Subsidiary and the release in writing of the Parent Borrower or such Restricted Subsidiary from all liability on payment of the principal amount of such Indebtedness in connection with such Asset Sale, (3) Indebtedness of any Restricted Subsidiary that is no longer a Restricted Subsidiary as a result of such Asset Sale, to the extent that the Ultimate Parent and each other Restricted Subsidiary are released in writing from any Guarantee Obligation of payment of the principal amount of such Indebtedness in connection with such Asset Sale, (4) securities received by the Ultimate Parent or any Restricted Subsidiary from the transferee that are converted by the Ultimate Parent or such Restricted Subsidiary into cash within 180 days, (5) consideration consisting of Indebtedness of the Ultimate Parent or any Restricted Subsidiary, (6) Additional Assets and (7) any Designated Noncash Consideration received by the Ultimate Parent or any of its Restricted Subsidiaries in an Asset Sale having an aggregate Fair Market Value, taken together with all other Designated Noncash Consideration received pursuant to this clause, not to exceed an aggregate amount at any time outstanding equal to the greater of (i) $65,000,000 and (ii) 4.00% of Consolidated Total Assets at the time of designation (with the Fair Market Value of each item of Designated Noncash Consideration being measured at the time received and without giving effect to subsequent changes in value). In connection with any Asset Sale permitted under this Subsection 8.5 or a Disposition that is excluded from the definition of “Asset Sale”, the Administrative Agent shall, and the Lenders hereby authorize the Administrative Agent to, execute such releases of Liens and take such other actions as the Parent Borrower may reasonably request in connection with the foregoing.

183 9.6 Limitation on Optional Payments and Modifications of Subordinated Debt Instruments and Other Documents. (a) Make any optional payment or optional prepayment on or optional repurchase or optional redemption of any Indebtedness that is by its terms subordinated to the payment in cash of the Obligations (“Restricted Indebtedness”), including any payments on account of or for a sinking or other analogous fund for, the repurchase, redemption, defeasance or other acquisition thereof (it being understood that (x) payments of regularly scheduled interest and (y) any payment by the Ultimate Parent or any Restricted Subsidiary made as a mandatory principal redemption or other payment in respect of any Restricted Indebtedness pursuant to an “AHYDO saver” provision of any agreement or instrument in respect of Restricted Indebtedness (including the Parent Borrower’s determination in good faith of the amount of any such “AHYDO saver” mandatory principal redemption or other payment) shall be in each case permitted)), unless (A) on the date of such repayment, repurchase or redemption, after giving effect thereto, (x) (1) 30- Day Specified Availability (divided by Availability on such date and expressed as a percentage) and (2) Specified Availability (divided by Availability on such date and expressed as a percentage) each exceed 12.5% and (y) unless 30-Day Specified Availability (divided by Availability on such date and expressed as a percentage) exceeds 17.5%, Ultimate Parent shall be in Pro Forma Compliance with a minimum Consolidated Fixed Charge Coverage Ratio of at least 1.00:1.00 or (B) such payment or prepayment on or optional repurchase or redemption of Restricted Indebtedness is financed with an amount not exceeding the Available Excluded Contribution Amount Basket; provided that the Ultimate Parent or any of its Restricted Subsidiaries may consummate any redemption of Restricted Indebtedness within 60 days after the date of giving an irrevocable notice of redemption if at such date of giving of such notice, such redemption would have complied with this Subsection 8.6(a); provided further, that, unless Agent receives evidence reasonably satisfactory to it that the Ultimate Parent or the applicable Restricted Subsidiary has sufficient cash on hand to satisfy its obligations pursuant to such irrevocable notice of redemption (and will retain such cash until the satisfaction of such obligations), the Administrative Agent shall be entitled to establish an Availability Reserve in an amount equal to the aggregate consideration to be paid in respect of such redemption. (b) [Reserved]. (c) Amend, supplement, waive or otherwise modify any of the provisions of any Restricted Indebtedness in a manner that (A) shortens the maturity date of such Indebtedness incurred thereunder to a date prior to the date that is 91 days after the Termination Date, (B) provides for a shorter weighted average life to maturity, at the time of issuance or incurrence, than the remaining weighted average life to maturity of the Indebtedness that is refinanced, refunded, replaced, renewed, repaid, restructured or extended (provided that compliance with this restriction shall be determined ignoring the effect of any payment of customary upfront fees or any permanent prepayment of such Indebtedness, in each case based on market conditions at the time of the applicable amendment, supplement, waiver or other modification), (C) changes any subordination provision of any Restricted Indebtedness, (D) increases the principal amount of such Indebtedness in a manner that does not comply with Subsection 8.13, (E) provides that

184 such Indebtedness is recourse to any Person other than those which were obligated with respect to such Indebtedness, or (F) does not otherwise comply with the terms of this Agreement and the other Loan Documents. Notwithstanding the foregoing, the provisions of this Subsection 8.6(c) shall not restrict or prohibit any refinancing of Restricted Indebtedness (in whole or in part) with the proceeds of any Indebtedness otherwise permitted to be incurred pursuant to Subsection 8.13. (d) Amend its Organizational Documents, except for changes and amendments that are not materially adverse to the interests of the Administrative Agent, the Lenders and the Issuing Lenders under the Loan Documents or in the Collateral; provided that the applicable Loan Parties comply with all requirements under the Collateral Documents to the extent required in connection therewith. (e) Notwithstanding the foregoing the Ultimate Parent and its Restricted Subsidiaries shall be permitted to make the following optional payments, repurchases and redemptions (“Optional Payments”) in respect of Restricted Indebtedness: (i) Optional Payments pursuant to this clause (e)(i) in an aggregate amount that, when aggregated with all cash dividends paid pursuant to Subsection 8.3(i)(ii), does not exceed in any Fiscal Year $25,000,000; (ii) Optional Payments by exchange for, or out of the proceeds of, the issuance, sale or other incurrence of Indebtedness of the Ultimate Parent or any of its Restricted Subsidiaries permitted under Subsection 8.13; provided that such Indebtedness incurred for purposes of such Optional Payments shall be unsecured or secured on a junior basis to the Obligations in respect of ABL Priority Collateral; (iii) Optional Payments by conversion or exchange of Restricted Indebtedness to Capital Stock (other than Disqualified Capital Stock) or Indebtedness of any Parent Entity; and (iv) Optional Payments in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of making such Optional Payment. 9.7 [Reserved]. 9.8 Limitation on Negative Pledge Clauses. Enter into with any Person any agreement which prohibits or limits the ability of Ultimate Parent or any of its Restricted Subsidiaries that are Loan Parties to create, incur, assume or suffer to exist any Lien in favor of the Lenders in respect of obligations and liabilities under this Agreement or any other Loan Documents upon any of the Collateral, other than:

185 (a) this Agreement, the other Loan Documents and any related documents, the Term Loan Documents and the Additional Obligations Documents; (b) pursuant to any agreement or instrument of a Person, or relating to Indebtedness (including any Guarantee Obligation in respect thereto) or Capital Stock of a Person, which Person is acquired by or merged or consolidated or amalgamated with or into Ultimate Parent or any Restricted Subsidiary, or which agreement or instrument is assumed by Ultimate Parent or any Restricted Subsidiary in connection with an acquisition from such Person or any other transaction entered into in connection with any such acquisition, merger, consolidation or amalgamation, as in effect at the time of such acquisition, merger, consolidation, amalgamation or transaction (except to the extent that such Indebtedness was incurred to finance, or otherwise in connection with, such acquisition, merger, consolidation, amalgamation or transaction), provided that for purposes of this Subsection 8.8(b), if a Person other than a Borrower is the Successor Borrower with respect thereto, any Subsidiary thereof or agreement or instrument of such Person or any such Subsidiary shall be deemed acquired or assumed, as the case may be, by the Ultimate Parent or a Restricted Subsidiary, as the case may be, when such Person becomes such Successor Borrower; (c) pursuant to any agreement or instrument (a “Refinancing Agreement”) effecting a refinancing of Indebtedness incurred or outstanding pursuant or relating to, or that otherwise extends, renews, refunds, refinances or replaces, any agreement or instrument referred to in Subsection 8.8(a), Subsection 8.8(b) or this Subsection 8.8(c) (an “Initial Agreement”) or that is, or is contained in, any amendment, supplement or other modification to an Initial Agreement or Refinancing Agreement (an “Amendment”); provided, however, that the encumbrances and restrictions contained in any such Refinancing Agreement or Amendment taken as a whole are not materially less favorable to the Lenders than encumbrances and restrictions contained in the Initial Agreement or Initial Agreements to which such Refinancing Agreement or Amendment relates (as determined in good faith by the Parent Borrower); (d) (i) pursuant to any agreement or instrument that restricts in a customary manner the assignment or transfer thereof, or the subletting, assignment or transfer of any property or asset subject thereto, (ii) by virtue of any transfer of, agreement to transfer, option or right with respect to, or Lien on, any property or assets of Ultimate Parent or any Restricted Subsidiary not otherwise prohibited by this Agreement, (iii) pursuant to mortgages, pledges or other security agreements securing Indebtedness or other obligations of the Ultimate Parent or a Restricted Subsidiary to the extent restricting the transfer of the property or assets subject thereto, (iv) pursuant to customary provisions restricting dispositions of real property interests set forth in any reciprocal easement agreements of Ultimate Parent or any Restricted Subsidiary, (v) pursuant to Purchase Money Obligations that impose encumbrances or restrictions on the property or assets so acquired, (vi) pursuant to any agreement with customers or suppliers entered into in the ordinary course of business that impose restrictions with respect to cash or other deposits or net worth or inventory, (vii) pursuant to customary provisions contained in agreements and instruments entered into in the ordinary course of business (including but not limited to leases and licenses) or in joint venture and other similar agreements, or in shareholder,

186 partnership, limited liability company and other similar agreements in respect of non-Wholly Owned Restricted Subsidiaries, (viii) restrictions that arise or are agreed to in the ordinary course of business and do not detract from the value of property or assets of Ultimate Parent or any Restricted Subsidiary in any manner material to the Ultimate Parent or such Restricted Subsidiary, (ix) pursuant to Interest Rate Protection Agreements, Hedging Agreements or other Permitted Hedging Arrangements or under Bank Products Agreements or (x) that arises under the terms of documentation governing any factoring agreement or any similar arrangements that in the good faith determination of the Parent Borrower are necessary or appropriate to effect such factoring agreement or similar arrangements; (e) pursuant to any agreement or instrument (i) relating to any Indebtedness permitted to be incurred subsequent to the Closing Date pursuant to Subsection 8.13, (x) if the encumbrances and restrictions contained in any such agreement or instrument taken as a whole are not materially less favorable to the Lenders than the encumbrances and restrictions contained in the Initial Agreements (as determined in good faith by the Parent Borrower), or (y) if such encumbrance or restriction is not materially more disadvantageous to the Lenders than is customary in comparable financings (as determined in good faith by the Parent Borrower) and either (1) the Parent Borrower determines in good faith that such encumbrance or restriction will not materially affect the Parent Borrower’s ability to create and maintain the Liens on the ABL Priority Collateral pursuant to the Security Documents and perform its obligations under this Agreement and the other Loan Documents, including the making of any principal or interest payments on the Loans or (2) such encumbrance or restriction applies only if a default occurs in respect of a payment or financial covenant relating to such Indebtedness, or (ii) relating to any sale of receivables by or Indebtedness of a Foreign Subsidiary (other than a Subsidiary Guarantor) to the extent permitted hereunder; (f) pursuant to any agreement relating to intercreditor arrangements and related rights and obligations, to or by which the Administrative Agent, the Collateral Agent or any other agent, trustee or representative of the Lenders may be party or bound at any time or from time to time, and any agreement providing that in the event that a Lien is granted for the benefit of the Lenders another Person shall also receive a Lien, which Lien is permitted by Subsection 8.14; (g) by reason of any applicable law, rule, regulation or order, or required by any regulatory authority having jurisdiction over any of Ultimate Parent, Holdings, the Parent Borrower or any of the Parent Borrower’s Restricted Subsidiaries or any of their respective businesses, including any such law, rule, regulation, order or requirement applicable in connection with such Restricted Subsidiary’s status (or the status of any Subsidiary of such Restricted Subsidiary) as a Captive Insurance Subsidiary; (h) pursuant to any agreement for the direct or indirect disposition of Capital Stock of any Person, property or assets, imposing restrictions with respect to such Person, Capital Stock, property or assets pending the closing of such disposition, in each case pursuant to a transaction permitted hereunder; and

187 (i) after the Closing Date, any agreement governing or relating to Indebtedness and/or other obligations and liabilities secured by a Lien permitted by Subsection 8.14 (in which case any restriction shall only be effective against the assets subject to such Lien, except as may be otherwise permitted under this Subsection 8.8). 9.9 Limitation on Lines of Business. Enter into any business, either directly or through any Restricted Subsidiary, except for those businesses of the same general type as those in which Ultimate Parent and its Restricted Subsidiaries are engaged in on the Closing Date or which are reasonably related thereto and any business related thereto. 9.10 Limitations on Currency, Commodity and Other Hedging Transactions. Enter into, purchase or otherwise acquire agreements or arrangements relating to currency, commodity or other hedging (each a “Hedging Arrangement”) except, to the extent and only to the extent, that such Hedging Agreements or other agreements or arrangements are entered into with, or such currency or commodity is purchased or otherwise acquired in the ordinary course of business of Ultimate Parent or any of its Restricted Subsidiaries through, reputable financial institutions or vendors other than for purposes of speculation (any such Hedging Agreement, agreement or arrangement, or purchase or acquisition permitted by this Subsection 8.10, a “Permitted Hedging Arrangement”). 9.11 Limitations on Transactions with Affiliates. Except as otherwise expressly permitted in this Agreement, enter into any transaction, including any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate which involves aggregate consideration in excess of $15,000,000 unless such transaction is (A) not otherwise prohibited under this Agreement, and (B) upon terms not materially less favorable to Ultimate Parent or such Restricted Subsidiary, as the case may be, than those that could be obtained at the time in a comparable arm’s length transaction with a Person which is not an Affiliate; provided that nothing contained in this Subsection 8.11 shall be deemed to prohibit: (a) (1) the Ultimate Parent or any Restricted Subsidiary from entering into, modifying, maintaining or performing any consulting, management, compensation, collective bargaining, benefits or employment agreements, related trust agreement or other compensation arrangements with a current or former management member, director, officer, employee or consultant of or to the Ultimate Parent or such Restricted Subsidiary or any Parent Entity in the ordinary course of business, including vacation, health, insurance, deferred compensation, severance, retirement, savings, or other similar plans, programs or arrangements, (2) payments, compensation, performance of indemnification or contribution obligations, the making or cancellation of loans in the ordinary course of business to any such management members, employees, officers, directors or consultants, (3) any issuance, grant or award of stock, options, other equity related interests or other equity securities, to any such management members, employees, officers, directors or consultants, (4) the payment of reasonable fees to directors of the Ultimate Parent or any of its Subsidiaries or any Parent Entity (as (i) approved by the Board of Directors of the Borrower Representative or any Parent Entity (including the compensation committee thereof) or (ii) in the ordinary course of business), or (5) Management Advances and payments in respect thereof (or in reimbursement of any expenses referred to in the definition of such term);

188 (b) the payment of all amounts in connection with this Agreement or any of the Transactions; (c) any customary transactions with a Receivables Subsidiary in connection with a Receivables Facility permitted pursuant to this Agreement; (d) any issuance or sale of Capital Stock of Holdings or any Parent Entity or capital contribution to the Parent Borrower or any Restricted Subsidiary; (e) the execution, delivery and performance of any Tax Sharing Agreement; (f) the execution, delivery and performance of agreements or instruments set forth on Schedule 8.11; (g) (i) any transaction among any of Ultimate Parent and one or more Loan Parties, (ii) any transaction permitted by clause (c), (d), (f), (g), (h), (i), (j), (l) or (m) of Subsection 8.12 (provided that any transaction pursuant to clause (l) or (m) shall be limited to guarantees of loans and advances by third parties), (iii) any transaction permitted by Subsection 8.2 or 8.3 or specifically excluded from the definition of Restricted Payment and (iv) any transaction permitted by (f)(i), (f)(ii), (f)(iii), (f)(vii), (f)(viii) or (j) of Subsection 8.13; and (h) any transaction in the ordinary course of business, or approved by a majority of the Board of Directors of the Ultimate Parent, between Ultimate Parent or any Restricted Subsidiary and any Affiliate of the Parent Borrower controlled by the Ultimate Parent that is a joint venture or similar entity; provided that the aggregate amount of payments made or consideration provided in respect of all such transactions shall not exceed $15,000,000 per Fiscal Year. For purposes of this Subsection 8.11, (i) any transaction with any Affiliate shall be deemed to have satisfied the standard set forth in clause (B) of the first sentence hereof if (x) such transaction is approved by a majority of the Disinterested Directors of the board of directors of the Ultimate Parent, or (y) in the event that at the time of any such transaction, there are no Disinterested Directors serving on the board of directors of the Ultimate Parent, such transaction shall be approved by a nationally recognized expert with expertise reasonably acceptable to the Administrative Agent (it being understood and agreed that each of Houlihan Lokey, Duff & Phelps, Alvarez & Marsal and Evercore shall be deemed acceptable to the Administrative Agent) in appraising the terms and conditions of the type of transaction for which approval is required and (ii) “Disinterested Director” shall mean, with respect to any Person and transaction, a member of the board of directors of such Person who does not have any material direct or indirect financial interest in or with respect to such transaction; it being understood that a member of any such Board of Directors shall not be deemed to have such a financial interest by

189 reason of such member holding Capital Stock of the Parent Borrower or any Parent Entity or any options, warrants or other rights in respect of such Capital Stock. 9.12 Limitations on Investments. Make or maintain, directly or indirectly, any Investment except for the following (collectively, “Permitted Investments”): (a) in addition to Investments permitted pursuant to clauses (b) through (z) below, other Investments; provided that on the date of such Permitted Investment, after giving effect thereto, (x) (1) 30-Day Specified Availability (divided by Availability on such date and expressed as a percentage) and (2) Specified Availability (divided by Availability on such date and expressed as a percentage) each exceed 12.5% and (y) unless 30-Day Specified Availability (divided by Availability on such date and expressed as a percentage) exceeds 17.5%, Ultimate Parent shall be in Pro Forma Compliance with a minimum Consolidated Fixed Charge Coverage Ratio of at least 1.00:1.00; (b) Investments in accounts, payment intangibles and chattel paper (each as defined in the UCC), notes receivable, extensions of trade credit and similar items arising or acquired in the ordinary course of business consistent with the past practice of the Ultimate Parent and its Restricted Subsidiaries; (c) Investments in cash, Cash Equivalents, Temporary Cash Investments and Investment Grade Securities; (d) Investments existing or made pursuant to legally binding written commitments in existence on the Closing Date and set forth on Schedule 1.1(f); (e) Investments by any Loan Party in any other Loan Party (other than Holdings); provided, however, that if any such Investment is in the form of intercompany Indebtedness, such Indebtedness shall not be secured by any Lien and investments in Holdings in amounts and for purposes for which dividends are permitted under Subsection 8.3; (f) Investments received in settlement amounts due to the Ultimate Parent or any Restricted Subsidiary of the Ultimate Parent effected in the ordinary course of business; (g) Investments by any Non-Loan Party in any other Non-Loan Party; (h) Investments by Loan Parties in any Non-Loan Parties; provided, however, that (i) the aggregate outstanding amount at any time of all intercompany Investments made pursuant to this clause (g) in any Fiscal Year shall not exceed $12,500,000 during such Fiscal Year; provided further that amounts unused in any Fiscal Year may be carried forward and used to make Investments in succeeding Fiscal Years in an amount not to exceed $25,000,000 in the aggregate

190 in any one Fiscal Year and (ii) in lieu of the Investments permitted by this clause (g), any Restricted Payment from Loan Parties to Non-Loan Parties may be made in amounts not exceeding the available limit as determined pursuant to this clause (g) (with a corresponding reduction in such limit as a result thereof); (i) Investments by any Non-Loan Party in any Loan Party (other than Holdings); provided, however, that if any such Investment is in the form of intercompany Indebtedness, such Indebtedness shall not be secured any Lien; (j) Investments by any Loan Party in any Non-Loan Party to the extent substantially concurrent with, and in any event within three (3) Business Days of, such Investment, a corresponding cash Investment or Restricted Payment is made from such Non-Loan Party, directly or indirectly, to a Loan Party; (k) any Investment constituting or acquired in connection with a Permitted Acquisition, including any Investment in the form of a capital contribution or intercompany Indebtedness among Ultimate Parent, Holdings, the Parent Borrower and their respective Subsidiaries for the purpose of consummating a Permitted Acquisition; (l) (i) Investments in Ultimate Parent, Holdings or any Parent Entity in lieu of the Restricted Payments permitted by Subsection 8.3(j); and (ii) other Investments made in connection with the Transactions; (m) loans and advances (and guarantees of loans and advances by third parties) made to officers, directors, employees, management members or consultants of any Parent Entity or the Parent Borrower or any of its Restricted Subsidiaries, and Guarantee Obligations of the Ultimate Parent or any of its Restricted Subsidiaries in respect of obligations of officers, directors, employees, management members and consultants of any Parent Entity or the Parent Borrower or any of its Restricted Subsidiaries, in each case (i) in the ordinary course of business (other than in connection with the Management Subscription Agreement), (ii) existing on the Closing Date and described on Schedule 1.1(g), (iii) in respect of travel, entertainment or moving related expenses in the ordinary course of business, (iv) made for other purposes in an aggregate principal amount not to exceed $3,750,000 at any time outstanding or (v) relating to indemnification or reimbursement of any officers, directors or employees in respect of liabilities relating to their serving in any such capacity; in each case other than any loans or advances to any director or executive officer (or equivalent thereof) that would be in violation of Section 402 of the United States Sarbanes-Oxley Act of 2002; provided, however, that with respect to any employee of any Parent Entity, no such loans or advances shall be permitted unless the activities of such employee relate primarily to the Parent Borrower and its Restricted Subsidiaries; (n) loans and advances (and guarantees of loans and advances by third parties) made to Management Investors in connection with the purchase by such Management Investors of

191 Capital Stock of any Restricted Subsidiary, the Parent Borrower or any Parent Entity (so long as, in the case of any purchase of Capital Stock of any Parent Entity, such Parent Entity applies an amount equal to the Net Proceeds of such purchases to, directly or indirectly, make capital contributions to, or purchase Capital Stock of, the Parent Borrower or applies such proceeds to pay Parent Entity Expenses) of up to $15,000,000 outstanding at any one time and promissory notes of Management Investors acquired in connection with the issuance of Management Stock to such Management Investors; (o) Investments of the Ultimate Parent and its Restricted Subsidiaries under Interest Rate Protection Agreements, Hedging Agreements or other Permitted Hedging Arrangements; (p) Investments in the nature of pledges or deposits (x) with respect to leases or (y) utilities provided to third parties in the ordinary course of business or (y) otherwise described in the definition of “Customary Permitted Liens” in Subsection 8.14(c) or made in connection with Liens permitted under Subsection 8.14; (q) Investments representing non-cash consideration received by the Ultimate Parent or any of its Restricted Subsidiaries in connection with any Disposition, provided that any such non-cash consideration received by any Loan Party is pledged to the Collateral Agent for the benefit of the Secured Parties pursuant to the Security Documents as and to the extent provided for therein; (r) Investments by the Ultimate Parent or any of its Restricted Subsidiaries in a Person in connection with a joint venture or similar arrangement; provided that (i) the aggregate amount of such Investments outstanding pursuant to this clause (r) do not exceed $25,000,000 at any time and (ii) the Ultimate Parent or such Restricted Subsidiary complies with the provisions of Subsections 7.9(b) and (c) hereof, if applicable, with respect to such ownership interest; (s) Investments in industrial development or revenue bonds or similar obligations secured by assets leased to and operated by the Ultimate Parent or any of its Restricted Subsidiaries that were issued in connection with the financing of such assets, so long as the Ultimate Parent or any such Restricted Subsidiary may obtain title to such assets at any time by optionally canceling such bonds or obligations, paying a nominal fee and terminating such financing transaction; (t) Investments representing evidences of Indebtedness, securities or other property received from another Person by the Ultimate Parent or any of its Restricted Subsidiaries in connection with any bankruptcy proceeding or other reorganization of such other Person or as a result of foreclosure, perfection or enforcement of any Lien or exchange for evidences of Indebtedness, securities or other property of such other Person held by the Ultimate Parent or any of its Restricted Subsidiaries; provided that any such securities or other property received by any

192 Loan Party is pledged to the Collateral Agent for the benefit of the Secured Parties pursuant to the Security Documents as and to the extent required thereby; (u) Investments in or by any Receivables Subsidiary, or in connection with a Receivables Facility by, to, in or in favor of any Receivables Subsidiary, including Investments of funds held in accounts permitted or required by the arrangements governing such Receivables Facility or any related Indebtedness; (v) any Investment to the extent not exceeding the Available Excluded Contribution Amount Basket; (w) other Investments in an aggregate amount outstanding at any time not to exceed an amount equal to the greater of $50,000,000 and 10.0% of EBITDA for the period of four Fiscal Quarters most recently ended for which financial statements have been or are required to have been delivered pursuant to Subsection 7.1(a) or 7.1(b) prior to the date of determination; (x) any Investment to the extent made using Capital Stock of the Parent Borrower (other than Disqualified Capital Stock), or Capital Stock of any Parent Entity, as consideration; (y) Management Advances; (z) any Investment by any Captive Insurance Subsidiary in connection with the provision of insurance to Ultimate Parent, Holdings, the Parent Borrower or any of its Subsidiaries, which Investment is made in the ordinary course of business of such Captive Insurance Subsidiary, or by reason of applicable law, rule, regulation or order, or that is required or approved by any regulatory authority having jurisdiction over such Captive Insurance Subsidiary or its business, as applicable; and (aa) Investments consisting of purchases or other acquisitions of inventory, supplies, services, material or equipment or the licensing or contribution of intellectual property pursuant to joint marketing arrangements with other Persons, in each case in the ordinary course of business. For purposes of determining compliance with Subsection 8.12, (i) in the event that any Investment meets the criteria of more than one of the types of Investments described in clauses (a) through (z) above, the Parent Borrower, in its sole discretion, shall classify such item of Investment and may include the amount and type of such Investment in one or more of such clauses (including in part under one such clause and in part under another such clause) and (ii) the amount of any Investment made or outstanding at any time under clause (g), (m) or (q) shall be the original cost of such Investment, reduced (at the Parent Borrower’s option) by any

193 dividend, distribution, interest payment, return of capital, repayment or other amount or value received in respect of such Investment. 9.13 Limitations on Indebtedness. Directly or indirectly create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness except for the following (collectively, “Permitted Indebtedness”): (a) Indebtedness of the Ultimate Parent, Parent Borrower, any of its Restricted Subsidiaries or any Escrow Subsidiary incurred pursuant to the Term Loan Credit Facility, any Additional Obligations Documents or any Rollover Indebtedness, in an aggregate principal amount not to exceed $852,000,000 plus the Maximum Incremental Facilities Amount; (b) Indebtedness of Ultimate Parent or any of its Restricted Subsidiaries incurred pursuant to this Agreement and the other Loan Documents (including, without limitation, any Accordion Facility, Extension or any Credit Agreement Refinancing Indebtedness); (c) Secured Ratio Indebtedness; (d) Indebtedness (other than Indebtedness permitted by clauses (a) through (c) above) existing on the Closing Date, and disclosed on Schedule 8.13(d) (together with any renewal, extension, refinancing or refunding pursuant to clause (i) below); (e) Indebtedness of the Ultimate Parent or any Restricted Subsidiary to the Ultimate Parent or any other Restricted Subsidiary; (f) Guarantee Obligations incurred by: (i) Ultimate Parent or any of its Restricted Subsidiaries in respect of Indebtedness of a Loan Party that is permitted hereunder; provided that Guarantee Obligations in respect of Indebtedness permitted pursuant to clauses (a), (c) and (m) shall be permitted only to the extent that such Guarantee Obligations are incurred by Guarantors (other than, in the case of clause (m), Guarantee Obligations incurred by any Foreign Subsidiary that is not a Guarantor); (ii) in respect of lease obligations of Non-Loan Parties (to the extent such lease obligations constitute Indebtedness); (iii) a Loan Party (other than Holdings) in respect of a Non-Loan Party;

194 (iv) a Non-Loan Party in respect of Indebtedness of another Non-Loan Party that is permitted hereunder; (v) Ultimate Parent or any of its Restricted Subsidiaries in respect of Indebtedness of any Person (other than Ultimate Parent or any of its Restricted Subsidiaries) up to a maximum aggregate principal amount at any time outstanding not exceeding the greater of $25,000,000 and 8.00% of EBITDA for the period of four Fiscal Quarters most recently ended for which financial statements have been or are required to have been delivered pursuant to Subsection 7.1(a) or 7.1(b) prior to the date of determination; (vi) in connection with sales or other dispositions permitted under Subsection 8.5, including indemnification obligations with respect to leases, and guarantees of collectability in respect of accounts receivable or notes receivable for up to face value; (vii) consisting of accommodation guarantees for the benefit of trade creditors of the Ultimate Parent or any of its Restricted Subsidiaries in the ordinary course of business; (viii) in respect of Investments expressly permitted pursuant to clauses (l), (m) or (y) of the definition of “Permitted Investments”; (ix) in respect of third-party loans and advances to officers or employees of any Parent Entity or the Parent Borrower or any of its Restricted Subsidiaries permitted pursuant to clause (l) or (m) of the definition of “Permitted Investments”; (x) in respect of Reimbursement Obligations in respect of Letters of Credit or with respect to reimbursement obligations in respect of any other letters or credit permitted under this Agreement; (xi) in respect of performance, bid, appeal, surety, judgment, replevin and similar bonds, other suretyship arrangements, other similar obligations and letters of credit, bankers' acceptances or similar instruments or obligations, all in, or relating to liabilities or obligations incurred in, the ordinary course of business; and (xii) in respect of Indebtedness or other obligations of a Person in connection with a joint venture or similar arrangement in respect of which the aggregate outstanding amount of such Indebtedness, together with the

195 aggregate amount of Investments permitted pursuant to clause (r) of the definition of “Permitted Investments” the Dollar Equivalent of which does not exceed $50,000,000; provided, however, that if any Indebtedness referred to in clauses (i) through (iv) above is subordinated in right of payment to the Obligations or is secured by Liens that are senior or subordinate to any Liens securing the Collateral, then any corresponding Guarantee Obligations shall be subordinated and the Liens securing the corresponding Guarantee Obligations shall be senior or subordinate to substantially the same extent; (g) Financing Lease Obligations and Indebtedness incurred by the Ultimate Parent or a Restricted Subsidiary of the Parent Borrower to finance the acquisition, leasing, construction or improvement of fixed assets; provided, however, that (i) the aggregate outstanding principal amount of all such Financing Lease Obligations and Indebtedness (together with any renewal, extension, refinancing or refunding pursuant to clause (i) below) shall not exceed the greater of (x) $75,000,000 and (y) 5.00% of Consolidated Total Assets at any time and (ii) such Financing Lease Obligations and Indebtedness shall be incurred prior to or within 180 days of such acquisition or leasing or completion of construction or improvement of such assets; (h) Indebtedness of any Foreign Subsidiary in an aggregate principal amount at any time outstanding for all Foreign Subsidiaries not exceeding the greater of (x) (A) $75,000,000 and (B) 24.00% of EBITDA for the period of four Fiscal Quarters most recently ended for which financial statements have been or are required to have been delivered pursuant to Subsection 7.1(a) or 7.1(b) prior to the date of determination (provided that an additional $25,000,000 of such Indebtedness shall be permitted to be outstanding at any time in connection with overdraft and similar facilities) and (y) an amount equal to (A) the Foreign Borrowing Base plus (B) in the event of any refinancing of any Indebtedness incurred under this clause (y), the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses (including accrued and unpaid interest) incurred or payable in connection with such refinancing; (i) renewals, extensions, refinancings, replacements and refundings of Indebtedness (in whole or in part) permitted by: (i) clause (d) or (g) above or this clause (i)(i); provided, however, that (A) any such renewal, extension, refinancing or refunding is in an aggregate principal amount not greater than the principal amount (or accreted value, if applicable) of such Indebtedness so renewed, extended, refinanced or refunded (plus accrued interest, any premium and reasonable commission, fees, underwriting discounts and other costs and expenses incurred in connection with such refinanced Indebtedness) and (B) such Indebtedness has a weighted average life to maturity no shorter than the remaining weighted average life to maturity of the Indebtedness so renewed, extended, refinanced or refunded; and

196 (ii) clause (a), (c), (k) or (o) hereof or this clause (i)(ii); provided, however, that (A) any such renewal, extension, refinancing or refunding is in an aggregate principal amount not greater than the principal amount (or accreted value, if applicable) of such Indebtedness so renewed, extended, refinanced or refunded (plus accrued interest, any premium and reasonable commission, fees, underwriting discounts and other costs and expenses, incurred in connection with such refinanced Indebtedness), (B) no Loan Party that is not obligated with respect to repayment of such Indebtedness that is renewed, extended, refinanced or refunded immediately prior to the time of such renewal, extension, refinancing or refunding is required to become obligated with respect thereto (other than any Person that becomes a Loan Party and is created or acquired on or after the date of such renewal, extension, refinancing or refunding), (C) if the Indebtedness that is renewed, extended, refinanced or refunded was subordinated in right of payment to the Obligations, then the terms and conditions of the renewal, extension, refinancing or refunding must include subordination terms and conditions that are at least as favorable to the Lenders as those that were applicable to the renewed, extended, refinanced or refunded Indebtedness and (D) such Indebtedness has (x) a Stated Maturity date that is (i) at least 91 days after the Termination Date and (ii) not earlier than the Stated Maturity date of the Indebtedness that is renewed, extended, refinanced or refunded and (y) a weighted average life, at the time of issuance or incurrence, of not less than the remaining weighted average life of the Indebtedness that is renewed, extended, refinanced or refunded; (j) Indebtedness of the Ultimate Parent or any Restricted Subsidiary to the Ultimate Parent or any of its Subsidiaries to the extent the Investment in such Indebtedness is not restricted by Subsection 8.12; (k) Indebtedness pursuant to any Vendor Financing Arrangement; (l) Indebtedness incurred under any agreement pursuant to which a Person provides cash management services or similar financial accommodations to the Parent Borrower or any of its Restricted Subsidiaries; (m) [reserved]; (n) [reserved]; (o) Indebtedness incurred or assumed in connection with, or as a result of, a Permitted Acquisition so long as: (i) with respect to any newly incurred Indebtedness, such Indebtedness is secured only by property of the acquired company or other assets to the extent otherwise permitted hereunder, (ii) Ultimate Parent would be in compliance, on a Pro Forma

197 Basis after giving effect to the consummation of such acquisition and the incurrence or assumption of such Indebtedness, with Subsection 8.1 recomputed as of the last day of the most recently ended fiscal quarter of Ultimate Parent for which financial statements are available, whether or not compliance with Subsection 8.1 is otherwise required at such time (it being understood that, as a condition precedent to the effectiveness of any such incurrence or assumption, the Borrower Representative shall deliver to the Administrative Agent a certificate of a Responsible Officer setting forth in reasonable detail the calculations demonstrating such compliance), (iii) before and after giving effect thereto, no Specified Default or any other Event of Default known to the Borrowers has occurred and is continuing, and (iv) with respect to any newly incurred Indebtedness, such Indebtedness does not have any maturity, amortization, redemption or similar requirement prior to the date that is 91 days after the Termination Date (other than (x) mandatory prepayments with proceeds of and exchanges for refinancing Indebtedness in respect thereof permitted hereunder or (y) an earlier maturity date and/or higher amortization rate for customary bridge financings, which, subject to customary conditions, would either be automatically converted into or required to be exchanged for permanent financing which does not provide for a maturity date prior to the date that is 91 days after the Termination Date or an amortization rate greater than 1.0% per annum prior to the date that is 91 days after the Termination Date and other mandatory prepayments with proceeds of and exchanges for refinancing Indebtedness in respect thereof permitted hereunder); (p) Indebtedness of Ultimate Parent or any of its Restricted Subsidiaries incurred to finance insurance premiums in the ordinary course of business; (q) Indebtedness (A) arising from the honoring of a check, draft or similar instrument against insufficient funds in the ordinary course of business or (B) to the extent such Indebtedness is unsecured, consisting of guarantees, indemnities, obligations in respect of earn- outs or other purchase price adjustments, or similar obligations, incurred in connection with a Permitted Acquisition or disposition of any business, assets or Person permitted hereunder; provided, that the aggregate principal amount of Indebtedness described in clause (B) outstanding at any time shall not exceed $25,000,000; (r) Indebtedness of Ultimate Parent or any of its Restricted Subsidiaries in respect of Financing Leases which have been funded solely by Investments of Ultimate Parent and its Restricted Subsidiaries permitted under clause (r) of the definition of “Permitted Investments”; (s) Indebtedness of the Ultimate Parent or any of its Restricted Subsidiaries arising in connection with industrial development or revenue bonds or similar obligations secured by property or assets leased to and operated by the Ultimate Parent or such Restricted Subsidiary that were issued in connection with the financing or refinancing of such property or assets, provided that the aggregate principal amount of such Indebtedness outstanding at any time shall not exceed $50,000,000;

198 (t) Indebtedness of the Ultimate Parent or any of its Restricted Subsidiaries in respect of obligations evidenced by bonds, debentures, notes or similar instruments issued as payment- in-kind interest payments in respect of Indebtedness otherwise permitted hereunder; (u) accretion of the principal amount of Indebtedness of the Ultimate Parent or any of its Restricted Subsidiaries otherwise permitted hereunder issued at any original issue discount; (v) Indebtedness of the Ultimate Parent and its Restricted Subsidiaries under Interest Rate Protection Agreements and under Permitted Hedging Arrangements; (w) Indebtedness of the Ultimate Parent or any of its Restricted Subsidiaries in respect of any Sale and Leaseback Transaction; (x) Indebtedness in respect of any letters of credit issued in favor of any Issuing Lender or the Swingline Lender to support any Defaulting Lender’s participation in Letters of Credit or Swingline Loans as provided for in Subsection 3.4, in each case to the extent not exceeding the maximum amount of such participations; (y) other Indebtedness of Ultimate Parent or any of its Restricted Subsidiaries in an aggregate principal amount at any time outstanding not exceeding (when incurred or assumed) the greater of (i) $135,000,000 and (ii) the amount equal to 8.25% of Consolidated Total Assets as of the Fiscal Quarter most recently ended for which financial statements have been or are required to have been delivered pursuant to Subsection 7.1(a) or 7.1(b) prior to the date of determination; provided that Indebtedness incurred pursuant to subclause (ii) shall not cease to be permitted under this clause (y) solely because of a later decrease in Consolidated Total Assets; (z) unsecured Indebtedness of Ultimate Parent and its Restricted Subsidiaries; and (aa) Indebtedness incurred in connection with any Receivables Facility; provided that, at the time such Receivables Facility was first entered into, before and after giving effect thereto, no Default or Event of Default has occurred and is continuing. For purposes of determining compliance with and the outstanding principal amount of any particular Indebtedness (including Guarantee Obligations) incurred pursuant to and in compliance with, this Subsection 8.13, (i) in the event that any Indebtedness (including Guarantee Obligations) meets the criteria of more than one of the types of Indebtedness (including Guarantee Obligations) described in one or more clauses of this Subsection 8.13, the Parent Borrower, in its sole discretion, shall classify such item of Indebtedness and may include the amount and type of such Indebtedness in one or more of the clauses of this Subsection 8.13 (including in part under one such clause and in part under another such clause), provided that, at

199 the election of the Parent Borrower pursuant to written notice to the Administrative Agent, any Indebtedness incurred and outstanding pursuant to the Cash Capped Incremental Facility or the Voluntary Prepayment Incremental Facility shall cease to be deemed incurred or outstanding for purposes of such definition and shall instead be deemed incurred and outstanding pursuant to the Ratio Incremental Facility from and after the first date on which the Parent Borrower so notifies the Administrative Agent that it could have incurred such Indebtedness under the Ratio Incremental Facility without reliance on the Cash Capped Incremental Facility or the Voluntary Prepayment Incremental Facility; (ii) the amount of any Indebtedness denominated in any currency other than Dollars shall be calculated based on customary currency exchange rates in effect, in the case of such Indebtedness incurred (in respect of term Indebtedness) or committed (in respect of revolving Indebtedness), on the date that such Indebtedness was incurred (in respect of term Indebtedness) or committed (in respect of revolving Indebtedness); provided that if such Indebtedness is incurred to refinance other Indebtedness denominated in a currency other than Dollars (or in a different currency from the Indebtedness being refinanced), and such refinancing would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed (1) the outstanding or committed principal amount, as applicable, of such Indebtedness being refinanced plus (2) the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses (including accrued and unpaid interest) incurred or payable in connection with such refinancing, (iii) if any Indebtedness is incurred to refinance Indebtedness initially incurred in reliance on a basket measured by reference to a percentage of Consolidated Total Assets at the time of incurrence, and such refinancing would cause the percentage of Consolidated Total Assets restriction to be exceeded if calculated based on the Consolidated Total Assets on the date of such refinancing, such percentage of Consolidated Total Assets restriction shall not be deemed to be exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being refinanced, plus the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses (including accrued and unpaid interest) incurred or payable in connection with such refinancing, (iv) the amount of Indebtedness issued at a price that is less than the principal amount thereof shall be equal to the amount of the liability in respect thereof determined in accordance with GAAP; (v) the principal amount of Indebtedness outstanding under any subclause of Subsection 8.13, including for purposes of any determination of the “Maximum Incremental Facilities Amount”, shall be determined after giving effect to the application of proceeds of any such Indebtedness to refinance any such other Indebtedness and (vi) in the event that the Parent Borrower shall classify Indebtedness incurred on the date of determination as incurred in part pursuant to Subsection 8.13(a) or Subsection 8.13(b) and clause (ii) of the definition of Maximum Incremental Facilities Amount or (ii) [reserved], as provided in clause (i) of this paragraph, any calculation of the Consolidated First Lien Leverage Ratio (as defined in the Term Loan Credit Agreement), including in the definition of “Maximum Incremental Facilities Amount”, shall not include any such Indebtedness (and shall not give effect to any discharge of Indebtedness from the proceeds thereof) to the extent incurred pursuant to any such other clause of Subsection 8.13. For purposes of determining compliance with any provision of this Subsection 8.13 (or any category of Permitted Liens described in the definition thereof) measured by a dollar amount or by reference to EBITDA for the period of four fiscal quarters most recently ended for

200 which financial statements have been or are required to have been delivered pursuant to Subsection 7.1(a) or 7.1(b) prior to the date of determination or a percentage of Consolidated Total Assets, in each case, for the incurrence of Indebtedness or Liens securing Indebtedness denominated in a foreign currency, the Dollar Equivalent principal amount of such Indebtedness incurred pursuant thereto shall be calculated based on the Spot Rate of Exchange in effect on the date that such Indebtedness was incurred, in the case of term Indebtedness, or first committed, in the case of revolving or deferred draw Indebtedness; provided that (x) the Dollar Equivalent principal amount of any such Indebtedness outstanding on the Closing Date shall be calculated based on the Spot Rate of Exchange in effect on the Closing Date, (y) if such Indebtedness is incurred to refinance other Indebtedness denominated in a foreign currency (or in a different currency from such Indebtedness so being incurred), and such refinancing would cause the applicable provision of this Subsection 8.13 (or category of Permitted Liens) measured by a dollar amount or by reference to EBITDA for the period of four fiscal quarters most recently ended for which financial statements have been or are required to have been delivered pursuant to Subsection 7.1(a) or 7.1(b) prior to the date of determination or a percentage of Consolidated Total Assets, as applicable, to be exceeded if calculated at the Spot Rate of Exchange in effect on the date of such refinancing, such provision of this Subsection 8.13 (or category of Permitted Liens) measured by a dollar amount or by reference to EBITDA for the period of four fiscal quarters most recently ended for which financial statements have been or are required to have been delivered pursuant to Subsection 7.1(a) or 7.1(b) prior to the date of determination or a percentage of Consolidated Total Assets, as applicable, shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed (i) the outstanding or committed principal amount (whichever is higher) of such Indebtedness being refinanced plus (ii) the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses (including accrued and unpaid interest) incurred or payable in connection with such refinancing and (z) the Dollar Equivalent principal amount of Indebtedness denominated in a foreign currency and incurred pursuant to this Agreement, the Term Loan Credit Facility or any other credit facility shall be calculated based on the Spot Rate of Exchange in effect on, at the Parent Borrower’s option, (A) the Closing Date, (B) any date on which any of the respective commitments under this Agreement, the Term Loan Credit Facility or any other credit facility shall be reallocated between or among facilities or subfacilities hereunder or thereunder, or on which such rate is otherwise calculated for any purpose thereunder or (C) the date of such incurrence. The principal amount of any Indebtedness incurred to refinance other Indebtedness, if incurred in a different currency from the Indebtedness being refinanced, shall be calculated based on the Spot Rate of Exchange applicable to the currencies in which such respective Indebtedness is denominated that is in effect on the date of such refinancing. Notwithstanding anything to the contrary herein, prior to the grant of a security interest to the Collateral Agent in all of the outstanding Capital Stock of Columbia-MBF, Inc. pursuant to a pledge or security agreement in form and substance reasonably satisfactory to the Collateral Agent, Allied Luxembourg S.a.r.l. shall not, directly or indirectly, create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness for borrowed money (other than (i) that certain Promissory Note made on December 22, 2014 by Allied Luxembourg S.a.r.l. in favor of Columbia-MBF, Inc. and (ii) additional de minimis amounts).

201 9.14 Limitations on Liens. Create or suffer to exist, any Lien upon or with respect to any of their respective properties or assets, whether now owned or hereafter acquired, or assign, or permit any of their respective Restricted Subsidiaries to assign, any right to receive income, except for the following (collectively, “Permitted Liens”): (a) Liens (i) created pursuant to the Loan Documents or otherwise securing, directly or indirectly, the Obligations or other Indebtedness permitted by Subsection 8.13(b), (ii) created pursuant to the Term Loan Documents, or (iii) created pursuant to any Additional Obligations Documents or any documents entered into in connection with any Rollover Indebtedness or otherwise securing, directly or indirectly, Additional Obligations, Rollover Indebtedness or other Indebtedness permitted by Subsection 8.13(a), in the case of clauses (ii) and (iii) above, (x) in respect of any such Indebtedness permitted to be secured, including, in the case of Indebtedness incurred under Subsection 8.13(a), to the extent such Indebtedness is permitted to be secured pursuant to the Ratio Incremental Facility and (y) provided that (A) any such Indebtedness shall be secured on a junior basis with this Facility with respect to ABL Priority Collateral and on a pari passu or junior basis with the Term Loan Credit Facility (or any refinancing Indebtedness in respect thereof permitted by the terms of this Agreement) with respect to Cash Flow Priority Collateral and (B) such Liens remain subject to the Intercreditor Agreement; (b) Liens existing on the Closing Date and disclosed on Schedule 8.14(b); (c) Liens of the type listed in this clause (c) (each such Lien, a “Customary Permitted Lien”) (i) Liens for Taxes, assessments and similar charges or claims that are not yet delinquent or the nonpayment of which in the aggregate would not reasonably be expected to have a Material Adverse Effect, or which are being contested in good faith by appropriate proceedings and adequate reserves with respect thereto are maintained on the books of Ultimate Parent or its Restricted Subsidiaries, as the case may be, in conformity with GAAP; (ii) Liens with respect to outstanding motor vehicle fines, liens of landlords or of mortgagees of landlords arising by statute and liens of suppliers, mechanics, carriers, materialmen, warehousemen or workmen and other liens imposed by law created in the ordinary course of business for amounts not known to be overdue for a period of more than 60 days or that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP; (iii) deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other types of social security benefits or other insurance related obligations (including pledges or deposits securing liability to insurance carriers under insurance or self- insurance arrangements);

202 (iv) encumbrances arising by reason of zoning restrictions, easements, licenses, reservations, covenants, rights-of-way, utility easements, building restrictions and other similar encumbrances on the use of real property not materially detracting from the value of such real property or not materially interfering with the ordinary conduct of the business conducted and proposed to be conducted at such real property; (v) encumbrances arising under leases or subleases, licenses or sublicenses, or occupancy agreements with respect to real property, whether or not of record and whether now in existence or hereafter entered into that do not, in the aggregate over all such encumbrances, materially detract from the value of such real property or interfere with the ordinary conduct of the business conducted and proposed to be conducted at such real property; (vi) financing statements with respect to a lessor’s rights in and to personal property leased to such Person in the ordinary course of such Person’s business; (vii) Liens, pledges or deposits securing the performance of (x) bids, contracts (other than for borrowed money), obligations for utilities, leases and statutory or regulatory obligations, or (y) performance, bid, surety, appeal, judgment, replevin and similar bonds, other surety arrangements, and other similar obligations, all in, or relating to liabilities or obligations incurred in, the ordinary course of business; (viii) Liens arising by reason of any judgment, decree or order of any court or other Governmental Authority, unless the judgment, decree or order it secures has not, within 30 days after entry of such judgment, been discharged or execution stayed pending appeal, or has not been discharged within 30 days after the expiration of any such stay; (ix) Liens existing on assets or properties at the time of the acquisition thereof by Ultimate Parent or any of its Restricted Subsidiaries which do not materially interfere with the use, occupancy, operation and maintenance of structures existing on the property subject thereto or extend to or cover any assets or properties of Ultimate Parent or such Restricted Subsidiary other than the assets or property being acquired; (x) Liens on goods in favor of customs and revenue authorities arising as a matter of law to secure customs duties in connection with the importation of such goods; and (xi) undetermined or inchoate Liens and charges arising or potentially arising under statutory provisions which have not at the time been filed or registered in accordance with applicable law or of which written notice has not been duly given in accordance with applicable law or which although filed or registered, relate to obligations not due or delinquent, including without

203 limitation statutory Liens incurred, or pledges or deposits made, under worker’s compensation, employment insurance and other social security legislation. (d) Liens (including purchase money Liens) granted by Ultimate Parent or any of its Restricted Subsidiaries (including the interest of a lessor under a Financing Lease and Liens to which any property is subject at the time, on or after the Closing Date, of Ultimate Parent’s or such Restricted Subsidiary’s acquisition thereof) securing Indebtedness permitted under Subsection 8.13(g) and limited in each case to the property purchased with the proceeds of such Indebtedness or subject to such Lien or Financing Lease; (e) any Lien securing the renewal, extension, refinancing or refunding of any Indebtedness secured by any Lien permitted by clause (b) or (d) above, clause (l) or (q) below, or this clause (e); provided that (i) (A) in the case of any renewal, extension, refinancing or refunding of Indebtedness secured by any Lien permitted by clause (b) or (d) above (or successive renewals, extensions, refinancings or refundings thereof) such renewal, extension, refinancing or refunding is made without any change in the class or category of assets or property subject to such Lien and no such Lien is extended to cover any additional class or category of assets or property, (B) in the case of any renewal, extension, refinancing or refunding of Indebtedness secured by any Lien permitted by clause (l) below (or successive renewals, extensions, refinancings or refundings thereof), such Lien does not extend to cover any other assets or property (other than the proceeds or products thereof and after-acquired property subjected to a Lien pursuant to terms existing at the time of such acquisition, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition) and (C) in the case of any renewal, extension, refinancing or refunding of Indebtedness secured by any Lien permitted by clause (s) or (t) below (or successive renewals, extensions, refinancings or refundings thereof), such Liens do not encumber any assets or property other than Collateral (with the priority of such Liens in the ABL Priority Collateral and Cash Flow Priority Collateral or equivalent thereof being no less favorable to the Lenders than the priority set forth in the Intercreditor Agreement); and (ii) such Liens are in respect of Indebtedness of Ultimate Parent and its Restricted Subsidiaries permitted by Subsection 8.13(i) and that the principal amount of such Indebtedness is not increased except as permitted by Subsection 8.13(i); (f) Liens on assets of any Foreign Subsidiary of Ultimate Parent securing Indebtedness of such Foreign Subsidiary permitted under Subsection 8.13(h); provided that no such Lien shall extend to any assets of such Foreign Subsidiary that are included in the calculation of the Borrowing Base; (g) Liens in favor of lessors securing operating leases permitted hereunder; (h) statutory or common law Liens or rights of setoff of depository banks or securities intermediaries with respect to deposit accounts, securities accounts or other funds of Ultimate Parent or any Restricted Subsidiary maintained at such banks or intermediaries, including to

204 secure fees and charges in connection with returned items or the standard fees and charges of such banks or intermediaries in connection with the deposit accounts, securities accounts or other funds maintained by Ultimate Parent or such Restricted Subsidiary at such banks or intermediaries (excluding any Indebtedness for borrowed money owing by Ultimate Parent or such Restricted Subsidiary to such banks or intermediaries); (i) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by Ultimate Parent or its Restricted Subsidiaries in the ordinary course of business; (j) Liens securing Indebtedness of Ultimate Parent and its Restricted Subsidiaries permitted by Subsection 8.13(r); (k) Liens on the property or assets described in Subsection 8.13(s) in respect of Indebtedness of Ultimate Parent and its Subsidiaries permitted by Subsection 8.13(s); (l) Liens securing Indebtedness of Ultimate Parent and its Restricted Subsidiaries permitted by Subsection 8.13(o) assumed in connection with any Permitted Acquisition (other than Liens on the Capital Stock of any Person that becomes a Restricted Subsidiary); provided that (i) such Lien was not created in contemplation of such acquisition or such Person becoming a Restricted Subsidiary, (ii) such Lien does not extend to cover any other assets or property (other than the proceeds or products thereof and after-acquired property subjected to a Lien pursuant to terms existing at the time of such acquisition, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition) and (iii) such Lien shall be created no later than the later of the date of such acquisition or the date of the assumption of such Indebtedness (other than as permitted by clause (ii) above); (m) any encumbrance or restriction (including put and call agreements) with respect to the Capital Stock of any joint venture or similar arrangement pursuant to the joint venture or similar agreement with respect to such joint venture or similar arrangement; (n) Liens on intellectual property, including any foreign patents, patent applications, trademarks, trademark applications, trade names, copyrights, technology, know-how or processes; provided that such Liens result from the granting of licenses in the ordinary course of business to any Person to use such intellectual property or such foreign patents, patent applications, trademarks, trademark applications, trade names, copyrights, technology, know- how or processes, as the case may be;

205 (o) Liens in respect of Guarantee Obligations permitted under Subsection 8.13(f) relating to Indebtedness otherwise permitted under Subsection 8.13, to the extent Liens in respect of such Indebtedness are permitted under this Subsection 8.14; (p) Liens on assets of Ultimate Parent or any of its Restricted Subsidiaries not otherwise permitted by the foregoing clauses of this Subsection 8.14 securing obligations or other liabilities of Ultimate Parent or any of its Restricted Subsidiaries; provided, that the aggregate outstanding amount of all such obligations and liabilities secured by such Liens (when created) shall not exceed the greater of (i) $65,000,000 and (ii) 4.00% of Consolidated Total Assets at any time (provided that Liens permitted pursuant to subclause (ii) shall not cease to be permitted under this clause (p) solely because of a later decrease in Consolidated Total Assets); provided further that any Lien securing Indebtedness created pursuant to this clause (p) on ABL Priority Collateral shall be junior to the Lien on ABL Priority Collateral securing the Obligations under this Facility and subject to the terms of the Intercreditor Agreement or otherwise be on terms reasonably satisfactory to the Administrative Agent; (q) Liens securing Indebtedness permitted by Subsections 8.13(l) and 8.13(r), provided that (A) to the extent that the Parent Borrower determines to secure such Indebtedness permitted by Subsection 8.13(l) or 8.13(r) with a Lien on any ABL Priority Collateral on a basis pari passu in priority with the Liens securing the amounts due under the Facility and with a higher payment priority pursuant to Subsection 10.15 than clause “eleventh” (Interest Rate Protection Agreements, Hedging Agreements, other Permitted Hedging Arrangements, Vendor Financing Arrangements or Cash Management Arrangements otherwise secured under the Security Documents), (x) only in respect of (i) any Bank Products Agreements constituting such Indebtedness permitted by Subsection 8.13(l) that are designated as Designated Cash Management Agreements and (ii) any Interest Rate Protection Agreements, Hedging Agreements or other Permitted Hedging Arrangements constituting such Indebtedness permitted by Subsection 8.13(r) that are designated as Designated Hedging Agreements, in each case in accordance with the terms of Subsection 11.22, and (y) only to the extent that the other party to such Bank Products Agreement, Interest Rate Protection Agreement, Hedging Agreement, other Permitted Hedging Arrangement or Vendor Financing Arrangement, as the case may be, is a Bank Products Affiliate, a Hedging Affiliate or a Vendor Affiliate for the purposes of the Guarantee and Collateral Agreement; (r) Liens on Margin Stock, if and to the extent the value of all Margin Stock of Ultimate Parent and its Subsidiaries exceeds 25% of the value of the total assets subject to Subsection 8.14; (s) Liens in respect of Indebtedness of Ultimate Parent and its Subsidiaries permitted by Subsection 8.13(i)(i);

206 (t) Liens in respect of any Secured Ratio Indebtedness; provided that such Liens shall comply with the priority requirements set forth in clause (ii) of the proviso in the definition of “Secured Ratio Indebtedness”; (u) [reserved]; (v) Liens on cash and Cash Equivalents securing Indebtedness permitted by Subsection 8.13(v); provided that upon the termination and non-replacement of such Interest Rate Protection Agreement or Permitted Hedging Arrangements, such cash and Cash Equivalents are deposited in a Blocked Account or applied to secure other Indebtedness permitted by Subsection 8.13(v); (w) Liens on Capital Stock, Indebtedness or other securities of an Unrestricted Subsidiary or any joint venture that secure Indebtedness or other obligations of such Unrestricted Subsidiary or joint venture, respectively; (x) Liens securing Indebtedness in respect of any Vendor Financing Arrangement; (y) Liens securing Indebtedness permitted by Subsection 8.13(w) or (x); (z) Liens on the Cash Flow Priority Collateral; (aa) Liens on accounts receivable and assets related to such accounts receivable incurred in connection with a Receivables Facility permitted under this Agreement; provided that such Liens shall only extend to (x) the accounts receivables sold by a Receivables Subsidiary and assets related to such accounts receivable and/or (y) the accounts receivables sold by any Borrower or Restricted Subsidiary to a Receivables Subsidiary and assets related to such accounts receivable. For purposes of determining compliance with this Subsection 8.14, (i) a Lien need not be incurred solely by reference to one category of Permitted Liens described in this Subsection 8.14 but may be incurred under any combination of such categories (including in part under one such category and in part under any other such category), (ii) in the event that a Lien (or any portion thereof) meets the criteria of one or more of such categories of Permitted Liens, the Parent Borrower shall, in its sole discretion, classify or reclassify such Lien (or any portion thereof) and may include the amount and type of such Lien in one or more of the clauses of this Subsection 8.14, (iii) if any Liens securing Indebtedness are incurred to refinance Liens securing Indebtedness initially incurred in reliance on a basket measured by reference to a percentage of Consolidated Total Assets at the time of incurrence, and such refinancing would cause the percentage of Consolidated Total Assets restriction to be exceeded if calculated based on the Consolidated Total Assets on the date of such refinancing, such percentage of Consolidated Total

207 Assets restriction shall not be deemed to be exceeded so long as the principal amount of such Indebtedness secured by such Liens does not exceed the principal amount of such Indebtedness secured by such Liens being refinanced, plus the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses (including accrued and unpaid interest) incurred or payable in connection with such refinancing, (iv) it is understood that a Lien securing Indebtedness that is permitted by the foregoing provisions of this Subsection 8.14 may secure Debt Obligations with respect to such Indebtedness, and (v) in the event that the Parent Borrower shall classify Indebtedness incurred on the date of determination as secured in part pursuant to Subsection 8.14(a) in respect of Indebtedness incurred pursuant to Subsection 8.13(a) and the Ratio Incremental Facility and in part pursuant to one or more other clauses of Subsection 8.14, as provided in clause (ii) of this paragraph, any calculation of the Consolidated First Lien Leverage Ratio (as defined in the Term Loan Credit Agreement), including in the definition of “Maximum Incremental Facilities Amount”, shall not include any such Indebtedness (and shall not give effect to any discharge of Indebtedness from the proceeds thereof) to the extent secured pursuant to any such other clause of Subsection 8.14. Notwithstanding anything to the contrary herein, prior to the grant of a security interest to the Collateral Agent in all of the outstanding Capital Stock of Columbia-MBF, Inc. pursuant to a pledge or security agreement in form and substance reasonably satisfactory to the Collateral Agent, Allied Luxembourg S.a.r.l. shall not, directly or indirectly, create or suffer to exist any Lien upon or with respect to the outstanding Capital Stock of Columbia-MBF, Inc. 9.15 Canadian Defined Benefit Pension Plans. Unless the prior written consent of the Administrative Agent and the Required Lenders has been obtained, (i) establish, maintain, contribute to, sponsor, administer, assume an obligation to contribute to or otherwise become liable in respect of any Canadian Defined Benefit Pension Plan, (ii) amalgamate with or acquire an interest in a Person that maintains, contributes to, sponsors or otherwise has liability for any Canadian Defined Benefit Pension Plan where such action could reasonably be expected to result in liability to a Loan Party in excess of $3,500,000 or (iii) take any action which could reasonably be expected to result in the occurrence of a Canadian Pension Termination Event with respect to a Canadian Defined Benefit Pension Plan where such action could reasonably be expected to result in liability to a Loan Party in excess of $3,500,000. 8.16 Outbound Investment Regulations. Engage in any activity that would cause Administrative Agent to be in violation of the Outbound Investment Rules or cause Administrative Agent to be legally prohibited by the Outbound Investment Rules from performing under this Agreement or any other Loan Document.

208 SECTION 10 Events of Default 10.1 Events of Default. Any of the following from and after the Closing Date shall constitute an event of default (an “Event of Default”): (a) Any of the Borrowers shall fail to pay any principal of any Loan or any Reimbursement Obligation when due in accordance with the terms hereof (whether at Stated Maturity, by mandatory prepayment or otherwise); or any of the Borrowers shall fail to pay any interest on any Loan, or any other amount payable hereunder, within three (3) Business Days after any such interest or other amount becomes due in accordance with the terms hereof; provided that any non-payment of amounts (other than principal, interest (other than to the extent an invoice therefor has been provided by the Administrative Agent) or fees payable hereunder or under any other Loan Documents) resulting from the Borrowers’ good faith payment of an invoice received from the Administrative Agent in a lesser amount or with the incorrect payment date shall not constitute an Event of Default until the date that is three (3) Business Days following the date on which the Borrowers have received notice of the occurrence thereof; or (b) Any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document (or in any amendment, modification or supplement hereto or thereto) or which is contained in any certificate furnished at any time by or on behalf of any Loan Party pursuant to this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or (c) Any Loan Party shall default in the payment, observance or performance of any agreement contained in Subsection 4.16, Subsection 7.2(f) (after a five (5) Business Day grace period or, if during the continuance of a Dominion Event, a one Business Day grace period), Subsection 7.11, 7.12 or 7.14 (for each of Subsection 7.11, 7.12 or 7.14, after a ten (10) Business Day grace period or, if during the continuance of a Dominion Event, a one (1) Business Day grace period) or Section 8 of this Agreement; provided that, if any such failure with respect to Subsection 4.16 is (x) of a type that can be cured within five (5) Business Days and (y) such Default could not materially adversely impact the Lenders’ Liens on the Collateral, such failure shall not constitute an Event of Default for five Business Days after the occurrence thereof so long as the Loan Parties are diligently pursuing the cure of such failure; or (d) Any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in clauses (a) through (c) of this Section 9), and such default shall continue unremedied for a period of thirty (30) days after the earlier of (A) the date on which a Responsible Officer of the Parent Borrower becomes aware of such failure and (B) the date on which written notice thereof shall have been given to the Parent Borrower by the Administrative Agent or the Required Lenders; or (e) Any Loan Party or any of its Restricted Subsidiaries shall (i) default in (x) any payment of principal of or interest in respect of any Indebtedness (excluding the Loans and the

209 Reimbursement Obligations) in excess of $50,000,000 or (y) in the payment of any Guarantee Obligation in respect of Indebtedness in excess of $50,000,000, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness (excluding the Loans and the Reimbursement Obligations) or Guarantee Obligation referred to in clause (i) above or contained in any instrument or agreement evidencing, securing or relating thereto (other than a failure to provide notice of a default or an event of default under such instrument or agreement), or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice or lapse of time if such Indebtedness to become due prior to its Stated Maturity or such Guarantee Obligation to become payable (an “Acceleration”; and the term “Accelerated” shall have a correlative meaning), and such time shall have lapsed and, if any notice (a “Default Notice”) shall be required to commence a grace period or declare the occurrence of an event of default before notice of Acceleration may be delivered, such Default Notice shall have been given and (in the case of the preceding clause (i) or (ii)) such default, event or condition shall not have been remedied or waived by or on behalf of the holder or holders of such Indebtedness or Guarantee Obligation (provided that the preceding clause (ii) shall not apply to (x) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder or (y) any termination event or equivalent event pursuant to the terms of any Hedging Agreement); or (f) If (i) any Borrower, any Material Guarantor or any Material Subsidiary of Ultimate Parent shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts (excluding, in each case, the solvent liquidation or reorganization of any Foreign Subsidiary of Ultimate Parent that is not a Loan Party), or (B) seeking appointment of a receiver, interim receiver, receivers, receiver and manager, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Borrower, any Material Guarantor or any Material Subsidiary of Ultimate Parent shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Borrower, any Material Guarantor or any Material Subsidiary of Ultimate Parent any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged, unstayed or unbonded for a period of 60 days; or (iii) there shall be commenced against any Borrower, any Material Guarantor or any Material Subsidiary of Ultimate Parent any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint, garnishment order or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Borrower, any Material Guarantor or any Material Subsidiary of Ultimate Parent shall take any corporate or other similar

210 organizational action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Borrower, any Material Guarantor or any Material Subsidiary of Ultimate Parent shall be generally unable to, or shall admit in writing its general inability to, pay its debts as they become due; or (g) (i) Any Person shall engage in any “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any “accumulated funding deficiency” (within the meaning of Section 412 of the Code or Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of any Borrower, Restricted Subsidiary or Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is in the reasonable opinion of the Administrative Agent likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA other than a standard termination pursuant to Section 4041(b) of ERISA, (v) either of the Parent Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Administrative Agent is reasonably likely to, incur any liability in connection with a withdrawal from, or the Insolvency of, a Multiemployer Plan or Canadian MEPP, or (vi) any other event or condition shall occur or exist with respect to a Plan or Foreign Plan including a Canadian Pension Termination Event; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, would be reasonably expected to result in a Material Adverse Effect; or (h) One or more judgments or decrees shall be entered against Ultimate Parent or any of its Restricted Subsidiaries involving in the aggregate at any time a liability (net of any insurance or indemnity payments actually received in respect thereof prior to or within 60 days from the entry thereof, or to be received in respect thereof in the event any appeal thereof shall be unsuccessful) of $40,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or (i) The U.S. Guarantee and Collateral Agreement or the Canadian Guarantee and Collateral Agreement shall, or any other Security Document covering a significant portion of the ABL Priority Collateral shall (at any time after its execution, delivery and effectiveness) cease for any reason to be in full force and effect (other than pursuant to the terms hereof or thereof), or any Loan Party which is a party to any such Security Document shall so assert in writing or (ii) the Lien created by any of the Security Documents shall cease to be perfected and enforceable in accordance with its terms or of the same effect as to perfection and priority purported to be created thereby with respect to any portion of the ABL Priority Collateral in excess of $25,000,000 (other than in connection with any termination of such Lien in respect of any Collateral as permitted hereby or by any Security Document) and such failure of such Lien to be perfected and enforceable with such priority shall have continued unremedied for a period of 20 days; or

211 (j) Any Parent Entity or any Loan Party shall assert in writing that the Intercreditor Agreement or any other intercreditor agreement entered into pursuant to the terms hereof shall have ceased for any reason to be in full force and effect (other than pursuant to the terms hereof or thereof) or shall knowingly contest, or knowingly support any other Person in any action that seeks to contest, the validity or effectiveness of any such intercreditor agreement (other than pursuant to the terms hereof or thereof); or (k) A Change of Control shall have occurred. 10.2 Remedies Upon an Event of Default. (a) If any Event of Default occurs and is continuing, then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of clause (f) above with respect to any Borrower, automatically the Commitments, if any, shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including all amounts of Term CORRA Loans and L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder and whether or not the Term CORRA Loans have matured) shall immediately become due and payable, and (B) if such event is any other Event of Default, any or all of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders the Administrative Agent shall, by notice to the Borrower Representative, declare the Commitments to be terminated forthwith, whereupon the Commitments, if any, shall immediately terminate; (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower Representative, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including all amounts of Term CORRA Loans and L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder and whether or not the Term CORRA Loans s have matured) to be due and payable forthwith, whereupon the same shall immediately become due and payable; and (iii) direct the Borrowers to provide (and the Borrowers agree that upon receipt of such notice, the Borrowers will provide) Letter of Credit Collateralization to the Administrative Agent to be held as security for the Borrowers’ reimbursement obligations for drawings that may subsequently occur under issued and outstanding Letters of Credit. (b) Except as expressly provided above in this Section 9, to the maximum extent permitted by applicable law, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

212 SECTION 11 The Agents and the Other Representatives 11.1 Appointment. (a) Each Lender and each Issuing Lender hereby irrevocably designates and appoints the Agents as the agents of such Lender or Issuing Lender under this Agreement and the other Loan Documents, and each such Lender or Issuing Lender irrevocably authorizes each agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to or required of such Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agents and the Other Representatives shall not have any duties or responsibilities, except, in the case of the Administrative Agent, the Collateral Agent and the Issuing Lender, those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any Agent or the Other Representatives. (b) Each of the Agents may perform any of their respective duties under this Agreement, the other Loan Documents and any other instruments and agreements referred to herein or therein by or through its respective officers, directors, agents, employees or affiliates, or delegate any and all such rights and powers to, any one or more sub agents appointed by such Agent (it being understood and agreed, for avoidance of doubt and without limiting the generality of the foregoing, that the Administrative Agent and the Collateral Agent may perform any of their respective duties under the Security Documents by or through one or more of their respective affiliates). Each Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent. (c) Except for Subsections 10.5, 10.8(a), 10.8(b), 10.8(c), 10.8(e) and (to the extent of the Borrowers’ rights thereunder and subject to the conditions included therein) 10.9, the provisions of this Section 10 are solely for the benefit of the Agents, the Lenders and the Issuing Lenders, and no Borrower or any other Loan Party shall have rights as a third-party beneficiary of any of such provisions. 11.2 The Administrative Agent and Affiliates. Each person serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include each person serving as an Agent hereunder in its individual capacity. Such person and its affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with Holdings, the Borrowers or any

213 Subsidiary or other Affiliate thereof as if such person were not an Agent hereunder and without any duty to account therefor to the Lenders. 11.3 Action by an Agent. Each Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact (including the Collateral Agent in the case of the Administrative Agent), and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact or counsel selected by it with reasonable care. 11.4 Exculpatory Provisions. (a) No Agent shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, no Agent: (i) shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (ii) shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that such Agent shall not be required to take any action that, in its judgment or the judgment of its counsel, may expose such Agent to liability or that is contrary to any Loan Document or applicable Requirement of Law; and (iii) shall, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrowers or any of their Affiliates that is communicated to or obtained by the person serving as such Agent or any of its affiliates in any capacity. (b) No Agent shall be liable for any action taken or not taken by it (x) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as such Agent shall believe in good faith shall be necessary, under the circumstances as provided in Subsection 11.1) or (y) in the absence of its own gross negligence or willful misconduct. No Agent shall be deemed to have knowledge of any Default unless and until notice describing such Default is given to such Agent by a Borrower, a Lender or an Issuing Lender.

214 (c) No Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Section 6 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to such Agent. Further, no Agent shall have any obligation whatsoever to any of the Lenders or the other Secured Parties (i) to verify or assure that any particular items of Collateral meet the eligibility criteria applicable in respect thereof or (ii) to impose, maintain, increase, reduce, implement, or eliminate any particular reserve hereunder or to determine whether the amount of any reserve is appropriate or not. Without limiting the generality of the foregoing, the use of the term “agent” in this Agreement with reference to the Administrative Agent or the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom and is intended to create or reflect only an administrative relationship between independent contracting parties. (d) Each party to this Agreement acknowledges and agrees that the Administrative Agent may use an outside service provider for the tracking of all UCC financing statements required to be filed pursuant to the Loan Documents and notification to the Administrative Agent, of, among other things, the upcoming lapse or expiration thereof, and that any such service provider will be deemed to be acting at the request and on behalf of the Borrowers and the other Loan Parties. No Agent shall be liable for any action taken or not taken by any such service provider. 11.5 Acknowledgement and Representations by Lenders. Each Lender and each Issuing Lender expressly acknowledges that none of the Agents or the Other Representatives nor any of their officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by any Agent or any Other Representative hereafter taken, including any review of the affairs of any Borrowers or any other Loan Party, shall be deemed to constitute any representation or warranty by such Agent or such Other Representative to any Lender. Each Lender further represents and warrants that it has had the opportunity to review the Confidential Information Memorandum and each other document made available to it on the Platform in connection with this Agreement and has acknowledged and accepted the terms and conditions applicable to the recipients thereof. Each Lender and each Issuing Lender represents to the Agents, the Other Representatives and each of the Loan Parties that, independently and without reliance upon the any Agent, the Other Representatives or any other Lender, and based on such documents and information as it has deemed appropriate, it has made and will make, its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of Holdings and the Borrowers and the other Loan Parties, it has made its own decision to make its Loans or issue Letters of Credit hereunder and enter into this Agreement and it will make its own decisions in taking or not taking any action under this Agreement and the other Loan Documents and, except as expressly

215 provided in this Agreement, neither the Agents nor any Other Representative shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. Each Lender and each Issuing Lender represents to each other party hereto that it is a bank, savings and loan association or other similar savings institution, insurance company, investment fund or company or other financial institution which makes or acquires commercial loans in the ordinary course of its business, that it is participating hereunder as a Lender or Issuing Lender, as applicable, for such commercial purposes, and that it has the knowledge and experience to be and is capable of evaluating the merits and risks of being a Lender hereunder. Each Lender and each Issuing Lender acknowledges and agrees to comply with the provisions of Subsection 11.6 applicable to the Lenders and Issuing Lenders hereunder. 11.6 Indemnity; Reimbursement by Lenders. (a) To the extent that the Parent Borrower or any other Loan Party for any reason fails to indefeasibly pay any amount required under Subsection 11.5 to be paid by it to the Administrative Agent (or any sub-agent thereof), the Collateral Agent, the Issuing Lenders, the Swingline Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay ratably according to their respective Commitment Percentages in effect on the date on which the applicable unreimbursed expense or indemnity payment is sought under this Subsection 10.6 (or, if the applicable unreimbursed expense or indemnity payment is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with their Commitment Percentages, immediately prior to such date) such unpaid amount (such indemnity shall be effective whether or not the related losses, claims, damages, liabilities and related expenses are incurred or asserted by any party hereto or any third party); provided that (i) the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), the Collateral Agent (or any sub-agent thereof), the Swingline Lender or the Issuing Lenders in their capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the Collateral Agent (or any sub-agent thereof), the Swingline Lender or Issuing Lenders in connection with such capacity and (ii) such indemnity for the Swingline Lender or the Issuing Lenders shall not include losses incurred by the Swingline Lender or the Issuing Lenders due to one or more Lenders defaulting in their obligations to purchase participations of Swingline Exposure under Subsections 2.4(c) and 2.4(d) or L/C Obligations under Subsection 3.4 (it being understood that this proviso shall not affect the Swingline Lender’s or any Issuing Lender’s rights against any Defaulting Lender). The obligations of the Lenders under this Subsection 10.6 are subject to the provisions of Subsection 4.8. (b) Any Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document (except actions expressly required to be taken by it hereunder or under the Loan Documents) unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

216 (c) All amounts due under this Subsection 10.6 shall be payable not later than three (3) Business Days after demand therefor. The agreements in this Subsection 10.6 shall survive the payment of the Loans and all other amounts payable hereunder. 11.7 Right to Request and Act on Instructions; Reliance. (a) Each Agent may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Loan Documents an Agent is permitted or desires to take or to grant, and if such instructions are promptly requested, the requesting Agent shall be absolutely entitled as between itself and the Lenders to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Lender for refraining from any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from Required Lenders or all or such other portion of the Lenders as shall be prescribed by this Agreement. Without limiting the foregoing, no Lender shall have any right of action whatsoever against any Agent as a result of an Agent acting or refraining from acting under this Agreement or any of the other Financing Documentation in accordance with the instructions of Required Lenders or Supermajority Lenders (or all or such other portion of the Lenders as shall be prescribed by this Agreement) and, notwithstanding the instructions of Required Lenders or Supermajority Lenders (or such other applicable portion of the Lenders), an Agent shall have no obligation to any Lender to take any action if it believes, in good faith, that such action would violate applicable law or exposes an Agent to any liability for which it has not received satisfactory indemnification in accordance with the provisions of Subsection 10.6. (b) Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender or such Issuing Lender unless the Administrative Agent shall have received notice to the contrary from such Lender or such Issuing Lender prior to the making of such Loan or the issuance of such Letter of Credit. Each Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall be entitled to rely upon the advice of any such counsel, accountants or experts and shall not be liable for any action taken or not taken by it in accordance with such advice. 11.8 Collateral Matters. (a) Each Lender authorizes and directs the Administrative Agent and the Collateral Agent to enter into (x) the Security Documents and the Intercreditor Agreement for the benefit of

217 the Lenders and the other Secured Parties, (y) any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to the Security Documents, the Intercreditor Agreement or other intercreditor agreements in connection with the incurrence by any Loan Party or any Subsidiary thereof of Additional Indebtedness (each an “Intercreditor Agreement Supplement”) to permit such Additional Indebtedness to be secured by a valid, perfected lien (with such priority as may be designated by the Parent Borrower or relevant Subsidiary, to the extent such priority is permitted by the Loan Documents) and (z) any amendments provided for under Subsections 2.6, 2.7, 2.8 and 7.9(b), respectively. Each Lender hereby agrees, and each holder of any Note or participant in Letters of Credit by the acceptance thereof will be deemed to agree, that, except as otherwise set forth herein, any action taken by the Administrative Agent, Collateral Agent or the Required Lenders in accordance with the provisions of this Agreement, the Security Documents, the Intercreditor Agreement, any Intercreditor Agreement Supplement, any agreement required in connection with an Incremental Facility pursuant to Subsection 2.6, any agreement required in connection with a Refinancing Amendment pursuant to Subsection 2.7 and any agreement required in connection with an Extension Offer pursuant to Subsection 2.8 and the exercise by the Agents or the Required Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. The Collateral Agent is hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time, to take any action with respect to any applicable Collateral or Security Documents which may be necessary to perfect and maintain perfected the security interest in and liens upon the Collateral granted pursuant to the Security Documents. Each Lender agrees that it will not have any right individually to enforce or seek to enforce any Security Document or to realize upon any Collateral for the Loans unless instructed to do so by the Collateral Agent, it being understood and agreed that such rights and remedies may be exercised only by the Collateral Agent. The Collateral Agent may grant extensions of time for the creation and perfection of security interests in or the obtaining of title insurance, legal opinions or other deliverables with respect to particular assets or the provision of any guarantee by any Subsidiary (including extensions beyond the Closing Date or in connection with assets acquired, or Subsidiaries formed or acquired, after the Closing Date) where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or the Security Documents. (b) The Lenders hereby authorize each Agent, in each case at its option and in its discretion, (A) to release any Lien granted to or held by such Agent upon any Collateral (i) upon termination of the Commitments and payment and satisfaction of all of the Obligations under the Loan Documents at any time arising under or in respect of this Agreement or the Loan Documents or the transactions contemplated hereby or thereby that are then due and unpaid and termination (or cash collateralization on terms acceptable to the Issuing Lender) of all Letters of Credit, (ii) constituting property being sold or otherwise disposed of (to Persons other than a Loan Party) upon the sale or other disposition thereof, (iii) (x) owned by any Subsidiary Guarantor which (1) becomes an Excluded Subsidiary, (2) ceases to be a Restricted Subsidiary of Ultimate Parent, or (3) ceases to be a Subsidiary Guarantor due to the Parent Borrower’s rescission of any designation under Subsection 7.9(b), or (y) constituting Capital Stock or other equity interests of an Excluded Subsidiary, (iv) if approved, authorized or ratified in writing by

218 the Required Lenders (or such greater amount, to the extent required by Subsection 11.1), (v) constituting Cash Flow Priority Collateral upon the “Discharge of Note Obligations” (as defined in the Intercreditor Agreement) or (vi) as otherwise may be expressly provided in the relevant Security Documents, (B) at the written request of the Borrower Representative to subordinate any Lien (or to confirm the absence of any Lien) on any Excluded Assets or any other property granted to or held by such Agent, as the case may be under any Loan Document, to the holder of any Lien on such property that is permitted by Subsection 8.14 (other than Permitted Liens securing the Obligations under the Loan Documents or that are required by the express terms of this Agreement to be pari passu with or junior to Liens on the Collateral securing the Obligations under this Agreement pursuant to the Intercreditor Agreement), (C) to release any Subsidiary Guarantor from its Obligations under any Loan Documents to which it is a party if such Person ceases to be a Restricted Subsidiary of Ultimate Parent or becomes an Excluded Subsidiary and (D) to release any Lien granted to or held by such Agent upon any Cash Flow Priority Collateral to the extent required pursuant to the terms of the Intercreditor Agreement. Upon request by any Agent, at any time, the Required Lenders or all or such other portion of the Lenders as shall be prescribed by this Agreement will confirm in writing any Agent’s authority to release particular types or items of Collateral pursuant to this Subsection 10.8. (c) The Lenders hereby authorize the Administrative Agent and the Collateral Agent, as the case may be, in each case at its option and in its discretion, to enter into any amendment, amendment and restatement, restatement, waiver, supplement or modification, and to make or consent to any filings or to take any other actions, in each case as contemplated by Subsection 11.17. Upon request by any Agent, at any time, the Required Lenders or all or such other portion of the Lenders as shall be prescribed by this Agreement will confirm in writing the Administrative Agent’s and the Collateral Agent’s authority under this Subsection 10.8(c). (d) No Agent shall have any obligation whatsoever to any of the Lenders (or any other Secured Party) (i) to verify or assure that the Collateral exists or is owned by Holdings or any of its Restricted Subsidiaries or is cared for, protected or insured or has been encumbered, (ii) to verify or assure that the Liens granted to any Agent pursuant to any Loan Document have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, (iii) to verify or assure that any particular items of Collateral meet the eligibility criteria applicable in respect thereof, (iv) to impose, maintain, increase, reduce, implement or eliminate any particular reserve hereunder or to determine whether the amount of any reserve is appropriate or (v) to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the Agents in this Subsection 10.8 or in any of the Loan Documents, it being understood and agreed by the Lenders that in respect of the Collateral, or any act, omission or event related thereto, each Agent may act in any manner it may deem appropriate, in its sole discretion, given such Agent’s own interest in the Collateral as a Lender and that no Agent shall have any duty or liability whatsoever to any Lender (or any other Secured Party), except for its gross negligence or willful misconduct. (e) Notwithstanding any provision herein to the contrary, any Security Document may be amended (or amended and restated), restated, waived, supplemented or modified as

219 contemplated by and in accordance with either Subsection 11.1 or 11.17, as applicable, with the written consent of the Agent party thereto and the Loan Party party thereto. (f) The Collateral Agent may, and hereby does, appoint the Administrative Agent as its agent for the purposes of holding any Collateral and/or perfecting the Collateral Agent’s security interest therein and for the purpose of taking such other action with respect to the collateral as such Agents may from time to time agree. 11.9 Successor Agent. Subject to the appointment of a successor as set forth herein, (i) the Administrative Agent may be removed by the Required Lenders if the Administrative Agent is a Defaulting Lender and (ii) the Administrative Agent and the Collateral Agent may resign as Administrative Agent or Collateral Agent, respectively, in each case upon 10 days’ notice to the Lenders, the Issuing Lenders and the Parent Borrower. If the Administrative Agent shall be removed by the Required Lenders pursuant to clause (i) above or if the Administrative Agent or the Collateral Agent shall resign as Administrative Agent or Collateral Agent, as applicable, under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which such successor agent shall be subject to approval by the Parent Borrower; provided that such approval by the Parent Borrower in connection with the appointment of any successor Administrative Agent shall only be required so long as no Event of Default under Subsection 9.1(a) or 9.1(f) has occurred and is continuing; provided further, that the Parent Borrower shall not unreasonably withhold its approval of any successor Administrative Agent if such successor is a commercial bank with a combined capital and surplus of at least $1 billion. Upon the successful appointment of a successor agent, such successor agent shall succeed to the rights, powers and duties of the Administrative Agent or the Collateral Agent, as applicable, and the term “Administrative Agent” or “Collateral Agent”, as applicable, shall mean such successor agent effective upon such appointment and approval, and the former Agent’s rights, powers and duties as Administrative Agent or Collateral Agent, as applicable, shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Loans or issuers of Letters of Credit. After any retiring Agent’s resignation or removal as Agent, the provisions of this Section 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents. Additionally, after such retiring Agent’s resignation as such Agent, the provisions of this Subsection 10.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was such Agent under this Agreement and the other Loan Documents. After the resignation of any Administrative Agent pursuant to the preceding provisions of this Subsection 10.9, such resigning Administrative Agent (x) shall not be required to act as Issuing Lender for any Letters of Credit to be issued after the date of such resignation (and all unpaid fees accrued for the account of the resigning Issuing Lender shall be paid in full upon its resignation) and (y) shall not be required to act as Swingline Lender with respect to Swingline Loans to be made after the date of such resignation (and all outstanding Swingline Loans of such resigning Administrative Agent shall be required to be repaid in full upon its resignation), although the resigning Administrative Agent shall retain all rights hereunder as Issuing Lender and Swingline Lender with respect to all Letters of Credit issued by it, and all Swingline Loans made by it, prior to the effectiveness of its resignation as Administrative Agent hereunder. The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor.

220 11.10 Swingline Lender. The provisions of this Section 10 shall apply to the Swingline Lender in its capacity as such to the same extent that such provisions apply to the Administrative Agent. 11.11 Withholding Tax. To the extent required by any applicable law, each Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding tax, and in no event shall such Agent be required to be responsible for or pay any additional amount with respect to any such withholding. If the Internal Revenue Service or any other Governmental Authority asserts a claim that any Agent did not properly withhold tax from amounts paid to or for the account of any Lender because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify such Agent of a change in circumstances which rendered the exemption from or reduction of withholding tax ineffective or for any other reason, without limiting the provisions of Subsection 4.11(a) or 4.12, such Lender shall indemnify such Agent fully for all amounts paid, directly or indirectly, by such Agent as tax or otherwise, including any penalties or interest and together with any expenses incurred and shall make payable in respect thereof within 30 days after demand therefor. A certificate as to the amount of such payment or liability delivered to any Lender or any Issuing Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender and each Issuing Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or such Issuing Lender under this Agreement or any other Loan Document against any amount due the Administrative Agent under this Subsection 10.11. The agreements in this Subsection 10.11 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations. 11.12 Other Representatives. None of the entities identified as joint bookrunners and joint lead arrangers or syndication agents pursuant to the definition of Other Representative contained herein, shall have any duties or responsibilities hereunder or under any other Loan Document in its capacity as such. Without limiting the foregoing, no Other Representative shall have nor be deemed to have a fiduciary relationship with any Lender. At any time that any Lender serving as an Other Representative shall have transferred to any other Person (other than any of affiliates) all of its interests in the Loans and in the Commitments, such Lender shall be deemed to have concurrently resigned as such Other Representative. 11.13 Appointment of Borrower Representatives. Each Borrower hereby designates the Parent Borrower as its Borrower Representative. The Borrower Representative will be acting as agent on each of the Borrowers’ behalf for the purposes of issuing notices of Borrowing and notices of conversion/continuation of any Loans pursuant to Subsection 4.2 or similar notices, giving instructions with respect to the disbursement of the proceeds of the Loans, selecting interest rate options, requesting Letters of Credit, giving and receiving all other notices and consents hereunder or under any of the other Loan Documents and taking all other actions (including in respect of compliance with covenants) on behalf of any Borrower or the Borrowers under the Loan Documents. The Borrower Representative hereby accepts such appointment. Each Borrower agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by the Borrower Representative shall be deemed for all purposes to have been made by such Borrower and shall be binding upon and enforceable

221 against such Borrower to the same extent as if the same had been made directly by such Borrower. 11.14 Administrative Agent May File Proofs of Claim. In case of the pendency of any bankruptcy proceeding or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) is hereby authorized by the Lenders (but not obligated), by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Subsections 4.5 and 11.5) allowed in such judicial proceeding; (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, receiver and manager, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Subsections 4.5 and 11.5. 11.15 Application of Proceeds. The Lenders, the Administrative Agent and the Collateral Agent agree, as among such parties, as follows: subject to the terms of the Intercreditor Agreement, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Administrative Agent, the Collateral Agent, any Lender or any Issuing Lender on account of amounts then due and outstanding under any of the Loan Documents or under any Hedging Arrangement or Cash Management Agreement described in clause “eleventh” below shall, except as otherwise expressly provided herein, be applied as follows, in each case until such item is paid in full: first, to pay all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees to the extent provided herein) and indemnities due and owing under the Loan Documents of the Administrative Agent or the Collateral Agent (including to pay to the Collateral Agent any sums advanced to the Collateral Agent or to preserve its security interest in the Collateral), second, to pay any fees or premiums then due to any Agent under the Loan Documents, third, to pay interest on Agent Advances, fourth, to pay the principal of Agent Advances then outstanding, fifth, to pay all reasonable out- of-pocket costs and expenses (including reasonable attorneys’ fees to the extent provided herein) due and owing hereunder of each of the Lenders and each of the Issuing Lenders, sixth, to pay

222 any fees or premiums then due to any of the Lenders and each of the Issuing Lenders under the Loan Documents, seventh, to pay interest accrued in respect of Swingline Loans, eighth, to pay the principal of all Swingline Loans then outstanding, ninth, to pay (on a ratable basis) interest accrued in respect of (A) the Revolving Credit Loans then outstanding and (B) any Reimbursement Obligations then outstanding, tenth, to pay (on a ratable basis) (A) the principal of Revolving Credit Loans then outstanding and any Reimbursement Obligations then outstanding, and to cash collateralize any outstanding L/C Obligations on terms reasonably satisfactory to the Administrative Agent and (B) any outstanding obligations payable under (i) Designated Cash Management Agreements, up to the amount of Designated Cash Management Reserves then in effect with respect thereto, (ii) Designated Hedging Agreements, up to the amount of Designated Hedging Reserves then in effect with respect thereto, and (iii) Designated Vendor Financing Arrangements, up to the amount of Designated Vendor Financing Reserves then in effect with respect thereto, eleventh, to pay (ratably) obligations under (A) Hedging Arrangements, (B) Bank Products Agreements with any Cash Management Party, and (C) Vendor Financing Arrangements with any Lender or any Affiliate of a Lender (other than pursuant to any Designated Cash Management Agreements, Designated Hedging Agreements, or Designated Vendor Financing Arrangements, but including any amounts not paid pursuant to clause “tenth”(B)(i) above) permitted hereunder and secured by the Guarantee and Collateral Agreements (notwithstanding the foregoing, amounts received from any Loan Party shall not be applied to any Excluded Swap Obligation of such Loan Party), twelfth to pay other Obligations then due and owing, and thirteenth, to pay the surplus, if any, to whomever may be lawfully entitled to receive such surplus. To the extent that any amounts available for distribution pursuant to clause “tenth” above are attributable to the issued but undrawn amount of outstanding Letters of Credit which are then not yet required to be reimbursed hereunder, such amounts shall be held by the Collateral Agent in a cash collateral account and applied (x) first, to reimburse the applicable Issuing Lender from time to time for any drawings under such Letters of Credit and (y) then, following the expiration of all Letters of Credit, to all other obligations of the types described in such clause “tenth”. To the extent any amounts available for distribution pursuant to “ninth” are insufficient to pay all obligations described therein in full, such moneys shall be allocated pro rata among the Lenders and Issuing Lenders based on their respective Commitment Percentages. To the extent any amounts available for distribution pursuant to clause (A) of clause “tenth” are insufficient to pay all obligations described therein in full, such moneys shall be allocated pro rata among the Lenders and Issuing Lenders based on their respective Commitment Percentages. This Subsection 10.15 may be amended (and the Lenders hereby irrevocably authorize the Administrative Agent to enter into any such amendment) to the extent necessary to reflect differing amounts payable, and priorities of payments, to Lenders participating in any new classes or tranches of loans added pursuant to Subsections 2.6, 2.7 and 2.8, as applicable. 11.16 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, that at least one of the following is and will be true:

223 (i) such Lender is not using “plan assets” (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, and the conditions for exemptive relief thereunder are and will continue to be satisfied in connection therewith, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, (I) unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (II) if such sub-clause (i) is not true with respect to a Lender and such Lender has not provided another representation, warranty and covenant as provided in sub- clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Lead Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Loan Party, that:

224 (1) none of the Administrative Agent, the Lead Arrangers or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto), (2) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21, as amended from time to time) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50,000,000, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E), (3) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations), (4) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and (5) no fee or other compensation is being paid directly to the Administrative Agent, the Lead Arrangers or any of their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement. (c) The Administrative Agent and the Lead Arrangers hereby inform the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may

225 receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing. 11.17 Erroneous Payments. (a) Each Lender, each Issuing Lender, each other Secured Party and any other party hereto hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or Issuing Lender or any other Secured Party (or the Affiliate of a Secured Party acting as a Lender) or any other Person that has received funds from the Administrative Agent or any of its Affiliates, either for its own account or on behalf of a Lender, Issuing Lender or other Secured Party (each such recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Subsection 10.17(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require the Administrative Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (b) Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify the Administrative Agent in writing of such occurrence.

226 (c) In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and upon demand from the Administrative Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of the Administrative Agent and upon the Administrative Agent’s written notice to such Lender (i) such Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its Loans (but not its Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) to the Administrative Agent or, at the option of the Administrative Agent, the Administrative Agent’s applicable lending affiliate in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by the Administrative Agent or its applicable lending affiliate as the assignee of such Erroneous Payment Deficiency Assignment. Without limitation of its rights hereunder, the Administrative Agent may cancel any Erroneous Payment Deficiency Assignment at any time by written notice to the applicable assigning Lender and upon such revocation all of the Loans assigned pursuant to such Erroneous Payment Deficiency Assignment shall be reassigned to such Lender without any requirement for payment or other consideration. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 11.6 and (3) the Administrative Agent may reflect such assignments in the Register without further consent or action by any other Person. (e) Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent (1) shall be subrogated to all the rights of such Payment Recipient with respect to such amounts and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any

227 Loan Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under this Section 10.17 or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by the Borrower or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Loan Party for the purpose of making for a payment on the Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received. (f) Each party’s obligations under this Section 10.17 shall survive the resignation or replacement of the Administrative Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. (g) Nothing in this Section 10.17 will constitute a waiver or release of any claim of any party hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment. SECTION 12 Miscellaneous 12.1 Amendments and Waivers. (a) Neither this Agreement nor any other Loan Document, nor any terms hereof or thereof, may be amended, restated, supplemented, modified or waived except in accordance with the provisions of this Subsection 11.1. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent may, from time to time, (x) enter into with the respective Loan Parties hereto or thereto, as the case may be, written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or to the other Loan Documents or changing, in any manner the rights or obligations of the Lenders or the Loan Parties hereunder or thereunder or (y) waive at any Loan Party’s request, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that amendments pursuant to Subsections 11.1(d) and 11.1(f) may be effected without the consent of the Required Lenders to the extent provided therein; provided further, that no such waiver and no such amendment, supplement or modification shall:

228 (i) (A) reduce or forgive the amount or extend the scheduled date of maturity of any Loan or any Reimbursement Obligation or of any scheduled installment thereof (including extending the Termination Date), (B) reduce the stated rate of any interest, commission or fee payable hereunder (other than as a result of any waiver of the applicability of any post-default increase in interest rates) or extend the scheduled date of any payment thereof (except as provided in Subsection 2.8), (C) increase the amount or extend the expiration date of any Lender’s Commitment or extend the scheduled date of any payment thereof or (D) change the currency in which any Loan or Reimbursement Obligation is payable, in each case without the consent of each Lender directly and adversely affected thereby (it being understood that amendments or supplements to, or waivers or modifications of, any conditions precedent, representations, warranties, covenants, Defaults or Events of Default or of a mandatory repayment or mandatory reduction in the aggregate Commitments of all Lenders shall not constitute an increase of the Commitment of, or an extension of the scheduled date of maturity, any scheduled installment, or the scheduled date of payment of the Loans of, any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender); (ii) amend, modify or waive any provision of this Subsection 11.1(a) or reduce the percentage specified in the definition of “Required Lenders” or “Supermajority Lenders,” or consent to the assignment or transfer by Holdings or the Parent Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, in each case without the written consent of all the Lenders; provided that, as further provided in Subsection 11.1(d), the definition of “Required Lenders” and “Supermajority Lenders” may be amended in connection with any amendment pursuant to Subsections 2.6, 2.7 or 2.8 to include appropriately the Lenders participating in such accordion facility, refinancing, or extension in any required vote or action of the Required Lenders or the Supermajority Lenders, as applicable; (iii) release Guarantors accounting for all or substantially all of the value of the Guarantee of the Obligations pursuant to any applicable Guarantee and Collateral Agreement, or, in the aggregate (in a single transaction or a series of related transactions), all or substantially all of the Collateral without the consent of all of the Lenders, except as expressly permitted hereby or by any Security Document (as such documents are in effect on the date hereof or, if later, the date of execution and delivery thereof in accordance with the terms hereof); (iv) require any Lender to make Loans having an Interest Period of one week or longer than six months without the consent of such Lender;

229 (v) amend, modify or waive any provision of Section 10 without the written consent of the then Agents and of any Other Representative affected thereby; (vi) amend, modify or waive any provision of the Swingline Note (if any) or Subsection 2.4 without the written consent of the Swingline Lender and each other Lender, if any, which holds, or is required to purchase, a participation in any Swingline Loan pursuant to Subsection 2.4(d); (vii) amend, modify or waive the provisions of any Letter of Credit or any L/C Obligation without the written consent of the Issuing Lender with respect thereto and each directly and adversely affected Lender; (viii) increase the advance rates set forth in the definition of “Borrowing Base,” or make any change to the definition of “Borrowing Base” (by adding additional categories or components thereof), “Borrowing Base Eligible Accounts”, “Borrowing Base Eligible Inventory” or “Net Orderly Liquidation Value” that would have the effect of increasing the amount of the Borrowing Base, in each case, without the consent of the Supermajority Lenders; or (ix) amend, modify or waive the order of application of payments set forth in the penultimate sentence of Subsection 4.4(a), 4.4(d), 4.8(a), 4.16(d), 10.15 or 11.7 hereof, in each case without the consent of each directly and adversely affected Lender; provided that, as more fully set forth in Subsection 11.1(d), these sections may be amended or modified in connection with any amendment pursuant to Subsections 2.6, 2.7 or 2.8 to reflect the priorities as permitted by, and contemplated by, such Subsections with the consent of the Administrative Agent and the Lenders participating in such accordion facility, refinancing, or extension; provided further that, notwithstanding and in addition to the foregoing, and in addition to Liens the Collateral Agent is authorized to release pursuant to Subsection 10.8(b), the Collateral Agent may, in its discretion, release the Lien on Collateral valued in the aggregate not in excess of $10,000,000 in any Fiscal Year without the consent of any Lender. (b) Any waiver and any amendment, supplement or modification pursuant to this Subsection 11.1 shall apply to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Agents and all future holders of the Loans. In the case of any waiver, each of the Loan Parties, the Lenders and the Agents shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived

230 shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. (c) Notwithstanding any provision herein to the contrary, (x) no Defaulting Lender or Disqualified Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except to the extent the consent of such Lender would be required under clause (i) in the proviso to the first sentence of Subsection 11.1(a), and each such Defaulting Lender or Disqualified Lender will be deemed to have approved or otherwise consented to any such amendment, waiver or consent in the same proportion as the Lenders that are not Defaulting Lenders or Disqualified Lenders approved or otherwise consented to such matter and (y) Disqualified Lenders will not have the right to receive information, reports or other materials provided to Lenders by the Borrowers, the Administrative Agent or any other Lender. (d) Notwithstanding any provision herein to the contrary, this Agreement and the other Loan Documents may be amended (i) in accordance with Subsection 2.6, to incorporate the terms of any Accordion Term Loans and Accordion Revolving Credit Commitments with the written consent of the Parent Borrower and the Lenders providing such Accordion Facility, (ii) by a Refinancing Amendment in accordance with Subsection 2.7, (iii) in accordance with Subsection 2.8 to effectuate an Extension, in each case with the consent of the Administrative Agent but without the consent of any Lender (except as expressly provided in Subsections 2.6, 2.7, 2.8, as applicable) required, including, without limitation, as provided in Subsections 4.4(g) and 4.16(d), (iv) to implement any changes contemplated by Subsection 4.7 hereof with the consent of the Borrower Representative and the Administrative Agent (subject to the applicable notice to Lenders and objection period contemplated therein), (v) to amend any Lender’s L/C Commitment, with the written consent of the Borrower Representative and such Lender and notified in writing to the Administrative Agent, (vi) to change the financial reporting convention, (vii) to waive, amend or modify this Agreement or any other Loan Document in a manner that by its terms affects the rights or duties under this Agreement or any other Loan Document of Lenders holding Loans or Commitments of a particular Tranche (but not the Lenders holding Loans or Commitments of any other Tranche), by an agreement or agreements in writing entered into by the applicable Borrower(s) and the requisite percentage in interest of the Lenders with respect to such Tranche that would be required to consent thereto under this Subsection 11.1 if such Lenders were the only Lenders hereunder at the time, (viii) to implement any changes contemplated by Subsection 7.9(b) hereof with the consent of the Parent Borrower and the Administrative Agent, and (ix) to cure any ambiguity, mistake, omission, defect or inconsistency, with the consent of the Parent Borrower and the Administrative Agent. Without limiting the generality of the foregoing, any provision of this Agreement and the other Loan Documents, including Subsection 4.4, 4.8, 4.16 or 10.15, may be amended as set forth in the immediately preceding sentence to provide for non-pro rata borrowings and payments of any amounts hereunder as between any tranche hereunder (including any tranche of Extended Term Loans, Extended Revolving Credit Commitments or Accordion Revolving Credit Commitments and any other tranche created pursuant to Subsection 2.6, 2.7 or 2.8), or to provide for the inclusion, as appropriate, of the Lenders of any tranche of Extended Term Loans, Extended Revolving Accordion Commitments or Accordion Revolving Credit Commitments or of any other tranche created pursuant to Subsection 2.6, 2.7 or 2.8 in any required vote or action of the

231 Required Lenders, the Supermajority Lenders or the Lenders of each Tranche hereunder; provided that, notwithstanding anything to the contrary herein, the Obligations shall not be subordinated to any other tranche hereunder without the consent of each directly and adversely affected Lender. The Administrative Agent hereby agrees (if requested by the Borrower Representative) to execute any amendment referred to in this clause (d) or an acknowledgement thereof, to the extent the same is in form and substance reasonably satisfactory to the Administrative Agent (it being understood and agreed that any amendment consistent with the foregoing will be reasonably satisfactory to the Administrative Agent). Notwithstanding the foregoing, the L/C Commitment of any Issuing Lender listed on Schedule 1.1(i) hereto may be modified with the consent of the Borrower Representative, such Issuing Lender and the Administrative Agent (and without the consent of any Lender). (e) Notwithstanding any provision herein to the contrary, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrowers (x) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the existing Facilities and the accrued interest and fees in respect thereof, (y) to include, as appropriate, the Lenders holding such credit facilities in any required vote or action of the Required Lenders or of the Lenders of each Facility hereunder and (z) to provide class protection for any additional credit facilities. (f) Notwithstanding any provision herein to the contrary, any Security Document may be amended (or amended and restated), restated, waived, supplemented or modified as contemplated by Subsection 11.17 with the written consent of the Agent party thereto and the Loan Party party thereto. (g) If, in connection with any proposed change, waiver, discharge or termination of or to any of the provisions of this Agreement and/or any other Loan Document as contemplated by Subsection 11.1(a), the consent of each Lender or each affected Lender, as applicable, is required and the consent of the Required Lenders at such time is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained (each such other Lender, a “Non-Consenting Lender”) then the Parent Borrower may, on reasonable advance notice to the Administrative Agent and the Non-Consenting Lender, replace such Non-Consenting Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to Subsection 11.6 (with the assignment fee and any other costs and expenses to be paid by the Parent Borrower in such instance) all of its rights and obligations under this Agreement to one or more assignees; provided that neither the Administrative Agent nor any Lender shall have any obligation to the Parent Borrower to find a replacement Lender; provided, further, that the applicable assignee shall have agreed to the applicable change, waiver, discharge or termination of this Agreement and/or the other Loan Documents; and provided, further, that all obligations of the Borrowers owing to the Non-Consenting Lender relating to the Loans and participations so assigned shall be paid in full by the assignee Lender (or, at the Parent Borrower’s option, by a Borrower) to such Non-Consenting Lender concurrently with such Assignment and Acceptance.

232 In connection with any such replacement under this Subsection 11.1(g), if the Non-Consenting Lender does not execute and deliver to the Administrative Agent a duly completed Assignment and Acceptance and/or any other documentation necessary to reflect such replacement by the later of (a) the date on which the replacement Lender executes and delivers such Assignment and Acceptance and/or such other documentation and (b) the date as of which all obligations of the Borrowers owing to the Non-Consenting Lender relating to the Loans and participations so assigned shall be paid in full by the assignee Lender to such Non-Consenting Lender, then such Non-Consenting Lender shall be deemed to have executed and delivered such Assignment and Acceptance and/or such other documentation as of such date and the applicable Borrower shall be entitled (but not obligated) to execute and deliver such Assignment and Acceptance and/or such other documentation on behalf of such Non-Consenting Lender, and the Administrative Agent shall record such assignment in the Register. 12.2 Notices. (a) All notices, requests, and demands to or upon the respective parties hereto to be effective shall be in writing (including telecopy or electronic mail), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy or electronic mail notice, when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day), or, in the case of delivery by a nationally recognized overnight courier, when received, addressed as follows in the case of the Borrowers, the Administrative Agent and the Collateral Agent, and in the case of the other parties hereto, to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Loans: The Parent Borrower (including in its capacity as Borrower Representative): Atkore International, Inc. 16100 S. Lathrop Avenue Harvey, IL 60426 Attention: General Counsel Facsimile: (708) 339-2410 Telephone: (800) 882-5543 Email: legal@atkore.com With copies (which shall not constitute notice) to: Debevoise & Plimpton LLP 919 Third Avenue New York, New York 10022 Attention: Scott B. Selinger Facsimile: (212) 909-6836 Telephone: (212) 909-6000 Email: sbselinger@debevoise.com

233 The Administrative Agent/the Collateral Agent: Wells Fargo Bank, National Association Attention: Laura Nickas 10 S. Wacker Drive, 26th Floor Chicago, IL 60606 Facsimile: (877) 302-9116 Telephone: (312) 739-2225 Email: laura.nickas@wellsfargo.com With copies (which shall not constitute notice) to: Paul Hastings LLP 200 Park Avenue New York, NY 10166 Attention: Jennifer St. John Yount Telephone: (212) 318-6008 Email: jenniferyount@paulhastings.com provided that any notice, request or demand to or upon the Administrative Agent or the Lenders pursuant to Subsection 3.2, 4.2, 4.4 or 4.8 shall not be effective until received. (b) Without in any way limiting the obligation of any Loan Party and its Subsidiaries to confirm in writing any telephonic notice permitted to be given hereunder, the Administrative Agent, the Swingline Lender (in the case of a Borrowing of Swingline Loans) or any Issuing Lender (in the case of the issuance of a Letter of Credit), as the case may be, may prior to receipt of written confirmation act without liability upon the basis of such telephonic notice, believed by the Administrative Agent, the Swingline Lender or such Issuing Lender in good faith to be from a Responsible Officer. (c) Loan Documents may be transmitted and/or signed by facsimile or other electronic means (i.e., a “pdf” or “tiff”). The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually signed originals and shall be binding on each Loan Party, each Agent and each Lender. (d) Notices and other communications to the Lenders and any Issuing Lender hereunder may be delivered or furnished by electronic communication (including electronic mail and Internet or intranet websites). Unless the Administrative Agent otherwise prescribes (with the Parent Borrower’s consent), (i) notices and other communications sent to an e-mail address shall be deemed to have been duly made or given when delivered, provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been delivered at the opening of business on the next Business Day, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the posting thereof and written notice of such posting has been provided to the applicable Person. (e) Each Loan Party agrees that Agent may make materials or information provided by or on behalf of the Borrowers hereunder (collectively, “Borrower Materials”) available to the

234 Lenders by posting any notice or other communications on IntraLinks, SyndTrak or a substantially similar secure electronic transmission system (the “Platform”). The Platform is provided “as is” and “as available.” The Administrative Agent does not warrant the accuracy or completeness of the Borrower Materials, or the adequacy of the Platform and expressly disclaim liability for errors or omissions in the communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by any Agent in connection with the Borrower Materials or the Platform. In no event shall the any Agent or any of its Affiliates have any liability to the Loan Parties, any Lender or any other person for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Loan Party’s or any Agent’s transmission of communications through the Internet, except to the extent the liability of such person is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such person’s gross negligence or willful misconduct. Each Loan Party further agrees that certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Loan Parties or their securities) (each, a “Public Lender”). The Loan Parties shall be deemed to have authorized each Agent and its Affiliates and the Lenders to treat Borrower Materials marked “PUBLIC” or otherwise at any time filed with the SEC as not containing any material non-public information with respect to the Loan Parties or their securities for purposes of United States federal and state securities laws. All Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated as “Public Investor” (or another similar term). Each Agent and its Affiliates and the Lenders shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” or that are not at any time filed with the SEC as being suitable only for posting on a portion of the Platform not marked as “Public Investor” (or such other similar term). (f) Each Lender may change its address, telecopier or telephone number for notices and other communications hereunder by written notice to the Borrower Representative and the Administrative Agent. 12.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Agent, any Lender or any Loan Party, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. 12.4 Survival of Representations and Warranties. All representations and warranties made hereunder and in the other Loan Documents (or in any amendment, modification or supplement hereto or thereto) and in any certificate delivered pursuant hereto or such other Loan Documents shall survive the execution and delivery of this Agreement, the making of the Loans hereunder and issuance of any Letters of Credit. 12.5 Payment of Fees, Expenses and Taxes.

235 (a) The Borrowers, jointly and severally, agree (a) to pay or reimburse the Agents and the Other Representatives for (1) all their reasonable, documented and invoiced out-of- pocket costs and expenses incurred in connection with (i) the syndication of the Facilities and the development, preparation, execution and delivery of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, (ii) the consummation and administration of the transactions (including the syndication of the Commitments) contemplated hereby and thereby and (iii) efforts to monitor the Loans and verify, protect, evaluate, assess, appraise, collect, sell, liquidate, defend, enforce, terminate or otherwise dispose of any of the Collateral, (including the reasonable, documented and invoiced out-of-pocket attorneys, accountants, consultants, and other advisors fees and expenses incurred in connection with a “workout,” a “restructuring,” or an Insolvency proceeding concerning any Loan Party or any of its Subsidiaries or in exercising rights or remedies under the Loan Documents), or defending the Loan Documents, irrespective of whether a lawsuit or other adverse proceeding is brought, or in taking any enforcement action, (2) (i) the Administrative Agent’s reasonable, documented and invoiced fees and charges imposed or incurred in connection with any background checks or OFAC/PEP searches related to any Loan Party or its Subsidiaries, (ii) the Administrative Agent’s reasonable, documented and invoiced fees and charges (as adjusted from time to time) with respect to the disbursement of funds (or the receipt of funds) to or for the account of any Borrower (whether by wire transfer or otherwise), together with any reasonable, documented and invoiced out-of-pocket costs and expenses incurred in connection therewith, (iii) customary charges imposed or incurred by the Administrative Agent resulting from the dishonor of checks payable by or to any Loan Party in connection with this Agreement and (3) the reasonable, documented and invoiced fees and disbursements of Paul Hastings LLP, solely in its capacity as counsel to the Agents and Other Representatives, and such other special or local counsel, consultants, advisors, appraisers and auditors whose retention (other than during the continuance of an Event of Default) is approved by the Parent Borrower, (b) to pay or reimburse each Lender, each Lead Arranger and the Agents for all their reasonable, documented and invoiced out-of-pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any other documents prepared in connection herewith or therewith, including the fees and disbursements of counsel to the Agents (limited to one firm of counsel for the Agents and, if necessary one firm of local counsel in each appropriate jurisdiction, in each case for the Agents), (c) to pay, indemnify, or reimburse each Lender, each Lead Arranger and the Agents for, and hold each Lender, each Lead Arranger and the Agents harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, any stamp, documentary, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution, delivery or enforcement of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, (d) to pay, indemnify or reimburse each Lender, each Lead Arranger, each Agent (and any sub-agent thereof), each Issuing Lender and each Related Party of any of the foregoing Persons (each, an “Indemnitee”) for, and hold each Indemnitee harmless from and against, any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (in the case of fees and disbursements of counsel, limited to one firm of counsel for all Indemnitees and, if necessary, one firm of local

236 counsel in each appropriate jurisdiction, in each case for all Indemnitees (and, in the case of an actual or perceived conflict of interest where the Indemnitee affected by such conflict informs the Borrower Representative of such conflict and thereafter, retains its own counsel, of another firm of counsel for such affected Indemnitee)) arising out of or relating to any actual or prospective claim, litigation, investigation or proceeding, whether based on contract, tort or any other theory, brought by a third party or by the Borrowers or any other Loan Party and regardless of whether any Indemnitee is a party thereto, with respect to (i) the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents, any Issuer Document, or any Drawing Document referred to in or related to any Letter of Credit, including any of the foregoing relating to the use of proceeds of the Loans or Letters of Credit (including any refusal by an Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit) or (ii) the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Parent Borrower or any of its Restricted Subsidiaries or any of the property of Ultimate Parent or any of its Restricted Subsidiaries, (all the foregoing in this clause (d), collectively, the “Indemnified Liabilities”), provided that the Borrowers shall not have any obligation hereunder to any Lead Arranger, any Other Representative, any Agent (or any sub-agent thereof), any Issuing Lender or any Lender (or any Related Party of any of the foregoing Persons) with respect to Indemnified Liabilities arising from (i) the gross negligence, bad faith or willful misconduct of any such Lead Arranger, Other Representative, Agent (or any sub-agent thereof), Issuing Lender or Lender (or any Related Party of any of the foregoing Persons), as the case may be, as determined by a court of competent jurisdiction in a final and non-appealable decision, (ii) a material breach of the Loan Documents by any such Lead Arranger, Other Representative, Agent (or any sub-agent thereof), Issuing Lender or Lender (or any Related Party of any of the foregoing Persons), as the case may be, as determined by a court of competent jurisdiction in a final and non-appealable decision, (iii) claims against such Indemnitee or any Related Party brought by any other Indemnitee that do not involve claims against any Lead Arranger or Agent in its capacity as such or (iv) any agreement governing any settlement of claims that is effected without the Borrower Representative’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), and (e) to pay or reimburse each Issuing Lender for all customary commissions, fees and charges then in effect imposed by, and all expenses incurred by, such Issuing Lender, or by any advisor, confirming institution or entity or other nominated person, relating to Letters of Credit, (x) at the time of issuance of any Letter of Credit, (y) upon the occurrence of any other activity with respect to any Letter of Credit (including transfers, assignments of proceeds, amendments, drawings, renewals or cancellations) and (z) otherwise as the same are invoiced pursuant to a written notice (which may be via email) to the Borrower Representative. None of the Borrowers nor any Indemnitee shall be liable for any indirect, special, punitive or consequential damages hereunder; provided that nothing contained in this sentence shall limit the Borrowers’ indemnity or reimbursement obligations under this Subsection 11.5 to the extent such indirect, special, punitive or consequential damages are included in any third-party claim in connection with which such Indemnitee is entitled to indemnification hereunder. All amounts due under this Subsection 11.5 shall be payable not later than 30 days after written demand therefor. Statements reflecting amounts payable by the Loan Parties pursuant to this Subsection 11.5 submitted to the address of the Parent Borrower set forth in Subsection 11.2, or to such other Person or address as may be hereafter designated by the

237 Parent Borrower in a notice to the Administrative Agent. Notwithstanding the foregoing, except as provided in clauses (b) and (c) above, the Parent Borrower shall have no obligation under this Subsection 11.5 to any Indemnitee with respect to any tax, levy, impost, duty, charge, fee, deduction or withholding imposed, levied, collected, withheld or assessed by any Governmental Authority. The agreements in this Subsection 11.5 shall survive the termination of this Agreement and the repayment of the Loans and all other amounts payable hereunder (including Obligations with respect to any Letters of Credit that remain outstanding). (b) The liability of Issuing Lender (or any other Letter of Credit Related Person) under, in connection with or arising out of any Letter of Credit (or pre-advice), regardless of the form or legal grounds of the action or proceeding, shall be limited to direct damages suffered by Borrowers that are caused directly by Issuing Lender’s gross negligence or willful misconduct in (i) honoring a presentation under a Letter of Credit that on its face does not at least substantially comply with the terms and conditions of such Letter of Credit, (ii) failing to honor a presentation under a Letter of Credit that strictly complies with the terms and conditions of such Letter of Credit, or (iii) retaining Drawing Documents presented under a Letter of Credit. Borrowers’ aggregate remedies against Issuing Lender and any Letter of Credit Related Person for wrongfully honoring a presentation under any Letter of Credit or wrongfully retaining honored Drawing Documents shall in no event exceed the aggregate amount paid by Borrowers to Issuing Lender in respect of the honored presentation in connection with such Letter of Credit under Section 3.2(a), plus interest at the rate then applicable to ABR Loans hereunder. Borrowers shall take action to avoid and mitigate the amount of any damages claimed against Issuing Lender or any other Letter of Credit Related Person, including by enforcing its rights against the beneficiaries of the Letters of Credit. Any claim by Borrowers under or in connection with any Letter of Credit shall be reduced by an amount equal to the sum of (x) the amount (if any) saved by Borrowers as a result of the breach or alleged wrongful conduct complained of, and (y) the amount (if any) of the loss that would have been avoided had Borrowers taken all reasonable steps to mitigate any loss, and in case of a claim of wrongful dishonor, by specifically and timely authorizing Issuing Lender to effect a cure. (c) Borrowers are responsible for the final text of the Letter of Credit as issued by Issuing Lender, irrespective of any assistance Issuing Lender may provide such as drafting or recommending text or by Issuing Lender’s use or refusal to use text submitted by Borrowers. Borrowers understand that the final form of any Letter of Credit may be subject to such revisions and changes as are deemed necessary or appropriate by Issuing Lender, and Borrowers hereby consent to such revisions and changes not materially different from the application executed in connection therewith. Borrowers are solely responsible for the suitability of the Letter of Credit for Borrowers’ purposes. If Borrowers request Issuing Lender to issue a Letter of Credit for an affiliated or unaffiliated third party (an “Account Party”), (i) such Account Party shall have no rights against Issuing Lender; (ii) Borrowers shall be responsible for the application and obligations under this Agreement; and (iii) communications (including notices) related to the respective Letter of Credit shall be among Issuing Lender and the Borrower Representative. Borrowers will examine the copy of the Letter of Credit and any other documents sent by Issuing Lender in connection therewith and shall promptly notify Issuing Lender (not later than three (3) Business Days following Borrowers’ receipt of documents from Issuing Lender) of any non-

238 compliance with Borrowers’ instructions and of any discrepancy in any document under any presentment or other irregularity. Borrowers understand and agree that Issuing Lender is not required to extend the expiration date of any Letter of Credit for any reason. With respect to any Letter of Credit containing an “automatic amendment” to extend the expiration date of such Letter of Credit, Issuing Lender, in its sole and absolute discretion, may give notice of nonrenewal of such Letter of Credit and, if Borrowers do not at any time want the then current expiration date of such Letter of Credit to be extended, Borrowers will so notify Administrative Agent and Issuing Lender at least 30 calendar days before Issuing Lender is required to notify the beneficiary of such Letter of Credit or any advising bank of such non-extension pursuant to the terms of such Letter of Credit. (d) Borrowers’ reimbursement and payment obligations under this Subsection 11.5 are absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever, including any lack of validity, enforceability or legal effect of any Letter of Credit, any Issuer Document, this Agreement, or any Loan Document, or any term or provision therein or herein; payment against presentation of any draft, demand or claim for payment under any Drawing Document that does not comply in whole or in part with the terms of the applicable Letter of Credit or which proves to be fraudulent, forged or invalid in any respect or any statement therein being untrue or inaccurate in any respect, or which is signed, issued or presented by a Person or a transferee of such Person purporting to be a successor or transferee of the beneficiary of such Letter of Credit; provided, that subject to Subsection 11.5(b) above, the foregoing shall not release Issuing Lender from such liability to Borrowers as may be finally determined in a final, non-appealable judgment of a court of competent jurisdiction against Issuing Lender following reimbursement or payment of the obligations and liabilities, including reimbursement and other payment obligations, of Borrowers to Issuing Lender arising under, or in connection with, this Subsection 11.5 or any Letter of Credit. (e) Without limiting any other provision of this Agreement, Issuing Lender and each other Letter of Credit Related Person (if applicable) shall not be responsible to Borrowers for, and Issuing Lender’s rights and remedies against Borrowers and the obligation of Borrowers to reimburse Issuing Lender for each drawing under each Letter of Credit shall not be impaired by: (i) honor of a presentation under any Letter of Credit that on its face substantially complies with the terms and conditions of such Letter of Credit, even if the Letter of Credit requires strict compliance by the beneficiary; (ii) honor of a presentation of any Drawing Document that appears on its face to have been signed, presented or issued (A) by any purported successor or transferee of any beneficiary or other Person required to sign, present or issue such Drawing Document or (B) under a new name of the beneficiary;

239 (iii) acceptance as a draft of any written or electronic demand or request for payment under a Letter of Credit, even if nonnegotiable or not in the form of a draft or notwithstanding any requirement that such draft, demand or request bear any or adequate reference to the Letter of Credit; (iv) the identity or authority of any presenter or signer of any Drawing Document or the form, accuracy, genuineness or legal effect of any Drawing Document (other than Issuing Lender’s determination that such Drawing Document appears on its face substantially to comply with the terms and conditions of the Letter of Credit; (v) acting upon any instruction or request relative to a Letter of Credit or requested Letter of Credit that Issuing Lender in good faith believes to have been given by a Person authorized to give such instruction or request; (vi) any errors, omissions, interruptions or delays in transmission or delivery of any message, advice or document (regardless of how sent or transmitted) or for errors in interpretation of technical terms or in translation or any delay in giving or failing to give notice to any Borrower; (vii) any acts, omissions or fraud by, or the insolvency of, any beneficiary, any nominated person or entity or any other Person or any breach of contract between any beneficiary and any Borrower or any of the parties to the underlying transaction to which the Letter of Credit relates; (viii) assertion or waiver of any provision of the ISP or UCP that primarily benefits an issuer of a letter of credit, including any requirement that any Drawing Document be presented to it at a particular hour or place; (ix) payment to any presenting bank (designated or permitted by the terms of the applicable Letter of Credit) claiming that it rightfully honored or is entitled to reimbursement or indemnity under Standard Letter of Credit Practice applicable to it; (x) acting or failing to act as permitted under Standard Letter of Credit Practice applicable to where Issuing Lender has issued, confirmed, advised or negotiated such Letter of Credit, as the case may be;

240 (xi) honor of a presentation after the expiration date of any Letter of Credit notwithstanding that a presentation was made prior to such expiration date and dishonored by Issuing Lender if subsequently Issuing Lender or any court or other finder of fact determines such presentation should have been honored; (xii) dishonor of any presentation that does not strictly comply or that is fraudulent, forged or otherwise not entitled to honor; or (xiii) honor of a presentation that is subsequently determined by Issuing Lender to have been made in violation of international, federal, state or local restrictions on the transaction of business with certain prohibited Persons. 12.6 Successors and Assigns; Participations and Assignments. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any affiliate of the applicable Issuing Lender that issues any Letter of Credit), except that (i) other than in accordance with Subsection 8.2, none of the Loan Parties may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Loan Party without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with Subsection 4.13(d), Subsection 4.15(c), Subsection 11.1(g) and this Subsection 11.6. (b) (i) Subject to the conditions set forth in clause (b)(ii) below, any Lender other than a Conduit Lender may, in the ordinary course of business and in accordance with applicable law, assign (other than to a Disqualified Lender, to any natural person or to Ultimate Parent, Holdings, the Parent Borrower or any of their respective Subsidiaries) to one or more assignees (each, an “Assignee”) all or a portion of its rights and obligations under this Agreement (including its Commitment and/or Loans, pursuant to an Assignment and Acceptance) with the prior written consent (such consent not to be unreasonably withheld or delayed) of: (A) the Parent Borrower; provided that no consent of the Parent Borrower shall be required for an assignment (x) to a Lender or an Affiliate (other than a natural person) of a Lender or (y) if an Event of Default under Subsection 9.1(a) or 9.1(f) with respect to the Parent Borrower has occurred and is continuing, to any other Person;

241 (B) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment to a Lender or an Affiliate of a Lender; and (C) the Swingline Lender and each Issuing Lender. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans under any Facility, the amount of the Commitments or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 unless the Parent Borrower and the Administrative Agent otherwise consent, provided that (1) no such consent of the Parent Borrower shall be required if an Event of Default under Subsection 9.1(a) or 9.1(f) has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its affiliates or Approved Funds, if any; (B) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500; provided that for concurrent assignments to two or more Approved Funds such assignment fee shall only be required to be paid once in respect of and at the time of such assignments; and (C) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an administrative questionnaire. For the purposes of this Subsection 11.6, the term “Approved Fund” has the following meaning: “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered, advised or managed by (a) a Lender, (b) an affiliate of a Lender or (c) an entity or an affiliate of an entity that administers, advises or manages a Lender. Notwithstanding the foregoing, no Lender shall be permitted to make assignments under this Agreement to any Disqualified Lender. If any assignment or participation is made to any Disqualified Lender in violation of this Subsection

242 11.6, the Parent Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Lender and the Administrative Agent, require such Disqualified Lender to assign, without recourse (in accordance with and subject to the restrictions contained in this Subsection 11.6), all of its interest, rights and obligations under this Agreement to one or more Eligible Assignees pursuant to an assignment and acceptance otherwise compliant with this Subsection 11.6. Notwithstanding anything to the contrary herein, each of the Parent Borrower, each other Loan Party and the Lenders acknowledges and agrees that the Administrative Agent shall not have any responsibility or obligation to determine whether any Lender or potential Lender is a Disqualified Lender and the Administrative Agent shall have no liabilities with respect to any assignment or participation made to a Disqualified Person other than with respect to liabilities as a result of the Administrative Agent’s bad faith or willful misconduct (as determined by a court of competent jurisdiction in a final non-appealable decision). (iii) Subject to acceptance and recording thereof pursuant to clause (b)(iv) below, from and after the effective date specified in each Assignment and Acceptance the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of (and bound by any related obligations under) Subsections 4.10, 4.11, 4.12, 4.13, 4.15 and 11.5). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Subsection 11.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (c) of this Subsection 11.6 (and any attempted assignment, transfer or participation which does not comply with this Subsection 11.6 shall be null and void). (iv) The Borrowers hereby collectively designate the Administrative Agent, and the Administrative Agent agrees, to serve as the Borrowers’ agent, solely for purposes of this Subsection 11.6, to maintain at one of its offices in New York, New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and interest and principal amount of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent, the Issuing Lender and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for

243 all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, the Issuing Lender and, solely with respect to entries applicable to such Lender, any Lender, at any reasonable time and from time to time upon reasonable prior notice. (v) Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Parent Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) except to the extent that such disclosure is necessary (x) to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations or (y) for any Borrower to enforce its rights hereunder. The entries in the Participant Register shall be conclusive absent manifest error, and a Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. (vi) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender (unless such assignment is being made in accordance with Subsection 4.13(d), Subsection 4.15(c), or Subsection 11.1(g), in which case the effectiveness of such Assignment and Acceptance shall not require execution by the assigning Lender) and an Assignee, the Assignee’s completed administrative questionnaire (unless the Assignee shall already be a Lender hereunder), the processing and recordation fee referred to in clause (b) of this Subsection 11.6 and any written consent to such assignment required by clause (b) of this Subsection 11.6, the Administrative Agent shall accept such Assignment and Acceptance, record the information contained therein in the Register and give prompt notice of such assignment and recordation to the Parent Borrower. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this clause. (vii) On or prior to the effective date of any assignment pursuant to this Subsection 11.6(b), the assigning Lender shall surrender to the Administrative Agent any outstanding Notes held by it evidencing Loans or Commitments, as applicable, all or a portion of which are being assigned. Any Notes surrendered by the assigning Lender shall be returned by the Administrative Agent to the Parent Borrower marked “cancelled”.

244 Notwithstanding the foregoing provisions of this Subsection 11.6(b) or any other provision of this Agreement, if the Parent Borrower shall have consented thereto in writing in its sole discretion, the Administrative Agent shall have the right, but not the obligation, to effectuate assignments of Loans and Commitments via an electronic settlement system acceptable to Administrative Agent and the Parent Borrower as designated in writing from time to time to the Lenders by Administrative Agent (the “Settlement Service”). At any time when the Administrative Agent elects, in its sole discretion, to implement such Settlement Service, each such assignment shall be effected by the assigning Lender and proposed Assignee pursuant to the procedures then in effect under the Settlement Service, which procedures shall be subject to the prior written approval of the Parent Borrower and shall be consistent with the other provisions of this Subsection 11.6(b). Each assigning Lender and proposed Assignee shall comply with the requirements of the Settlement Service in connection with effecting any assignment of Loans and Commitments pursuant to the Settlement Service. Assignments and assumptions of the Loans and Commitments shall be effected by the provisions otherwise set forth herein until the Administrative Agent notifies the Lenders of the Settlement Service as set forth herein. The Parent Borrower may withdraw its consent to the use of the Settlement Service at any time upon notice to the Administrative Agent, and thereafter assignments and assumptions of the Loans and Commitments shall be effected by the provisions otherwise set forth herein. Furthermore, no Assignee, which as of the date of any assignment to it pursuant to this Subsection 11.6(b) would be entitled to receive any greater payment under Subsection 4.10, 4.11 or 11.5 than the assigning Lender would have been entitled to receive as of such date under such Subsections with respect to the rights assigned, shall, notwithstanding anything to the contrary in this Agreement, be entitled to receive such greater payments unless the assignment was made after an Event of Default under Subsection 9.1(a) or 9.1(f) has occurred and is continuing or the Parent Borrower has expressly consented in writing to waive the benefit of this provision at the time of such assignment. For the avoidance of doubt, the foregoing sentence shall not apply to any assignment at the request of a Borrower pursuant to Subsection 4.13. (c) (i) Any Lender other than a Conduit Lender may, in the ordinary course of its business and in accordance with applicable law, without the consent of the Parent Borrower or the Administrative Agent, sell participations (other than to any Disqualified Lender, or a natural person or the Parent Borrower or any of the Parent Borrower’s Affiliates or its Subsidiaries (other than Permitted Affiliated Assignees)) to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, (D) the Parent Borrower, the Administrative Agent, the Issuing Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and (E) prior to selling any participation, such Lender shall have provided the Parent Borrower with not less than 5 Business Days’ advance notice of such sale. Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this

245 Agreement; provided that such agreement may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that (1) requires the consent of each Lender directly affected thereby pursuant to the proviso to the second sentence of Subsection 11.1(a) and (2) directly affects such Participant. Subject to clause (c)(ii) of this Subsection 11.6, each Borrower agrees that each Participant shall be entitled to the benefits of (and shall have the related obligations under) Subsections 4.10, 4.11, 4.12, 4.13, 4.15 and 11.5 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Subsection 11.6. To the extent permitted by law, each Participant also shall be entitled to the benefits of Subsection 11.7(b) as though it were a Lender, provided that such Participant shall be subject to Subsection 11.7(a) as though it were a Lender. Notwithstanding the foregoing, no Lender shall be permitted to sell participations under this Agreement to any Disqualified Lender and any such participation shall be void ab initio, except to the extent the Parent Borrower has consented to such participation in writing (in which case such Lender will not be considered a Disqualified Lender solely for that particular participation). Any attempted participation which does not comply with Subsection 11.6 shall be null and void. (ii) No Loan Party shall be obligated to make any greater payment under Subsection 4.10, 4.11 or 11.5 than it would have been obligated to make in the absence of any participation, unless the sale of such participation is made with the prior written consent of the Parent Borrower and the Parent Borrower expressly waives the benefit of this provision at the time of such participation or such entitlement to receive a greater payment results from a change in treaty, law or regulation that occurs after the Participant acquired the applicable participation. Any Participant that is not incorporated under the laws of the United States of America or a state thereof shall not be entitled to the benefits of Subsection 4.11 unless such Participant complies with Subsection 4.11(b) and provides the forms and certificates referenced therein to the Lender that granted such participation (it being understood that documentation required under Subsection 4.11 shall be delivered to the participating Lender). (d) Any Lender, without the consent of the Parent Borrower or the Administrative Agent, may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or central bank of a member state of the European Union, and this Subsection 11.6 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute (by foreclosure or otherwise) any such pledgee or Assignee for such Lender as a party hereto. (e) No assignment or participation made or purported to be made to any Assignee or Participant shall be effective without the prior written consent of the Parent Borrower if it would require the Parent Borrower to make any filing with any Governmental Authority or qualify any Loan or Note under the laws of any jurisdiction, and the Parent Borrower shall be entitled to request and receive such information and assurances as it may reasonably request from any

246 Lender or any Assignee or Participant to determine whether any such filing or qualification is required or whether any assignment or participation is otherwise in accordance with applicable law. (f) Notwithstanding the foregoing, any Conduit Lender may assign any or all of the Loans it may have funded hereunder to its designating Lender without the consent of the Parent Borrower or the Administrative Agent and without regard to the limitations set forth in Subsection 11.6(b). Each Borrower, each Lender and the Administrative Agent hereby confirms that it will not institute against a Conduit Lender or join any other Person in instituting against a Conduit Lender any domestic or foreign bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any state, federal or provincial bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Conduit Lender; provided, however, that each Lender designating any Conduit Lender hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such Conduit Lender during such period of forbearance. Each such indemnifying Lender shall pay in full any claim received from the Parent Borrower pursuant to this Subsection 11.6(f) within 30 Business Days of receipt of a certificate from a Responsible Officer of the Parent Borrower specifying in reasonable detail the cause and amount of the loss, cost, damage or expense in respect of which the claim is being asserted, which certificate shall be conclusive absent manifest error. Without limiting the indemnification obligations of any indemnifying Lender pursuant to this Subsection 11.6(f), in the event that the indemnifying Lender fails timely to compensate the Parent Borrower for such claim, any Loans held by the relevant Conduit Lender shall, if requested by the Parent Borrower, be assigned promptly to the Lender that administers the Conduit Lender and the designation of such Conduit Lender shall be void. (g) If the Parent Borrower wishes to replace the Loans or Commitments under any Facility with ones having different terms, it shall have the option, with the consent of the Administrative Agent and subject to at least three Business Days’ (or such shorter period as agreed to by the Administrative Agent in its reasonable discretion) advance notice to the Lenders under such Facility, instead of prepaying the Loans or reducing or terminating the Commitments to be replaced, to (i) require the Lenders under such Facility to assign such Loans or Commitments to the Administrative Agent or its designees and (ii) amend the terms thereof in accordance with Subsection 11.1. Pursuant to any such assignment, all Loans and Commitments to be replaced shall be purchased at par (allocated among the Lenders under such Facility in the same manner as would be required if such Loans were being optionally prepaid or such Commitments were being optionally reduced or terminated by the Borrowers), accompanied by payment of any accrued interest and fees thereon and any amounts owing pursuant to Subsection 4.12. By receiving such purchase price, the Lenders under such Facility shall automatically be deemed to have assigned the Loans or Commitments under such Facility pursuant to the terms of the form of the Assignment and Acceptance, and accordingly no other action by such Lenders shall be required in connection therewith. The provisions of this clause (g) are intended to facilitate the maintenance of the perfection and priority of existing security interests in the Collateral during any such replacement.

247 12.7 Adjustments; Set-off; Calculations; Computations. (a) If any Lender (a “Benefited Lender”) shall at any time receive any payment of all or part of its Revolving Credit Loans or the Reimbursement Obligations owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set- off, pursuant to events or proceedings of the nature referred to in Subsection 9.1(f), or otherwise (except pursuant to Subsection 2.6, 2.7, 2.8, 4.4, 4.9, 4.10, 4.11, 4.12, 4.13(d), 11.1(g) or 11.6)), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender’s Revolving Credit Loans or the Reimbursement Obligations, as the case may be, owing to it, or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders an interest (by participation, assignment or otherwise) in such portion of each such other Lender’s Revolving Credit Loans or the Reimbursement Obligations, as the case may be, owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to any Borrower, any such notice being expressly waived by each Borrower to the extent permitted by applicable law, upon the occurrence of an Event of Default under Subsection 9.1(a) to set-off and appropriate and apply against any amount then due and payable under Subsection 9.1(a) by such Borrower any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of such Borrower. Each Lender agrees promptly to notify the Parent Borrower and the Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. 12.8 Judgment. (a) If, for the purpose of obtaining or enforcing judgment against any Loan Party in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this Subsection 11.8 referred to as the “Judgment Currency”) an amount due under any Loan Document in any currency (the “Obligation Currency”) other than the Judgment Currency, the conversion shall be made at the rate of exchange prevailing on the Business Day immediately preceding the date of actual payment of the amount due, in the case of any proceeding in the courts of the Province of Ontario or in the courts of any other jurisdiction that will give effect to such conversion being made on such date, or the date on which the judgment is given, in the case of any proceeding in the courts of any other jurisdiction

248 (the applicable date as of which such conversion is made pursuant to this Subsection 11.8 being hereinafter in this Subsection 11.8 referred to as the “Judgment Conversion Date”). (b) If, in the case of any proceeding in the court of any jurisdiction referred to in Subsection 11.8(a), there is a change in the rate of exchange prevailing between the Judgment Conversion Date and the date of actual receipt for value of the amount due, the applicable Loan Party shall pay such additional amount (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount actually received in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of the Judgment Currency stipulated in the judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date. Any amount due from any Loan Party under this Subsection 11.8(b) shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of any of the Loan Documents. (c) The term “rate of exchange” in this Subsection 11.8 means the rate of exchange at which the Administrative Agent, on the relevant date at or about 12:00 noon (New York time), would be prepared to sell, in accordance with its normal course foreign currency exchange practices, the Obligation Currency against the Judgment Currency. 12.9 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy and other electronic transmission), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be delivered to the Parent Borrower and the Administrative Agent. 12.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 12.11 Integration. This Agreement and the other Loan Documents represent the entire agreement of each of the Loan Parties party hereto and thereto, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any of the Loan Parties party hereto, the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents as applicable. 12.12 Governing Law. THIS AGREEMENT AND ANY NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND ANY NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD

249 REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. 12.13 Submission to Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally: (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT) to which it is a party to the exclusive general jurisdiction of the Supreme Court of the State of New York for the County of New York (the “New York Supreme Court”), and the United States District Court for the Southern District of New York (the “Federal District Court,” and together with the New York Supreme Court, the “New York Courts”) and appellate courts from either of them; provided that nothing in this Agreement shall be deemed or operate to preclude (i) any Agent from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations (in which case any party shall be entitled to assert any claim or defense, including any claim or defense that this Subsection 11.13 would otherwise require to be asserted in a legal action or proceeding in a New York Court), or to enforce a judgment or other court order in favor of the Administrative Agent or the Collateral Agent, (ii) any party from bringing any legal action or proceeding in any jurisdiction for the recognition and enforcement of any judgment, (iii) if all such New York Courts decline jurisdiction over any Person, or decline (or in the case of the Federal District Court, lack) jurisdiction over any subject matter of such action or proceeding, a legal action or proceeding may be brought with respect thereto in another court having jurisdiction and (iv) in the event a legal action or proceeding is brought against any party hereto or involving any of its assets or property in another court (without any collusive assistance by such party or any of its Subsidiaries or Affiliates), such party from asserting a claim or defense (including any claim or defense that this Subsection 11.13(a) would otherwise require to be asserted in a legal proceeding in a New York Court) in any such action or proceeding. (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same; (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the applicable Borrower, the applicable Lender or the Administrative Agent, as the case may be, at the address specified in Subsection 11.2 or at such other address of which the Administrative Agent, any such Lender and any such Borrower shall have been notified pursuant thereto;

250 (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or (subject to clause (a) above) shall limit the right to sue in any other jurisdiction; and (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Subsection 11.13 any consequential or punitive damages. 12.14 Acknowledgements. Each Borrower hereby acknowledges that: (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents; (b) neither any Agent nor any Other Representative or Lender has any fiduciary relationship with or duty to any Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Administrative Agent and Lenders, on the one hand, and the Borrowers, on the other hand, in connection herewith or therewith is solely that of creditor and debtor; and (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby and thereby among the Lenders or among any of the Borrowers and the Lenders. 12.15 Waiver Of Jury Trial. EACH OF THE BORROWERS, THE AGENTS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY NOTES OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN. 12.16 Confidentiality. (a) Each Agent and each Lender agrees to keep confidential any information (A) provided to it by or on behalf of Holdings or any of the Borrowers or any of their respective Subsidiaries pursuant to or in connection with the Loan Documents or (B) obtained by such Lender based on a review of the books and records of Holdings or any of the Borrowers or any of their respective Subsidiaries; provided that nothing herein shall prevent any Lender from disclosing any such information (i) to any Agent, any Other Representative or any other Lender, (ii) to any Transferee, or prospective Transferee or any creditor or any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Borrower and its obligations which agrees to comply with the provisions of this Subsection 11.16 pursuant to a written instrument (or electronically recorded agreement from any Person listed above in this clause (ii), in respect to any electronic information (whether posted or otherwise distributed on any Platform) for the benefit of the Parent Borrower (it being understood that each relevant

251 Lender shall be solely responsible for obtaining such instrument (or such electronically recorded agreement))), (iii) to its Affiliates and the employees, officers, partners, directors, agents, attorneys, accountants, auditors, consultants and other professional advisors of it and its affiliates, provided that such Lender shall inform each such Person of the agreement under this Subsection 11.16 and take reasonable actions to cause compliance by any such Person referred to in this clause (iii) with this agreement (including, where appropriate, to cause any such Person to acknowledge its agreement to be bound by the agreement under this Subsection 11.16), (iv) upon the request or demand of any Governmental Authority having jurisdiction over such Lender or its affiliates or to the extent required in response to any order of any court or other Governmental Authority or as shall otherwise be required pursuant to any Requirement of Law, provided that, other than with respect to any disclosure to any bank regulatory authority, such Lender shall, unless prohibited by any Requirement of Law, notify the Parent Borrower of any disclosure pursuant to this clause (iv) as far in advance as is reasonably practicable under such circumstances, (v) which has been publicly disclosed other than in breach of this Agreement, (vi) in connection with the exercise of any remedy hereunder, under any Loan Document or under any Interest Rate Protection Agreement, (vii) in connection with periodic regulatory examinations and reviews conducted by the National Association of Insurance Commissioners or any Governmental Authority having jurisdiction over such Lender or its affiliates (to the extent applicable), (viii) in connection with any litigation to which such Lender (or, with respect to any Interest Rate Protection Agreement, any affiliate of any Lender party thereto) may be a party subject to the proviso in clause (iv) above, and (ix) if, prior to such information having been so provided or obtained, such information was already in an Agent’s or a Lender’s possession on a non-confidential basis without a duty of confidentiality to any Borrower being violated. Notwithstanding any other provision of this Agreement, any other Loan Document or any Assignment and Acceptance, the provisions of this Subsection 11.16 shall survive with respect to each Agent and Lender until the second anniversary of such Agent or Lender ceasing to be an Agent or a Lender, respectively; provided that in no case shall any Agent or Lender cease to be obligated pursuant to this Subsection 11.16 prior to the third anniversary of the Closing Date. (b) Notwithstanding anything to the contrary herein, the Administrative Agent may disclose information concerning the terms and conditions of this Agreement and the other Loan Documents to loan syndication and pricing reporting services or in its marketing or promotional materials, with such information to consist of deal terms and other information customarily found in such publications or marketing or promotional materials and may otherwise use the name, logos, and other insignia of any Borrower or the other Loan Parties and the Commitments provided hereunder in any “tombstone” or other advertisements, on its website or in other marketing materials of the Administrative Agent. (c) Each Lender acknowledges that any such information referred to in Subsection 11.16(a), and any information (including requests for waivers and amendments) furnished by the Borrowers or the Administrative Agent pursuant to or in connection with this Agreement and the other Loan Documents, may include material non-public information concerning the Borrowers, the other Loan Parties and their respective Affiliates or their respective securities. Each Lender represents and confirms that such Lender has developed compliance procedures regarding the use of material non-public information; that such Lender will handle such material non-public

252 information in accordance with those procedures and applicable law, including United States federal and state securities laws; and that such Lender has identified to the Administrative Agent a credit contact who may receive information that may contain material non-public information in accordance with its compliance procedures and applicable law. 12.17 Accordion Indebtedness; Additional Indebtedness. In connection with the incurrence by any Loan Party or any Subsidiary thereof of Accordion Indebtedness or Additional Indebtedness, each of the Administrative Agent and the Collateral Agent agree to execute and deliver any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, any Security Document, and to make or consent to any filings or take any other actions in connection therewith, as may be reasonably deemed by the Parent Borrower to be necessary or reasonably desirable for any Lien on the assets of any Loan Party permitted to secure such Accordion Facility or Additional Indebtedness to become a valid, perfected lien (with such priority as may be designated by the relevant Loan Party or Subsidiary, to the extent such priority is permitted by the Loan Documents) pursuant to the Security Document being so amended, amended and restated, restated, waived, supplemented or otherwise modified or otherwise. 12.18 USA Patriot Act Notice. Each Lender hereby notifies each Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub.: 107-56 (signed into law October 26, 2001)) (the “Patriot Act”) and the CDD Rule, it is required to obtain, verify, and record information that identifies each Borrower, which information includes the name of each Borrower and other information that will allow such Lender to identify each Borrower in accordance with the Patriot Act, and each Borrower agrees to provide such information from time to time to any Lender. 12.19 Electronic Execution. The words “execution,” “signed,” “signature” and words of like import in this Agreement, any Assignment and Acceptance or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Agreement or on any notice delivered to such Agent under this Agreement or any other Loan Document. Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute this Agreement through electronic means and there are no restrictions for doing so in such party’s organizational documents. 12.20 Joint and Several Liability; Postponement of Subrogation. (a) The obligations of the Borrowers hereunder and under the other Loan Documents to which each Borrower is a party shall be joint and several and, as such, each Borrower shall be liable for all of the such obligations of the other Borrowers under this Agreement and the other

253 Loan Documents to which each Borrower is a party. To the fullest extent permitted by law the liability of each Borrower for the obligations under this Agreement and the other Loan Documents of the other applicable Borrowers with whom it has joint and several liability shall be absolute, unconditional and irrevocable, without regard to (i) the validity or enforceability of this Agreement or any other Loan Document, any of the obligations hereunder or thereunder or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any applicable Secured Party, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance hereunder; provided that no Borrower hereby waives any suit for breach of a contractual provision of any of the Loan Documents) which may at any time be available to or be asserted by such other applicable Borrower or any other Person against any Secured Party or (iii) any other circumstance whatsoever (with or without notice to or knowledge of such other applicable Borrower or such Borrower) which constitutes, or might be construed to constitute, an equitable or legal discharge of such other applicable Borrower for the obligations hereunder or under any other Loan Document, or of such Borrower under this Subsection 11.20, in bankruptcy or in any other instance. (b) Each Borrower agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under this Agreement, by any payments made hereunder or otherwise, until the prior payment in full in cash of all of the obligations hereunder and under any other Loan Document, the termination or expiration of all Letters of Credit and the permanent termination of all Commitments. Any amount paid to any Borrower on account of any such subrogation rights prior to the payment in full in cash of all of the obligations hereunder and under any other Loan Document, the termination or expiration of all Letters of Credit and the permanent termination of all Commitments shall be held in trust for the benefit of the applicable Secured Parties and shall immediately be paid to the Administrative Agent for the benefit of the applicable Secured Parties and credited and applied against the obligations of the applicable Borrowers, whether matured or unmatured, in such order as the Administrative Agent shall elect. In furtherance of the foregoing, for so long as any obligations of the Borrowers hereunder, any Letters of Credit or any Commitments remain outstanding, each Borrower shall refrain from taking any action or commencing any proceeding against any other Borrower (or any of its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made in respect of the obligations hereunder or under any other Loan Document of such other Borrower to any Secured Party. (c) Each Borrower represents and warrants to the Agents and Lenders that such Borrower is currently informed of the financial condition of each Borrower (and all Borrowers, collectively) and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Borrower further represents and warrants to the Agents and Lenders that such Borrower has read and understands the terms and conditions of the Loan Documents. Each Borrower hereby covenants that such Borrower will continue to keep informed of the financial condition of all Borrowers and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Obligations. 12.21 Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition or other proceeding be filed by or against any Loan Party for

254 liquidation or reorganization, should any Loan Party become insolvent or make an assignment for the benefit of any creditor or creditors or should an interim receiver, receiver, receiver and manager or trustee be appointed for all or any significant part of any Loan Party’s assets, and shall continue to be effective or to be reinstated, as the case may be, if at any time payment and performance of the obligations of the Borrowers under the Loan Documents, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the obligations, whether as a fraudulent preference, reviewable transaction or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the obligations of the Borrowers hereunder shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned. 12.22 Designated Cash Management Agreements, Designated Hedging Agreements and Designated Vendor Financing Arrangements. (a) The Parent Borrower may from time to time elect by notice in writing to the Administrative Agent (with a copy to the Cash Management Party, Hedging Party, Lender, Affiliate of any Lender or other Person, as applicable, party to the Bank Products Agreement, Interest Rate Protection Agreement, Hedging Agreement, other Permitted Hedging Arrangement or Vendor Financing Arrangement, as applicable, to which the notice relates) that (x)(i) a Bank Products Agreement with any Cash Management Party is to be a “Designated Cash Management Agreement” having monetary obligations that are subject to the waterfall provisions set forth in Subsection 10.15 and (ii) the Administrative Agent may in its Permitted Discretion establish a Designated Cash Management Reserve with respect to any such Designated Cash Management Agreement in an amount (which amount shall be specified in such notice) equal to the maximum facility amount under such Designated Cash Management Agreement owing to any Cash Management Party, so long as, immediately after giving effect thereto, the aggregate amount of Available Loan Commitments would be not less than zero, (y)(i) an Interest Rate Protection Agreement, Hedging Agreement or other Permitted Hedging Arrangement with any Hedging Party is to be a “Designated Hedging Agreement” having monetary obligations that are subject to the waterfall provisions set forth in Subsection 10.15 and (ii) the Administrative Agent may in its Permitted Discretion establish a Designated Hedging Reserve with respect to any such Designated Hedging Agreement in an amount (which amount shall be specified in such notice) equal to the anticipated monetary obligations of the Loan Parties under such Designated Hedging Agreement owing to any Hedging Party, so long as, immediately after giving effect thereto, the aggregate amount of Available Loan Commitments would be not less than zero, or (z)(i) a Vendor Financing Arrangement with any Lender or an Affiliate of any Lender is to be a “Designated Vendor Financing Arrangement” having monetary obligations that are subject to the waterfall provisions set forth in Subsection 10.15 and (ii) the Administrative Agent may in its Permitted Discretion establish a Designated Vendor Financing Reserve with respect to any such Designated Vendor Financing Arrangement in an amount (which amount shall be specified in such notice) equal to the anticipated monetary obligations of the Loan Parties under such Designated Vendor Financing Arrangement owing to any Lender or an Affiliate of any Lender, so long as, immediately after giving effect thereto, the aggregate amount of Available Loan Commitment would not be less than zero; provided that (i) no Designated Cash Management Agreement, Designated Hedging Agreement or Designated Vendor Financing Arrangement can be secured at the same time on a first lien basis by the Cash Flow Priority Collateral (and any request under this Subsection 11.22 will be deemed to be a

255 representation by the Borrower Representative to such effect), and (ii) no monetary obligations under any Designated Cash Management Agreement, Designated Hedging Agreement or Designated Vendor Financing Arrangement shall receive any benefit of the designation under this Subsection 11.22 after the Discharge of ABL Obligations (as defined in the Intercreditor Agreement), provided, further, that no Bank Products Agreement shall be designated as a “Designated Cash Management Agreement”, no Interest Rate Protection Agreement, Hedging Agreement or other Permitted Hedging Arrangement shall be designated as a “Designated Hedging Agreement” and no Vendor Financing Arrangement shall be designated as a “Designated Vendor Financing Arrangement” if, at the time of such designation, the establishment of a Designated Cash Management Reserve, Designated Hedging Reserve or Designated Vendor Financing Reserve in connection with such Designated Cash Management Agreement, Designated Hedging Agreement or Designated Vendor Financing Arrangement, as applicable, would result in the aggregate amount of Available Loan Commitments being less than zero. The Parent Borrower may from time to time instruct the Administrative Agent to (i) reduce or eliminate the amount of any Designated Cash Management Reserve, Designated Hedging Reserve or Designated Vendor Financing Reserve by delivering to the Administrative Agent a notice of such reduction or elimination, as applicable, together with a written agreement with, or a written consent of, the Cash Management Party, Hedging Party, Lender of Affiliate of a Lender, as applicable, party to the Designated Cash Management Agreement, Designated Hedging Agreement or Designated Vendor Financing Arrangement to which the Designated Cash Management Reserve, Designated Hedging Reserve or Designated Vendor Financing Reserve relates, and such reduction or elimination in the amount of any such reserve shall not exceed the amount by which the monetary obligations (or maximum facility amount) thereunder have been reduced or eliminated, or (ii) increase the amount of any Designated Cash Management Reserve, Designated Hedging Reserve or Designated Vendor Financing Reserve by notice in writing to the Administrative Agent (with a copy to the Cash Management Party, Hedging Party, Lender of Affiliate of a Lender, as applicable, party to the Designated Cash Management Agreement, Designated Hedging Agreement or Designated Vendor Financing Arrangement to which the Designated Cash Management Reserve, Designated Hedging Reserve or Designated Vendor Financing Reserve relates), in an amount of the additional monetary obligations (or maximum facility amount) thereunder, so long as in the case of this clause (ii), immediately after giving effect to such increase, the aggregate amount of Available Loan Commitments would be not less than zero. 12.23 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary herein or in any other Loan Document, each party hereto acknowledges that any liability of any party hereto that is an EEA Financial Institution arising hereunder or under any other Loan Document, to the extent such liability is unsecured (all such liabilities, other than any Excluded Liability, the “Covered Liability”), may be subject to Write-down and Conversion Powers and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of Write-Down and Conversion Powers to any Covered Liability arising hereunder or under any other Loan Document which may be payable to it by any party hereto that is an EEA Financial Institution; and

256 (b) the effects of any Bail-in Action on any such Covered Liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such Covered Liability; (ii) a conversion of all, or a portion of, such Covered Liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such Covered Liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such Covered Liability in connection with the exercise of Write-Down and Conversion Powers. Notwithstanding anything to the contrary herein, nothing contained in this Subsection 11.23 shall modify or otherwise alter the rights or obligations under this Agreement or any other Loan Document with respect to any liability that is not a Covered Liability. 12.24 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Party that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a

257 state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. 12.25 Cash Management Party. Each Cash Management Party in its capacity as such shall be deemed a third party beneficiary hereof and of the provisions of the other Loan Documents for purposes of any reference in a Loan Document to the parties for whom Administrative Agent is acting. Administrative Agent hereby agrees to act as agent for such Cash Management Parties and, by virtue of entering into a Bank Products Agreement, the applicable Cash Management Party shall be automatically deemed to have appointed Administrative Agent as its agent and to have accepted the benefits of the Loan Documents. It is understood and agreed that the rights and benefits of each Cash Management Party under the Loan Documents consist exclusively of such Cash Management Party’s being a beneficiary of the Liens and security interests (and, if applicable, guarantees) granted to Administrative Agent and the right to share in payments and collections out of the Collateral as more fully set forth herein. In addition, each Cash Management Party, by virtue of entering into a Bank Products Agreement, shall be automatically deemed to have agreed that Agent shall have the right, but shall have no obligation, to establish, maintain, relax, or release reserves in respect of the Bank Products Obligations and that if reserves are established there is no obligation on the part of Administrative Agent to determine or insure whether the amount of any such reserve is appropriate or not. In connection with any such distribution of payments or proceeds of Collateral, Administrative Agent shall be entitled to assume no amounts are due or owing to any Cash Management Party unless such Cash Management Party has provided a written certification (setting forth a reasonably detailed calculation) to Agent as to the amounts that are due and owing to it and such written certification is received by Agent a reasonable period of time prior to the making of such distribution. Administrative Agent shall have no obligation to calculate the amount due and payable with respect to any Cash Management Arrangements, but may rely upon the written certification of the amount due and payable from the applicable Cash Management Party. In the absence of an updated certification, Agent shall be entitled to assume that the amount due and payable to the applicable Cash Management Party is the amount last certified to Administrative Agent by such Cash Management Party as being due and payable (less any distributions made to such Cash Management Party on account thereof). Borrowers may obtain services under any Cash Management Arrangements from any Cash Management Party, although Borrowers are not required to do so. Each Borrower acknowledges and agrees that no Cash Management Party has committed to provide services under any Cash Management Arrangements and that the providing of such services under Cash Management Arrangements by any Cash Management Party is in the sole and absolute discretion of such Cash Management Party. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, no Cash Management Party shall have any voting or approval rights hereunder (or be deemed a Lender) solely by virtue of its status as the provider or holder of such agreements or products or the Obligations owing thereunder, nor shall the consent of any such provider or holder be required (other than in their capacities as Lenders, to the extent applicable) for any matter hereunder or under any of the other Loan Documents, including as to any matter relating to the Collateral or the release of Collateral or Guarantors.

258 12.26 No Novation. (a) This Agreement does not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the obligations or the liens or priority of any pledge, security agreement or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement, the other Existing Loan Documents or instruments securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Agreement shall be construed as a release or other discharge of any Borrower or any Guarantor from any of its obligations or liabilities under the Existing Credit Agreement or any of the security agreements, pledge agreements, guaranties or other loan documents executed in connection therewith. Each Borrower hereby (i) confirms and agrees that each Existing Loan Document to which it is a party that is not being amended and restated or expressly terminated concurrently herewith is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Closing Date, all references in any such Existing Loan Document to “the Credit Agreement,” “thereto,” “thereof,” “thereunder” or words of like import referring to the Existing Credit Agreement shall mean the Existing Credit Agreement as amended and restated by this Agreement; and (ii) confirms and agrees that to the extent that any such Existing Loan Document (excluding any that is expressly being terminated on the date hereof) purports to assign or pledge to any of Agents or the Lenders or to grant to any of Agents or the Lenders a security interest in or lien on, any collateral as security for all or any portion of any of the Obligations of any Borrower or any other Loan Party, as the case may be, from time to time existing in respect of the Existing Credit Agreement or the Existing Loan Document, such pledge or assignment or grant of the security interest or lien is hereby ratified and confirmed in all respects with respect to this Agreement and the Loan Documents. (b) Each Borrower and each Guarantor (i) consents to the amendment and restatement of the Existing Credit Agreement by this Agreement; (ii) acknowledges and agrees that (x) its obligations owing to Agents and Lenders; and (y) the prior grant or grants of security interests in favor of Agents and Lenders in its properties and assets, under each Existing Loan Document (unless being expressly terminated on the date hereof), and each Loan Document to which it is a party shall be in respect of the obligations of such Borrower or such Guarantor, as the case may be, under this Agreement and the other Loan Documents; and (c) agrees that, except as expressly amended hereby (or expressly terminated on the date hereof), each of the Existing Loan Documents to which it is a party is and shall remain in full force and effect. Borrowers hereby confirm and agree that all outstanding principal, interest and fees and other obligations under the Existing Credit Agreement immediately prior to the Closing Date shall, to the extent not paid on the Closing Date, from and after the Closing Date, be, without duplication, Obligations owing and payable pursuant to this Agreement and the other Loan Documents as in effect from time to time, shall accrue interest thereon as specified in this Agreement, and shall be secured by this Agreement and the other Loan Documents. [SIGNATURE PAGES FOLLOW]

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